ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
AZL Invesco International Equity Fund
AZL JPMorgan International Opportunities Fund
5701 Golden Hills Drive
Minneapolis, MN 55416-1297
Dear Allianz Life or Allianz Life of New York Variable Annuity Contract Owner:
The Board of Trustees of the Allianz Variable Insurance Products Trust (the "Trust") is pleased to submit proposals to reorganize certain series of the Trust into certain other series of the Trust, as follows:
Acquired Fund	Acquiring Fund
AZL Invesco International Equity Fund	AZL International Index Fund
AZL JPMorgan International Opportunities Fund
As the owner of a variable annuity contract issued by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York (together, "Allianz Life"), your contract is funded by shares of one or more of the Acquired Funds. Accordingly, we ask that you indicate whether you approve or disapprove of the proposed reorganization with respect to your Fund by submitting instructions on how to vote your beneficial shares by phone, internet, or mail.
Each proposed reorganization is being recommended primarily because Allianz Life is expected no longer to offer the Acquired Fund as an investment option in its variable annuity contracts. As a result, the Acquired Funds are expected to lose assets and shrink in size, which, over time, may be expected to result in the Fund's fixed costs being spread over an ever smaller asset base, meaning that the expenses of each Acquired Fund may increase as a percentage of assets. The overall fees and expenses of the Acquiring Fund are lower than the fees and expenses of each corresponding Acquired Fund; and each reorganization is expected to result in a larger Fund that is better able to achieve economies of scale by spreading certain fixed costs over a larger, and increasing, asset base.
THE BOARD OF TRUSTEES OF THE TRUST BELIEVES THAT THE TRANSACTIONS ARE IN THE BEST INTERESTS OF EACH ACQUIRED FUND AND ITS SHAREHOLDERS, AND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL.
The Board considered various factors in reviewing the proposed reorganization on behalf of each Acquired Fund's shareholders, including, but not limited to, the following:
●	The similarity in investment objectives and strategies between the Acquiring Fund and each corresponding Acquired Fund;
●	The expectation that each reorganization will reduce overall expenses for shareholders of the Acquired Fund; and
●	The expectation that each reorganization will have no federal income tax consequences for contract owners.
If the proposal is approved, each Acquiring Fund will acquire all of the assets and assume all of the liabilities of the corresponding Acquired Fund in exchange for newly issued shares of the Acquiring Fund. These Acquiring Fund shares in turn will be distributed proportionately to the shareholders of the corresponding Acquired Fund in complete liquidation of the Acquired Fund. To accomplish the proposed reorganization, the Board of Trustees of the Acquired Funds submits for your approval an Agreement and Plan of Reorganization with respect to your Acquired Fund. The shareholders meeting to consider the proposals will take place at 10:00 a.m., central time, on October 12, 2016, and the transactions, if approved, are expected to close within approximately four weeks thereafter.

Whether or not you plan to attend the meeting, please review the enclosed voting instruction form. You may submit your instructions on voting the shares that fund your contract by phone, internet, or mail. Following this letter is a Q&A summarizing the reorganization and information on how to vote your shares. Please read the proxy statement/prospectus carefully before you vote.
Thank you for your prompt attention to this important matter.
 Sincerely,

Brian Muench
Chairman and President
 Allianz Variable Insurance Products Trust

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
PROXY STATEMENT/PROSPECTUS Q&A
THE FOLLOWING IS A BRIEF OVERVIEW OF THE CHANGES BEING RECOMMENDED FOR EACH OF THE FOLLOWING ACQUIRED FUNDS. WE ENCOURAGE YOU TO READ THE FULL TEXT OF THE ENCLOSED PROXY STATEMENT/PROSPECTUS.
Acquired Fund	Acquiring Fund
AZL Invesco International Equity Fund ("Invesco Fund")	AZL International Index Fund
AZL JPMorgan International Opportunities Fund ("JPMorgan Fund")

Q: Why is the reorganization being proposed?
Each reorganization is being proposed primarily because Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York (together, "Allianz Life") are expected no longer to offer the Acquired Fund as an investment option in their variable annuity contracts. As a result, the Acquired Funds are expected to lose assets and shrink in size, which, over time, may be expected to result in the Fund's fixed costs being spread over an ever smaller asset base, meaning that the expenses of each Acquired Fund may increase as a percentage of assets. Each Acquired Fund is an actively-managed mutual fund, with investment decisions made for the Fund by its subadviser, but the Acquiring Fund is a passively-managed index fund, which seeks to match the performance of its index as closely as possible. The overall fees and expenses of the Acquiring Fund are lower than the fees and expenses of each corresponding Acquired Fund; and each reorganization is expected to result in a larger Fund that is better able to achieve economies of scale by spreading certain fixed costs over a larger, and increasing, asset base.
As discussed under Reasons for the Proposed Reorganization and Board Deliberations in the enclosed proxy statement/prospectus, the Board of Trustees of the Trust believes that each proposed reorganization will be advantageous to shareholders of each Acquired Fund based on its consideration of various factors, and the Board recommends that you vote FOR the reorganization with respect to your Fund.
Q: Will the expenses of the Fund in which I participate increase as a result of the reorganization?
The management fees paid by the Acquiring Fund are lower than those paid by each corresponding Acquired Fund, and the total expense ratio for the Acquiring Fund following the reorganization is lower than the total expense ratio for each corresponding Acquired Fund prior to the reorganization. Therefore, as shown in the pro forma fee table on page 12 of the enclosed proxy statement/prospectus, the expenses of each Acquired Fund are expected to decrease as a result of the reorganization.
Q: Who is paying the costs of the shareholder meeting and this proxy solicitation?
Costs related to each proxy solicitation, shareholder meeting and merger will be shared equally between Allianz Investment Management LLC, the Funds' investment manager, and the corresponding Acquired Fund, except that the expenses borne by the Invesco Fund will not exceed $132,000, and the expenses borne by the JPMorgan Fund will not exceed $105,000. Total estimated costs of the reorganizations are $264,000 for the Invesco Fund and $210,000 for the JPMorgan Fund.
Q: Will I incur taxes as a result of the reorganization?
No. For U.S. federal income tax purposes, the reorganization is not expected to be a taxable event for contract owners.
Please see the section entitled "Tax Consequences" in the enclosed proxy statement/prospectus for additional information. A portion of the assets of the Acquired Fund may be sold in connection with its reorganization. The Invesco Fund expects to sell approximately 47% of its existing portfolio and incur transaction costs of approximately $185,000 in connection with the Reorganization, and the JPMorgan Fund expects to sell approximately 47% of its existing portfolio and incur transaction costs of approximately $128,000 in connection with the Reorganization. Any such sales may cause it to make distributions in order to meet the distribution requirement applicable to it as a regulated investment company ("RIC") and to avoid a fund-level tax.
Q: If approved, when will the reorganization happen?
If shareholders approve the reorganization, it will take place within approximately four weeks following the shareholder meeting.

Q: Is there anything I need to do to convert my shares?
No. Upon shareholder approval of each reorganization, the Acquired Fund shares that serve as a funding vehicle for benefits under your variable annuity contract automatically will be exchanged for shares of the Acquiring Fund. The total value of the Acquiring Fund shares that a shareholder receives in the reorganization will be the same as the total value of the Acquired Fund shares held by the shareholder immediately before the reorganization.
Q: How does the Board recommend that I vote?
After careful consideration, the Board recommends that you vote FOR the reorganization of your Fund.
Q: How and when do I vote?
You can vote in one of four ways:
- By mail with the enclosed voting instruction form
- By telephone
- By web site
- In person at the meeting
Please refer to the enclosed voting instruction form for the telephone number and internet address. Please vote as soon as possible by following the instructions on the voting instruction form.
Q: Whom should I call if I have questions?
If you have questions about any of the proposals described in the proxy statement/prospectus or about voting procedures, please call toll free at 1-800-624-0197.

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
5701 Golden Hills Drive
Minneapolis, Minnesota 55416-1297
NOTICE OF A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD OCTOBER 12, 2016
AZL Invesco International Equity Fund
AZL JPMorgan International Opportunities Fund
A special meeting of the shareholders of the AZL Invesco International Equity Fund and the AZL JPMorgan International Opportunities Fund (each an "Acquired Fund," and together the "Acquired Funds") will be held at 10:00 a.m. Central Time on October 12, 2016, at the offices of Allianz Life Insurance Company of North America, 5701 Golden Hills Drive, Minneapolis, Minnesota. At the meeting, shareholders of each Acquired Fund, voting separately, will consider the following proposals:
-	To approve an Agreement and Plan of Reorganization (the "Plan") between each of the Acquired Funds and the AZL International Index Fund (the "Acquiring Fund"). All Funds are series of the Allianz Variable Insurance Products Trust. Under the Plan, the Acquiring Fund would acquire all of the assets and assume all of the liabilities of the corresponding Acquired Fund in exchange for shares of the Acquiring Fund, which would be distributed proportionately to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund, and the assumption of the Acquired Fund's liabilities; and
-	Such other business as may properly come before the meeting, or any adjournment of the meeting.
The Acquired Funds issue and sell shares to certain accounts of Allianz Life Insurance Company of North America ("Allianz Life") and Allianz Life Insurance Company of New York ("Allianz Life of NY"). The separate accounts hold shares of mutual funds, including the Acquired Funds, which serve as a funding vehicle for benefits under variable annuity contracts issued by Allianz Life and Allianz Life of NY. As the owners of the assets held in the separate accounts, Allianz Life and Allianz Life of NY are the shareholders of the Acquired Funds and are entitled to vote the shares of the Acquired Funds. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Funds in accordance with instructions given by the owners of variable annuity contracts for which the Funds serve as a funding vehicle. This Notice is being delivered to owners of variable annuity contracts whose contracts were funded by shares of one or more of the Acquired Funds on the record date, so that they may instruct Allianz Life and Allianz Life of NY how to vote the shares of the Acquired Funds underlying their contracts.
Shareholders of record at the close of business on July 22, 2016, are entitled to vote at the meeting.
 By Order of the Board of Trustees

 Michael J. Radmer
 Secretary
August 25, 2016
YOU CAN VOTE QUICKLY AND EASILY.
PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED VOTING INSTRUCTION FORM.

PROXY STATEMENT/PROSPECTUS — AUGUST 25, 2016
Acquired Fund	Acquiring Fund
AZL Invesco International Equity Fund ("Invesco Fund")	AZL International Index Fund ("Int'l Index Fund")
AZL JPMorgan International Opportunities Fund ("JPMorgan Fund")
This proxy statement/prospectus describes a proposed Agreement and Plan of Reorganization (the "Plan") pursuant to which the outstanding shares of each Acquired Fund above, one or more of which serves as a funding vehicle for your variable annuity contract, would be exchanged for shares of the Acquiring Fund. Each of the Acquiring Fund and the Acquired Funds (each a "Fund" and together the "Funds") are series of the Allianz Variable Insurance Products Trust (the "Trust"). The address of the Funds is 5701 Golden Hills Drive, Minneapolis, MN 55416-1297. The phone number of the Funds is 1-800-624-0197.
THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS APPROVAL OF THE PLAN.
These securities are not deposits or obligations of, or guaranteed by, any bank or an affiliate of any bank, nor are they insured by the Federal Deposit Insurance Corporation (FDIC), or any other agency of the United States, or any bank or an affiliate of any bank; and are subject to investment risks including possible loss of value.
As with all mutual funds, the Securities and Exchange Commission (the "SEC") has not approved or disapproved these securities or passed on the adequacy of this prospectus. Any representation to the contrary is a criminal offense.
Each of the Funds is subject to the information requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940 (the "1940 Act") and files reports, proxy materials, and other information with the SEC (Investment Company Act file no. 811-09491). These reports, proxy materials, and other information can be inspected and copied at the Public Reference Room maintained by the SEC. Copies may be obtained, after paying a duplicating fee, by electronic request e-mailed to publicinfo@sec.gov, or by writing to the Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549-0102. In addition, copies of these documents may be viewed on-line or downloaded from the SEC's Web site at http://www.sec.gov.
You should retain this proxy statement/prospectus for future reference. It sets forth concisely the information about each Acquiring Fund that a prospective investor should know before investing. Additional information is set forth in the Statement of Additional Information, dated the same date as this proxy statement/prospectus, relating to this proxy statement/prospectus.
This proxy statement/prospectus was first mailed to contract owners on or about August 25, 2016.
WHERE TO GET MORE INFORMATION
The following documents (SEC file nos. 333-83423 and 811-9491) have been filed with the SEC and are incorporated by reference into this combined proxy statement/prospectus:
•
The Statement of Additional Information, dated the same date as this proxy statement/prospectus, relating to the Reorganization, which includes the Statement of Additional Information for the Acquiring Fund;

•	the prospectus of each Acquired Fund, dated April 25, 2016, as supplemented to date;
•	the Statement of Additional Information of each Acquired Fund, dated April 25, 2016, as supplemented to date; and
•
the reports of the Independent Registered Public Accounting Firm and the audited financial statements included in the Annual Report to Shareholders of each Acquired Fund for the year ended December 31, 2015.

For a free copy of any of the documents listed above and/or to ask questions about this combined proxy statement/prospectus, please call toll-free 1-800-624-0197 or write to Allianz Variable Insurance Products Trust, 5701 Golden Hills Drive, Minneapolis, MN 55416-1297.
ABOUT THE ACQUIRED AND ACQUIRING FUNDS
The Acquired Funds issue and sell shares to separate accounts of Allianz Life Insurance Company of North America ("Allianz Life") and Allianz Life Insurance Company of New York ("Allianz Life of NY"). These separate accounts hold shares of mutual funds, including the Acquired Funds, which serve as funding vehicles for benefits under variable annuity contracts issued by Allianz Life and Allianz Life of NY (the "Contracts"). Each separate account has subaccounts that invest in the Acquired Funds and certain other mutual funds. Owners of the Contracts ("Contract Owners") allocate the value of their Contracts among these subaccounts. As the owners of the assets held in the separate accounts, Allianz Life
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST ♦ PROXY STATEMENT/PROSPECTUS ♦AUGUST 25, 2016

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and Allianz Life of NY are the shareholders of the Acquired Funds and are entitled to vote the shares of the Acquired Funds. However, Allianz Life and Allianz Life of NY will vote outstanding shares of the Acquired Funds in accordance with instructions given by the Contract Owners who are eligible to vote at the meeting, and will vote shares as to which they have received no instructions for or against the proposal in the same proportion as the shares for which they receive instructions.
The Funds are open-end management investment companies. If the Plan is approved, the shares of the Acquiring Fund will be distributed proportionately by the corresponding Acquired Fund to the holders of its shares in complete liquidation of the Acquired Fund. Each Acquired Fund shareholder would become the owner of Acquiring Fund shares having a total net asset value equal to the total net asset value of that shareholder's holdings in the Acquired Fund.
The following information summarizes the proposed reorganization of each Acquired Fund into the Acquiring Fund (the "Reorganization"). The Reorganization of each Acquired Fund into the Acquiring Fund is separate and independent of the other Reorganization. The shareholders of each Acquired Fund will vote separately whether to approve the Reorganization affecting their Fund, and approval and completion of the Reorganization with respect to one Acquired Fund is not contingent upon the approval or completion of the Reorganization with respect to the other Acquired Fund. References to the "Reorganization" in this proxy statement/prospectus, should be read as referring to each Reorganization individually.
HOW THE REORGANIZATION WILL WORK
The Acquired Fund will transfer all of its assets to the Acquiring Fund. The Acquiring Fund will assume all of the Acquired Fund's liabilities.
The Acquiring Fund will issue shares of beneficial interest to the Acquired Fund in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities it assumes. These shares will be distributed to the Acquired Fund's shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccounts that were invested in the Acquired Fund immediately before the Reorganization. You will not pay any sales charge in connection with this distribution of shares. If you already have an Acquiring Fund account, shares distributed in the Reorganization will be added to that account.
FUND INVESTMENT OBJECTIVES
The following table presents the investment objective for each of the Funds. The investment objective of each Fund may be changed by the Board of Trustees without shareholder approval.
Acquired Fund	Investment Objective	Acquiring Fund	Investment Objective
Invesco Fund	The Fund seeks to provide long-term growth of capital.	Int'l Index Fund	The Fund seeks to match the performance of the MSCI EAFE® Index as closely as possible.
JPMorgan Fund	The Fund seeks long-term capital appreciation.

THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST ♦ PROXY STATEMENT/PROSPECTUS ♦AUGUST 25, 2016

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TABLE OF CONTENTS
SECTION A -- PROPOSAL	5
PROPOSAL: Approve or Reject the Agreement and Plan of Reorganization	5
SUMMARY	5
How The Reorganization Will Work	5
Comparison of the Acquired Funds and the Acquiring Funds	5
Comparison of Investment Objectives	6
Tax Consequences	6
Comparison of PrincipalInvestment Strategies	6
Comparison of Investment Policies	8
Risk Factors	8
Fees & Expenses	12
Performance	13
THE REORGANIZATION	16
Terms of the Reorganization	16
Conditions to Closing the Reorganization	17
Termination of the Plan	17
Tax Status of Each Reorganization	17
Certain Tax Consequences	18
Reasons for the Proposed Reorganization and Board Deliberations	19
Board's Determinations	21
Recommendation and Vote Required	21
SECTION B — Proxy Voting and Shareholder Meeting Information	22
SECTION C — Capitalization, Ownership of Fund Shares and Other Fund Information	24
Financial Highlights	25
EXHIBIT A — ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND	A-1
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST ♦ PROXY STATEMENT/PROSPECTUS ♦AUGUST 25, 2016

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SECTION A -- PROPOSAL

PROPOSAL: APPROVE OR REJECT THE AGREEMENT AND PLAN OF REORGANIZATION

SUMMARY

This proxy statement/prospectus is being used by the following Acquired Funds to solicit voting instructions for the proposal to approve the Plan providing for the Reorganization of each Acquired Fund into the Acquiring Fund. The shareholders of each Acquired Fund vote separately; approval of the Plan by one Acquired Fund is not contingent upon approval by the other Acquired Fund.
Acquired Fund	Acquiring Fund
AZL Invesco International Equity Fund ("Invesco Fund")	AZL International Index Fund ("Int'l Index Fund")
AZL JPMorgan International Opportunities Fund ("JPMorgan Fund")

The following is a summary. More complete information appears later in this proxy statement/prospectus. You should read the entire proxy statement/prospectus, exhibits and accompanying materials because they contain details that are not in this summary.
HOW THE REORGANIZATION WILL WORK
Each Acquired Fund will transfer all of its assets to the Acquiring Fund, and the Acquiring Fund will assume all of the Acquired Fund's liabilities.
Each Acquiring Fund will issue shares of beneficial interest in an amount equal to the value of the assets that it receives from the corresponding Acquired Fund, less the liabilities it assumes. These shares will be distributed to the Acquired Fund's shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. The value of your interest in the subaccount investing in the Acquiring Fund received in connection with the Reorganization will equal the value of your interest in the subaccounts that were invested in the Acquired Fund immediately before the Reorganization.
As part of the Reorganization, systematic transactions (such as the automatic investment plan, dollar-cost average program, or flexible rebalancing program) currently set up for your Acquired Fund accounts will be transferred to your new Acquiring Fund account. If you do not want your systematic transactions to continue, please contact your financial representative to make changes.
Neither the Acquired Funds nor the Contract Owners whose contract values are allocated to subaccounts investing in the Acquired Funds will pay any sales charge in connection with the Reorganization.
After the Reorganization has been completed, contract values that were allocated to subaccounts investing in the Acquired Funds will be allocated to subaccounts investing in the Acquiring Fund. The Acquired Funds will be terminated.
COMPARISON OF THE ACQUIRED FUNDS AND THE ACQUIRING FUNDS
Each of the Acquired Funds and the Acquiring Fund:
•	Are outstanding series of an open-end management investment company organized as a Delaware statutory trust.
•	Have Allianz Investment Management LLC (the "Manager") as their investment adviser.
•	Have the same policies for buying and selling shares and the same exchange rights.
•	Have the same distribution policies.
•	Are available only to Contract Owners who allocate contract value to a subaccount that invests in the Funds.
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST ♦ PROXY STATEMENT/PROSPECTUS ♦AUGUST 25, 2016

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COMPARISON OF INVESTMENT OBJECTIVES
The following table presents the investment objective for each of the Funds. The investment objective of each Fund may be changed by the Board of Trustees without shareholder approval.
Acquired Fund	Investment Objective	Acquiring Fund	Investment Objective
Invesco Fund	The Fund seeks to provide long-term growth of capital.	Int'l Index Fund	The Fund seeks to match the performance of the MSCI EAFE® Index as closely as possible.
JPMorgan Fund	The Fund seeks long-term capital appreciation.
TAX CONSEQUENCES
Provided that the Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the Internal Revenue Code of 1986, as amended (the "Code") or annuity contracts under Section 72 of the Code, the Reorganization will not be a taxable event for U.S. federal income tax purposes for Contract Owners who have a portion of their Contract allocated to a Fund, regardless of the tax status of the Reorganization, and any dividend declared in connection with the Reorganization will not be taxable to Contract Owners. Contract Owners should consult the prospectus or other information provided by the insurance company regarding their Contracts as to the specific consequences to them of the Reorganization, including the applicability and effect of any possible state, local, non-U.S. and other tax consequences of the Reorganization.
As a condition to the closing of the Reorganization, each Fund will receive an opinion from Ropes & Gray LLP substantially to the effect that, as described in more detail in the section entitled "Tax Status of the Reorganization,"  it is more likely than not that the Reorganization will qualify as a tax-free reorganization for U.S. federal income tax purposes and that accordingly no gain or loss is expected to be recognized by the Acquired Fund or its shareholders (i.e., the separate accounts of Allianz Life and Allianz Life of NY) as a result of the Reorganization, all as described in more detail in the section entitled "Tax Status of the Reorganization."
For more information about the U.S. federal income tax consequences of the Reorganization, see the section entitled "Tax Status of the Reorganization."
COMPARISON OF PRINCIPAL INVESTMENT STRATEGIES
The Funds have similar principal investment strategies, insofar as each of the Funds invests primarily in the equity securities of international issuers. The primary difference among the Funds is that the portfolio of each Acquired Fund is managed actively, with investment decisions made by its subadviser, while the Acquiring Fund is an international index fund, which employs a passive management approach. Each Acquired Fund may have exposure to emerging markets securities, while the Acquiring Fund does not have emerging markets exposure. The JPMorgan Fund only may invest in real estate investment trusts. All of the Funds may have exposure to varying degrees in deriviative instruments.
Each Fund has a different subadviser:  the Invesco Fund's subadviser is Invesco Advisers, Inc.; the JPMorgan Fund's subadviser is J.P. Morgan Investment Management Inc.; and the Acquiring Fund's subadviser is BlackRock Investment Management, LLC.
Principal Investment Strategies of each Fund
Invesco Fund (Acquired Fund)
The Fund normally invests at least 80% of its net assets, plus any borrowings for investment purposes, in a diversified portfolio of equity securities of foreign issuers that are considered by the Fund's subadviser to have strong earnings and revenue growth.
The Fund invests primarily in equity securities and depositary receipts of foreign issuers. The principal types of equity securities in which the Fund invests are common and preferred stock.
The Fund invests, under normal circumstances, in securities of issuers located in at least three different countries outside of the U.S. The Fund can invest up to 20% of total net assets in emerging markets. Emerging markets countries are those countries that are in the initial stages of their industrial cycles.
The Fund invests primarily in the securities of large-capitalization issuers; however, the Fund may invest a significant amount of its net assets in the securities of mid-capitalization issuers.
The Fund can invest in derivative instruments, including forward foreign currency contracts and futures contracts. The Fund can use forward foreign currency contracts to hedge against adverse movements in the foreign currencies in which portfolio securities are denominated. The Fund can use futures contracts to gain exposure to the broad market in connection with managing cash balances or to hedge against downside risk.
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The portfolio managers employ a disciplined investment strategy that emphasizes fundamental research to identify quality growth companies and is supported by quantitative analysis, portfolio construction and risk management techniques.
Investments for the portfolio are selected bottom-up on a security-by-security basis. The focus is on the strengths of individual issuers, rather than sector or country trends. The portfolio managers' strategy primarily focuses on identifying issuers that they believe have sustainable earnings growth, efficient capital allocation, and attractive prices.
The Fund's portfolio managers may consider selling a security for several reasons, including when (1) its price changes such that they believe it has become too expensive, (2) the original investment thesis for the company is no longer valid, or (3) a more compelling investment opportunity is identified.
JPMorgan Fund (Acquired Fund)
The Fund's assets are invested primarily in equity securities of companies from developed countries other than the United States. The Fund's assets may also be invested to a limited extent in emerging markets issuers. Developed countries primarily include those in the MSCI EAFE Index, which is the Fund's benchmark; emerging markets include most other countries in the world not in the MSCI EAFE Index or Canada. The equity securities in which the Fund may invest include, but are not limited to, common and preferred stock, convertible securities, trust or partnership interests, depositary receipts, privately placed securities, and warrants and rights.
Derivatives, which are instruments that have a value based on another instrument, exchange rate or index, may also be used as substitutes for securities in which the Fund can invest. The Fund may use futures contracts, options and swaps to more effectively gain targeted equity exposure from its cash positions, to hedge various investments, for risk management and to increase the Fund's gain.
The Fund may invest in securities denominated in U.S. dollars, major reserve currencies and currencies of other countries in which it can invest.
The Fund will invest substantially in securities denominated in foreign currencies and may seek to and manage currency risk where appropriate through managing currency exposure.
In managing the Fund, the subadviser employs a three-step process that combines research, valuation and stock selection.
The subadviser selects securities for the Fund's portfolio using its own investment process to determine which companies are most likely to provide high total return to shareholders. The subadviser chooses the most attractive securities in each sector and builds the portfolio bottom up. Stocks in each industry are ranked with the help of fundamental valuations, then selected for investment. The subadviser may adjust currency exposure to manage risks and reduce currency deviations relative to its benchmark, where practical.
Through its extensive global equity research and analytical systems, the subadviser seeks to generate an information advantage. Using fundamental analysis, the subadviser develops proprietary research, primarily on companies but also on countries and currencies. In these processes, the analysts focus on a relatively long period rather than on near-term expectations alone.
Fundamental stock research is used to produce a ranking of companies in each industry group according to their relative value. The Fund's subadviser then buys and sells stocks, using the research and valuation rankings as well as its assessment of other factors, including catalysts that could trigger a change in a stock's price, potential reward compared to potential risk, and temporary mispricings caused by market overreactions.
The Fund may invest a substantial part of its assets in just one region or country.
The Fund may also invest in real estate investment trusts (REITS) which are pooled vehicles which invest primarily in income-producing real estate or loans related to real estate.
Int'l Index Fund (Acquiring Fund)
The Fund employs a passive management approach, investing in a portfolio of assets whose performance is expected to match approximately the performance of the MSCI EAFE Index before the deduction of Fund expenses. Under normal circumstances, the Fund invests at least 80% of the value of its net assets in a statistically selected sampling of equity securities of companies included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index, primarily futures contracts.
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The MSCI EAFE Index is a market-weighted index composed of common stocks of companies from various industrial sectors whose primary trading markets are located outside the United States. Companies included in the MSCI EAFE Index are selected from among the larger-capitalization companies in these markets. The weighting of the MSCI EAFE Index is based on the relative market capitalization of each of the countries in the MSCI EAFE Index.
The Fund does not necessarily invest in all of the securities in the MSCI EAFE Index, or in the same weightings as the securities have in the index. The Fund's subadviser chooses investments so that the market capitalizations, industry weightings, and other fundamental characteristics of the securities chosen are similar to those of the MSCI EAFE Index as a whole.
COMPARISON OF INVESTMENT POLICIES
If shareholders of the Acquired Funds approve the Reorganization, they will be subject to the investment policies of the Acquiring Fund. Other than as described herein, the Manager does not believe that the differences between the investment policies result in any material difference in the way the Funds are managed.
RISK FACTORS
The principal risks of investing in the Funds are shown in the table below. A description of each principal risk follows the table. Depending upon its assessment of changing market conditions, the Manager at any time may change a Fund's emphasis on particular investments or asset classes, which may change the risks associated with the Fund. The fact that a risk is not identified as a principal risk for a particular Fund does not mean that the Fund may not be subject to that risk.
Because, as noted above, the Funds have similar principal investment strategies (each investing primarily in the equity securities of international issuers), the principal risks associated with investments in the Funds also are similar, except as noted in the table below. Because each Acquired Fund is managed actively, with investment decisions made by its subadviser, it is subject to Selection Risk, which is the risk that investment decisions made by the Fund's subadviser will not produce desired results. The Acquiring Fund is a passively-managed international index fund, which is subject to Index Fund Risk due to the fact that the Fund does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance. Each Acquired Fund is subject to Emerging Markets Risks, while the Acquiring Fund is not. The JPMorgan Fund only is subject to Real Estate Investments Risk. The actual risks of investing in any Fund depend on the securities held in the Fund's portfolio and on market conditions, both of which change over time.
The price per share of the Funds will fluctuate with changes in the value of the investments held by the Funds. You may lose money by investing in the Funds. An investment in the Funds is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. There is no guarantee that the Funds will achieve their objectives.
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Risk	Invesco Fund (Acquired Fund)	JPMorgan Fund (Acquired Fund)	Int'l Index Fund (Acquiring Fund)
Market Risk	X	X	X
Issuer Risk	X	X	X
Selection Risk	X	X
Growth Stocks Risk	X
Foreign Risk	X	X	X
Emerging Markets Risk	X	X
Currency Risk	X	X	X
Derivatives Risk	X	X	X
Convertible Securities Risk	X	X
Capitalization Risk	X	X
Depositary Receipt Risk	X	X	X
Country/Regional Risk		X
Real Estate Investments Risk		X
Credit Risk		X
Private Placed Securities Risk		X
Liquidity Risk		X	X
Index Fund Risk			X
Leveraging Risk			X
Repurchase Agreements and Purchase and Sale Contracts Risk			X
Sovereign Debt Risk			X
ETF and Investment Company Risk			X
Short Sales Risk			X
Market Risk: The market price of securities owned by the Fund may go up or down, sometimes rapidly and unpredictably. Securities may decline in value due to factors affecting securities markets generally or particular industries represented in the securities markets. The value of a security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment. They may also decline due to factors that affect a particular industry or industries, such as labor shortages or increased production costs and competitive conditions within an industry. During a general downturn in the securities markets, multiple asset classes may decline in value simultaneously. The value of the Fund's portfolio may fluctuate to a greater or lesser degree than fluctuations of the general stock market. For those Funds that invest in stocks of foreign companies, the value of the Fund's portfolio will be affected by changes in foreign stock markets and the special economic and other factors that might primarily affect stock markets in particular foreign countries and regions. Equity securities generally have greater price volatility than fixed income securities. Preferred stock generally holds preference as to dividends and liquidation over an issuer's common stock but ranks junior to an issuer's debt securities. Preferred stock dividends are payable only if declared by the issuer's board, and preferred stock also may be subject to optional or mandatory redemption provisions.
Issuer Risk: The value of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's products or services.
Selection Risk: The Fund is an actively managed investment portfolio. The portfolio manager(s) make investment decisions for the Fund's assets. The investment approach of some Funds emphasizes buying and holding securities, even through adverse markets, while the investment approach of other Funds emphasizes frequent trading in order to take advantage of short-term market movements. However, there can be no guarantee they will produce the desired results and poor security selection may cause the Fund to underperform its benchmark index or other funds with similar investment objectives.
Growth Stocks Risk: The returns on growth stocks may or may not move in tandem with the returns on other categories of stocks, or the stock market as a whole. Growth stocks may be particularly susceptible to rapid price swings during periods of economic uncertainty or in the event of earnings disappointments. Further, growth stocks typically have little or no dividend income to cushion the effect of adverse market conditions. To the extent a growth style of investing emphasizes certain sectors of the market, such investments will be more sensitive to market, political, regulatory and economic factors affecting those sectors.
Foreign Risk: Because the Fund invests in securities of foreign issuers, it may be subject to risks not usually associated with owning securities of U.S. issuers. These risks include, among others, adverse fluctuations in foreign currency values as
THE ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST ♦ PROXY STATEMENT/PROSPECTUS ♦AUGUST 25, 2016

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well as adverse political, social and economic developments affecting a foreign country, including the risk of nationalization, expropriation or confiscatory taxation. In addition, foreign investing involves less publicly available information, and more volatile or less liquid securities markets. Investments in foreign countries could be affected by factors not present in the U.S., such as restrictions on receiving the investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations. Transactions in foreign securities may be subject to less efficient settlement practices, including extended clearance and settlement periods. Foreign accounting may be less revealing than U.S. accounting practices. Foreign regulation may be inadequate or irregular. Owning foreign securities could cause the Fund's performance to fluctuate more than if it held only U.S. securities.
Emerging Markets Risk: In addition to the risks described under "Foreign Risk", issuers in emerging markets may present greater risk than investing in foreign issuers generally. Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.
Currency Risk: Funds that invest in securities that trade in, and receive revenues in, foreign currencies are subject to the risk that those currencies will decline in value relative to the U.S. dollar, or, in the case of hedging positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates, intervention (or failure to intervene) by the U.S. or foreign governments, central banks, or supranational authorities, such as the International Monetary Fund, or by the imposition of currency controls or other political developments in the U.S. or abroad. As a result, the Fund's investments with exposure to foreign currency fluctuations may decline in value (in terms of the U.S. dollar) and reduce the returns of the Fund.
Derivatives Risk: The Funds may invest in derivatives. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Funds typically use derivatives as a substitute for taking a position in the underlying asset and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or currency risk. Funds may also use derivatives for leverage, in which case their use would involve leveraging risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, any Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument (for example, forward contracts and futures that are required to "cash settle") are not covered through ownership of the underlying security, financial instrument, or currency.
Convertible Securities Risk:  The values of the convertible securities in which the Fund may invest also will be affected by market interest rates, the risk that the issuer may default on interest or principal payments and the value of the underlying common stock into which these securities may be converted. Specifically, since these types of convertible securities pay fixed interest and dividends, their values may fall if market interest rates rise, and rise if market interest rates fall. Additionally, an issuer may have the right to buy back certain of the convertible securities at a time and at a price that is unfavorable to the Fund.
Capitalization Risk:  To the extent the Fund invests significantly in small and/or midcapitalization companies, it may have capitalization risk. These companies may present additional risk because they have less predictable earnings or no earnings, more volatile share prices and less liquid securities than large-capitalization companies. These securities may fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices. The shares of smaller companies tend to trade less frequently than those of larger, more established companies, which can adversely affect the price of smaller companies' securities and the Fund's ability to sell them when the portfolio manager deems it appropriate. These companies may have limited product lines, markets, or financial resources, or may depend on a limited management group. Small-cap companies may have unseasoned management or less depth in management skill than larger, more established companies. They may be more reliant on the efforts of particular members of their management team and management changes may pose a greater risk to the success of
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the business. The value of some of the Fund's investments will rise and fall based on investor perception rather than economic factors.
Depositary Receipt Risk:  Depositary receipts involve many of the same risks as those associated with direct investment in foreign securities. In addition, the underlying issuers of certain depositary receipts, particularly unsponsored or unregistered depositary receipts, are under no obligation to distribute shareholder communications to the holders of such receipts or to pass through to them any voting rights with respect to the deposited securities.
Country/Regional Risk:  Local events, such as political upheaval, financial troubles, or natural disasters, may weaken a country's or a region's securities markets. Because the Fund may invest a large portion of its assets in securities of companies located in any one country or region, its performance may be hurt disproportionately by the poor performance of its investments in that area. Country/regional risk is especially high in emerging markets.
Real Estate Investments Risk:  The performance of real estate investments (REITs) depends on the strength of real estate markets, REIT management and property management which can be affected by many factors, including national and regional economic conditions.
Credit Risk:  Credit risk is the chance that the issuer of a debt security will fail to repay interest and principal in a timely manner, reducing the Fund's return. Also, an issuer may suffer adverse changes in financial condition that could lower the credit quality and liquidity of a security, leading to greater volatility in the price of the security and the Fund's shares.
Private Placed Securities Risk:  The Fund may invest in privately placed securities, which are subject to resale restrictions. These securities will have the effect of increasing the level of the Fund illiquidity to the extent the Fund may be unable to sell or transfer these securities due to restrictions on transfers or in the ability to find buyers interested in purchasing the securities. The illiquidity of the market, as well as the lack of publicly available information regarding these securities, may also adversely affect the ability to arrive at a fair value for certain securities at certain times and could make  it difficult for the Fund to sell certain securities.
Liquidity Risk:  Liquidity risk exists when particular investments are difficult to purchase or sell. Investments in illiquid securities may reduce the returns of the Fund because it may be unable to sell the illiquid securities at an advantageous time or price. Restricted securities may be subject to liquidity risk because they may have terms that limit their resale to other investors or may require registration under applicable securities laws before they may be sold publicly. Funds with principal investment strategies that involve restricted securities, foreign securities, derivatives, companies with small market capitalization or securities with substantial market and/or credit risk tend to have the greatest exposure to liquidity risk. Due to the lack of liquidity and, in some cases, of publicly available information, it may in some circumstances be difficult to arrive at a fair value for certain illiquid securities.
Index Fund Risk:  The Fund uses an indexing strategy. It does not attempt to manage market volatility, use defensive strategies, or reduce the effects of any long-term periods of poor stock performance. The correlation between the performance of the Fund and the performance of the index may be affected by the Fund's expenses, changes in securities markets, selection of certain securities for the portfolio to represent the index, changes in the composition of the index, and the timing of purchases and redemptions of Fund shares.
Leveraging Risk:  Certain transactions may give rise to a form of leverage. Such transactions may include, among others, reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery, or forward commitment transaction. The use of derivatives may also create leveraging risk. To mitigate leveraging risk, the Fund will segregate or "earmark" liquid assets or otherwise cover transactions that may give rise to such risk. The use of leverage may cause a Fund to liquidate portfolio positions when it may not be advantageous to do so to satisfy its obligations or to meet segregation requirements. In addition, leverage, including borrowing, may exaggerate the effect of any increase or decrease in the value of a Fund's portfolio securities.
Repurchase Agreements and Purchase and Sale Contracts Risk:  If the other party to a repurchase agreement or purchase and sale contract defaults on it obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in ether situation and the market value of the security declines, the Fund may lose money.
Sovereign Debt Risk:  Sovereign debt instruments are subject to the risk that a governmental entity may delay or refuse to pay interest or repay principal on its sovereign debt, due, for example, to cash flow problems, insufficient foreign currency reserves, political considerations, the relative size of the governmental entity's debt position in relation to the economy or the failure to put in place economic reforms required by the International Monetary Fund or other multilateral agencies. If a
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governmental entity defaults, it may ask for more time in which to pay or for further loans. There is no legal process for collecting sovereign debt that a government does not pay nor are there bankruptcy proceedings through which all or part of the sovereign debt that a governmental entity has not repaid may be collected.
ETF and Investment Company Risk:  The Fund may invest in ETFs or shares of open-end or closed-end investment companies, including single country funds. Investing in another investment company exposes the Fund to all the risks of that investment company and, in general, subjects it to a pro rata portion of the other investment company's fees and expenses.
Short Sales Risk:  The Fund may engage in short sales, which are transactions in which the Fund sells securities borrowed from others with the expectation that the price of the security will fall before the Fund must purchase the security to return it to the lender. The Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. The Fund will not make a short sale if, after giving effect to such sale, the market value of all securities sold short exceeds 20% of the value of its total assets. However, the fund may make short sales "against the box" without being subject to this limitation. In this type of short sale, at the time of the sale, the Fund owns or has the immediate and unconditional right to acquire the identical securities at no additional cost. Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the security sold short. The Fund will realize a gain if the security declines in price between those dates. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar funds that do not make short sales in securities they do not own. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund's gain is limited to the amount at which it sold a security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold. The Fund may also pay transaction costs and borrowing fees in connection with short sales.
FEES & EXPENSES
The following table describes the fees and expenses that you may pay if you buy and hold shares of each Fund. The Funds are offered exclusively as an investment option for certain Contracts. The table below reflects only Fund expenses and does not reflect Contract fees and expenses. If Contract fees and expenses were included, the fees and expenses in the following table would be higher. Please refer to the Contract prospectus for a description of those fees and expenses. The table also shows estimated pro forma expenses of the Acquiring Fund assuming either or both of the proposed Reorganizations had been effective during the most recent fiscal year. The table below excludes the costs of the Reorganization. See "Reasons for the Proposed Reorganization and Board Deliberations" for additional information concerning the allocation of the costs of the Reorganization.
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Invesco Fund (Acquired Fund)	JPMorgan Fund (Acquired Fund)	Int'l Index Fund (Acquiring Fund)
Management Fee	0.90%	0.95%	0.35%
Distribution (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.08%	0.07%	0.15%
Total Annual Fund Operating Expenses	1.23%	1.27%	0.75%

	Acquiring Fund* – Pro Forma with Invesco Fund	Acquiring Fund* – Pro Forma with JPMorgan Fund	Acquiring Fund* – Pro Forma with both Acquired Funds
Management Fee	0.35%	0.35%	0.35%
Distribution (12b-1) Fees	0.25%	0.25%	0.25%
Other Expenses	0.13%	0.13%	0.12%
Total Annual Fund Operating Expenses	0.73%	0.73%	0.72%
* The Acquiring Fund will be the accounting survivor.
Example
This example is intended to help you compare the cost of investing in each Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated. The example also assumes
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that your investment has a 5% return each year, that the Fund's operating expenses remain the same, and that you reinvest all dividends and distributions. It does not reflect any Contract fees. If Contract fees were included, the costs shown would be higher. This example also shows pro forma expenses of the Acquiring Fund assuming the proposed Reorganization had been in effect for the periods shown. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
Fund	1 year	3 years	5 years	10 years
Invesco Fund (Acquired Fund)	$125	$390	$676	$1,489
JPMorgan Fund (Acquired Fund)	$129	$403	$697	$1,534
Int'l Index Fund (Acquiring Fund)	$77	$240	$417	$930

Fund	1 year	3 years	5 years	10 years
Acquiring Fund* – Pro Forma with Invesco Fund	$75	$233	$406	$906
Acquiring Fund* – Pro Forma with JPMorgan Fund	$75	$233	$406	$906
Acquiring Fund* – Pro Forma with both Acquired Funds	$74	$230	$401	$894
* The Acquiring Fund will be the accounting survivor.
Portfolio Turnover
Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund's performance. During the most recent fiscal year, each Fund's portfolio turnover rate, as a percentage of the average value of its portfolio, was as follows:
Fund	Portfolio Turnover Rate
Invesco Fund	21%
JPMorgan Fund	42%
Int'l Index Fund	13%

PERFORMANCE INFORMATION
Invesco Fund (Acquired Fund)
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for one year, five years, and ten years compare with those of a broad-based measure of market performance, the MSCI EAFE Index. The Fund's performance also is compared to the MSCI ACWI Ex-U.S. Growth Index, which shows how the Fund's performance compares with the returns of a broad index of large- and mid-cap securities exhibiting overall growth-style characteristics across 22 developed markets and 21 emerging markets countries.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
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Performance Bar Chart and Table

Calendar Year Total Return
Annual Return %
60.00
40.00
20.00
0.00
-20.00
-40.00
-60.00
-80.00
27.04%
14.62%
-41.51%
34.33%
12.52%
-7.32%
15.56%
18.78%
0.25%
-2.74%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q2, 2009)	18.20%
Lowest (Q4, 2008)	-20.57%
Average Annual Total Returns
	One Year Ended December 31, 2015	Five Years Ended December 31, 2015	Ten Years Ended December 31, 2015
AZL® Invesco International Equity Fund	-2.74%	4.40%	4.79%
MSCI EAFE Index*	-0.39%	4.07%	3.50%
MSCI ACWI Ex-U.S. Growth Index*	-0.91%	2.48%	4.02%
* Reflects no deduction for fees, expenses, or taxes.
JPMorgan Fund (Acquired Fund)
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for one year, five years, and ten years compare with those of a broad-based measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
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Performance Bar Chart and Table

Calendar Year Total Return
Annual Return %
60.00
40.00
20.00
0.00
-20.00
-40.00
-60.00
-80.00
21.25%
9.82%
-28.56%
26.32%
5.95%
-13.41%
20.26%
20.69%
-7.39%
0.78%
2006
2007
2008
2009
2010
2011
2012
2013
2014
2015

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q2, 2009)	18.13%
Lowest (Q3, 2011)	-22.24%
Average Annual Total Returns
	One Year Ended December 31, 2015	Five Years Ended December 31, 2015	Ten Years Ended December 31, 2015
AZL® JPMorgan International Opportunities Fund	0.78%	3.24%	4.09%
MSCI EAFE Index*	-0.39%	4.07%	3.50%
* Reflects no deduction for fees, expenses, or taxes.
Int'l Index Fund (Acquiring Fund)
The following bar chart and table provide an indication of the risks of an investment in the Fund by showing changes in its performance from year to year and by showing how the Fund's average annual returns for one year, five years and since its inception compare with those of a broad measure of market performance.
Both the bar chart and the table assume reinvestment of dividends and distributions.
The performance of the Fund will vary from year to year. The Fund's performance does not reflect the cost of insurance and separate account charges which are imposed under your variable annuity contract or variable life insurance policy. If they were included, performance would be reduced. Past performance does not indicate how the Fund will perform in the future.
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Performance Bar Chart and Table

Calendar Year Total Returns
Annual Return %
60.00
40.00
20.00
0.00
-20.00
-40.00
-60.00
-80.00
7.12%
-12.78%
18.04%
21.36%
-6.18%
-1.39%
2010
2011
2012
2013
2014
2015

Highest and Lowest Quarter Returns (for periods shown in the bar chart)
Highest (Q3, 2010)	17.43%
Lowest (Q3, 2011)	-20.27%
Average Annual Total Returns
	One Year Ended December 31, 2015	Five Year Ended December 31, 2015	Since Inception (5/1/2009)
AZL® International Index Fund	-1.39%	2.94%	7.78%
MSCI EAFE Index*	-0.39%	4.07%	9.19%
* Reflects no deduction for fees, expenses, or taxes.
Comparison of Average Annual Total Returns
	One Year Ended December 31, 2015	Five Years Ended December 31, 2015	Ten Years Ended December 31, 2015
AZL® Invesco International Equity Fund	-2.74%	4.40%	4.79%
AZL® JPMorgan International Opportunities Fund	0.78%	3.24%	4.09%
AZL® International Index Fund	-1.39%	2.94%	n/a

THE REORGANIZATION

TERMS OF THE REORGANIZATION
The Board of Trustees of the Funds has approved the Plan with respect to each Reorganization. While shareholders are encouraged to review the Plan, which has been filed with the SEC as an exhibit to the registration statement of which this combined proxy statement/prospectus is a part, the following is a summary of certain terms of the Plan:
The Reorganization is scheduled to occur on a day that the New York Stock Exchange is open for business within approximately four weeks following shareholder approval and receipt of any necessary regulatory approvals, but may occur on any later date agreed to by the Funds.
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Each Acquired Fund will transfer all of its assets to the Acquiring Fund and, in exchange, the Acquiring Fund will assume the Acquired Fund's liabilities.
Each Acquiring Fund will issue shares to the corresponding Acquired Fund in an amount equal to the value of the assets that it receives from the Acquired Fund, less the liabilities assumed by the Acquiring Fund in the transaction. These shares will immediately be distributed by the Acquired Fund to its shareholders (the separate accounts) in proportion to their holdings in the Acquired Fund. As a result, shareholders (the separate accounts) of the Acquired Fund will become shareholders of the Acquiring Fund. Contract values that were allocated to subaccounts invested in the Acquired Fund will be allocated to subaccounts investing in the Acquiring Fund.
Neither the Acquired Funds nor any Contract Owners whose contract values are allocated to subaccounts investing in the Acquired Fund will pay any sales charge in connection with the Reorganization.
The net asset value of the Acquired Funds and the Acquiring Funds will be computed as of 3:00 p.m. Central time, on the closing date.
After the Reorganization, the Acquired Funds will be terminated.
CONDITIONS TO CLOSING THE REORGANIZATION
The completion of the Reorganization is subject to certain conditions described in the Plan, including:
Each Acquired Fund will have declared and paid a dividend that will distribute all of the Fund's taxable income, if any, to the shareholders (the separate accounts) of the Fund for the taxable years ending at or prior to the closing.
The Funds will have received any approvals, consents, or exemptions from the SEC or any regulatory body necessary to carry out the Reorganization.
An effective registration statement on Form N-14 will be on file with the SEC.
The Contract Owners of the Acquired Funds who are eligible to provide voting instructions for the meeting will have approved the Plan.
The Acquired Funds each will receive an opinion of tax counsel that it is more likely than not that the proposed Reorganization will be tax-free for federal income tax purposes for the Acquired Funds and the Acquiring Funds and for the separate accounts that are the shareholders of the Acquired Fund.
TERMINATION OF THE PLAN
The Plan and the transaction contemplated by it may be terminated and abandoned by resolutions of the Board of Trustees of the Acquired Funds or the Acquiring Funds at any time prior to closing. In the event of a termination, there will be no liability for damages on the part of either the Acquired Funds or the Acquiring Funds, or the trustees, officers, or shareholders of the Acquired Funds or the Acquiring Funds.
TAX STATUS OF EACH REORGANIZATION
Each Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) (1) of the Internal Revenue Code of 1986, as amended (the "Code"). As a condition to the closing of each Reorganization, the Acquired Fund and the Acquiring Fund will receive an opinion of Ropes & Gray LLP substantially to the effect that, as further described below, on the basis of existing provisions of the Code, U.S. Treasury regulations promulgated thereunder, current administrative rules, pronouncements and court decisions, for U.S. federal income tax purposes, it is more likely than not that, with respect to each Reorganization:
a) The Reorganization will constitute a "reorganization" within the meaning of Section 368(a)(1) of the Code, and the Acquiring Fund and the Acquired Fund each will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;
b) Under Section 1032 of the Code, the Acquiring Fund will not recognize gain or loss upon the receipt of the assets of the Acquired Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund;
c) Under Section 362(b) of the Code, the Acquiring Fund's tax basis in the assets of the Acquired Fund transferred to the Acquiring Fund in the Reorganization will be the same as the Acquired Fund's tax basis immediately prior to the transfer, adjusted for any gain or loss required to be recognized as described in (e) below;
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d) Under Section 1223(2) of the Code, the Acquiring Fund's holding periods in the assets received from the Acquired Fund in the Reorganization, other than certain assets with respect to which gain or loss is required to be recognized as described in (e) below, will include the periods during which such assets were held or treated for U.S. federal income tax purposes as being held by the Acquired Fund;
e) Under Sections 361 and 357 of the Code, the Acquired Fund will recognize no gain or loss upon the transfer of all of its assets to the Acquiring Fund in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Fund, or upon the distribution of Acquiring Fund shares by the Acquired Fund to its shareholders in liquidation, except for (A) any gain or loss recognized on (1) "Section 1256 contracts" as defined in Section 1256(b) of the Code or (2) stock in a "passive foreign investment company" as defined in Section 1297(a) of the Code, and (B) any other gain or loss required to be recognized by reason of the Reorganization (1) as a result of the closing of the tax year of the Acquired Fund, (2) upon the termination of a position, or (3) upon the transfer of such asset regardless of whether such a transfer would otherwise be a nontaxable transaction under the Code;
f) Under Section 354 of the Code, the shareholders of the Acquired Fund will not recognize gain or loss upon the exchange of their Acquired Fund shares for Acquiring Fund shares;
g) Under Section 358 of the Code, the aggregate tax basis of Acquiring Fund shares that an Acquired Fund shareholder receives in the Reorganization will be the same as the aggregate tax basis of the Acquired Fund shares exchanged therefor;
h) Under Section 1223(1) of the Code, an Acquired Fund shareholder's holding period for Acquiring Fund shares received in the Reorganization will include the shareholder's holding period for the Acquired Fund shares exchanged therefor, provided that the shareholder held those Acquired Fund shares as capital assets; and
i) The Acquiring Fund will succeed to and take into account the items of the Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.
The opinion will be based on certain factual certifications made by officers of the Acquired Fund and of the Acquiring Fund and will also be based on customary assumptions.  The opinion will note and distinguish certain published precedent. It is possible that the Internal Revenue Service (the "IRS") could disagree with Ropes & Gray LLP's opinion, which therefore cannot be free from doubt. Opinions of counsel are not binding upon the IRS or the courts.
Although it is not expected to affect Contract Owners, each Fund participating in the Reorganization may, as a result of the Reorganization, lose the benefit of certain tax losses that could have been used to offset or defer future gains of the combined Fund, and the combined Fund will have tax attributes that reflect a blending of the tax attributes of each Fund at the time of the Reorganization.
CERTAIN TAX CONSEQUENCES
Provided that the Contracts qualify to be treated as life insurance contracts under Section 7702(a) of the Internal Revenue Code of 1986, as amended (the "Code") or annuity contracts under Section 72 of the Code, the Reorganization will not be a taxable event for U.S. federal income tax purposes for Contract Owners who have a portion of their Contract allocated to a Fund, regardless of the tax status of the Reorganization, and any dividend declared in connection with the Reorganization will not be taxable to Contract Owners. Contract Owners who choose to redeem or exchange their investments by surrendering their contracts or initiating a partial withdrawal, however, may be subject to taxes and a 10% tax penalty. Contract Owners should consult the prospectus or other information provided by the insurance company regarding their Contracts as to the specific consequences to them of the Reorganization, including the applicability and effect of any possible state, local, non-U.S. and other tax laws.
Prior to the closing of the Reorganization, the Acquired Fund will, and the Acquiring Fund may, declare a dividend to their respective separate accounts as shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all of such Fund's investment company taxable income (computed without regard to the deduction for dividends paid) and net realized capital gains, if any, through the closing of the Reorganization.
A portion of the securities held by the Acquired Fund may be disposed of in connection with the Reorganization. This could result in additional transaction costs to the Acquired Fund and increased distributions to the shareholders (the separate accounts and certain funds-of-funds managed by the Manager) of one or both Funds. The Invesco Fund expects to sell approximately 47% of its existing portfolio and incur transaction costs of approximately $185,000 in connection with the Reorganization, and the JPMorgan Fund expects to sell approximately 47% of its existing portfolio and incur transaction costs of approximately $128,000 in connection with the Reorganization.
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At December 31, 2015, the Acquired Funds did not have any capital loss carryovers, and the Acquiring Fund's capital loss carryovers, which are subject to expiration on December 31, 2016, were $55,890,176.
This description of the U.S. federal income tax consequences of the Reorganization is made without regard to the particular facts and circumstances of any shareholder or Contract Owner. Shareholders and Contract Owners are urged to consult their own tax advisors as to the specific consequences to them of the Reorganization in light of their individual circumstances, and as to the applicability and effect of state, local, non-U.S. and other tax laws with respect to the Reorganization.
REASONS FOR THE PROPOSED REORGANIZATION AND BOARD DELIBERATIONS
Each Reorganization was reviewed separately by the Board of Trustees with respect to each Acquired Fund, with the advice and assistance of Fund counsel and independent legal counsel to the independent trustees. In telephonic meetings held May 26 and June 8, 2016, and at "in-person" meetings held June 13 and 14, 2016, the Board considered background materials, analyses and other information provided by the Manager or its affiliates regarding, among other things, the topics discussed below, including responses to specific requests by the Board prior to the various meetings. In addition, the Manager also was present and responded to questions raised by the Trustees during those meetings.
After the Board reviewed, evaluated and discussed the materials, analyses and information provided to it that the Board considered relevant to its deliberations, the Board, including the independent trustees, unanimously approved the Reorganization of each Acquired Fund. The Board, including the independent trustees, also unanimously determined that participation by each Acquired Fund in the respective Reorganization was in the best interests of the Acquired Fund and that the interests of existing shareholders of such Acquired Fund would not be diluted as a result of the Reorganization.
The Board of Trustees believes that the proposed Reorganization will be advantageous to shareholders of each Acquired Fund based on its consideration of various factors, described below. In its deliberations, the Board did not identify any single factor that was paramount or controlling and individual Board members may have attributed different weights to various factors. The Board also evaluated the information available to it and made the determinations separately in respect of each Reorganization.
Terms and Conditions of the Reorganization. The Board considered the terms and conditions of each Reorganization as described in the previous paragraphs.
Tax Consequences. The Board considered the U.S. federal income tax consequences of each Reorganization for Contract Owners and for the Funds, as set forth in the sections entitled "Tax Status of the Reorganization" and "Certain Tax Consequences," above.
Continuity of Investment. The Board considered the compatibility of each Acquired Fund with the Acquiring Fund and the degree of similarity between the investment objectives and the principal investment strategies for each Fund. The Board considered the fact that each Fund has similar investment objectives, investment strategies and policies, except as described in this proxy statement/prospectus. The Board noted in particular that each Acquired Fund is an actively-managed fund, while the Acquiring Fund is a passively-managed index fund, and considered the differences in risk characteristics between actively- and passively-managed funds, such as Selection Risk and Index Fund Risk as described under Risk Factors, above. The Board also took note of the fact that following the Reorganization, shareholders of each Acquired Fund will be invested in a Fund holding a portfolio the characteristics of which are similar to those of the portfolio currently held by the Acquired Fund, except as described in this proxy statement/prospectus.
Expense Ratios. The Board considered the relative expenses of the Funds, noting that the Management Fee and the Total Annual Fund Operating Expenses for the Acquiring Fund are lower, respectively, than the Management Fee and the Total Annual Fund Operating Expenses for each Acquired Fund, as of the end of the most recent fiscal year. The Board noted that the Funds do not have Management Fee breakpoints, and that the Acquired Funds each benefit from a temporary management fee reduction, which reduces the management fee paid by each to 0.85% on all assets; this management fee reduction may be eliminated at any time. The Board also noted that the Funds have the same Distribution (12b-1) Fees (0.25%). The Board considered that, in sum, shareholders of each Acquired Fund are expected to incur expenses which are lower following the Reorganization.
The Board also noted that each Fund is subject to an expense limitation agreement, in place through at least April 30, 2017, which limits operating expenses (excluding certain Fund expenses such as Acquired Fund Fees and Expenses) to 1.45% for the Invesco Fund, to 1.39% for the JPMorgan Fund, and to 0.77% for the Int'l Index Fund. The Board also noted that the Total Annual Fund Operating Expenses for each Fund is below its respective expense limit. The Board also considered the
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fact that the Manager and each Acquired Fund will be equally responsible to pay for the expenses associated with each respective Reorganization (see, Costs, below).
Economies of Scale. The Board also received information from the Manager and its affiliates that Allianz Life and Allianz Life of NY are not expected to continue to offer the Acquired Funds as investment options in the variable annuity contracts and that the Acquired Funds are not expected to continue to be used as underlying funds in certain affiliated funds of funds managed by the Manager. By contrast, the Manager informed the Board that the Acquiring Fund is expected to remain both an available investment option in the Allianz Life and Allianz Life of NY variable annuity contracts and an available underlying fund in certain affiliated funds of funds.
As a result of the Acquired Funds no longer being offered as VA investment options or utilized as underlying funds, the Board considered that, in the absence of the Reorganization, each Acquired Fund may be expected to lose assets over time and shrink in size, which would result in the fixed costs of operating the Acquired Fund being spread over an ever smaller asset base. This would mean that the expenses of each Acquired Fund may be expected to increase over time as a percentage of net assets. The Board also considered that the Acquiring Fund may be expected to gain assets and increase in size, due both to the influx of assets from the Reorganization and the possibility of continued net cash inflows from the variable annuity contracts and the affiliated funds of funds. Higher aggregate net assets may result in the Acquiring Fund being better able to achieve economies of scale by spreading certain fixed costs over a larger, and increasing, asset base, which would mean that the expenses of the Acquiring Fund may be expected to decrease as a percentage of assets. In sum, the Board believes that the combined Fund, following the Reorganization, should have a better opportunity to take advantage of economies of scale and better prospects for growth than any of the Funds standing alone. A larger fund should have an enhanced ability to effect portfolio transactions on more favorable terms and should have greater investment flexibility, and fixed expenses, such as audit expenses and accounting expenses that are charged on a per fund basis may be reduced as a percentage of net assets.
Costs. The Board noted that the Manager and each Acquired Fund (whether or not the Reorganization is consummated) will bear equally the costs associated with each respective Reorganization, including expenses associated with printing and mailing communications to Contract Owners and other expenses of the Reorganization, including accounting, legal, and custodial expenses, and any transaction costs related to repositioning of the portfolios in connection with the Reorganization. Total estimated costs of the Reorganizations are $264,000 for the Invesco Fund and $210,000 for the JPMorgan Fund. The Board received information that the total net shareholder fee savings over three years, after accounting for estimated costs of the Reorganization, would be $3.285 million for the Invesco Fund and $3.291 million for the JPMorgan Fund. Subsequent to the meeting, the Manager agreed that the expenses borne by the Invesco Fund will not exceed $132,000, and the expenses borne by the JPMorgan Fund will not exceed $105,000.
Dilution. The Board considered the fact that the Reorganization will not dilute the interests of the current Contract Owners with contract values allocated to subaccounts investing in the Acquired Funds because it would be effected on the basis of the relative net asset value per share of the Acquired Fund and the Acquiring Fund, respectively. Thus, subaccounts holding shares of the Acquired Funds will receive shares of the Acquiring Funds equal in value to their shares in the Acquired Funds.
Performance and Other Factors. The Board considered the relative performance records of the Funds for various periods. The Board noted that the performance history of each Acquired Fund during the periods reviewed was better than the corresponding performance for the Acquiring Fund. However, the Board also was cognizant of the fact that a Fund's past performance is no guarantee of similar future results; the Board also noted that the overall track record of the Acquiring Fund, which is an index fund that seeks to match the performance of the MSCI EAFE Index as closely as possible, was satisfactory. The Board concluded that the other benefits to shareholders of the Reorganization, such as those discussed under Expense Ratios and Economies of Scale, above, supported approving the Reorganization and outweighed consideration of the relative performance histories of the Funds.
Potential Benefits to the Manager and its Affiliates. The Board considered the potential benefits from the Reorganization that could be realized by the Manager and its affiliates. The Board recognized that the potential benefits to the Manager consist principally of economies of scale and the elimination of expenses incurred in duplicative efforts to administer separate funds. The Board noted that the Management Fees received by the Manager from the Acquiring Fund would be lower than the Management Fees received by the Manager from each Acquired Fund, but that the fees paid by the Manager to the subadviser of the Acquiring Fund similarly would be lower than the fees paid to the subadviser of the Acquired Funds. The Board received information comparing the Management Fee and Subadvisory Fee schedules for each Fund. The Board also considered the potential benefits from the Reorganization that could be realized by Allianz Life and Allianz Life of NY,
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which are affiliates of the Manager. Specifically, the Board was aware that the Reorganization potentially will benefit Allianz Life and Allianz Life of NY by lowering the expected costs and risks to Allianz Life and Allianz Life of NY associated with providing certain contract guarantees to contract owners with contract value allocated to the Funds. The Board was informed that contract values allocated to the Acquiring Fund would be expected to present lower costs and lower risks to Allianz Life and Allianz Life of NY than similar contract value allocated to the Acquired Funds.
Each Trustee carefully considered the factors described above and evaluated the merits of the Reorganization in accordance with his or her own experience and business judgment. Although each Trustee independently formed his or her own judgment on the proposed Reorganization, the Board accepted the Manager's analysis of the matters discussed above, and in particular regarding the decisions by Allianz Life and Allianz Life of NY and the impact that such decisions would have on Fund cash flows and economies of scale. In addition, the Board agreed with the Manager that the shareholders of each Acquired Fund would benefit from the Reorganization due to lower overall fund expenses of the Acquiring Fund following the Reorganization. The Board also accepted the Manager's analysis that the shareholders of the Acquiring Fund would not be harmed by the Reorganization.
BOARD'S DETERMINATIONS
After considering the factors described above and other relevant information at the telephonic meetings on May 26 and June 8, 2016, and at the "in-person" meetings on June 13 and 14, 2016, the Board of Trustees of each Acquired Fund, including the independent Board members, unanimously found that participation in the Reorganization is in the best interests of the Acquired Funds and that the interests of shareholders in the Acquired Funds and existing Contract Owners with contract values allocated to subaccounts investing in the Acquired Funds would not be diluted as a result of the Reorganization.
The Board of Trustees of each Fund approved the Plan at the "in-person" meeting held on June 14, 2016. Among other factors, the Board members considered the terms of the Plan, the provisions intended to avoid the dilution of Contract Owners' interests, and the anticipated tax consequences of the Reorganization. The Board found that participation in the Reorganization is in the best interests of the Acquiring Funds and that the interests of shareholders in the Acquiring Funds and existing Contract Owners with contract values allocated to subaccounts investing in the Acquiring Funds will not be diluted as a result of the Reorganization.
RECOMMENDATION AND VOTE REQUIRED
The Board recommends that Contract Owners who are entitled to vote at the meeting approve the proposed Plan. Approval of the Plan requires the affirmative vote, in person or by proxy, of a majority of the voting power of the outstanding shares of each Acquired Fund, voting separately, as of the "Record Date," July 22, 2016. Each share is entitled to one vote for each dollar, and a fractional vote for each fraction of a dollar, of net asset value per share held by a shareholder on the record date. The shareholders of each Acquired Fund vote separately; approval of the Plan by one Acquired Fund is not contingent upon approval by both Acquired Funds. If the Plan is not approved by the shareholders of an Acquired Fund, the Board will consider what further action should be taken.
If shareholder approval is obtained, the Reorganization is scheduled to occur within approximately four weeks following the meeting, but may occur on any later date agreed to by the Funds.
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SECTION B — PROXY VOTING AND SHAREHOLDER MEETING INFORMATION

A special meeting of shareholders of the Acquired Funds will be held as specified in the Notice of Special Meeting that accompanies this proxy statement/prospectus. At the meeting, shareholders (the separate accounts) will vote their shares of each Acquired Fund. You have the right to instruct Allianz Life and Allianz Life of NY (together, "Allianz") on how to vote the shares of the Acquired Fund(s) held under your Contract. Unless you plan to attend the Meeting and vote in person, your voting instructions must be received (by mail, phone or Internet) no later than 4:00 p.m. Central time on the day prior to the Meeting.
The number of Fund shares for which you may provide instructions will be based on the dollar amount of Fund shares that fund your Contract through the subaccount accumulation units and/or annuity units in your Contract on the Record Date. Each accumulation unit or annuity unit represents a specified dollar value and a specified number of Fund shares. For each dollar of value allocated to the Acquired Fund, the Contract Owner is permitted to provide voting instructions with respect to one Fund share. If you execute and return your voting instruction form, but do not provide voting instructions, Allianz will vote the shares underlying your Contract in favor of the proposal described above. Allianz will vote any shares for which it does not receive a voting instruction form, and any shares which it or its affiliates hold for their own account, in proportionately the same manner as shares for which it has received voting instructions. Allianz will not require voting instructions for a minimum number of shares, and therefore a small number of Contract Owners could determine the outcome of any proposal.
For the Meeting to proceed, there must be a quorum. This means that at least 25% of a Fund's shares must be represented at the Meeting either in person or by proxy. Because Allianz is the only shareholder of the Funds, its presence at the Meeting in person or by proxy will meet the quorum requirement.
You may revoke your voting instructions up until 4:00 p.m. Central time on the day prior to the Meeting by giving written notice to Allianz prior to that time by mail to Allianz Variable Insurance Products Trust, c/o Advisory Management, A 3-825, 5701 Golden Hills Drive, Minneapolis, Minnesota 55416-1297, or by executing and returning to Allianz a voting instruction form with a later date. You may also attend the Meeting and vote in person. If you need a new voting instruction form, please call the Fund at 1-800-624-0197, and a new voting instruction form will be sent to you. If you return an executed form without voting instructions, your shares will be voted "FOR" the proposal.
The Manager and each Acquired Fund are responsible equally to pay all costs of solicitation, as well as the proportionate cost of preparing and mailing the Notice of a Special Meeting of shareholders and this proxy statement/prospectus to Contract Owners. Representatives of the Manager also may solicit voting instructions from Contract Owners by means of mail, telephone, or personal calls; the costs of such solicitation also would be borne equally between the Manager and each Acquired Fund. Notwithstanding the foregoing, the expenses borne by the Invesco Fund will not exceed $132,000, and the expenses borne by the JPMorgan Fund will not exceed $105,000.
Dissenters' Rights of Appraisal. There are no appraisal or dissenters' rights for shareholders of the Acquired Funds. Delaware law does not grant beneficiaries of statutory trusts who dissent from approval of the Reorganization the right to demand an appraisal for their interests and payment of their fair cash value. As a result, shareholders who object to the Reorganization do not have a right to demand a different payment for their shares of beneficial interest.
Other Matters. Management of the Funds knows of no other matters that may properly be, or that are likely to be, brought before the Meeting. However, if any other business shall properly come before the Meeting, the persons named on the voting instruction form intend to vote thereon in accordance with their best judgment.
Adjournment. In the event that voting instructions received by the time scheduled for the meeting are not sufficient to approve the Reorganization, representatives of Allianz may move for one or more adjournments of the meeting for a period of not more than 120 days in the aggregate to allow further solicitation of voting instructions on the proposals. Any adjournment requires the affirmative vote of a majority of the voting power of the shares present at the meeting. Representatives of Allianz will vote in favor of adjournment. The Manager is responsible to pay the costs of any additional solicitation and of any adjourned meeting. A shareholder vote may be taken on one or more of the items in this proxy statement/prospectus prior to adjournment if sufficient voting instructions have been received.
Householding. To reduce expenses, only one copy of the Notice of a Special Meeting of shareholders and this proxy statement/prospectus or the Trust's annual report and semi-annual report, if available, may be mailed to households, even if more than one person in a household is a shareholder. To request additional copies of the Notice of a Special Meeting of shareholders, this proxy statement/prospectus or the annual report or semi-annual report, or if you have received multiple
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copies but prefer to receive only one copy per household, please call the Trust at the above telephone number. If you do not want the mailing of these documents to be combined with those for other members of your household in the future, please contact the Trust at the above address or phone number.
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SECTION C — CAPITALIZATION, OWNERSHIP OF FUND SHARES AND OTHER FUND INFORMATION

In this section reference to the "Fund" is a reference to the Acquiring Fund and the Acquired Funds.
This section contains the following information about the Funds:
Table Content (all information is shown for the fiscal year ended December 31, 2015, unless noted otherwise)
C-1 Actual and pro forma capitalization of the Acquired Fund and the Acquiring Fund
C-2 Actual and pro forma ownership of Fund shares
CAPITALIZATION
The following table shows the capitalization of the Funds at December 31, 2015, and on a pro forma basis, assuming the proposed Reorganization had taken place.
TABLE C-1. Actual and Pro Forma Capitalization of the Acquired Funds and the Acquiring Fund
Fund	Net Assets	Net Asset Value per Share	Shares Outstanding
Invesco Fund (Acquired Fund) (1)	$465,582,169	$16.43	28,339,571
Int'l Index Fund (Acquiring Fund)	$576,329,608	$14.42	39,959,078
Adjustments (2)	($132,000)	--	3,938,527
Int'l Index Fund – Pro Forma with Invesco Fund	$1,041,779,777	$14.42	72,237,176

JPMorgan Fund (Acquired Fund) (1)	$512,787,519	$16.49	31,092,905
Int'l Index Fund (Acquiring Fund) (3)	$576,329,608	$14.42	39,959,078
Adjustments (2)	($105,000)	--	4,460,668
Int'l Index Fund(3) – Pro Forma with JPMorgan Fund	$1,089,012,127	$14.42	75,512,651

Int'l Index Fund(3) – Pro Forma with both Acquired Funds	$1,554,462,296	$14.42	107,790,749
(1)	The number of Fund shares for which you may provide instructions will be based on the dollar amount of Acquired Fund shares that fund your Contract through the subaccount accumulation units and/or annuity units in your Contract on the record date.
(2)	The adjustment to shares outstanding represents the impact as a result of the shares being issued by the Acquiring Fund to the Acquired Fund shareholders. The adjustment to net assets represents the impact of the Acquired Fund bearing costs related to the Reorganization.
(3)	The Acquiring Fund will be the accounting survivor.
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OWNERSHIP OF FUND SHARES
The following table provides information on shareholders who owned more than 5% of each Fund's outstanding shares at the record date. At the record date (July 22, 2016), officers and directors of the Fund as a group owned less than 1% of the outstanding shares of the Fund.
TABLE C-2. Actual and Pro Forma Ownership of Fund Shares
Fund	5% Owners	Percent of Shares Held	Percent of Shares Held Following the Reorganization
Invesco Fund (Acquired Fund)	Allianz Life Variable Account B	50.79%	NA
	AZL MVP Fusion Conservative Fund	7.87%	NA
	AZL MVP Fusion Growth Fund	27.84%	NA
	AZL MVP Fusion Moderate Fund	9.33%	NA
JPMorgan Fund (Acquired Fund)	Allianz Life Variable Account B	46.40%	NA
	AZL MVP Fusion Conservative Fund	8.42%	NA
	AZL MVP Fusion Growth Fund	30.31%	NA
	AZL MVP Fusion Moderate Fund	11.28%	NA
Int'l Index Fund (Acquiring Fund)*	Allianz Life Variable Account B	12.54%	34.20%
	AZL MVP Fusion Conservative Fund	3.80%	6.42%
	AZL MVP Fusion Growth Fund	12.13%	22.37%
	AZL MVP Fusion Moderate Fund	5.64%	8.48%
	AZL MVP Balanced Index Strategy Fund	6.08%	2.42%
	AZL MVP Growth Index Strategy Fund	48.48%	19.27%
	AZL Balanced Index Strategy Fund	9.42%	3.74%
* The Acquiring Fund will be the accounting survivor.
FINANCIAL HIGHLIGHTS
The financial highlights tables are intended to help you understand the financial performance of the Acquiring Fund for the periods shown. Certain information reflects financial results for a single Fund share. The total returns in the tables represent returns that you would have earned (or lost) on an investment in the indicated Fund (assuming reinvestment of all dividends and distributions). The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If insurance contract charges were included, the return would be reduced.
This information has been derived from information audited by KPMG LLP, independent registered public accounting firm, whose reports, along with the Fund's financial statements, are included in the Annual Report to Shareholders and incorporated by reference into the Statement of Additional Information. This should be read in conjunction with those financial statements. When available, copies of the Annual Report will be available without charge upon written request from the Funds at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free 1-877-833-7113.
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AZL International Index Fund
(Selected data for a share of beneficial interest outstanding throughout the periods indicated)
	Year Ended December 31,
	2015	2014	2013	2012	2011
Net Asset Value, Beginning of Period	$15.28	$16.57	$13.93	$12.03	$13.99
Investment Activities:
Net Investment Income/(Loss)	0.58	0.42	0.29	0.26	0.28
Net Realized and Unrealized Gains/(Losses) on Investments	(0.79)	(1.43)	2.65	1.89	(2.07)
Total from Investment Activities	(0.21)	(0.99)	2.94	2.15	(1.79)
Dividends to Shareholders From:
Net Investment Income	(0.65)	(0.30)	(0.30)	(0.25)	(0.17)
Total Dividends	(0.65)	(0.30)	(0.30)	(0.25)	(0.17)
Net Asset Value, End of Period	$14.42	$15.28	$16.57	$13.93	$12.03
Total Return(a)	(1.39)%	(6.18)%	21.36%	18.04%	(12.78)%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000's)	$576,330	$863,302	$808,196	$567,238	$380,763
Net Investment Income/(Loss)	2.16%	2.88%	2.23%	2.66%	2.70%
Expenses Before Reductions(b)	0.75%	0.75%	0.76%	0.80%	0.83%
Expenses Net of Reductions	0.74%	0.75%	0.76%	0.77%	0.74%
Portfolio Turnover Rate(c)	13%	3%	2%	3%	12%
(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.
(c)	The portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.
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EXHIBIT A — ADDITIONAL INFORMATION ABOUT THE ACQUIRING FUND

Management
Allianz Investment Management LLC (the "Manager") serves as the investment manager to the Acquiring Fund pursuant to the terms of an investment management agreement. The Manager has signed a subadvisory agreement with BlackRock Investment Management, LLC (the "Subadviser") for portfolio management functions for the Fund. The Subadviser manages the portfolio securities of the Fund and provide additional services including research, selection of brokers and similar services. The Manager compensates the Subadviser for its services as provided in the subadvisory agreement.
The Manager was established as an investment adviser by Allianz Life Insurance Company of North America in April 2001. The Manager evaluates and selects subadvisers for the Trust, subject to the oversight of the Board of Trustees, and to a more limited extent, provides investment advice with regard to selection of individual portfolio securities. In addition, the Manager constantly evaluates possible additional or alternative subadvisers for the Trust. The Manager currently acts as Manager of all of the Funds of the Trust. The Manager's other clients are the Allianz Variable Insurance Products Fund of Funds Trust ("FOF Trust") and various affiliated entities. As of December 31, 2015, the Manager had aggregate assets under management of $120.14 billion. The Manager monitors and reviews the activities of each of the subadvisers.
Brian Muench is the president of the Manager and of the Trust and ultimately responsible for evaluating and selecting subadvisers for the Trust. Mr. Muench joined Allianz Life Insurance Company of North America (Allianz Life), the parent of the Manager, in 1998. Mr. Muench served as vice president of the Manager from 2005 until he was elected president in 2010. Mr. Muench is also a vice president of Allianz Life.
The Manager's address is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416. The Manager is a subsidiary of Allianz SE, one of the world's largest insurance and financial services companies. Allianz SE is headquartered in Munich, Germany and has operations in more than 70 countries. As of December 31, 2015, Allianz SE had third-party assets under management of $1.92 trillion. In North America, Allianz SE subsidiaries are engaged in the life insurance, property/casualty insurance, broker-dealer, banking, investment adviser, and mutual fund businesses.
The Acquiring Fund paid the Manager a fee for advisory services (including subadvisory fees) during 2015 at the annual rate of 0.35%. There were no fee waivers.
The Subadviser has its principal offices at 1 University Square Drive, Princeton, NJ 08540, and is a wholly-owned, indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States having, together with its affiliates, approximately $4.64 trillion in investment company and other assets under management as of  December 31, 2015. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc.
The portfolio managers for the Acquiring Fund are: Greg Savage, Managing Director, since May 2011, Alan Mason, Managing Director, since February 2014, Creighton Jue, Managing Director, since April 2015, and Rachel Aguirre, Director, since April 2015.
Alan Mason, Managing Director, is head of BlackRock's Americas Beta Strategies Portfolio Management team, which combines BlackRock's index equity and index asset allocation functions. He is a member of BlackRock's Beta Strategies and U.S. Defined Contribution leadership teams as well as the BlackRock's Human Capital Committee. Prior to this role, he led the Beta Strategies Global Index Asset Allocation team. Mr. Mason's service with the BlackRock dates back to 1991, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, Mr. Mason served as head of portfolio management and strategy for U.S. transitions, strategist for the Global Index and Markets Group, head of U.S. Asset Allocation, and most recently as head of Global Portfolio Management, Client Solutions. Mr. Mason has led three key growth efforts: developing the U.S. transition capability from a service to a business, growing the key asset allocation product for the BlackRock 's U.S. DC platform, LifePath, and building the foundation for key dimensions of the BlackRock 's rapidly growing solutions business. Mr. Mason earned a BA in music from Baylor University in 1983, summa cum laude, an MA in musicology from the University of Louisville in 1989, with honors, and an MA in ethnomusicology from University of California Berkeley in 1991. In the same year that Mr. Mason became head of portfolio management for BGI's transitions business, he was advanced to Ph.D. candidacy in ethnomusicology at UC Berkeley, having completed all coursework for the degree and comprehensive doctoral oral examinations with distinction.
Greg Savage, Managing Director, has been associated with BlackRock, Inc. since 2009; Principal of Barclays Global Investors (BGI) from 2007 to 2009; Associate of BGI from 1999 to 2007.

Creighton Jue, CFA, Managing Director, is Head of BlackRock's Alternative Beta Strategies team, part of Beta Strategies. He is responsible for managing BlackRock's Index Plus strategies, currency hedge products and derivative overlay mandates. Mr. Jue's service with the firm dates back to 2000, including his years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI, he was responsible for BGI's institutional developed international market index funds. Prior to joining BGI, he was a senior portfolio manager at Mellon Capital Management where he managed index and enhanced index portfolios in the domestic and international markets. Mr. Jue earned a BA degree in economics from University of California, Irvine, in 1992.
Rachel M. Aguirre, Director and Senior Portfolio Manager, leads the Developed Markets Institutional Index Equity team. She is responsible for overseeing the management of developed market index equity portfolios for institutional clients within Beta Strategies. Mrs. Aguirre's service with the firm dates back to 2005, including her years with Barclays Global Investors (BGI), which merged with BlackRock in 2009. At BGI she was a Portfolio Manager in the Index Equity Group, where she managed index and enhanced index portfolios for institutional clients. Prior to this, she was a Portfolio Manager and Strategist in BGI's Fixed Income Group, focusing on Liability Driven Investing (LDI). Mrs. Aguirre earned a BS degree in Mathematics from the College of Creative Studies at UC Santa Barbara in 2003. She earned a MS in Financial Mathematics from Stanford University in 2004.
A discussion of the Board of Trustees' basis for approving the Acquring Fund's Investment Management Agreement with the Manager and the subadvisory agreement with the Subadviser is available in the Fund's Annual Report for the year ended December 31, 2015.
Tax Information
Shares of the Acquiring Fund are sold exclusively to the separate accounts of certain insurance companies in connection with particular variable annuity and variable life insurance contracts (the "Contracts"). Provided that the Fund and a separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in the Contract.  You should refer to your Contract prospectus for further information regarding the tax treatment of the Contract and the separate accounts in which the Contract is invested.
Financial Intermediary Compensation
Shares of the Acquiring Fund are sold exclusively to certain insurance companies in connection with particular Contracts. The Trust and its related companies may pay such insurance companies (or their related companies) for the sale of shares of the Fund and related services. Such insurance companies (or their related companies) may pay broker-dealers or other financial intermediaries (such as banks) that sell the Contracts for the sale of shares of the Fund and related services. When received by an insurance company, such payments may be a factor that the insurance companies consider in including the Fund as an investment option in the Contracts. The prospectus or other disclosures relating to a Contract may contain additional information about these payments. When received by a broker-dealer or other intermediary, such payments may create a conflict of interest by influencing the broker-dealer or other intermediary and salespersons to recommend the Fund over other mutual funds available as investment options in the Contracts. Ask the salesperson or visit the financial intermediary's website for more information.
Legal Proceedings
The Manager is not aware of any material pending legal proceedings, other than routine litigation incidental to the conduct of their respective businesses, to which the Funds, the Manager or the principal underwriter is a party. However, the Subadviser has reported that it currently is the subject of the following proceeding which relates to its management of other mutual funds:
On May 27, 2014, certain purported investors in the BlackRock Global Allocation Fund, Inc. ("Global Allocation") and the BlackRock Equity Dividend Fund ("Equity Dividend") filed a consolidated complaint (the "Consolidated Complaint") in the United States District Court for the District of New Jersey against BlackRock Advisors, LLC, BlackRock Investment Management, LLC and BlackRock International Limited (collectively, the "Defendants") under the caption In re BlackRock Mutual Funds Advisory Fee Litigation. The Consolidated Complaint, which purports to be brought derivatively on behalf of Global Allocation and Equity Dividend, alleges that the Defendants violated Section 36(b) of the Investment Company Act by receiving allegedly excessive investment advisory fees from Global Allocation and Equity Dividend. The Consolidated Complaint seeks, among other things, to recover on behalf of Global Allocation and Equity Dividend all allegedly excessive advisory fees from one year prior to the filing of the lawsuit and purported lost investment returns on those amounts, plus interest. The Defendants believe the claims in the Consolidated Complaint are without merit and intend to vigorously defend the action.

SHAREHOLDER INFORMATION

PRICING OF FUND SHARES

The price of each fund share is based on its Net Asset Value (NAV). The NAV is the current value of a share in a mutual fund. The NAV is calculated by adding the total value of a Fund's investments and other assets, subtracting its liabilities, and then dividing that figure by the number of outstanding shares of the Fund:
NAV = (Total Assets – Liabilities) ÷ Number of Shares Outstanding
Per share NAV for each Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange, normally at 4:00 p.m. Eastern Time, on days the NYSE is open. Shares will not be priced on the days on which the NYSE is closed for trading.
The securities (other than short-term debt securities) of the Funds are generally valued at current market prices. Also, if market quotations are not available, or if an event occurs after the pricing of a security has been established that would likely cause the value to change, the value of the security may be priced at fair value as determined in good faith by or at the direction of the Funds' Trustees.
Options purchased and held by the Funds generally are valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, as of the close of the NYSE. The close of trading for some options exchanges may occur later than the closing of the NYSE. If market quotations are not available, the value of an option may be priced at fair value as determined in good faith by or at the direction of the Funds' Trustees.
Foreign securities held by the Funds are valued on a daily basis using a fair valuation program approved by the Funds' Trustees. The fair valuation program includes processes administered by an independent pricing agent (based upon changes in certain markets, indices, and/or securities, if applicable) that may result in a value different from the last closing price of such foreign security on its principal overseas market or exchange.
The effect of using fair value pricing is that the Fund's NAV will be subject to the judgment of the Board of Trustees or its designees instead of being determined by the market. In addition, foreign securities acquired by a Fund may be valued in foreign markets on days when the Fund's NAV is not calculated. In such cases, the NAV of a Fund may be significantly affected on days when investors cannot buy or sell shares.

PURCHASE AND REDEMPTION OF SHARES

Investors may not purchase or redeem shares of the Funds directly, but only through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. You should refer to the prospectus of the participating insurance company's variable products for information on how to purchase a variable annuity contract or variable life insurance policy, how to select specific Allianz VIP Funds as investment options for your contract or policy and how to redeem monies from the Funds.
Orders for the purchase and redemption of shares of a Fund received before the NYSE closes are effected at the net asset value per share determined as of the close of trading on the NYSE (generally 4:00 p.m. Eastern Time) that day. Orders received after the NYSE closes are effected at the next calculated net asset value. Payment for redemption will be made by the Funds within 7 days after the request is received.
The Funds may suspend the right of redemption under certain extraordinary circumstances in accordance with the rules of the Securities and Exchange Commission. The Funds do not assess any fees when they sell or redeem their shares.
The right of purchase of Fund shares may also be restricted, and purchase orders may be rejected, in accordance with the market timing policy of the Trust as described under the "Market Timing" section below, and the market timing policy of the separate accounts of participating insurance companies. Please refer to your contract prospectus for the market timing policy of the separate account for your contract.
Each Fund reserves the right to make payment in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a large redemption that could affect Fund operations (for example, more than 1% of the Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to the accumulation unit value allocated under your variable contract to the subaccount that invests in the Fund. When these securities are converted to cash, the associated brokerage charges will be deducted from the assets of the subaccount. Any securities redeemed in kind will remain subject to market risk until sold.
The Funds currently do not foresee any disadvantages to investors if the Funds serve as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Funds serve as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company investing in a Fund might be required to redeem the investment of one or more of its separate accounts from the Fund, which might force the Fund to sell securities at disadvantageous prices.

MARKET TIMING

The Board of Trustees has adopted a policy that the Funds will not knowingly permit market timing or other abusive short-term trading practices. Market timing is frequent or short-term trading activity by certain investors in a fund intending to profit at the expense of other investors in the same fund by taking advantage of pricing inefficiencies that can prevent a fund's share price from accurately reflecting the value of its portfolio securities. For example, investors may engage in short-term trading in funds that invest in securities which trade on overseas securities markets to take advantage of the difference between the close of the overseas markets and the close of the U.S. markets. This type of short-term trading is sometimes referred to as "time-zone arbitrage." Funds that invest in other securities which are less liquid, or are traded less often, may be vulnerable to similar pricing inefficiencies.
Market timing and other abusive short-term trading practices may adversely impact a fund's performance by preventing portfolio managers from fully investing the assets of the fund, diluting the value of shares, or increasing the fund's transaction costs. To the extent that certain of the Funds have significant holdings in foreign securities (including emerging markets securities), small-cap stocks, or high-yield bonds, or any combination thereof, the risks of market timing may be greater for those Funds than for other Funds. The Funds are offered only through variable annuity contracts and life insurance policies, and shares of the Funds are held in subaccounts of affiliated insurance companies. Because Fund transactions are processed by those insurance companies, rather than by the Trust, the Board of Trustees has not adopted procedures to monitor market timing activity at the Fund level, but rather has approved monitoring procedures designed to detect and deter market timing activities at the contract or policy level.
As required by SEC rules, the Funds have entered into agreements with their financial intermediaries, including the affiliated insurance companies, whereby the Funds or their agents may require the financial intermediaries to provide individual account level information about you and your trading activities in the Funds. If the Funds detect market timing activities either at the omnibus or individual account level, the Funds may require the financial intermediaries to take actions to curtail the activity, which may include restricting your trading activity in the Funds.
Your variable annuity or variable life insurance prospectus contains a description of the market timing detection and deterrence policy at the contract or policy level. Please refer to your annuity contract or life insurance policy prospectus for specific details on transfers between accounts.
The procedures that are designed to detect and deter market timing activities at the contract or policy level cannot provide a guarantee that all market timing activity will be identified and restricted. In addition, state law and the terms of some contracts and policies may prevent or restrict the effectiveness of the market timing procedures from stopping certain market timing activity. Market timing activity that is not identified, prevented, or restricted may adversely impact the performance of a Fund.

DISTRIBUTION (12b-1) FEES

Each Fund has adopted a plan under Rule 12b-1 of the Investment Company Act of 1940. Distribution fees ("12b-1 fees") under the plan compensate the Distributor and affiliates of Allianz Life Insurance Company of North America for services and expenses relating to the distribution of the Funds' shares in connection with the variable products through which Fund shares are sold. Allianz Life Financial Services, LLC ("ALFS"), whose address is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, serves as the Funds' distributor. ALFS is affiliated with the Manager. 12b-1 fees are paid from Fund assets on an ongoing basis. Over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Each of the Funds pays an annual 12b‑1 fee in the maximum amount of 0.25% of their average daily net assets.

DIVIDENDS, DISTRIBUTIONS, AND TAXES

Any income a Fund receives is paid out, less expenses, in the form of dividends to its shareholders. Shares begin accruing dividends on the day they are purchased. Income dividends are usually paid annually. Capital gains for all Funds are distributed at least annually.
All dividends and capital gain distributions will be automatically reinvested in additional shares of a Fund at the net asset value of such shares on the payment date.
Each Fund is treated as a separate corporate entity for tax purposes. Each Fund intends to elect to be treated as a regulated investment company and each Fund intends to qualify for such treatment for each taxable year under Subchapter M of the Internal Revenue Code of 1986, as amended. In addition, each Fund will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer generally are treated as one investment and each U.S. Government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. Government or an agency or instrumentality of the U.S. Government is treated as a security issued by the U.S. Government or its agency or instrumentality, whichever is applicable. If a Fund fails to meet this diversification requirement, income with respect to variable insurance contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Provided that a Fund and a separate account investing in the Fund satisfy applicable tax requirements, any distributions from the Fund to the separate account will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or a variable life insurance policy.
Persons investing in variable annuity contracts or variable life insurance policies should refer to the prospectuses with respect to such contracts or policies for further information regarding the tax treatment of the contracts or policies and the separate accounts in which the contracts or policies are invested.

STATEMENT OF ADDITIONAL INFORMATION
August 25, 2016

Acquired Fund	Acquiring Fund
AZL Invesco International Equity Fund	AZL International Index Fund
AZL JPMorgan International Opportunities Fund

This Statement of Additional Information ("SAI") relates to the proposed reorganization (each a "Reorganization") of each of the Acquired Funds identified above with and into the Acquiring Fund. Each Fund is a series of the Allianz Variable Insurance Products Trust (the "Trust"). This SAI contains information which may be of interest to shareholders of the Acquired Funds but which is not included in the combined Proxy Statement/Prospectus dated August 25, 2016 (the "Proxy Statement/Prospectus") which relates to the Reorganizations. As described in the Proxy Statement/Prospectus, the Reorganizations would involve the transfer of all the assets of each Acquired Fund in exchange for shares of the Acquiring Fund and the assumption of all the liabilities of each Acquired Fund by the Acquiring Fund. Each Acquired Fund would distribute the Acquiring Fund shares it receives to its shareholders in complete liquidation of each Acquired Fund. This SAI is not a prospectus and should be read in conjunction with the Proxy Statement/Prospectus. The Proxy Statement/Prospectus has been filed with the Securities and Exchange Commission and is available upon request and without charge by writing to the Funds at 3-825, 5701 Golden Hills Drive, Minneapolis, MN 55416-1297, or by calling, toll free, 1-800-624-0197.

TABLE OF CONTENTS           PAGE
Additional Information About the Acquiring Fund   2
Independent Registered Public Accounting Firm   2
Financial Statements   2
Exhibit I – Statement of Additional Information of the Acquired Fund   3
Exhibit II – Pro Forma Financial Statements   197

The Allianz Variable Insurance Products Trust ♦SAI♦ August 25, 2016

Additional Information About the Acquiring Fund
Attached hereto as Appendix A is the Statement of Additional Information of the Acquiring Fund dated April 25, 2016, as supplemented to date.
Independent Registered Public Accounting Firm
KPMG LLP ("KPMG"), 191 West Nationwide Boulevard, Suite 500, Columbus, OH 43215, is the independent registered public accounting firm for the Trust. KPMG provides financial auditing services as well as certain tax return preparation services for the Trust.
The Report of Independent Registered Public Accounting Firm, Financial Highlights and Financial Statements included in the Acquiring Fund's Annual Report to Shareholders for the fiscal year ended December 31, 2015 are incorporated by reference into this SAI.
The audited financial statements for the Acquiring Fund included in its Annual Reports to Shareholders and incorporated by reference into this SAI, and the audited financial statements for each Acquired Fund incorporated by reference to the Proxy Statement/Prospectus have been so included and incorporated in reliance upon the reports of KPMG, given on their authority as experts in auditing and accounting.
Financial Statements
Pro forma financial statements for the Reorganizations are attached hereto as Exhibit II

The Allianz Variable Insurance Products Trust ♦SAI♦ August 25, 2016

EXHIBIT I – STATEMENT OF ADDITIONAL INFORMATION OF THE ACQUIRED FUND
ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST
 (THE "TRUST")
Statement of Additional Information dated April 25, 2016
AZL® BlackRock Capital Appreciation Fund
AZL® BlackRock Global Allocation Fund
AZL® Boston Company Research Growth Fund
AZL® DFA Emerging Markets Core Equity Fund
AZL® DFA Five-Year Global Fixed Income Fund
AZL® DFA International Core Equity Fund
AZL® DFA U.S. Core Equity Fund
AZL® DFA U.S. Small Cap Fund
AZL® Enhanced Bond Index Fund
AZL® Federated Clover Small Value Fund
AZL® Franklin Templeton Founding Strategy Plus Fund
AZL® Gateway Fund
AZL® International Index Fund
AZL® Invesco Equity and Income Fund
AZL® Invesco Growth and Income Fund
AZL® Invesco International Equity Fund
AZL® JPMorgan International Opportunities Fund

AZL® JPMorgan U.S. Equity Fund, Class 2
AZL® MetWest Total Return Bond Fund
AZL® MFS Investors Trust Fund
AZL® MFS Mid Cap Value Fund
AZL® MFS Value Fund
AZL® Mid Cap Index Fund
AZL® Morgan Stanley Global Real Estate Fund
AZL® NFJ International Value Fund
AZL® Oppenheimer Discovery Fund
AZL® Pyramis® Total Bond Fund
AZL® Russell 1000 Growth Index Fund
AZL® Russell 1000 Value Index Fund
AZL® S&P 500 Index Fund, Class 1 and Class 2
AZL® Schroder Emerging Markets Equity Fund, Class 1 and Class 2
AZL® Small Cap Stock Index Fund
AZL® T. Rowe Price Capital Appreciation Fund, Class 2
AZL® Wells Fargo Large Cap Growth Fund

This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Trust dated April 27, 2015, which may be supplemented from time to time. This Statement of Additional Information is incorporated by reference in its entirety into the Prospectus. Copies of the Prospectus and Shareholder Reports may be obtained without charge, upon request, by writing the Trust at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free 1-800-624-0197.
This Statement of Additional Information may contain information on Funds not available under your Contract. Please refer to your Contract prospectus for information regarding the investment options available to you.
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

TABLE OF CONTENTS
History of the Trust	4
Investment Strategies and Policies	4
The Funds	4
Additional Information on Portfolio Instruments and Investment Policies	6
Asset-Backed Securities	6
Asset-Based Securities	7
Bank Loans	7
Bank Obligations	8
Commercial Paper	9
Common Stocks	9
Contracts for Difference ("CFDs")	9
Convertible Securities	9
Corporate Debt Securities	10
Delayed Funding Loans and Revolving
Credit Facilities	11
Derivative Instruments	11
Distressed Securities	12
Event-Linked Exposure	13
Exchange Traded Notes ("ETNs")	13
Foreign Currency Options and Futures Transactions	14
Foreign Securities	14
Forward Foreign Currency Exchange Contracts	16
Futures	17
Futures and Options Investment Risks	17
Guaranteed Investment Contracts	18
Limited Partnership Interests	18
Illiquid Securities	18
Inflation-Indexed Bonds	19
Inflation-Indexed Securities	19
Initial Public Offerings	20
Investment Company Securities	20
Lending of Portfolio Securities	21
Loan Participations and Assignments	21
Mortgage-Related Securities	22
Options	24
Preferred Stocks	25
Private Investments in Public Equity	25
Real Estate Investment Trusts (REITs)	25
Repurchase Agreements	26
Reverse Repurchase Agreements and Dollar Roll Agreements	26
Risks of Techniques Involving Leverage	26
Short Sales Against the Box	27
Small Company Stocks	28
Special Situation Companies	28
Structured Notes	28
Swap Agreements	28
Taxable and Tax Exempt Municipal Securities	30
U.S. Government Obligations	30
Variable and Floating Rate Demand
and Master Demand Notes	30
Warrants and Rights	31
When-Issued and Delayed Delivery Securities	31
Zero Coupon and Pay-In-Kind Securities	31
AZL BlackRock Global Allocation Fund – Investments in the Subsidiary	31
Investment Restrictions	33
Portfolio Turnover	35
Other Fund Policies	35
Disclosure of Portfolio Holdings	35
Additional Purchase and Redemption Information	37
Net Asset Value	38
Valuation of the government Money Market Fund	38
Valuation of the Non‑Money Market Funds	38
Redemption in Kind	39
Management of the Trust	39
Trustees and Officers	39
Trustee Holdings	45
Control Persons and Principal Holders of Securities	46
The Manager	46
The Subadvisers	51
BlackRock Advisors, LLC	55
BlackRock Capital Management, Inc.	55
BlackRock Financial Management, Inc.	56
BlackRock Investment Management, LLC	56
The Boston Company	56
Dimensional Fund Advisors LP	56
Federated Global Investment Management Corp.	56
FIAM LLC	57
Franklin Advisers, Inc.	57
Franklin Mutual Advisers, LLC	57
Gateway Investment Advisers, LLC	57
Invesco Advisers, Inc.	57
J.P. Morgan Investment Management Inc.	57
Metropolitan West Asset Management, LLC	57
Massachusetts Financial Services Company	57
Morgan Stanley Investment Management Inc.	57
NFJ Investment Group LLC	58
OppenheimerFunds, Inc.	58
Schroder Investment Management North America Inc.	58
T. Rowe Price Associates, Inc.	58
Templeton Global Advisors Limited	58
Wells Capital Management Incorporated	58
Other Managed Accounts	58
Potential Material Conflicts of Interest	63
Portfolio Manager Compensation	64
Portfolio Manager Ownership of Securities
in the Funds	80
Affiliated Persons	80
Portfolio Transactions	80
Affiliated Brokers	83
Administrator and Fund Accountant	86
Distributor	88
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

Custodian	91
Transfer Agent	92
Independent Registered Public Accounting Firm	92
Legal Counsel	92
Codes of Ethics	92
Licensing Arrangements	92
Additional Information	94
Description of Shares	94
Vote of a Majority of the Outstanding Shares	96
Additional Tax Information	96
Performance Information	99
Yields of the government Money Market Fund	99
Yields of the Non‑Money Market Funds	100
Calculation of Total Return	100
Miscellaneous	100
Financial Statements	101
Proxy Voting Policies and Procedures	101
Appendix A	101
Commercial Paper Ratings	101
Corporate and Long‑Term Debt Ratings	103
Appendix B – Proxy Voting Policies	106
Allianz Variable Insurance Products Trust	106
Allianz Investment Management LLC	108
BlackRock	114
The Boston Company – Mellon Financial Corporation	120
Dimensional	122
Federated Global Investment Management Corp.	125
FIAM LLC	128
Franklin Templeton	134
Gateway Investment Advisers, LLC	142
Invesco Advisers, inc.	144
J.P. Morgan Investment Management inc.	150
Massachusetts Financial Services Company	152
Metropolitan West Asset Management, LLC	156
Morgan Stanley Investment Management	161
NFJ Investment Group LLC	170
OppenheimerFunds, Inc.	171
Schroder Investment Management
North America, Inc.	194
T. Rowe Price Associates, Inc.	196
Wells Capital Management Incorporated	200

The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

HISTORY OF THE TRUST

The Trust is an open‑end investment management company organized in July 1999 as a Delaware business trust comprised of 36 separate investment portfolios, which are classified as "diversified" within the meaning of the 1940 Act.  The Trust currently offers 35 variable net asset value funds and one money market fund.
The Trust is established exclusively for the purpose of providing an investment vehicle for variable annuity contracts and variable life insurance policies offered by the separate accounts of various life insurance companies (the "Participating Insurance Companies"). Shares of the Trust are not offered to the general public but solely to such separate accounts (the "Separate Accounts").
Much of the information contained in this Statement of Additional Information ("SAI") expands upon subjects discussed in the Prospectus of the Trust described above. Capitalized terms not defined herein are defined in the Prospectus. No investment in shares of a Fund should be made without first reading the Trust's Prospectus.

INVESTMENT STRATEGIES AND POLICIES

THE FUNDS
AZL BlackRock Capital Appreciation Fund
AZL BlackRock Global Allocation Fund
AZL Boston Company Research Growth Fund
AZL DFA Emerging Markets Core Equity Fund
AZL DFA Five-Year Global Fixed Income Fund
AZL DFA International Core Equity Fund
AZL DFA U.S. Core Equity Fund
AZL DFA U.S. Small Cap Fund
AZL Enhanced Bond Index Fund
AZL Federated Clover Small Value Fund
AZL Franklin Templeton Founding Strategy Plus Fund
AZL Gateway Fund
AZL Government Money Market Fund
AZL International Index Fund
AZL Invesco Equity and Income Fund
AZL Invesco Growth and Income Fund
AZL Invesco International Equity Fund
AZL JPMorgan International Opportunities Fund
AZL JPMorgan U.S. Equity Fund
AZL MetWest Total Return Bond Fund
AZL MFS Investors Trust Fund
AZL MFS Mid Cap Value Fund
AZL MFS Value Fund
AZL Mid Cap Index Fund
AZL Morgan Stanley Global Real Estate Fund
AZL Multi-Manager Mid Cap Growth Fund
AZL NFJ International Value Fund
AZL Oppenheimer Discovery Fund
AZL Pyramis® Total Bond Fund
AZL Russell 1000 Growth Index Fund
AZL Russell 1000 Value Index Fund
AZL S&P 500 Index Fund
AZL Schroder Emerging Markets Equity Fund
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

AZL Small Cap Stock Index Fund
AZL T. Rowe Price Capital Appreciation Fund
AZL Wells Fargo Large Cap Growth Fund
Temporary, Defensive Investments
As described in the Prospectus, each Fund may hold uninvested cash reserves or invest without limit in money market instruments (i.e., short term debt instruments) for temporary defensive purposes when the Subadviser has determined that market or economic conditions so warrant.
These debt obligations may include U.S. Government securities; certificates of deposit, bankers' acceptances and other short-term debt obligations of banks with total assets of at least $100,000,000; debt obligations of corporations (corporate bonds, debentures, notes and other similar corporate debt instruments); variable and floating rate demand and master demand notes; commercial paper; and repurchase agreements with respect to securities in which the Fund is authorized to invest. (See "Additional Information on Portfolio Instruments and Investment Policies – Bank Obligations," "– Commercial Paper," "– Variable and Floating Rate Demand and Master Demand Notes," "– U.S. Government Obligations,"  "– Corporate Debt Securities" and "– Repurchase Agreements").
Specific Non-Fundamental Investment Restrictions
In addition to the information shown under "Additional Information on Portfolio Instruments and Investment Policies" and the information in the section "Investment Restrictions" in this SAI, the following sets forth specific non-fundamental investment restrictions for certain Funds.
AZL BlackRock Capital Appreciation Fund – The Fund may invest up to 20% of its net assets in securities that are not issued by mid- or large-sized companies, including debt securities and stocks issued by small-sized companies.
AZL Boston Company Research Growth Fund – The Fund may invest up to 30% of its total assets in foreign securities. The Fund will not invest more than 5% of its total assets in bonds, debentures, convertible securities, and corporate obligations rated below investment grade, either at the time of purchase or as a result of a rating reduction after purchase, or in unrated securities believed to be equivalent in quality to securities rated below investment grade; this 5% limitation does not apply to preferred stocks.
AZL Invesco Equity and Income Fund – The Fund may invest up to 10% of its net assets in illiquid and certain restricted securities. The Fund may not borrow money except for a temporary purpose and then not in excess of 10% of its net assets. The Fund may not purchase securities on margin, sell securities short, purchase or sell commodities or commodities futures contracts, or make loans to any individual. The Fund may not purchase a restricted security or a security for which market quotations are not readily available if as a result of such purchase more than 5% of the Fund's assets would be invested in such securities.
AZL Invesco International Equity Fund – The Fund may invest in equity and debt securities issued by REITs. The Fund's investment in REITs will not exceed 15% of the total assets of the Fund. The Fund may pledge no more than 10% of its total assets as collateral for short sales against the box. The Fund will not write options if, immediately after such sale, the aggregate value of securities or obligations underlying the outstanding options exceeds 20% of the Fund's total assets. The Fund will not purchase options if, at any time of the investment, the aggregate premiums paid for the options will exceed 5% of the Fund's total assets.
AZL JPMorgan International Opportunities Fund – The Fund may invest up to 5% of its assets in convertible securities that have been rated below investment grade (see "Additional Information on Portfolio Instruments and Investment Policies – Convertible Securities").
AZL Morgan Stanley Global Real Estate Fund –  The Fund shall not concentrate its investment in any one industry, except that the Fund will invest more than 25% of its total assets in the real estate industry and except that the Fund may purchase securities of other investment companies to the extent permitted by (i) the 1940 Act, (ii) the rules and regulations promulgated by the SEC under the 1940 Act, or (iii) an exemption or other relief from the provisions of the 1940 Act, as amended from time to time.  The Fund shall not write, purchase or sell puts, calls or combinations thereof, except that the Fund may (a) write covered or fully collateralized call options, write secured put options, and enter into closing or offsetting purchase transactions with respect to such options, (b) purchase and sell options to the extent that the premiums paid for all such options owned at any time do not exceed 10% of its total assets and (c) engage in transactions in futures contracts and options on futures contracts transactions provided that such transactions are entered into for bona fide hedging purposes (or meet certain conditions as specified in regulations of the Commodities Futures Trading Commission), and provided further that the aggregate initial margin and premiums do not exceed 5% of the fair market value of the Fund's total assets.  The Fund may not make short sales of securities, unless at the time of the sale it owns or has the right to acquire an equal amount of such securities; provided that this prohibition
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

does not apply to the writing of options or the sale of forward contracts, futures contracts, foreign currency futures contracts or related options.
AZL Oppenheimer Discovery Fund – The Fund may invest up to 20% of its net assets for investment purposes in equity securities of companies whose market capitalizations exceed the market capitalization of companies included in the Russell 2000 Growth Index. The Fund may invest up to 25% of its total assets in equity securities of foreign issuers; the subadviser interprets this to include foreign securities listed on U.S. exchanges and ADRs.
AZL S&P 500 Index Fund – The Fund may not: (i) engage in arbitrage transactions, (ii) purchase warrants (other than those acquired by the Fund in units or attached to securities), (iii) sell securities short, but may sell securities short against the box, or (iv) invest more than 10% of its total assets in the securities of any single issuer or hold more than 20% of the voting securities of any single issuer.
AZL Small Cap Stock Index Fund – The Fund may not: (i) engage in arbitrage transactions, (ii) purchase warrants (other than those acquired by the Fund in units or attached to securities), (iii) sell securities short, but may sell securities short against the box, or (iv) invest more than 10% of its total assets in the securities of any single issuer or hold more than 20% of the voting securities of any single issuer.
AZL T. Rowe Price Capital Appreciation Fund – The Fund may not sell short more than 5% of its total assets. The Fund may not invest 25% or more of its investments in the securities of issuers primarily engaged in any particular industry group. The Fund will not purchase an option if the purchase would cause the total premiums (at market) of all options then owned to exceed 5% of the Fund's total assets. The Fund will not sell covered calls if the transaction would cause the total premiums (at market) of all covered calls then written to exceed 25% of the Fund's total assets.

ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS AND
 INVESTMENT POLICIES

The Funds invest in a variety of securities and employ a number of investment techniques that involve certain risks. The Prospectus for the Funds highlights the principal investment strategies, investment techniques, and risks for each Fund. As noted in the Prospectus, the Funds may also employ other investment practices and may be subject to other risks, which are described below.  Because the following is a combined description of the investment strategies of all of the Funds, certain matters described in this section may not apply to your Fund or Funds.  Unless a strategy or policy described below is specifically prohibited or limited by the investment restrictions discussed in the Prospectus or in this SAI, or by applicable law, the Fund may engage in each of the practices described below without limit.
ASSET-BACKED SECURITIES
Asset-backed securities are securities backed by home equity loans, installment sale contracts, credit card receivables or other assets. Asset-backed securities are "pass-through" securities, meaning that principal and interest payments — net of expenses — made by the borrower on the underlying assets (such as credit card receivables) are passed through to a Fund. The value of asset-backed securities, like that of traditional fixed income securities, typically increases when interest rates fall and decreases when interest rates rise. However, asset-backed securities differ from traditional fixed income securities because of their potential for prepayment. The price paid by a Fund for its asset-backed securities, the yield the Fund expects to receive from such securities and the average life of the securities are based on a number of factors, including the anticipated rate of prepayment of the underlying assets. In a period of declining interest rates, borrowers may prepay the underlying assets more quickly than anticipated, thereby reducing the yield to maturity and the average life of the asset-backed securities. Moreover, when a Fund reinvests the proceeds of a prepayment in these circumstances, it will likely receive a rate of interest that is lower than the rate on the security that was prepaid. To the extent that a Fund purchases asset-backed securities at a premium, prepayments may result in a loss to the extent of the premium paid. If a Fund buys such securities at a discount, both scheduled payments and unscheduled prepayments will increase current and total returns and unscheduled prepayments will also accelerate the recognition of income which, when distributed to shareholders, will be taxable as ordinary income. In a period of rising interest rates, prepayments of the underlying assets may occur at a slower than expected rate, creating maturity extension risk. This particular risk may effectively change a security that was considered short or intermediate-term at the time of purchase into a longer term security. Since the value of longer-term securities generally fluctuates more widely in response to changes in interest rates than shorter term securities, maturity extension risk could increase the volatility of the Fund. When interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities, and, as noted above, changes in market rates of interest may accelerate or retard prepayments and thus affect maturities.
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ASSET-BASED SECURITIES
Certain Funds may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as "asset-based securities." Generally, a Fund will purchase asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (for example, AAA, AA, A or BBB by Standard & Poor's ("S&P") or Fitch Ratings ("Fitch"), or Baa by Moody's Investors Service, Inc. ("Moody's") or commercial paper rated A-1 by S&P or Prime-1 by Moody's) or by issuers that the subadviser has determined to be of similar creditworthiness. Fund may purchase asset-based securities that are below investment grade. Obligations ranked in the fourth highest rating category, while considered "investment grade," may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If an asset-based security is backed by a bank letter of credit or other similar facility, the subadviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, a Fund generally would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.
Precious Metal-Related Securities – A Fund may invest in the securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company's precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies. The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.
BANK LOANS
A Fund may invest in bank loans. Bank loans are generally non-investment grade floating rate instruments. Usually, they are freely callable at the issuer's option. Certain Funds may invest in fixed and floating rate loans ("Loans") arranged through private negotiations between a corporate borrower or a foreign sovereign entity and one or more financial institutions ("Lenders"). A Fund may invest in such Loans in the form of participations in Loans ("Participations") and assignments of all or a portion of Loans from third parties ("Assignments"). A Fund considers these investments to be investments in debt securities for purposes of its investment policies. Participations typically will result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loans, nor any rights of setoff against the borrower, and the Fund may not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund will assume the credit risk of both the borrower and the Lender that is selling the Participation. In the event of the insolvency of the Lender selling the Participation, the Fund may be treated as a general creditor of the Lender and may not benefit from any set-off between the Lender and the borrower. The Fund will acquire Participations only if the Lender interpositioned between the Fund and the borrower is determined by the Fund's manager to be creditworthy. When the Fund purchases Assignments from Lenders, the Fund will acquire direct rights against the borrower on the Loan, and will not have exposure to a counterparty's credit risk. The Funds may enter into Participations and Assignments on a forward commitment or "when-issued" basis, whereby a Fund would agree to purchase a Participation or Assignment at set terms in the future.
A Fund may have difficulty disposing of Assignments and Participations. In certain cases, the market for such instruments is not highly liquid, and therefore the Fund anticipates that in such cases such instruments could be sold only to a limited number of institutional investors. The lack of a highly liquid secondary market may have an adverse impact on the value of such instruments and on the Fund's ability to dispose of particular Assignments or Participations in response to a specific economic event, such as deterioration in the creditworthiness of the borrower. Assignments and Participations will not be considered illiquid so long as it
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

is determined by the Funds' manager that an adequate trading market exists for these securities. To the extent that liquid Assignments and Participations that a Fund holds become illiquid, due to the lack of sufficient buyers or market or other conditions, the percentage of the Fund's assets invested in illiquid assets would increase.
Leading financial institutions often act as agent for a broader group of lenders, generally referred to as a syndicate. The syndicate's agent arranges the loans, holds collateral and accepts payments of principal and interest. If the agent develops financial problems, a Fund may not recover its investment or recovery may be delayed.
The Loans in which the Fund may invest are subject to the risk of loss of principal and income. Although borrowers frequently provide collateral to secure repayment of these obligations they do not always do so. If they do provide collateral, the value of the collateral may not completely cover the borrower's obligations at the time of a default. If a borrower files for protection from its creditors under the U.S. bankruptcy laws, these laws may limit a Fund's rights to its collateral. In addition, the value of collateral may erode during a bankruptcy case. In the event of a bankruptcy, the holder of a Loan may not recover its principal, may experience a long delay in recovering its investment and may not receive interest during the delay.
Furthermore, where such a security includes a contingent liability, in the event of an adverse movement in the underlying index or interest rate, a Fund may be required to pay substantial additional margin to maintain the position. The Funds may invest in leveraged inverse floating rate debt instruments ("inverse floaters").
BANK OBLIGATIONS
Funds may invest in bank obligations consisting of bankers' acceptances, certificates of deposit and time deposits.
Bankers' acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Bankers' acceptances invested in by the Funds will be those guaranteed by domestic and foreign banks having, at the time of investment, capital, surplus and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements).
Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return. Certificates of deposit and time deposits will be those of domestic and foreign banks and savings and loan associations if (a) at the time of investment, the depository or institution has capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of its most recently published financial statements), or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation.
Certain Funds may also invest in Eurodollar certificates of deposit ("Euro CDs"), which are U.S. dollar‑denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Yankee certificates of deposit ("Yankee CDs") which are certificates of deposit issued by a U.S. branch of a foreign bank denominated in U.S. dollars and held in the United States; Eurodollar time deposits ("ETDs") which are U.S. dollar‑denominated deposits in a foreign branch of a U.S. bank or foreign bank; and Canadian time deposits, which are basically the same as ETDs, except they are issued by Canadian offices of major Canadian banks.
Eurodollar and Yankee bank obligations are subject to the same risks that pertain to domestic issues, notably credit risk, market risk and liquidity risk. Additionally, Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a sovereign country might prevent capital, in the form of dollars, from flowing across their borders. Other risks include: adverse political and economic developments; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes, and the expropriation or nationalization of foreign issues.
COMMERCIAL PAPER
Commercial paper consists of unsecured promissory notes issued by corporations. Except as noted below with respect to variable amount master demand notes, issues of commercial paper normally have maturities of less than nine months and fixed rates of return.
Certain Funds may invest in commercial paper rated in any rating category or not rated by an NRSRO. In general, investment in lower‑rated instruments is more risky than investment in instruments in higher‑rated categories. For a description of the rating symbols of each NRSRO, see Appendix A. The Funds may also invest in U.S. dollar denominated commercial paper, including U.S. dollar denominated commercial paper issued by a foreign corporation.
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COMMON STOCKS
Certain Funds may invest in equity securities including common stocks. Common stocks are the most prevalent type of equity security. Common stockholders receive the residual value of the issuer's earnings and assets after the issuer pays its creditors and any preferred stockholders. As a result, changes in an issuer's earnings directly influence the value of its common stock.
CONTRACTS FOR DIFFERENCE ("CFDS")
A Fund may invest in CFDs. A CFD is a privately negotiated contract between two parties, buyer and seller, stipulating that the seller will pay to or receive from the buyer the difference between the nominal value of the underlying instrument at the opening of the contract and that instrument's value at the end of the contract. The underlying instrument may be a single security, stock basket or index. A CFD can be set up to take either a short or long position on the underlying instrument. The buyer and seller are both required to post margin, which is adjusted daily. The buyer will also pay to the seller a financing rate on the notional amount of the capital employed by the seller less the margin deposit. A CFD is usually terminated at the buyer's initiative. The seller of the CFD will simply match the exposure of the underlying instrument in the open market and the parties will exchange whatever payment is due.
As is the case with owning any financial instrument, there is the risk of loss associated with buying a CFD. For example, if the Fund buys a long CFD and the underlying security is worth less at the end of the contract, the Fund would be required to make a payment to the seller and would suffer a loss. Also, there may be liquidity risk if the underlying instrument is illiquid because the liquidity of a CFD is based on the liquidity of the underlying instrument. A further risk is that adverse movements in the underlying security will require the buyer to post additional margin. CFDs also carry counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. If the counterparty were to do so, the value of the contract, and of the Fund's shares, may be reduced. The Fund will not enter into a CFD transaction that is inconsistent with its investment objective, policies and strategies.
CONVERTIBLE SECURITIES
Certain Funds may invest in convertible securities. Convertible securities give the holder the right to exchange the security for a specific number of shares of common stock, the cash value of common stock or some other equity security. Convertible securities include convertible preferred stocks, convertible bonds, notes and debentures, and other securities. Convertible securities typically involve less credit risk than common stock of the same issuer because convertible securities are "senior" to common stock – i.e., they have a prior claim against the issuer's assets. Convertible securities generally pay lower dividends or interest than non‑convertible securities of similar quality. They may also reflect changes in the value of the underlying common stock.
Certain Funds may invest in synthetic convertible securities, which are derivative positions composed of two or more different securities whose investment characteristics, taken together, resemble those of convertible securities. For example, a Fund may purchase a non-convertible debt security and a warrant or option, which enables the Fund to have a convertible-like position with respect to a company, group of companies or stock index. Synthetic convertible securities are typically offered by financial institutions and investment banks in private placement transactions. Upon conversion, the Fund generally receives an amount in cash equal to the difference between the conversion price and the then current value of the underlying security. Unlike a true convertible security, a synthetic convertible comprises two or more separate securities, each with its own market value. Therefore, the market value of a synthetic convertible is the sum of the values of its fixed-income component and its convertible component. For this reason, the values of a synthetic convertible and a true convertible security may respond differently to market fluctuations. A Fund's investments in synthetic convertible securities will be consistent with the Fund's investment objectives and investment strategies, including any limitations imposed on the credit quality of the Fund's permissible investments, and upon the Fund's investments in illiquid securities.
CORPORATE DEBT SECURITIES
Depending upon the prevailing market conditions, the Subadviser may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value the yield will be lower than the coupon rate. Such obligations, in the case of debentures will represent unsecured promises to pay, and in the case of notes and bonds, may be secured by mortgages on real property or security interests in personal property and will in most cases differ in their interest rates, maturities and times of issuance.
Certain Funds may invest in securities which are rated in the fourth highest rating group assigned by an NRSRO (e.g., securities rated BBB by S&P or Baa by Moody's) or lower, or, if not rated, are of comparable quality as determined by the Subadviser. After purchase by a Fund, a security may cease to be rated or its rating may be reduced below the minimum required for purchase by the Fund. Neither event will require a sale of such security by the Fund. A split rated security, i.e., rated in the fourth highest category by one NRSRO and also rated below the fourth highest category by another NRSRO,may be considered to fall in the higher category.
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

As with other fixed‑income securities, debt securties are subject to credit risk and market risk. Market risk relates to changes in a security's value as a result of changes in interest rates. Credit risk relates to the ability of an issuer to make payments of principal and interest. Fixed income securities with ratings below Baa (Moody's) or BBB (S&P) are considered below investment grade and are commonly referred to as high yield or "junk" bonds and are considered by Moody's to have speculative characteristics.
Lower rated securities ("junk" bonds) generally offer higher interest payments because the company that issues the bond – the issuer – is at greater risk of default (failure to repay the bond). This may be because the issuer is small or new to the market, the issuer has financial difficulties, or the issuer has a greater amount of debt.
Some risks of investing in lower rated securities include:
•	Greater credit risk – Because of their more precarious financial position, issuers of high yield bonds may be more vulnerable to changes in the economy or to interest rate changes that might affect their ability to repay debt.
•	Reduced liquidity – There may be fewer investors willing to buy high yield bonds than there are for higher rated, investment grade securities. Therefore, it may be more difficult to sell these securities or to receive a fair market price for them.
Particular types of lower rated securities may present special concerns. The prices of payment‑in‑kind or zero‑coupon securities react more strongly to changes in interest rates than the prices of other debt securities. Some lower rated securities in which a Fund may invest may be subject to redemption or call provisions that may limit increases in market value that might otherwise result from lower interest rates while increasing the risk that such Fund may be required to reinvest redemption or call proceeds during a period of relatively low interest rates.
The credit ratings issued by Moody's and S&P are subject to various limitations. For example, while such ratings evaluate credit risk, they ordinarily do not evaluate the market risk of debt securities. In certain circumstances, the ratings may not reflect in a timely fashion adverse developments affecting an issuer. For these reasons, Subadvisers typically conduct their own independent credit analysis of such securities.
Collateralized Debt Obligations – The Funds may invest in collateralized debt obligations ("CDOs"), which includes collateralized bond obligations ("CBOs"), collateralized loan obligations ("CLOs") and other similarly structured securities. CBOs and CLOs are types of asset-backed securities. A CBO is a trust which is backed by a diversified pools of high risk, below investment grade fixed income securities. A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. CDOs may charge management fees and administrative expenses. Collateralized mortgage obligations ("CMOs") are another type of CDO in which some Funds may invest. For more information on CMOs, see the discussion under "Mortgage-Related Securities" later in this section.
For both CBOs and CLOs, the cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. The riskiest portion is the "equity" tranche which bears the bulk of defaults from the bonds or loans in the trust and serves to protect the other, more senior tranches from default in all but the most severe circumstances. Since it is partially protected from defaults, a senior tranche from a CBO trust or CLO trust typically have higher ratings and lower yields than their underlying securities, and can be rated investment grade. Despite the protection from the equity tranche, CBO or CLO tranches can experience substantial losses due to actual defaults, increased sensitivity to defaults due to collateral default and disappearance of protecting tranches, market anticipation of defaults, as well as aversion to CBO or CLO securities as a class.
The risks of an investment in a CDO depend largely on the type of the collateral securities and the class of the CDO in which a Fund invests. Normally, CBOs, CLOs and other CDOs are privately offered and sold, and thus, are not registered under the securities laws. As a result, investments in CDOs may be characterized by the Funds as illiquid securities, however an active dealer market may exist for CDOs allowing a CDO to qualify for Rule 144A transactions. In addition to the normal risks associated with fixed income securities discussed elsewhere in this Statement of Additional Information, CDOs carry additional risks including, but are not limited to: (i) the possibility that distributions from collateral securities will not be adequate to make interest or other payments; (ii) the quality of the collateral may decline in value or default; (iii) the Funds may invest in CDOs that are subordinate to other classes; and (iv) the complex structure of the security may not be fully understood at the time of investment and may produce disputes with the issuer or unexpected investment results.
DELAYED FUNDING LOANS AND REVOLVING CREDIT FACILITIES
Certain Funds may enter into, or acquire participations in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowing arrangements in which the lender agrees to make loans up to a maximum amount upon demand by the borrower during a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrower repays the loan, an amount equal to the repayment may be borrowed again during the term of the revolving credit facility. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when it might not
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times segregate or "earmark" assets, determined to be liquid in accordance with procedures established by the Board of Trustees, in an amount sufficient to meet such commitments.
Certain Funds may invest in delayed funding loans and revolving credit facilities with credit quality comparable to that of issuers of its securities investments. Delayed funding loans and revolving credit facilities may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. The Funds currently intend to treat delayed funding loans and revolving credit facilities for which there is no readily available market as illiquid for purposes of the Funds' limitation on illiquid investments. For a further discussion of the risks involved in investing in Loan Participations and other forms of direct indebtedness see "Loan Participations and Assignments." Participation interests in revolving credit facilities will be subject to the limitations discussed in "Loan Participations and Assignments." Delayed funding loans and revolving credit facilities are considered to be debt obligations for purposes of the Trust's investment restriction relating to the lending of funds or assets by a Fund.
DERIVATIVE INSTRUMENTS
Certain Funds may use a variety of derivative instruments, including options, futures contracts (sometimes referred to as "futures"), options on futures contracts, stock index options, forward currency contracts and swaps, to hedge a Fund's portfolio or for risk management or for any other permissible purposes consistent with that Fund's investment objective. Derivative instruments are securities or agreements whose value is based on the value of some underlying asset (e.g., a security, currency or index) or the level of a reference index.
Derivatives generally have investment characteristics that are based upon either forward contracts (under which one party is obligated to buy and the other party is obligated to sell an underlying asset at a specific price on a specified date) or option contracts (under which the holder of the option has the right but not the obligation to buy or sell an underlying asset at a specified price on or before a specified date). Consequently, the change in value of a forward‑based derivative generally is roughly proportional to the change in value of the underlying asset. In contrast, the buyer of an option‑based derivative generally will benefit from favorable movements in the price of the underlying asset but is not exposed to the corresponding losses that result from adverse movements in the value of the underlying asset. The seller (writer) of an option‑based derivative generally will receive fees or premiums but generally is exposed to losses resulting from changes in the value of the underlying asset. Derivative transactions may include elements of leverage and, accordingly, the fluctuation of the value of the derivative transaction in relation to the underlying asset may be magnified.
Generally, any Fund that invests in derivative instruments is required to segregate cash and/or liquid securities to the extent that its obligations under the instrument are not otherwise "covered" through ownership of the underlying security, financial instrument, or currency.  As an investment company registered with the SEC, the Trust is subject to the federal securities laws, the 1940 Act, related regulations, and published positions of the SEC and the staff of the SEC.  Further, in accordance with these positions, with respect to certain kinds of derivatives, the Trust must "set aside" (sometimes referred to as "asset segregation") liquid assets or engage in other SEC or SEC staff approved measures while the derivative contracts are still open.  For example, with respect to forward contracts and futures that are not legally required to "cash settle," the Trust must cover the open position by setting aside liquid assets in an amount equal to the contract's full notional value.  With respect to forward contracts and futures that are required to "cash settle," however, the Trust is permitted to set aside liquid assets in an amount equal to the Trust's daily marked to market (net) obligation, if any, (in other words, the Trust's daily net liability, if any) rather than the notional value.
Hybrid instruments: A hybrid instrument is a type of potentially high-risk derivative that combines a traditional stock, bond, or commodity with an option or forward contract. Generally, the principal amount, amount payable upon maturity or redemption, or interest rate of a hybrid is tied (positively or negatively) to the price of some commodity, currency or securities index or another interest rate or some other economic factor (each a "benchmark"). The interest rate or (unlike most fixed income securities) the principal amount payable at maturity of a hybrid security may be increased or decreased, depending on changes in the value of the benchmark. An example of a hybrid could be a bond issued by an oil company that pays a small base level of interest with additional interest that accrues in correlation to the extent to which oil prices exceed a certain predetermined level. Such a hybrid instrument would be a combination of a bond and a call option on oil.
Hybrids can be used as an efficient means of pursuing a variety of investment goals, including currency hedging, duration management, and increased total return. Hybrids may not bear interest or pay dividends. The value of a hybrid or its interest rate may be a multiple of a benchmark and, as a result, may be leveraged and move (up or down) more steeply and rapidly than the benchmark. These benchmarks may be sensitive to economic and political events, such as commodity shortages and currency
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

devaluations, which cannot be readily foreseen by the purchaser of a hybrid. Under certain conditions, the redemption value of a hybrid could be zero. Thus, an investment in a hybrid may entail significant market risks that are not associated with a similar investment in a traditional, U.S. dollar-denominated bond that has a fixed principal amount and pays a fixed rate or floating rate of interest. The purchase of hybrids also exposes a Fund to the credit risk of the issuer of the hybrids. These risks may cause significant fluctuations in the net asset value of the Fund.
Certain hybrid instruments may provide exposure to the commodities markets. These are derivative securities with one or more commodity-linked components that have payment features similar to commodity futures contracts, commodity options, or similar instruments. Commodity-linked hybrid instruments may be either equity or debt securities, and are considered hybrid instruments because they have both security and commodity-like characteristics. A portion of the value of these instruments may be derived from the value of a commodity, futures contract, index or other economic variable. Certain Funds will invest only in commodity-linked hybrid instruments that qualify under applicable rules of the CFTC for an exemption from the provisions of the Commodity Exchange Act.
Certain issuers of structured products such as hybrid instruments may be deemed to be investment companies as defined in the 1940 Act. As a result, the Funds' investments in these products may be subject to limits applicable to investments in investment companies and may be subject to restrictions contained in the 1940 Act.
DISTRESSED SECURITIES
A Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody's and CC or lower by S&P or Fitch) or, if unrated, are in the judgment of the subadviser of equivalent quality ("Distressed Securities"). Investment in Distressed Securities is speculative and involves significant risks. A Fund may make such investments when the subadviser believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Therefore, to the extent the Fund seeks capital appreciation through investment in distressed securities, the Fund's ability to achieve current income for its shareholders may be diminished. The Fund also will be subject to significant uncertainty as to when and in what manner and for what value the obligations evidenced by the distressed securities will eventually be satisfied (e.g., through a liquidation of the obligor's assets, an exchange offer or plan of reorganization involving the distressed securities or a payment of some amount in satisfaction of the obligation). Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made or no value. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities. To the extent that a Fund becomes involved in such proceedings, the Fund may have a more active participation in the affairs of the issuer than that assumed generally by an investor. Except to the extent otherwise permitted by a Fund's prospectus or SAI, a Fund will not make investments for the purpose of exercising day-to-day management of any issuer's affairs.
EVENT-LINKED EXPOSURE
Certain Funds may obtain event-linked exposure by investing in "event-linked bonds" or "event-linked swaps," or implement "event-linked strategies." Event-linked exposure results in gains that typically are contingent on the nonoccurrence of a specific "trigger" event, such as a hurricane, earthquake, or other physical or weather-related phenomena. Some event-linked bonds are commonly referred to as "catastrophe bonds." They may be issued by government agencies, insurance companies, reinsurers, special purpose corporations or other on-shore or off-shore entities (such special purpose entities are created to accomplish a narrow and well-defined objective, such as the issuance of a note in connection with a reinsurance transaction). If a trigger event causes losses exceeding a specific amount in the geographic region and time period specified in a bond, a Fund investing in the bond may lose a portion or all of its principal invested in the bond. If no trigger event occurs, the Fund will recover its principal plus interest. For some event-linked bonds, the trigger event or losses may be based on company-wide losses, index-portfolio losses, industry indices, or readings of scientific instruments rather than specified actual losses. Often the event-linked bonds
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

provide for extensions of maturity that are mandatory, or optional at the discretion of the issuer, in order to process and audit loss claims in those cases where a trigger event has, or possibly has, occurred. An extension of maturity may increase volatility. In addition to the specified trigger events, event-linked bonds may also expose the Fund to certain unanticipated risks including but not limited to issuer risk, credit risk, counterparty risk, adverse regulatory or jurisdictional interpretations, and adverse tax consequences. Event-linked bonds are a relatively new type of financial instrument. As such, there is no significant trading history of these securities, and there can be no assurance that a liquid market in these instruments will develop. Lack of a liquid market may impose the risk of higher transaction costs and the possibility that a Fund may be forced to liquidate positions when it would not be advantageous to do so. Event-linked bonds are typically rated, and a Fund will only invest in catastrophe bonds that meet the credit quality requirements for the Fund.
EXCHANGE TRADED NOTES ("ETNS")
Certain Funds may invest in ETNs. ETNs are generally notes representing debt of the issuer, usually a financial institution. ETNs combine both aspects of bonds and ETFs. An ETN's returns are based on the performance of one or more underlying assets, reference rates or indexes, minus fees and expenses. Similar to ETFs, ETNs are listed on an exchange and traded in the secondary market. However, unlike an ETF, an ETN can be held until the ETN's maturity, at which time the issuer will pay a return linked to the performance of the specific asset, index or rate ("reference instrument") to which the ETN is linked minus certain fees. Unlike regular bonds, ETNs do not make periodic interest payments, and principal is not protected.
The value of an ETN may be influenced by, among other things, time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying markets, changes in the applicable interest rates, the performance of the reference instrument, changes in the issuer's credit rating and economic, legal, political or geographic events that affect the reference instrument. An ETN that is tied to a reference instrument may not replicate the performance of the reference instrument. ETNs also incur certain expenses not incurred by their applicable reference instrument. Some ETNs that use leverage can, at times, be relatively illiquid and, thus, they may be difficult to purchase or sell at a fair price. Levered ETNs are subject to the same risk as other instruments that use leverage in any form. While leverage allows for greater potential return, the potential for loss is also greater. Finally, additional losses may be incurred if the investment loses value because, in addition to the money lost on the investment, the loan still needs to be repaid.
Because the return on the ETN is dependent on the issuer's ability or willingness to meet its obligations, the value of the ETN may change due to a change in the issuer's credit rating, despite no change in the underlying reference instrument. The market value of ETN shares may differ from the value of the reference instrument. This difference in price may be due to the fact that the supply and demand in the market for ETN shares at any point in time is not always identical to the supply and demand in the market for the assets underlying the reference instrument that the ETN seeks to track. There may be restrictions on the Fund's right to redeem its investment in an ETN, which are generally meant to be held until maturity. The Fund's decision to sell its ETN holdings may be limited by the availability of a secondary market. An investor in an ETN could lose some or all of the amount invested.
FOREIGN CURRENCY OPTIONS AND FUTURES TRANSACTIONS
Certain Funds may invest in foreign currency options. A foreign currency option provides the option buyer with the right to buy or sell a stated amount of foreign currency at the exercise price at a specified date or during the option period. A call option gives its owner the right, but not the obligation, to buy the currency while a put option gives its owner the right, but not the obligation, to sell the currency. The option seller (writer) is obligated to fulfill the terms of an option sold if it is exercised. However, either seller or buyer may close its position during the option period in the secondary market for such options at any time prior to expiration.
A call rises in value if the underlying currency appreciates. Conversely, a put rises in value if the underlying currency depreciates. While purchasing a foreign currency option can protect the Fund against an adverse movement in the value of a foreign currency, it does not limit the gain which might result from a favorable movement in the value of such currency. For example, if a Fund were holding securities denominated in an appreciating foreign currency and had purchased a foreign currency put to hedge against the decline of the value of the currency, it would not have to exercise its put. Similarly, if a Fund has entered into a contract to purchase a security denominated in a foreign currency and had purchased a foreign currency call to hedge against a rise in the value of the currency but instead the currency had depreciated in value between the date of the purchase and the settlement date, the Fund would not have to exercise its call, but could acquire in the spot market the amount of foreign currency needed for settlement.
Certain Funds may invest in foreign currency futures transactions. As part of its financial futures transactions, the Fund may use foreign currency futures contracts and options on such futures contracts. Through the purchase or sale of such contracts, the Fund may be able to achieve many of the same objectives it may achieve through forward foreign currency exchange contracts more effectively and possibly at a lower cost. Unlike forward foreign currency exchange contracts, foreign currency futures contracts
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and options on foreign currency futures contracts are standardized as to amount and delivery, and may be traded on boards of trade and commodities exchanges or directly with a dealer which makes a market in such contracts and options. It is anticipated that such contracts may provide greater liquidity and lower cost than forward foreign currency exchange contracts.
FOREIGN SECURITIES
Certain Funds may invest in securities of foreign issuers. Investing in foreign securities (including through the use of depository receipts) involves certain special considerations which are not typically associated with investing in United States securities. Since investments in foreign companies will frequently involve currencies of foreign countries, and since a Fund may hold securities and funds in foreign currencies, a Fund may be affected favorably or unfavorably by changes in currency rates and in exchange control regulations, if any, and may incur costs in connection with conversions between various currencies. Most foreign stock markets, while growing in volume of trading activity, have less volume than the New York Stock Exchange, and securities of some foreign companies are less liquid and more volatile than securities of comparable domestic companies. Similarly, volume and liquidity in most foreign bond markets are less than in the United States and, at times, volatility of price can be greater than in the United States. Fixed commissions on foreign securities exchanges are generally higher than negotiated commissions on United States exchanges, although each Fund endeavors to achieve the most favorable net results on its portfolio transactions. There is generally less government supervision and regulation of securities exchanges, brokers and listed companies in foreign countries than in the United States. In addition, with respect to certain foreign countries, there is the possibility of exchange control restrictions, expropriation or confiscatory taxation, and political, economic or social instability, which could affect investments in those countries. Foreign securities, such as those purchased by a Fund, may be subject to foreign government taxes, higher custodian fees, higher brokerage costs and dividend collection fees which could reduce the yield on such securities.
Foreign economies may differ favorably or unfavorably from the U.S. economy in various respects, including growth of gross domestic product, rates of inflation, currency depreciation, capital reinvestment, resource self‑sufficiency, and balance of payments positions. Many foreign securities are less liquid and their prices more volatile than comparable U.S. securities. From time to time, foreign securities may be difficult to liquidate rapidly without adverse price effects.
Many European countries have adopted a single European currency, commonly referred to as the "euro." The long‑term consequences of the euro conversion on foreign exchange rates, interest rates and the value of European securities, all of which may adversely affect the Fund(s), are still uncertain.
Securities of companies with a foreign jurisdiction of legal organization may be deemed domestic securities if they are either headquartered in the U.S., their equity securities (or ADRs) trade primarily in the U.S., or their total revenues are derived primarily from the U.S.
Investment in Companies in Developing Countries/Emerging Markets
Certain Funds may invest from time to time in companies in developing countries as well as in developed countries. Although there is no universally accepted definition, a developing country is generally considered to be a country which is in the initial stages of industrialization.
Shareholders should be aware that investing in the equity and fixed income markets of developing countries involves exposure to unstable governments, economies based on only a few industries, and securities markets which trade a small number of securities. Securities markets of developing countries tend to be more volatile than the markets of developed countries; however, such markets have in the past provided the opportunity for higher rates of return to investors.
The value and liquidity of investments in developing countries may be affected favorably or unfavorably by political, economic, fiscal, regulatory or other developments in the particular countries or neighboring regions. The extent of economic development, political stability and market depth of different countries varies widely. For example, certain countries, including, China, Indonesia, Malaysia, the Philippines, Thailand, and Vietnam are either comparatively underdeveloped or are in the process of becoming developed. Such investments typically involve greater potential for gain or loss than investments in securities of issuers in developed countries.
The securities markets in developing countries are substantially smaller, less liquid and more volatile than the major securities markets in the United States. A high proportion of the shares of many issuers may be held by a limited number of persons and financial institutions, which may limit the number of shares available for investment by a Fund. Similarly, volume and liquidity in the bond markets in developing countries are less than in the United States and, at times, price volatility can be greater than in the United States. A limited number of issuers in developing countries' securities markets may represent a disproportionately large percentage of market capitalization and trading volume. The limited liquidity of securities markets in developing countries may also affect the Fund's ability to acquire or dispose of securities at the price and time it wishes to do so. Accordingly, during periods of rising securities prices in the more illiquid securities markets, the Fund's ability to participate fully in such price
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

increases may be limited by its investment policy of investing not more than 15% (10% for certain Funds) of its net assets in illiquid securities. Conversely, the Fund's inability to dispose fully and promptly of positions in declining markets will cause the Fund's net asset value to decline as the value of the unsold positions is marked to lower prices. In addition, securities markets in developing countries are susceptible to being influenced by large investors trading significant blocks of securities.
Political and economic structures in many such countries may be undergoing significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of the United States. Certain of such countries have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of the Fund's investments in those countries and the availability to the Fund of additional investments in those countries. In addition, developing countries may have or enact restrictions on the right of foreign investors to repatriate their capital and to remit profits abroad.
Economies of developing countries may differ favorably or unfavorably from the United States' economy in such respects as rate of growth of gross national product, rate of inflation, capital reinvestment, resource self‑sufficiency and balance of payments position.
Certain developing countries do not have comprehensive systems of laws, although substantial changes have occurred in many such countries in this regard in recent years. Laws regarding fiduciary duties of officers and directors and the protection of shareholders may not be well developed. Even where adequate law exists in such developing countries, it may be impossible to obtain swift and equitable enforcement of such law, or to obtain enforcement of the judgment by a court of another jurisdiction.
Trading in futures contracts on foreign commodity exchanges may be subject to the same or similar risks as trading in foreign securities.
Depositary Receipts
For many foreign securities, U.S. dollar‑denominated ADRs, which are traded in the United States on exchanges or over‑the‑counter, are issued by domestic banks. ADRs represent an interest in the securities of a foreign issuer deposited in a domestic bank or a correspondent bank. ADRs do not eliminate all of the risk inherent in investing in the securities of foreign issuers. However, by investing in ADRs rather than directly in foreign issuers' stock, a Fund can avoid currency risks during the settlement period for either purchases or sales. In general, there is a large liquid market in the United States for many ADRs. Certain Funds may also invest in EDRs and GDRs which are receipts evidencing an arrangement with European and other banks similar to that for ADRs and are designed for use in European and other securities markets. EDRs and GDRs are not necessarily denominated in the currency of the underlying security.
Certain depositary receipts, typically those categorized as unsponsored, require the holders to bear most of the costs of such facilities while issuers of sponsored facilities normally pay more of the costs. The depository of an unsponsored facility frequently is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through the voting rights to facility holders with respect to the deposited securities, whereas the depository of a sponsored facility typically distributes shareholder communications and passes through the voting rights.
Foreign Sovereign Debt
Certain Funds may invest in sovereign debt obligations issued by foreign governments. To the extent that a Fund invests in obligations issued by developing or emerging markets, these investments involve additional risks. Sovereign obligors in developing and emerging market countries are among the world's largest debtors to commercial banks, other governments, international financial organizations and other financial institutions. These obligors have in the past experienced substantial difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiation, new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit for finance interest payments. Holders of certain foreign sovereign debt securities may be requested to participate in the restructuring of such obligations and to extend further loans to their issuers. There can be no assurance that the foreign sovereign debt securities in which a Fund may invest will not be subject to similar restructuring arrangements or to requests for new credit which may adversely affect the Fund's holdings. Furthermore, certain participants in the secondary market for such debt may be directly involved in negotiating the terms of these arrangements and may therefore have access to information not available to other market participants.
FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS
Certain Funds may invest in forward foreign currency exchange contracts. A Fund will conduct its foreign currency exchange transactions either on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or through forward contracts to purchase or sell foreign currencies. A forward foreign currency exchange contract involves an obligation to
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

purchase or sell a specific currency at a future date which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders (usually large commercial banks) and their customers.
The Funds may enter into forward currency contracts in order to hedge against adverse movements in exchange rates between currencies. For example, when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency, it may want to establish the United States dollar cost or proceeds, as the case may be. By entering into a forward currency contract in United States dollars for the purchase or sale of the amount of foreign currency involved in an underlying security transaction, such Fund is able to protect itself against a possible loss between trade and settlement dates resulting from an adverse change in the relationship between the United States dollar and such foreign currency. Additionally, for example, when a Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward currency sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's portfolio securities or other assets denominated in such foreign currency. Alternatively, when a Fund believes a foreign currency will increase in value relative to the U.S. dollar, it may enter into a forward currency purchase contract to buy that foreign currency for a fixed U.S. dollar amount; however, this tends to limit potential gains which might result from a positive change in such currency relationships.
The Subadvisers believe that it is important to have the flexibility to enter into such forward contracts when they determine that to do so is in the best interests of a Fund. They may use foreign currency options and forward contracts to increase exposure to a foreign currency or to shift exposure to foreign currency fluctuations from one country to another.  A Fund may use currency exchange contracts in the normal course of business to lock in an exchange rate in connection with purchases and sales of securities denominated in foreign currencies (transaction hedge) or to lock in the U.S. dollar value of portfolio positions (position hedge). In addition, the Funds may cross hedge currencies by entering into a transaction to purchase or sell one or more currencies that are expected to decline in value relative to other currencies to which a Fund has or expects to have portfolio exposure. The Funds may also engage in proxy hedging which is defined as entering into positions in one currency to hedge investments denominated in another currency, where the two currencies are economically linked. A Fund's entry into forward foreign currency exchange contract, as well as any use of cross or proxy hedging techniques will generally require the Fund to earmark or hold liquid securities or cash equal to the Fund's obligations in a segregated account throughout the duration of the contract.  To the extent that the currency is not being used for hedging purposes, the Fund will segregate or "earmark" cash or assets determined to be liquid in an amount not less than the value of the Fund's total assets committed to forward foreign currency exchange contracts entered into for the purchase of a foreign security. If the value of the segregated securities declines, the Fund will add additional assets so that the amount is not less than the Fund's commitments under the Contracts.
If the Fund retains the portfolio security and engages in an offsetting transaction, such Fund will incur a gain or a loss to the extent that there has been a movement in forward currency contract prices. If the Fund engages in an offsetting transaction it may subsequently enter into a new forward currency contract to sell the foreign currency. If forward prices decline during the period between which a Fund enters into a forward currency contract for the sale of foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, such Fund would realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. The Funds will have to convert their holdings of foreign currencies into United States dollars from time to time. Although foreign exchange dealers do not charge a fee for conversion, they do realize a profit based on the difference (the "spread") between the prices at which they are buying and selling various currencies.
FUTURES
Certain Funds may enter into futures contracts. This investment technique is designed primarily to hedge against anticipated future changes in market conditions or foreign exchange rates which otherwise might adversely affect the value of securities which a Fund holds or intends to purchase. The technique may also be used for risk management or other permissible purposes. For example, when interest rates are expected to rise or market values of portfolio securities are expected to fall, a Fund can seek through the sale of futures contracts to offset a decline in the value of its portfolio securities. When interest rates are expected to fall or market values are expected to rise, a Fund, through the purchase of such contract, can attempt to secure better rates or prices for the Fund than might later be available in the market when it effects anticipated purchases.
The acquisition of put and call options on futures contracts will, respectively, give a Fund the right (but not the obligation), for a specified price to sell or to purchase the underlying futures contract, upon exercising the option any time during the option period.
Futures transactions involve broker costs and require a Fund to segregate liquid assets, such as cash, U.S. government securities or other liquid high‑grade debt obligations to cover its performance under such contracts. A Fund may lose the expected benefit of futures contracts if interest rates, securities or foreign exchange rates move in an unanticipated manner. Such unanticipated changes may also result in poorer overall performance than if the Fund had not entered into any futures transactions. In addition,
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the value of a Fund's futures positions may not prove to be perfectly or even highly correlated with its portfolio securities and foreign currencies, limiting the Fund's ability to hedge effectively against interest rate, foreign exchange rate and/or market risk and giving rise to additional risks. There is no assurance of liquidity in the secondary market for purposes of closing out futures positions.
FUTURES AND OPTIONS INVESTMENT RISKS
A Fund will incur brokerage fees in connection with its futures and options transactions, and it will be required to segregate funds for the benefit of brokers as margin to guarantee performance of its futures and options contracts. In addition, while such contracts will be entered into to reduce certain risks, trading in these contracts entails certain other risks. Thus, while a Fund may benefit from the use of futures contracts and related options, unanticipated changes in interest rates may result in a poorer overall performance for that Fund than if it had not entered into any such contracts. Additionally, the skills required to invest successfully in futures and options may differ from skills required for managing other assets in the Fund's portfolio.
GUARANTEED INVESTMENT CONTRACTS
A Guaranteed Investment Contract ("GIC") is a pure investment product in which a life insurance company agrees, for a single premium, to pay the principal amount of a predetermined annual crediting (interest) rate over the life of the investment, all of which is paid at the maturity date. GICs typically guarantee the interest rate paid but not the principal.
LIMITED PARTNERSHIP INTERESTS
A limited partnership interest entitles a Fund to participate in the investment return of the partnership's assets as defined by the agreement among the partners. As a limited partner, a Fund generally is not permitted to participate in the management of the partnership. However, unlike a general partner whose liability is not limited, a limited partner's liability generally is limited to the amount of its commitment to the partnership. Certain Funds may invest in limited liability company interests to the same extent they invest in limited partnership interests. Limited liability company interests have similar characteristics as limited partnership interests.
ILLIQUID SECURITIES
Subject to the limitations in a Fund's prospectus or this SAI, the Funds may acquire investments that are illiquid or of limited liquidity, such as private placements or investments that are not registered under the 1933 Act. An illiquid investment is any investment that cannot be disposed of within seven days in the normal course of business at approximately the amount at which it is valued by a Fund. The price a Fund pays for illiquid securities or receives upon resale may be lower than the price paid or received for similar securities with a more liquid market. Accordingly, the valuation of these securities will reflect any limitations on their liquidity. A Fund may not invest in illiquid securities if, as a result, more than 15% (10% in the case of certain Funds, and 5% in the case of the Government Money Market Fund) of the market value of its net assets would be invested in illiquid securities. If for any reason this limitation is exceeded, the Fund will take appropriate steps to bring the aggregate amount of illiquid securities below 15% (or such lower limit as may be applicable) as soon as reasonably practicable; however, the Fund will not liquidate any illiquid securities if the Subadviser determines that doing so would not be in the best interests of the Fund.
Securities in which each of the Funds may invest include securities issued by corporations without registration under the Securities Act of 1933, as amended (the "1933 Act"), in reliance on the so‑called "private placement" exemption from registration which is afforded by Section 4(2) of the 1933 Act ("Section 4(2) Securities"). Section 4(2) Securities are restricted as to disposition under the federal securities laws, and generally are sold to institutional investors, such as the Funds, who agree that they are purchasing the securities for investment and not with a view to public distribution. Any resale must also generally be made in an exempt transaction. Section 4(2) Securities are normally resold to other institutional investors through or with the assistance of the issuer or investment dealers who make a market in such Section 4(2) Securities, thus providing liquidity. The Trust's Board of Trustees has delegated to the Subadvisers the day‑to‑day authority to determine whether a particular issue of Section 4(2) Securities that are eligible for resale under Rule 144A under the 1933 Act should be treated as liquid. Rule 144A provides a safe‑harbor exemption from the registration requirements of the 1933 Act for resales to "qualified institutional buyers" as defined in the Rule. With the exception of registered broker‑dealers, a qualified institutional buyer must generally own and invest on a discretionary basis at least $100 million in securities.
The Subadvisers may deem Section 4(2) Securities liquid if they believe that, based on the trading markets for such security, such security can be disposed of within seven (7) days in the ordinary course of business at approximately the amount at which a Fund has valued the security. In making such determination, the Subadvisers generally consider any and all factors that they deem relevant, which may include: (i) the credit quality of the issuer; (ii) the frequency of trades and quotes for the security; (iii) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (iv) dealer undertakings to make a market in the security; and (v) the nature of the security and the nature of market‑place trades.
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Treatment of Section 4(2) Securities as liquid could have the effect of decreasing the level of a Fund's liquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.
INFLATION-INDEXED BONDS
Certain Funds may invest in inflation-indexed bonds, which are fixed income securities or other instruments whose principal value is periodically adjusted according to the rate of inflation. Two structures are common. The U.S. Treasury and some other issuers use a structure that accrues inflation into the principal value of the bond. Most other issuers pay out the Consumer Price Index ("CPI") accruals as part of a semi-annual coupon.
Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount.
If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and, consequently, the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. Certain Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal. In addition, if the Fund purchases inflation-indexed bonds offered by foreign issuers, the rate of inflation measured by the foreign inflation index may not be correlated to the rate of inflation in the United States. The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates, in turn, are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds. There can be no assurance, however, that the value of inflation-indexed bonds will be directly correlated to changes in interest rates. While these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond's inflation measure.
In general, the measure used to determine the periodic adjustment of U.S. inflation-indexed bonds is the Consumer Price Index for Urban Consumers ("CPI-U"), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy.
Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.
INFLATION-INDEXED SECURITIES
Inflation-indexed securities are debt securities, the value of which is periodically adjusted to reflect a measure of inflation. Two structures are common for inflation-indexed securities. The U.S. Treasury and some other issuers use a structure that reflects inflation as it accrues by increasing the U.S. dollar amount of the principal originally invested. Other issuers pay out the inflation as it accrues as part of a semiannual coupon. Any amount accrued on an inflation-indexed security, regardless whether paid out as a coupon or added to the principal, is generally considered taxable income to the Fund. Where the accrued amount is added to the principal and no cash income is received until maturity, the Fund may be required to sell portfolio securities that it would otherwise continue to hold in order to obtain sufficient cash to make distributions to shareholders required for U.S. tax purposes.
An investor could experience a loss of principal and income on investments in inflation-indexed securities. In a deflationary environment, the value of the principal invested in an inflation-indexed security will be adjusted downward, just as it would be adjusted upward in an inflationary environment. Because the interest on an inflation-indexed security is calculated with respect to the amount of principal which is smaller following a deflationary period, interest payments will also be reduced, just as they would be increased following an inflationary period.
In the case of U.S. Treasury inflation-indexed securities, the return of at least the original U.S. dollar amount of principal invested is guaranteed, so an investor receives the greater of its original principal or the inflation-adjusted principal. If the return of principal is not guaranteed, the investor may receive less than the amount it originally invested in an inflation-indexed security
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following a period of deflation. Any guarantee of principal provided by a party other than the U.S. government will increase the Fund's exposure to the credit risk of that party.
The value of inflation-indexed securities is generally expected to change in response to changes in "real" interest rates. The real interest rate is the rate of interest that would be paid in the absence of inflation. The actual rate of interest, referred to as the nominal interest rate, is equal to the real interest rate plus the rate of inflation. If inflation rises at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed securities. In contrast, if nominal interest rates increase at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed securities.
While inflation-indexed securities are designed to provide some protection from long-term inflationary trends, short-term increases in inflation may lead to a decline in their value. For example, if interest rates rise due to reasons other than inflation, investors in these securities may not be protected to the extent that the increase is not reflected in the security's inflation measure. The reasons that interest rates may rise without a corresponding increase in inflation include changes in currency exchange rates and temporary shortages of credit or liquidity. When interest rates rise without a corresponding increase in inflation, the Fund's investment in inflation-indexed securities will forego the additional return that could have been earned on a floating rate debt security.
The periodic adjustment of U.S. inflation-protected debt securities is tied to the Consumer Price Index for Urban Consumers (CPI-U), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is an index of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-protected debt securities issued by a foreign government are generally adjusted to reflect a comparable consumer inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the actual rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States. To the extent that the Fund invests in inflation-indexed securities as a hedge against inflation, an imperfect hedge will result if the cost of living (as represented in the CPI-U) has a different inflation rate than the Fund's interests in industries and sectors minimally affected by changes in the cost of living.
INITIAL PUBLIC OFFERINGS
A Fund may invest in initial public offerings (IPOs) of common stock or other primary or secondary syndicated offerings of equity or debt securities issued by a corporate issuer.  A purchase of IPO securities often involves higher transaction costs than those associated with the purchase of securities already traded on exchanges or markets.  IPO securities are subject to market risk and liquidity risk.  The market value of recently issued IPO securities may fluctuate considerably due to factors such as the absence of a prior public market, unseasoned trading and speculation, a potentially small number of securities available for trading, and limited information about the issuer. A Fund may hold IPO securities for a period of time or may sell them soon after the purchase.  Investments in IPOs could have an increased impact, either positive or negative, on a Fund's performance if the Fund's assets are relatively small.  The impact of an IPO on a Fund's performance may tend to diminish as the Fund grows.  In circumstances where investments in IPOs make a significant contribution to a Fund's performance, there can be no assurance that similar contributions from IPOs will continue in the future.
INVESTMENT COMPANY SECURITIES
The Funds may not invest in shares of other mutual funds in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act. However, as permitted by the 1940 Act, a Fund may invest in securities issued by other investment companies, so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of a Fund's total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of a Fund's total assets will be invested in the securities of investment companies as a group; and (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by a Fund. The foregoing restrictions do not apply to investments by the Funds in investment companies that are money market funds, including the Government Money Market Fund or another money market fund that has an affiliate of the Manager as an investment adviser. As a shareholder of another investment company, a Fund would indirectly bear, along with other shareholders, its pro rata portion of that company's expenses, including advisory fees. These expenses would be in addition to the advisory and other expenses that the Fund bears directly in connection with its own operations. Investment companies in which a Fund may invest may also impose a sales or distribution charge in connection with the purchase or redemption of their shares and other types of commissions or charges. Such charges will be payable by the Fund and, therefore, will be borne indirectly by shareholders.
Exchange Traded Funds
The Funds may invest in investment companies in the form of various exchange traded funds ("ETFs"), subject to the Fund's
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investment objectives, policies, and strategies as described in the Prospectus. ETFs are baskets of securities that, like stocks, trade on exchanges such as the American Stock Exchange and the New York Stock Exchange. ETFs are priced continuously and trade throughout the day. ETFs may track a securities index, a particular market sector, or a particular segment of a securities index or market sector. Some types of ETFs include:
•	"SPDRs" (S&P's Depositary Receipts), which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of an S&P Index. Holders of SPDRs are entitled to receive proportionate quarterly cash distributions corresponding to the dividends that accrue to the stocks in the S&P Index's underlying investment portfolio, less any trust expenses.
•	"Qubes" (QQQ), which invest in the stocks of the Nasdaq 100 Index, a modified capitalization weighted index that includes the stocks of 100 of the largest and most actively traded non-financial companies quoted through Nasdaq. Qubes use a unit investment trust structure that allows immediate reinvestment of dividends.
•	"iShares" which are securities that represent ownership in a long-term unit investment trust that holds a portfolio of common stocks designed to track the performance of specific indexes.
•	"HOLDRs" (Holding Company Depositary Receipts), which are trust-issued receipts that represent beneficial ownership in a specified group of 20 or more stocks. Unlike other ETFs, a Fund can hold the group of stocks as one asset or unbundle the stocks and trade them separately, according to the Fund's investment strategies.
ETFs can experience many of the same risks associated with individual stocks. ETFs are subject to market risk where the market as a whole, or that specific sector, may decline. ETFs that invest in volatile stock sectors, such as foreign issuers, smaller companies, or technology, are subject to the additional risks to which those sectors are subject. ETFs may trade at a discount to the aggregate value of the underlying securities. The underlying securities in an ETF may not follow the price movements of an entire industry, sector or index. Trading in an ETF may be halted if the trading in one or more of the ETF's underlying securities is halted. Although expense ratios for ETFs are generally low, frequent trading of ETFs by a Fund can generate brokerage expenses.
LENDING OF PORTFOLIO SECURITIES
In order to generate additional income, the Funds may, from time to time, lend up to 33 1/3% of their portfolio securities to broker‑dealers, banks or institutional borrowers of securities. A Fund must receive cash collateral equal to 102% of the market value of domestic securities (105% for foreign securities). This collateral must be valued daily by the Fund and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the Fund. During the time portfolio securities are on loan, the borrower pays the Fund any dividends or interest paid on such securities. Loans are subject to termination by the Fund or the borrower at any time. While the Fund does not have the right to vote securities on loan, it intends to terminate the loan and regain the right to vote if that is considered important with respect to the investment. In the event the borrower defaults in its obligation to a Fund, the Fund bears the risk of delay in the recovery of its portfolio securities and the risk of loss of rights in the collateral. The Fund will only enter into loan arrangements with broker‑dealers, banks or other institutions determined to be creditworthy by the Manager.
LOAN PARTICIPATIONS AND ASSIGNMENTS
Loans, loan participations and interests in securitized loan pools are interests in amounts owed by a corporate, governmental or other borrower to a lender or consortium of lenders (typically banks, insurance companies, investment banks, government agencies or international agencies).  Loans involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to an investor in the event of fraud or misrepresentation.
Investments in loans through a direct assignment of the financial institution's interests with respect to the loan may involve additional risks. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, the Fund relies on its Subadviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund.
MORTGAGE-RELATED SECURITIES
Certain Funds may, consistent with their investment objective and policies, invest in mortgage‑related securities issued or guaranteed by the U.S. government, its agencies or instrumentalities. In addition, certain Funds may invest in mortgage‑related securities issued by non‑governmental entities, including collateralized mortgage obligations structured as pools of mortgage pass‑through certificates or mortgage loans, subject to the rating limitations described in the Prospectus.
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Mortgage‑related securities, for purposes of the Prospectus and this SAI, represent pools of mortgage loans assembled for sale to investors by various governmental agencies such as GNMA and government‑related organizations such as FNMA and the FHLMC, as well as by non‑governmental issuers such as commercial banks, savings and loan institutions, mortgage bankers and private mortgage insurance companies. Although certain mortgage‑related securities are guaranteed by a third party or are otherwise similarly secured, the market value of the security, which may fluctuate, is not so secured. Accelerated prepayments have an adverse impact on yields for pass‑through securities purchased at a premium (i.e., a price in excess of principal amount) and may involve additional risk of loss of principal because the premium may not have been fully amortized at the time the obligation is prepaid. The opposite is true for pass‑through securities purchased at a discount. The Funds may purchase mortgage‑related securities at a premium or at a discount. If a Fund purchases a mortgage‑related security at a premium, that portion may be lost if there is a decline in the market value of the security whether resulting from changes in interest rates or prepayments in the underlying mortgage collateral. As with other interest‑bearing securities, the prices of such securities are inversely affected by changes in interest rates. However, though the value of a mortgage‑related security may decline when interest rates rise, the converse is not necessarily true, since in periods of declining interest rates the mortgages underlying the securities are prone to prepayment, thereby shortening the life of the security and shortening the period of time over which income at the higher rate is received. When interest rates are rising, though, the rate of prepayment tends to decrease, thereby lengthening the period of time over which income at the lower rate is received. For these and other reasons, a mortgage‑related security's average maturity may be shortened or lengthened as a result of interest rate fluctuations and, therefore, it is not possible to predict accurately the security's return to the Funds. In addition, regular payments received in respect of mortgage‑related securities include both interest and principal. No assurance can be given as to the return the Funds will receive when these amounts are reinvested.
If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool's obligations to other investors have been satisfied.  An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool's ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless.  The risk of such defaults is generally higher in the case of mortgage pools that include so-called "subprime" mortgages.  An unexpectedly high or low rate of prepayments on a pool's underlying mortgages may have a similar effect on subordinated securities.  A mortgage pool may issue securities subject to various levels of subordination.  The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities.
In addition to bonds with customary settlement periods, the Fund may purchase or sell mortgage-backed securities on a delayed delivery or forward commitment basis through the "to-be-announced" (TBA) market. With TBA transactions, the particular securities to be delivered are not identified at the trade date but the delivered securities must meet specified terms and standards. Although the particular TBA securities must meet industry-accepted "good delivery" standards, there can be no assurance that a security purchased on a forward commitment basis will ultimately be issued or delivered by the counterparty. During the settlement period, the Fund will still bear the risk of any decline in the value of the security to be delivered. Whether or not the Fund takes delivery of the securities at the termination date of a TBA transaction, it will nonetheless be exposed to changes in the value of the underlying investments during the term of the agreement.
There are a number of important differences among the agencies and the instrumentalities of the U.S. government that issue mortgage‑related securities and among the securities that they issue. Mortgage‑related securities issued by GNMA include GNMA Mortgage Pass‑Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guaranty is backed by the full‑faith and credit of the United States. GNMA is a wholly‑owned U.S. government corporation within the Department of Housing and Urban Development. GNMA certificates are also supported by the authority of the GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage‑related securities issued by FNMA include FNMA Guaranteed Mortgage Pass‑Through Certificates (also known as "Fannie Maes") which are solely the obligations of FNMA and are not backed by or entitled to the full faith and credit of the United States. FNMA is a government‑sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage‑related securities issued by FHLMC include FHLMC mortgage participation certificates (also known as "Freddie Macs" or "PCs"). FHLMC is a corporate instrumentality of the United States, organized pursuant to an Act of Congress, which is owned entirely by the Federal Home Loan banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan banks and do not constitute a debt or obligation of the United States or of any Federal Home Loan bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.
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Collateralized Mortgage Obligations
Mortgage‑related securities in which the Funds may invest may also include collateralized mortgage obligations ("CMOs"). CMOs are debt obligations issued generally by finance subsidiaries or trusts that are secured by mortgage‑backed certificates, including, in many cases, certificates issued by government‑related guarantors, including GNMA, FNMA and FHLMC, together with certain funds and other collateral. Although payment of the principal of and interest on the mortgage‑backed certificates pledged to secure the CMOs may be guaranteed by GNMA, FNMA or FHLMC, the CMOs represent obligations solely of the issuer and are not insured or guaranteed by GNMA, FHLMC, FNMA or any other governmental agency, or by any other person or entity. The issuers of the CMOs typically have no significant assets other than those pledged as collateral for the obligations.
CMOs are issued in multiple classes. Each class of CMOs, often referred to as a "tranche," is issued at a specific adjustable or fixed interest rate and must be fully retired no later than its final distribution date. Principal prepayments on the mortgage loans or the mortgage assets underlying the CMOs may cause some or all of the classes of CMOs to be retired substantially earlier than their final distribution dates. Generally, interest is paid or accrues on all classes of CMOs on a monthly basis.
The principal of and interest on the mortgage assets may be allocated among the several classes of CMOs in various ways. In certain structures (known as "sequential pay" CMOs), payments of principal, including any principal prepayments, on the mortgage assets generally are applied to the classes of CMOs in the order of their respective final distribution dates. Thus, no payment of principal will be made on any class of sequential pay CMOs until all other classes having an earlier final distribution date have been paid in full.
Additional structures of CMOs include, among others, "parallel pay" CMOs. Parallel pay CMOs are those which are structured to apply principal payments and prepayments of the mortgage assets to two or more classes concurrently on a proportionate or disproportionate basis. These simultaneous payments are taken into account in calculating the final distribution date of each class.
Stripped Mortgage Securities
Certain Funds may invest in stripped mortgage securities. Stripped mortgage securities are derivative multiclass mortgage securities. Stripped mortgage securities may be issued by agencies or instrumentalities of the U.S. government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Stripped mortgage securities have greater volatility than other types of mortgage securities. Although stripped mortgage securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, the market for such securities has not yet been fully developed. Accordingly, stripped mortgage securities are generally illiquid.
Stripped mortgage securities are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of stripped mortgage security will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the mortgage assets, while the other class will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest ("IO" or interest‑only), while the other class will receive all of the principal ("PO" or principal‑only class). The yield to maturity on IOs, POs and other mortgage‑backed securities that are purchased at a substantial premium or discount generally are extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on such securities' yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the securities have received the highest rating by an NRSRO.
In addition to the stripped mortgage securities described above, certain Funds may invest in similar securities such as Super POs and Levered IOs which are more volatile than POs, IOs and IOettes. Risks associated with instruments such as Super POs are similar in nature to those risks related to investments in POs. IOettes represent the right to receive interest payments on an underlying pool of mortgages with similar risks as those associated with IOs. Unlike IOs, the owner also has the right to receive a very small portion of the principal. Risks connected with Levered IOs and IOettes are similar in nature to those associated with IOs. Such Funds may also invest in other similar instruments developed in the future that are deemed consistent with its investment objective, policies and restrictions. POs may generate taxable income from the current accrual of original issue discount, without a corresponding distribution of cash to the Fund.
Certain Funds may also purchase stripped mortgage‑backed securities for hedging purposes to protect the Fund against interest rate fluctuations. For example, since an IO will tend to increase in value as interest rates rise, it may be utilized to hedge against a decrease in value of other fixed‑income securities in a rising interest rate environment. With respect to IOs, if the underlying mortgage securities experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities even if the securities are rated in the highest rating category by an NRSRO. Stripped
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mortgage‑backed securities may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The market value of the class consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. The yields on stripped mortgage‑backed securities that receive all or most of the interest are generally higher than prevailing market yields on other mortgage‑backed obligations because their cash flow patterns are also volatile and there is a greater risk that the initial investment will not be fully recouped. The market for CMOs and other stripped mortgage‑backed securities may be less liquid if these securities lose their value as a result of changes in interest rates; in that case, a Fund may have difficulty in selling such securities.
OPTIONS
Certain Funds may write (or sell) put and call options on the securities that the Fund is authorized to buy or already holds in its portfolio. These option contracts may be listed for trading on a national securities exchange or traded over‑the‑counter. Certain Funds may also purchase put and call options.
A call option gives the purchaser of the option the right to buy, and the writer has the obligation to sell, the underlying security or foreign currency at the stated exercise price at any time prior to the expiration of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be. The premium paid to the writer is consideration for undertaking the obligations under the option contract. A put option gives the purchaser the right to sell the underlying security or foreign currency at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price or exchange rate of the security or foreign currency, as the case may be.
When a Fund writes an option, an amount equal to the net premium (the premium less the commission) received by the Fund is included in the liability section of the Fund's statement of assets and liabilities as a deferred credit. The amount of the deferred credit will be subsequently marked‑to‑market to reflect the current value of the option written. If an option expires on the stipulated expiration date or if the Fund enters into a closing purchase transaction, it will realize a gain (or a loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. If an option is exercised, the Fund may deliver the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received and the Fund will realize a gain or loss.
In order to close out a call option it has written, the Fund will enter into a "closing purchase transaction" (the purchase of a call option on the same security or currency with the same exercise price and expiration date as the call option which such Fund previously has written). When the portfolio security or currency subject to a call option is sold, the Fund will effect a closing purchase transaction to close out an existing call option on that security or currency. If such Fund is unable to effect a closing purchase transaction, it will not be able to sell the underlying security or currency until the option expires or that Fund delivers the underlying security or currency upon exercise. In addition, upon the exercise of a call option by the option holder, the Fund will forego the potential benefit represented by market depreciation over the exercise price.
A Fund may sell "covered" put and call options as a means of hedging the price risk of securities in the Fund's portfolio, or for risk management or other permissible purposes. The sale of a call option against an amount of cash equal to the put's potential liability constitutes a "covered put."
Over‑the‑counter options ("OTC options") differ from exchange‑traded options in several respects. They are transacted directly with dealers and not with a clearing corporation, and there is a risk of non‑performance by the dealer. OTC options are available for a greater variety of securities and for a wider range of expiration dates and exercise prices than exchange‑traded options. Because OTC options are not traded on an exchange, pricing is normally done by reference to information from a market marker. This information is carefully monitored by the Subadviser and verified in appropriate cases. OTC options which are illiquid or not readily marketable will be subject to a Fund's limitation on investments in illiquid securities. OTC option transactions by a Fund with a primary U.S. Government securities dealer which has given the Fund an absolute right to repurchase according to a "repurchase formula" will not be subject to such 15% limit.
Certain Funds may also purchase or sell index options. Index options (or options on securities indices) are similar in many respects to options on securities except that an index option gives the holder the right to receive, upon exercise, cash instead of securities, if the closing level of the securities index upon which the option is based is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option.
Because index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on specific securities, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding the underlying securities. A Fund may be required to segregate assets or provide an initial margin to cover index options that would require it to pay cash upon exercise.
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PREFERRED STOCKS
Shareholders of preferred stocks normally have the right to receive dividends at a fixed rate, when and as declared by the issuer's board of directors, but do not participate in other amounts available for distribution by the issuing corporation. Dividends on the preferred stock may be cumulative, and all cumulative dividends usually must be paid prior to common shareholders receiving any dividends. Because preferred stock dividends must be paid before common stock dividends, preferred stocks generally entail less risk than common stocks. Upon liquidation, preferred stocks are entitled to a specified liquidation preference, which is generally the same as the par or stated value, and are senior in right of payment to common stock. Preferred stocks are, however, equity securities in the sense that they do not represent a liability of the issuer and, therefore, do not offer as great a degree of protection of capital or assurance of continued income as investments in corporate debt securities. Preferred stocks are generally subordinated in right of payment to all debt obligations and creditors of the issuer, and convertible preferred stocks may be subordinated to other preferred stock of the same issuer.
PRIVATE INVESTMENTS IN PUBLIC EQUITY
A Fund may purchase equity securities in a private placement that are issued by issuers who have outstanding, publicly-traded equity securities of the same class ("private investments in public equity" or "PIPES"). Shares in PIPES generally are not registered with the SEC until after a certain time period from the date the private sale is completed. This restricted period can last many months. Until the public registration process is completed, PIPES are restricted as to resale and the Fund cannot freely trade the securities. Generally, such restrictions cause the PIPES to be illiquid during this time, and subject to a Fund's limitation on investments in illiquid securities. PIPES may contain provisions that the issuer will pay specified financial penalties to the holder if the issuer does not publicly register the restricted equity securities within a specified period of time, but there is no assurance that the restricted equity securities will be publicly registered, or that the registration will remain in effect.
REAL ESTATE INVESTMENT TRUSTS (REITS)
Certain Funds may invest in equity, debt or hybrid REITs. Equity REITs are trusts that sell shares to investors and use the proceeds to invest in real estate or interests in real estate. Debt REITs invest in obligations secured by mortgages on real property or interests in real property. Hybrid REITs may invest in equity and debt. A REIT may focus on particular types of projects, such as apartment complexes or shopping centers, or on particular geographic regions, or both. An investment in a REIT may be subject to certain risks similar to those associated with direct ownership of real estate, including: declines in the value of real estate; risks related to general and local economic conditions, overbuilding and competition; increases in property taxes and operating expenses; and variations in rental income. Also, REITs may not be diversified. A REIT may fail to qualify for pass‑through tax treatment of its income under the Internal Revenue Code of 1986, as amended (the "Code") and may also fail to maintain its exemption from registration under the 1940 Act. Also, REITs (particularly equity REITs) may be dependent upon management skill and face risks of failing to obtain adequate financing on favorable terms.
REPURCHASE AGREEMENTS
Securities held by certain Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from Financial institutions such as banks and broker-dealers, which a Subadviser deems creditworthy, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price would generally equal the price paid by a Fund plus interest negotiated on the basis of current short‑term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain at all times the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). If the seller were to default on its repurchase obligations or become insolvent, the Fund holding such obligation would suffer a loss to the extent that the proceeds from the sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities by the Fund were delayed pending court action. Additionally, there is no controlling legal precedent confirming that a Fund would be entitled, as against the claim by such seller or its receiver or trustee in bankruptcy, to retain the underlying securities, although the Board of Trustees believes that, under the regular procedures normally in effect for the custody of a Fund's securities subject to repurchase agreements, and under federal laws, a court of competent jurisdiction would rule in favor of the Trust if presented with the question. Securities subject to repurchase agreements will be held by the Trust's Custodian or another qualified custodian or in the Federal Reserve/Treasury book‑entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.
REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS
Certain Funds may borrow money by entering into reverse repurchase agreements or dollar roll agreements in accordance with that Fund's investment restrictions. Pursuant to such agreements, a Fund would sell portfolio securities to financial institutions, such as banks and broker‑dealers, and agree to repurchase the securities, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed‑upon date and price. A dollar roll agreement is identical to a reverse repurchase agreement except for the fact that substantially similar securities may be repurchased under a dollar roll agreement. The Funds do not
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consider a TBA (to be announced) trade, which is a forward mortgage-backed securities trade, to be a dollar roll since a TBA is a commitment to make a future purchase and does not involve deliverable securities. At the time a Fund enters into a reverse repurchase agreement or a dollar roll agreement, it will segregate assets such as U.S. government securities or other liquid high-grade debt securities consistent with the Fund's investment restrictions having a value equal to the Fund's obligation. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of the securities sold by a Fund may decline below the price at which a Fund is obligated to repurchase the securities. Although reverse repurchase agreements and dollar roll agreements are excluded from the Funds' fundamental restriction against borrowing, they may, to some extent, involve the risk of leverage.  See "Risks of Techniques Involving Leverage" below. A Fund may experience a negative impact on its net asset value if interest rates rise during the term of a reverse repurchase agreement or dollar roll agreement. A Fund generally will invest the proceeds of such borrowings only when such borrowings will enhance a Fund's liquidity or when the Fund reasonably expects that the interest income to be earned from the investment of the proceeds is greater than the interest expense of the transaction.
RISKS OF TECHNIQUES INVOLVING LEVERAGE
Use of leveraging involves special risks and may involve speculative investment techniques. Certain Funds may borrow for other than temporary or emergency purposes, lend their securities, enter into reverse repurchase agreements or dollar roll agreements, and purchase securities on a when issued or forward commitment basis. In addition, certain Funds may engage in dollar roll transactions. Each of these transactions involve the use of "leverage" when cash made available to the Fund through the investment technique is used to make additional portfolio investments. The Funds use these investment techniques only when the Subadvisers, as applicable, believe that the leveraging and the returns available to the Fund from investing the cash will provide shareholders a potentially higher return.
Leverage exists when a Fund achieves the right to a return on a capital base that exceeds the investment the Fund has invested. Leverage creates the risk of magnified capital losses which occur when losses affect an asset base, enlarged by borrowings or the creation of liabilities, that exceeds the equity base of the Fund. Leverage may involve the creation of a liability that requires the Fund to pay interest (for instance, reverse repurchase agreements) or the creation of a liability that does not entail any interest costs (for instance, forward commitment transactions).
The risks of leverage include a higher volatility of the net asset value of a Fund's shares and the relatively greater effect on the net asset value of the shares caused by favorable or adverse market movements or changes in the cost of cash obtained by leveraging and the yield obtained from investing the cash. So long as a Fund is able to realize a net return on its investment portfolio that is higher than interest expense incurred, if any, leverage will result in higher current net investment income being realized by such Fund than if the Fund were not leveraged. On the other hand, interest rates change from time to time as does their relationship to each other depending upon such factors as supply and demand, monetary and tax policies and investor expectations. Changes in such factors could cause the relationship between the cost of leveraging and the yield to change so that rates involved in the leveraging arrangement may substantially increase relative to the yield on the obligations in which the proceeds of the leveraging have been invested. To the extent that the interest expense involved in leveraging approaches the net return on a Fund's investment portfolio, the benefit of leveraging will be reduced, and, if the interest expense on borrowings were to exceed the net return to shareholders, such Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if a Fund were not leveraged. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense of leveraging, it could be necessary for such Fund to liquidate certain of its investments at an inappropriate time. The use of leverage may be considered speculative.
SHORT SALES
To the extent consistent with its investment objective and strategies, the AZL BlackRock Global Allocation Fund may make short sales of securities, either as a hedge against potential declines in value of a portfolio security or to realize appreciation when a security that the Fund does not own declines in value. When a Fund makes a short sale, it borrows the security sold short and delivers it to the broker-dealer through which it made the short sale. The Fund may have to pay a fee to borrow particular securities and is often obligated to turn over any payments received on such borrowed securities to the lender of the securities.
The Fund secures its obligation to replace the borrowed security by depositing collateral with the broker-dealer, usually in cash, U.S. Government securities or other liquid securities similar to those borrowed. With respect to uncovered short positions, the Fund is required to deposit similar collateral with the Custodian, if necessary, to the extent that the value of both collateral deposits in the aggregate is at all times equal to at least 100% of the current market value of the security sold short. Depending on arrangements made with the broker-dealer from which the Fund borrowed the security, regarding payment received by the Fund on such security, the Fund may not receive any payments (including interest) on its collateral deposited with such broker-dealer.
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Because making short sales in securities that it does not own exposes the Fund to the risks associated with those securities, such short sales involve speculative exposure risk. The Fund will incur a loss as a result of a short sale if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. As a result, if the Fund makes short sales in securities that increase in value, it will likely underperform similar mutual funds that do not make short sales in securities. The Fund will realize a gain on a short sale if the security declines in price between those dates. There can be no assurance that the Fund will be able to close out a short sale position at any particular time or at an acceptable price. Although the Fund's gain is limited to the price at which it sold the security short, its potential loss is limited only by the maximum attainable price of the security, less the price at which the security was sold and may, theoretically, be unlimited.
SHORT SALES AGAINST THE BOX
Certain Funds may engage in short sales against the box. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The seller does not immediately deliver the securities sold and is said to have a short position in those securities until delivery occurs. A Fund may engage in a short sale if at the time of the short sale the Fund owns or has the right to obtain without additional cost an equal amount of the security being sold short. This investment technique is known as a short sale "against the box." It may be entered into by a Fund to, for example, lock in a sale price for a security the Fund does not wish to sell immediately. If a Fund engages in a short sale, the proceeds of the short sale are retained by the broker pursuant to applicable margin rules. Additionally, the Fund will segregate or "earmark" cash or assets determined to be liquid equal to the amount of the commitment. The segregated assets are pledged to the selling broker pursuant to applicable margin rules. If the broker were to become bankrupt, a Fund could experience losses or delays in recovering gains on short sales. To minimize this risk, a Fund will enter into short sales against the box only with brokers deemed by the Subadviser to be creditworthy. No more than 10% of the Fund's net assets (taken at current value) may be held as collateral for short sales against the box at any one time.
The Fund may make a short sale as a hedge, when it believes that the price of a security may decline, causing a decline in the value of a security owned by the Fund (or a security convertible or exchangeable for such security). In such case, any future losses in the Fund's long position should be offset by a gain in the short position and, conversely, any gain in the long position should be reduced by a loss in the short position. The extent to which such gains or losses are reduced will depend upon the amount of the security sold short relative to the amount the Fund owns. There will be certain additional transaction costs associated with short sales against the box, but the Fund will endeavor to offset these costs with the income from the investment of the cash proceeds of short sales.
If the Fund effects a short sale of securities at a time when it has an unrealized gain on the securities, it may be required to recognize that gain as if it had actually sold the securities (as a "constructive sale") on the date it effects the short sale. However, such constructive sale treatment may not apply if the Fund closes out the short sale with securities other than the appreciated securities held at the time of the short sale and if certain other conditions are satisfied. Uncertainty regarding the tax consequences of effecting short sales may limit the extent to which the Fund may effect short sales.
SMALL COMPANY STOCKS
Funds that invest significantly in securities issued by small-cap companies are subject to capitalization risk. These securities may present additional risk because they have less predictable earnings or no earnings, more volatile share prices and are less liquid than securities issued by large-cap companies. These securities may also fluctuate in value more than those of larger, more established companies and, as a group, may suffer more severe price declines during periods of generally declining stock prices.
SPECIAL SITUATION COMPANIES
Certain Funds may invest in "special situation companies." Special situation companies include those involved in an actual or prospective acquisition or consolidation; reorganization; recapitalization; merger, liquidation or distribution of cash, securities or other assets; a tender or exchange offer; a breakup or workout of a holding company; or litigation which, if resolved favorably, would improve the value of the company's stock. If the actual or prospective situation does not materialize as anticipated, the market price of the securities of a "special situation company" may decline significantly. Therefore, an investment in a Fund that invests a significant portion of its assets in these securities may involve a greater degree of risk than an investment in other mutual funds that seek long‑term growth of capital by investing in better‑known, larger companies. The Subadviser of such a Fund believes, however, that if it analyzes "special situation companies" carefully and invests in the securities of these companies at the appropriate time, the Fund may achieve capital growth. There can be no assurance however, that a special situation that exists at the time the Fund makes its investment will be consummated under the terms and within the time period contemplated, if it is consummated at all.
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STRUCTURED NOTES
Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities include structured notes as well as securities other than debt  securities, the interest rate or principal of which is determined by an unrelated indicator. Indexed securities may include a multiplier that multiplies the indexed element by a specified factor and, therefore, the value of such securities may be very volatile. The terms of the structured and indexed securities may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured and indexed securities may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured or indexed security at maturity may be calculated as a specified multiple of the change in the value of the reference; therefore, the value of such security may be very volatile. Structured and indexed securities may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured or indexed securities may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities. To the extent a Fund invests in these securities, they will be analyzed in the overall assessment of the effective duration of the Fund's portfolio in an effort to monitor the Fund's interest rate risk.
SWAP AGREEMENTS
Certain Funds may enter into swap agreements for the purpose of attempting to obtain a particular desired return at a lower cost to the Fund than if the Fund had invested directly in a security that yielded or produced that desired return. These instruments also may be used for tax and/or cash management purposes. Swap agreements are two‑party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard "swap" transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or "swapped" between the parties are calculated with respect to a "notional amount," i.e., the return on or increase in value of a particular dollar amount invested in a particular security, or at a particular interest rate, in a particular foreign currency, or in a "basket" of securities representing a particular index. The "notional amount" of the swap agreement is only a fictitious basis on which to calculate the obligations which the parties to a swap agreement have agreed to exchange. The Fund's obligations (or rights) under a swap agreement will generally be equal only to the net amount to be paid or received under the agreement based on the relative values of the positions held by each party to the agreement. The Fund's obligations under a swap agreement will be accrued daily (offset against any amounts owing to the Fund) and any accrued but unpaid net amounts owed to a swap counterparty will be covered by the maintenance of a segregated account consisting of cash or cash equivalents (such as U.S government securities, or high grade debt obligations), to limit any potential leveraging of the Fund's portfolio.
Credit Default Swaps: Certain Funds may also enter into credit default swap agreements. The credit default swap agreement may have as reference obligations one or more securities that are not currently held by the Fund. The protection "buyer" in a credit default contract is generally obligated to pay the protection "seller" an upfront or a periodic stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the "par value" (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.
Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront or periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund's obligations under a credit default swap agreement will be accrued daily (offset against any amounts owing to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or "earmark" cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund's exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or "earmark" cash or assets determined to be liquid, or enter
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into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or "earmarking" will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund's portfolio. Such segregation or "earmarking" will not limit the Fund's exposure to loss.
Whether a Fund's use of swap agreements will be successful in furthering its investment objective will depend on the ability of the Subadviser correctly to predict whether certain types of investments are likely to produce greater returns than other investments. Because they are two‑party contracts and may have terms of greater than seven days, swap agreements may be considered to be illiquid, and thus subject to a Fund's limitation on illiquid investments. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Subadviser will cause the Fund to enter into swap agreements only with counterparties that would be eligible for consideration as repurchase agreement counterparties under the Fund's repurchase agreement guidelines. Certain positions adopted by the Internal Revenue Service may limit the Fund's ability to use swap agreements in a desired tax strategy. The swap market is a relatively new market and is largely unregulated. It is possible that developments in the swap market and the laws relating to swaps, including potential government regulation, could adversely affect the Fund's ability to terminate existing swap agreements, to realize amounts to be received under such agreements, or to enter into swap agreements, or could have adverse tax consequences.
TAXABLE AND TAX EXEMPT MUNICIPAL SECURITIES
Certain Funds may invest in municipal securities. Municipal securities include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately‑operated facilities are included within the term municipal securities, only if the interest paid thereon is exempt from federal taxes.
Other types of municipal securities include short‑term General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax‑Exempt Commercial Paper, Construction Loan Notes and other forms of short‑term tax‑exempt loans. Such instruments are issued with a short‑term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.
Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.
The two principal classifications of municipal securities consist of "general obligation" and "revenue" issues. There are, of course, variations in the quality of municipal securities, both within a particular classification and between classifications, and the yields on municipal securities depend upon a variety of factors, including the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. Ratings represent the opinions of an NRSRO as to the quality of municipal securities. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and municipal securities with the same maturity, interest rate and rating may have different yields, while municipal securities of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase, an issue of municipal securities may cease to be rated or its rating may be reduced below the minimum rating required for purchase. The Subadviser will consider such an event in determining whether the Fund should continue to hold the obligation.
An issuer's obligations under its municipal securities are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal securities may be materially adversely affected by litigation or other conditions.
U.S. GOVERNMENT OBLIGATIONS
Certain Funds may invest in obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, including bills, notes and bonds issued by the U.S. Treasury.
Obligations of certain agencies and instrumentalities of the U.S. government, such as the Government National Mortgage Association ("GNMA"), are supported by the full faith and credit of the U.S. Treasury; others, such as those of Fannie Mae ("FNMA"), are supported by the right of the issuer to borrow from the Treasury; still others, such as those of the Federal Farm
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Credit Banks or the Federal Home Loan Mortgage Corporation ("FHLMC"), are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government‑sponsored agencies or instrumentalities, such as FNMA, or the FHLMC, since it is not obligated to do so by law. These agencies or instrumentalities are supported by the issuer's right to borrow specific amounts from the U.S. Treasury, the discretionary authority of the U.S. government to purchase certain obligations from such agencies or instrumentalities, or the credit of the agency or instrumentality.
VARIABLE AND FLOATING RATE DEMAND AND MASTER DEMAND NOTES
Certain Funds may, from time to time, buy variable rate demand notes issued by corporations, bank holding companies and financial institutions and similar taxable and tax‑exempt instruments issued by government agencies and instrumentalities. These securities will typically have a maturity in the 5 to 20 year range but carry with them the right of the holder to put the securities to a remarketing agent or other entity on short notice, typically seven days or less. The obligation of the issuer of the put to repurchase the securities is backed up by a letter of credit or other obligation issued by a financial institution. The purchase price is ordinarily par plus accrued and unpaid interest. Ordinarily, the remarketing agent will adjust the interest rate every seven days (or at other intervals corresponding to the notice period for the put), in order to maintain the interest rate at the prevailing rate for securities with a seven‑day maturity.
Variable amount master demand notes in which certain Funds may invest are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial and other business concerns) must satisfy the same criteria set forth above for commercial paper. The Subadviser will consider the earning power, cash flow, and other liquidity ratios of such notes and will continuously monitor the financial status and ability to make payment on demand. In determining dollar weighted average maturity, a variable amount master demand note will be deemed to have a maturity equal to the longer of the period of time remaining until the next interest rate adjustment or the period of time remaining until the principal amount can be recovered from the issuer through demand.
WARRANTS AND RIGHTS
Certain Funds may, from time to time, invest in warrants. Warrants are, in effect, longer‑term call options. They give the holder the right to purchase a given number of shares of a particular company at specified prices within certain periods of time. The purchaser of a warrant expects that the market price of the security will exceed the purchase price of the warrant plus the exercise price of the warrant, thus giving him a profit. Of course, since the market price may never exceed the exercise price before the expiration date of the warrant, the purchaser of the warrant risks the loss of the entire purchase price of the warrant. Warrants generally trade in the open market and may be sold rather than exercised. Warrants are sometimes sold in unit form with other securities of an issuer. Units of warrants and common stock may be employed in financing young, unseasoned companies. The purchase price of a warrant varies with the exercise price of a warrant, the current market value of the underlying security, the life of the warrant and various other investment factors.
Rights are similar to warrants in they represent the right to buy common shares, however, in contrast, rights have a subscription price lower than the current market of the common stock and a life of two to four weeks.
WHEN-ISSUED AND DELAYED DELIVERY SECURITIES
Certain Funds may purchase securities on a "when‑issued" or "delayed delivery" basis. A Fund will engage in when‑issued and delayed delivery transactions only for the purpose of acquiring portfolio securities consistent with its investment objectives and policies, not for investment leverage, although such transactions represent a form of leveraging. When‑issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a "when‑issued" or "delayed delivery" basis, the Fund will segregate or "earmark" cash or assets determined to be liquid equal to the amount of the commitment.
Securities purchased on a when‑issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. In when‑issued and delayed delivery transactions, a Fund relies on the seller to complete the transaction; the seller's failure to do so may cause such Fund to miss a price or yield considered to be advantageous. If a Fund sells a "when‑issued" or "delayed delivery" security before a delivery, any gain would be taxable.
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ZERO COUPON AND PAY-IN-KIND SECURITIES
Certain Funds may invest in zero coupon bonds and pay‑in‑kind securities. Zero coupon bonds (which do not pay interest until maturity) and pay‑in‑kind securities (which pay interest in the form of additional securities) may be more speculative and may fluctuate more in value than securities which pay income periodically and in cash. In addition, although a Fund receives no periodic cash payments from such investments, applicable tax rules require the Fund to accrue and pay out its income from such securities annually as income dividends.
AZL BLACKROCK GLOBAL ALLOCATION FUND – INVESTMENTS IN THE SUBSIDIARY
The Fund's primary vehicle for gaining exposure to the commodities markets is expected to be through investments in the AZL Cayman Global Allocation Fund I, Ltd. (the "Subsidiary"), a wholly-owned and controlled subsidiary of the Fund formed in the Cayman Islands, which invests primarily in commodity-related instruments. The Fund may invest up to 25% of its total assets in the shares of the Subsidiary. Investments in the Subsidiary are expected to provide the Fund with exposure to the commodity markets within the limitations of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code") and recent Internal Revenue Service (the "IRS") revenue rulings, as discussed below.
The Subsidiary's assets are managed by BlackRock Investment Management, LLC ("BlackRock"). The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. However, the Subsidiary is otherwise subject to the same fundamental, non-fundamental and certain other investment restrictions as the Fund, including the timing and method of the valuation of the Subsidiary's portfolio investments and shares of the Subsidiary. The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund.
The Subsidiary is a company organized under the laws of the Cayman Islands. Its registered office is located at the offices of Maples Corporate Services Limited, P.O. Box 309, Ugland House, Grand Cayman KYI-1104, Cayman Islands. The Subsidiary is overseen by its own board of directors, comprised of Brian Muench, who is President and Chair of the Trust and of the Manager, and Michael Scriver, who is a Vice President of the Manager. The Fund is the sole shareholder of the Subsidiary, and shares of the Subsidiary will not be sold or offered to other investors.
The Subsidiary invests primarily in commodity-related instruments. Although the Fund may enter into these commodity-related instruments directly, the Fund will likely gain exposure to these commodity- related instruments indirectly by investing in the Subsidiary. To the extent that BlackRock believes that these commodity-related instruments provide suitable exposure to the commodities market, the Fund's investment in the Subsidiary will likely increase.
BlackRock manages the assets of the Subsidiary, but receives no additional compensation for doing so. However, the Fund pays the Manager (and the Manager pays BlackRock) based on the Fund's assets, including the assets invested in the Subsidiary. The Subsidiary will enter into separate contracts for the provision of services, such as accounting, custody, and transfer agency, with the same or with affiliates of the same service providers that provide those services to the Fund.
The financial statements of the Subsidiary will be consolidated with the Fund's financial statements in the Fund's Annual and Semi-Annual Reports. The Fund's Annual and Semi-Annual Reports are distributed to shareholders. Copies of the Fund's Reports are provided without charge upon request as indicated on the front cover of this Statement of Additional Information.
The Subsidiary is not registered under the 1940 Act, and is not subject to all the investor protections of the 1940 Act. However, the Fund wholly owns and controls the Subsidiary, the Subsidiary's board consists of individuals who are affiliated with the Trust or the Manager, and the assets of both the Fund and the Subsidiary are managed by BlackRock, making it unlikely that the Subsidiary will take action contrary to the interests of the Fund and its shareholders. The Fund's Board of Trustees has oversight responsibility for the investment activities of the Fund, including its investment in the Subsidiary and the Fund's role as sole shareholder of the Subsidiary. As noted above, the Subsidiary will be subject to the same investment restrictions and limitations, and follow the same compliance policies and procedures, as the Fund. The Fund has consented to service of process and examination of the Subsidiary by the Securities and Exchange Commission.
Changes in the laws of the United States or the Cayman Islands could result in the inability of the Fund or the Subsidiary to operate as described in the Fund's prospectus and this Statement of Additional Information and could adversely affect the Fund. For example, the Cayman Islands does not currently impose any income, corporate or capital gains tax, estate duty, inheritance tax, gift tax or withholding tax on the Subsidiary. If Cayman Islands law changes such that the Subsidiary must pay Cayman Islands taxes, Fund shareholders would likely suffer decreased investment returns.
The Fund, as a regulated investment company ("RIC") under the tax rules, is required to realize at least 90 percent of its annual gross income from investment-related sources, specifically from dividends, interest, proceeds from securities lending, gains from the sales of stocks, securities and foreign currencies, other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, or certain types of
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publicly traded partnerships (referred to as qualifying income). Direct investments by a RIC in commodity-related instruments generally do not, under published IRS rulings, produce qualifying income. In a series of private letter rulings, the IRS has indicated that income derived by a RIC from a wholly-owned subsidiary invested in commodity and financial futures and option contracts, forward contracts, swaps on commodities or commodities indexes, commodity-linked notes and fixed income securities serving as collateral for the contracts would constitute qualifying income.
The Fund has not obtained a private letter ruling from the IRS regarding its investments in the Subsidiary. Further, the IRS recently has indicated that it is actively reviewing the position established in the prior private letter rulings. If there are changes in the tax treatment of the Fund's direct and indirect investments in commodities, including the tax treatment of the Fund's investment in the Subsidiary, the Fund may be unable to obtain exposure to commodity markets, or may be limited in the extent to which or manner in which it can obtain such exposure.
The Subsidiary will not be subject to Federal income tax. It will, however, be considered a controlled foreign corporation, and the Fund will be required to include as income annually amounts earned by the Subsidiary during that year. Furthermore, the Fund will be subject to a distribution requirement on such Subsidiary income, whether or not the Subsidiary makes a distribution to the Fund during the taxable year.
The Subsidiary is managed pursuant to compliance policies and procedures that are the same, in all material respects, as the policies and procedures adopted by the Fund. As a result, the Manager, in managing the Subsidiary's portfolio, is subject to the same investment policies and restrictions that apply to the management of the Fund, and, in particular, to the requirements relating to portfolio leverage, liquidity, brokerage, and the timing and method of the valuation of the Subsidiary's portfolio investments and shares of the Subsidiary. These policies and restrictions are described elsewhere in detail in this Statement of Additional Information. The Fund's Chief Compliance Officer oversees implementation of the Subsidiary's policies and procedures, and makes periodic reports to the Fund's Board of Trustees regarding the Subsidiary's compliance with its policies and procedures.
The AZL Blackrock Global Allocation Fund and Subsidiary test for compliance with certain investment restrictions on a consolidated basis, except that with respect to its investments in certain securities that may involve leverage, the Subsidiary complies with asset segregation requirements to the same extent as the Fund.

INVESTMENT RESTRICTIONS

Fundamental Restrictions
The investment objective of any Fund, except the AZL Government Money Market Fund, may be changed by the Board of Trustees without shareholder approval. The investment objective of the Government Money Market Fund may not be changed without a vote of the holders of a majority of the Fund's outstanding shares. In addition, the following fundamental investment restrictions may be changed with respect to a particular Fund only by the vote of a majority of the outstanding shares of that Fund (as defined under "Additional Information – Vote of a Majority of the Outstanding Shares" in this Statement of Additional Information). All other investment restrictions described in the Prospectus or this Statement of Additional Information may be changed by the Board of Trustees. No Fund may:
1.	Act as an underwriter of securities within the meaning of the 1933 Act except insofar as it might be deemed to be an underwriter upon the disposition of portfolio securities acquired within the limitation on purchases of illiquid securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with its investment objective, policies and limitations may be deemed to be underwriting.
2.	Invest in commodities, including commodity contracts, except that as consistent with its investment objective and policies the Fund may: (a) purchase and sell options, forward contracts, futures contracts, including without limitation those relating to indices; (b) purchase and sell options on futures contracts or indices; and (c) purchase publicly traded securities of companies engaging in whole or in part in such activities. This restriction shall not prohibit the funds, subject to restrictions described in the Prospectuses and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into foreign currency forward contracts, foreign currency options, or any interest rate, securities-related or foreign currency-related hedging instrument, including swap agreements and other derivative instruments, subject to compliance with any applicable provisions of the federal securities or commodities laws. The AZL BlackRock Global Allocation Fund may invest in commodities in accordance with applicable law and its prospectus and statement of additional information and without registering as a commodity pool operator under the Commodity Exchange Act.
3.	Purchase or sell real estate, except that it may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate (including REITs).
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4.	Purchase any securities which would cause 25% or more of the value of its total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that the AZL Morgan Stanley Global Real Estate Fund may concentrate in equity securities of companies in the real estate industry, and with respect to all other Funds:
a)	there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, and repurchase agreements secured by such instruments;
b)	wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents;
c)	utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry; and
d)	personal credit and business credit businesses will be considered separate industries.
5.	Purchase securities of any one issuer, other than securities issued or guaranteed by the U.S. government or its agencies or instrumentalities and securities issued by other investment companies, if, immediately after such purchase, more than 5% of the value of the Fund's total assets would be invested in such issuer, except as permitted by Rule 2a-7 under the 1940 Act, or the Fund would hold more than 10% of any class of securities of the issuer or more than 10% of the outstanding voting securities of the issuer, except that up to 25% of the value of the Fund's total assets may be invested without regard to such limitations.
NOTE: The AZL Morgan Stanley Global Real Estate Fund technically is not subject to these limitations since it was classified at inception as a non-diversified investment company.  However, because the Fund in fact has been operated in a manner consistent with these limitations, it is the position of the SEC staff that it must continue to operate consistent with these limitations until shareholders of the Fund vote to return the Fund to a non-diversified status.
6.	Make loans, except that a Fund may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and polices and may lend portfolio securities in an amount not exceeding one-third of its assets.
7.	Issue senior securities except to the extent permitted under the 1940 Act or any rule, order or interpretation thereunder.
8.	a)	Borrow money (not including reverse repurchase agreements or dollar roll agreements), except that a Fund may borrow from banks for temporary or emergency purposes, and then only up to 30% of its total assets at the time of borrowing, and provided that such bank borrowings and reverse repurchase agreements and dollar roll agreements do not exceed in the aggregate one-third of the Fund's total assets less liabilities other than the obligations represented by the bank borrowings, reverse repurchase agreements and dollar roll agreements at the time of borrowing.
b)	Mortgage, pledge, hypothecate, or remove any assets except in connection with a bank borrowing in amounts not to exceed 30% of the Fund's net assets.
As a non-fundamental policy, the following funds have more restrictive limits as follows:
AZL Government Money Market Fund	10% (with respect to 8a only)
AZL Invesco Equity and Income Fund	5%
AZL Morgan Stanley Global Real Estate Fund	10% (with respect to 8b only)
NOTE: As a non‑fundamental policy which may be changed without the vote of shareholders, no Fund will purchase securities while its outstanding borrowings (including reverse repurchase agreements) are in excess of 5% of its total assets. Securities which are segregated, held in escrow, or in separate accounts in connection with a Fund's investment practices described in the Funds' Prospectus or Statement of Additional Information are not deemed to be pledged for purposes of this limitation.
For purposes of the above investment restrictions, the Funds treat all supranational organizations as a single industry and each foreign government (all of its agencies) as a separate industry.  In addition, a security is considered to be issued by the government entity (or entities) whose assets and revenues back the security.
Non-Fundamental Restrictions
In addition, the Funds are subject to the following non‑fundamental limitations, which may be changed without the vote of shareholders. No Fund may:
1.	Write or sell put options, call options, straddles, spreads, or any combination thereof, except as consistent with a Fund's investment objective and policies for transactions in options on securities or indices of securities, futures contracts and options on futures contracts and in similar investments.
2.	Purchase securities on margin, make short sales of securities or maintain a short position, except that, as consistent with a Fund's investment objective and policies, (a) this investment limitation shall not apply to the Fund's transactions in futures contracts and related options, options on securities or indices of securities and similar instruments, (b) it may obtain
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

short‑term credit as may be necessary for the clearance of purchases and sales of portfolio securities and (c) the Funds may engage in short sales against the box. The AZL BlackRock Global Allocation Fund may make short sales of securities or maintain a short position as and to the extent permitted by its Prospectus or this SAI and by applicable law.
3.	Purchase securities of companies for the purpose of exercising control (this limitation does not apply to the AZL Franklin Templeton Founding Strategy Plus Fund). For AZL BlackRock Global Allocation Fund, investments in wholly-owned investment entities (for example, the Subsidiary) will not be deemed to be the making of investments for the purpose of exercising control.
4.	Except as noted otherwise elsewhere in this SAI, invest more than 15% (5% with respect to the AZL Government Money Market Fund, and 10% with respect to the AZL JPMorgan U.S. Equity Fund and AZL Invesco Equity and Income Fund) of its net assets in illiquid securities.
5.	Invest in shares of other mutual funds in reliance on Section 12(d)(1)(F) or 12(d)(1)(G) of the 1940 Act.
Except for the Funds' policy on illiquid securities and borrowing, if a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in the value of a Fund's portfolio securities will not constitute a violation of such limitation for purposes of the 1940 Act.
PORTFOLIO TURNOVER
The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund's purchases or sales of portfolio securities for the year by the monthly average value of the securities. The SEC requires that the calculation exclude all securities whose maturities at the time of acquisition are one year or less. The portfolio turnover rates for the Funds of the Trust may vary greatly from year to year as well as within a particular year, and may also be affected by cash requirements for redemption of shares. High portfolio turnover rates will generally result in higher transaction costs to a Fund, including brokerage commissions. Portfolio turnover rates are set forth in the Financial Highlights of the Prospectus.
If a particular Fund changes subadvisers in any given year, the fund may experience a significant variation in the turnover rate due to the replacement of existing holdings by the new subadviser. For the year ended December 31, 2015, as reflected in the Financial Highlights section of the prospectus: (i) AZL DFA Five-Year Global Fixed Income Fund experienced significant variation in turnover rates due to the nature of a bond fund which include bond maturities and repurchases; (ii) AZL Enhanced Bond Index Fund experienced significant variation in turnover rates due to the nature of a bond fund which include bond maturities and repurchases; (iii) AZL Invesco Equity and Income Fund experienced significant variation in turnover rates due to repositioning of the Fund's portfolio; (iv) AZL MetWest Total Return Bond  Fund experienced significant variation in turnover rates due to the nature of a bond fund which include bond maturities and repurchases; and (v) AZL Pyramis® Total Bond Fund experienced significant variation in turnover rates due to the nature of a bond fund which include bond maturities and repurchases.

OTHER FUND POLICIES

DISCLOSURE OF PORTFOLIO HOLDINGS
The Board has adopted policies and procedures regarding the disclosure of portfolio holdings in order to assist the Funds in preventing the misuse of material nonpublic information and to ensure that shareholders and other interested parties continue to receive portfolio information on a uniform basis. The chief compliance officer of the Trust oversees application of the policies and provides the Board with periodic reports regarding the Funds' compliance with the policies.
In general, the Trust has instructed all third-party service providers and Allianz Investment Management LLC its investment adviser, that no information regarding portfolio holdings may be disclosed to any unaffiliated third party except as follows.
Complete portfolio holdings will be included in the Funds' annual and semi-annual reports. The annual and semi-annual reports are mailed to all shareholders, and are filed with the SEC. The Funds file their complete portfolio holdings with the SEC within 60 days after the end of their first and third quarters on Form N-Q. Copies of the Funds' annual and semi-annual reports and Forms N-Q are available: 1) free on the EDGAR Database on the SEC's website at www.sec.gov; 2) for review or copying, copies subject to a duplication fee, at the SEC's Public Reference Room in Washington, D.C.; 3) by e-mailing your request to publicinfo@sec.gov; or 4) by writing the SEC's Public Reference Section, 100 F Street NE, Washington, D.C. 20549. Information on the operation of the SEC's Public Reference Room may be obtained by calling the SEC at 1-202-551-8090.
Approximately 21 to 45 days after the end of each quarter, the Funds' distributor posts on the Funds' website (www.allianzlife.com) and publishes a fact sheet on each of the Funds which lists the Fund's top holdings (generally, the top 10 to 15 holdings) at quarter-end.  On or before the fifth business day of each month, a schedule of investments for the AZL Government Money Market Fund, as of the last business day of the prior month, will be posted on the Funds' website in
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

accordance with Rule 2a-7.  Information concerning the Funds' portfolio holdings that is more current than that in reports or other filings filed electronically with the SEC may be disclosed in certain printed materials, provided that the information is posted on the Funds' website one day prior to the use of such printed materials.
The Funds may disclose their portfolio holdings to mutual fund databases and rating services (such as Lipper and Morningstar) on a quarterly basis, but no sooner than 30 days after the end of the relevant quarter.  The disclosure of portfolio holdings to databases and rating services is generally made for the purpose of obtaining ratings for the Funds and making available to the public the same portfolio holdings information as is typically provided for other rated mutual funds.  Any disclosure to mutual fund databases and rating services shall be made subject to a confidentiality agreement or provisions limiting the use of such information to the approved purposes.
In order to assure that any disclosure of portfolio holdings is in the best interests of shareholders, and to prevent any conflicts of interest between the Funds' shareholders, investment adviser, principal underwriter, or any affiliated person of the Funds, the Funds' policies regarding the disclosure of portfolio holdings include the provision that the Funds' investment adviser (Allianz Investment Management LLC), subadvisers, and affiliates have access to portfolio composition and performance on a real-time basis, but only for legitimate business purposes. Any recipient of such information is subject to a duty of confidentiality, including a duty not to trade on the non-public information portfolio holdings also may be provided to the Participating Insurance Companies, or to their parent companies, affiliates or service providers, on a quarterly, monthly or more frequent basis, for purposes of financial reporting, risk management, regulatory compliance, or for other legitimate business purposes.
The Funds' administrator, fund accountant, transfer agent, custodian, proxy voting service, and certain consultants and providers of software used to analyze portfolio performance may be given access to portfolio information, on a current basis, in connection with services provided by them. All of these latter entities are subject to confidentiality and non-use agreements and may not disclose (or use information on) portfolio holdings without the express written approval of the Chief Compliance Officer of the Trust.  The Fund's independent registered public accountant, KPMG LLP, also has access from time to time to the Fund's portfolio holdings in connection with performing the audit and related functions. In addition, the President of the Trust, in consultation with the Chief Compliance Officer of the Trust, may authorize the release of information regarding portfolio holdings upon a determination that such release is in the best interests of the shareholders of the relevant Fund or Funds.
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

Set forth below is a list of those parties with whom the Funds have authorized ongoing arrangements that include the release of portfolio holdings information, as well as the frequency of the release under such arrangements, and the length of the lag, if any, between the date of the information and the date on which the information is disclosed.
Recipient (holdings)	Frequency	Delay before dissemination
Abel Noser Corp.	Daily	1 Day
Bank of New York Mellon (Fund Custodian), The	Daily	No delay
Barclays Point	Daily	1 Day
Barra Argis System	Daily	1 Day
BBH	Daily	No delay
Bloomberg	Daily	1 Day
Broadridge Investor Communications Solutions, Inc. (proxy voting services)	As necessary	None
ByAllAccounts, Inc.	Daily	1 Day
Charles River	Daily	1 Day
Citi Fund Services Ohio, Inc. (Fund Accountant and Administrator)	Daily	None
Cogent Consulting	Daily	1 Day
Electra	Daily	1 Day
EVARA/SS&C	Daily	No delay
Factset	Daily	1 Day
Glass Lewis & Co., LLC (proxy voting services)	Weekly	1 Day
Global Trading Analytics, LLC	Monthly	Sent second business day for the prior month's activity
Institutional Shareholder Services ("ISS") (proxy voting services)	Daily	1 Day
Hedgemark	Daily	1 Day
ITG, Inc.	Daily	1 Day
Lipper	Quarterly	31 Calendar days after quarter end
Markit ClearPar	Monthly	Ten days
Morningstar Inc.	Quarterly	31 Calendar days after quarter end
Omego	Daily	No delay
Performance Attribution System	Daily	1 Day
RiskMetrics	Daily	1 Day
S&P	Quarterly	31 Calendar days after quarter end
SmartStream Technologies LTD.	Daily	1 Day
State Street Bank and Trust Company (State Street)	Daily	No delay
Style Research	Monthly	25th calendar day
SunGard Data Systems Inc.	Daily	1 Day
Thomson/Vestek	Quarterly	31 Calendar days after quarter end
Trade Informatics	Daily	1 Day
No compensation or any other consideration is received by the Funds, the Manager, or any other party in connection with disclosure of portfolio holdings.
On a quarterly basis, the Board will receive a report of portfolio holdings disclosures and will monitor such disclosures to ascertain that no conflicts exist and that any disclosures of information about portfolio holdings are in the best interests of Fund shareholders.
There is no assurance that the Funds' policies on holdings information will protect the fund from the potential misuse of holdings by individuals or firms in possession of that information.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
The shares of the Trust's Funds are sold on a continuous basis by the Trust's distributor, Allianz Life Financial Services, LLC (the "Distributor "or "ALFS"), an affiliate of the Manager, and the Distributor has agreed to use appropriate efforts to solicit all purchase orders.
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

NET ASSET VALUE
As indicated in the Prospectus, the net asset value of each class of each Fund is determined and the shares of each Fund are priced as of the valuation times defined in the Prospectus (see "Shareholder Information – Pricing of Fund Shares") on each Business Day of the Trust. A "Business Day" is a day on which the New York Stock Exchange (the "NYSE") is open for trading. Currently, the NYSE will not be open in observance of the following holidays: New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day.
VALUATION OF THE GOVERNMENT MONEY MARKET FUND
The AZL Government Money Market Fund has elected to use the amortized cost method of valuation pursuant to Rule 2a‑7 under the 1940 Act. This involves valuing an instrument at its cost initially and thereafter assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the price a Fund would receive if it sold the instrument. The value of securities in the AZL Government Money Market Fund can be expected to vary inversely with changes in prevailing interest rates.
Pursuant to Rule 2a-7, the AZL Government Money Market Fund will maintain a dollar weighted average maturity appropriate to the Fund's objective of maintaining a stable net asset value per share, provided that the Fund will not purchase any security with a remaining maturity of more than 397 days (thirteen months) from the date of purchase in the case of government securities and securities in the NRSROs' highest short-term rating categories, or of more than 45 calendar days from the date of purchase in the case of securities in the NRSROs' second highest short-term rating categories.  The AZL Government Money Market Fund must maintain an average weighted maturity of 60 days or less and a weighted average life of 120 days or less.
The AZL Government Money Market Fund must also hold at least 10% of its total assets in "daily liquid assets" and at least 30% of its total assets in "weekly liquid assets."  Daily liquid assets are limited to cash, direct obligations of the U.S. Government, and other securities payable within one business day.  Weekly liquid assets are limited to cash, direct obligations of the U.S. Government, direct discount obligations of federal government agencies and government-sponsored enterprises with a remaining maturity date of 60 days or less from the date of purchase, and other securities payable within five business days.  In addition, the AZL Government Money Market Fund is required to hold securities that are sufficiently liquid to meet reasonably foreseeable shareholder redemptions.  This general liquidity obligation may require the AZL Government Money Market Fund to maintain greater liquidity than would be required by the daily and weekly minimum liquidity requirements described above.
The AZL Government Money Market Fund's board of trustees has also undertaken to establish procedures reasonably designed, taking into account current market conditions and the investment objective of the Fund, to stabilize the net asset value per share of the Fund for purposes of sales and redemptions at $1.00. These procedures include review by the trustees, at such intervals as they deem appropriate, to determine the extent, if any, to which the net asset value per share of the Fund calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds 0.5%, Rule 2a-7 requires that the board of trustees promptly consider what action, if any, should be initiated. If the trustees believe that the extent of any deviation from the AZL Government Money Market Fund's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, they will take such steps as they consider appropriate to eliminate or reduce, to the extent reasonably practicable, any such dilution or unfair results. These steps may include selling portfolio instruments prior to maturity, shortening the dollar weighted average maturity, withholding or reducing dividends, reducing the number of the Fund's outstanding shares without monetary consideration, or utilizing a net asset value per share determined by using available market quotations.
VALUATION OF THE NON‑MONEY MARKET FUNDS
Portfolio securities, the principal market for which is a securities exchange, will be valued at the closing sales price on that exchange on the day of computation or, if there have been no sales during such day, at the latest bid quotation. Portfolio securities, the principal market for which is not a securities exchange, will be valued at their latest bid quotation in such principal market. In either case, if no such bid price is available then such securities will be valued in good faith at their respective fair market values using methods by or under the supervision of the Board of Trustees. Portfolio securities of sufficient credit quality with a remaining maturity of 60 days or less will be valued either at amortized cost or original cost plus accrued interest, which approximates current value.
Options purchased and held by the Funds generally are valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, as of the close of the NYSE. The close of trading for some options exchanges may occur later than the closing of the NYSE. If market quotations are not available, the value of an option may be priced at fair value as determined in good faith by or at the direction of the Funds' Trustees.
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

Portfolio securities which are primarily traded on foreign exchanges are generally valued with the assistance of a pricing service and are generally valued at the preceding closing values of such securities on their respective exchanges, except that when an occurrence subsequent to the time a foreign security is valued is likely to have changed such value, then the fair value of those securities may be determined by consideration of other factors by or under the direction of the Board of Trustees.  Over‑the‑counter securities are valued on the basis of the bid price at the close of business on each business day; however securities that are traded on NASDAQ are valued at the official closing price reported by NASDAQ. Notwithstanding the above, bonds and other fixed‑income securities are valued by using market quotations and may be valued on the basis of prices provided by a pricing service approved by the Board of Trustees. All assets and liabilities initially expressed in foreign currencies will be converted into U.S. dollars at the mean between the bid and asked prices of such currencies against U.S. dollars as last quoted by any major bank.
All other assets and securities, including securities for which market quotations are not readily available, will be valued at their fair value as determined in good faith under the general supervision of the Board of Trustees.
REDEMPTION IN KIND
Although the Funds intend to pay share redemptions in cash, the Funds reserve the right to make payment in whole or in part in securities rather than cash, known as "redemption in kind." This could occur under extraordinary circumstances, such as a very large redemption that could affect Fund operations (for example, more than $250,000 or 1% of a Fund's net assets). If the Fund deems it advisable for the benefit of all shareholders, redemption in kind will consist of securities equal in market value to the accumulation unit value allocated under your variable contract to the subaccount that invests in the Fund. When these securities are converted to cash, the associated brokerage charges will be deducted from the assets of the subaccount. Any securities redeemed in kind will remain subject to market risk until sold.

MANAGEMENT OF THE TRUST

TRUSTEES AND OFFICERS
Overall responsibility for management of the Trust rests with its Board of Trustees, who are elected by the shareholders of the Trust. In addition to serving on the Board of Trustees of the Trust, each Trustee serves on the Board of the Allianz Variable Insurance Products Fund of Funds Trust ("FOF Trust").  The Trustees elect the officers of the Trust to supervise its day‑to‑day operations. Subject to the provisions of the Declaration of Trust, the Board of Trustees manages the business of the Trust and the Trustees have all powers necessary or convenient to carry out this responsibility including the power to engage in transactions of all kinds on behalf of the Trust. The Board of Trustees is responsible for oversight of the officers and may elect and remove, with or without cause, such officers as they consider appropriate.
The chairman of the Board of Trustees is Brian Muench who is an "interested person" of the Trust, as defined under the 1940 Act, by virtue of his employment with Allianz Life Insurance Company of North America ("Allianz") and the Manager. Since October 2014, the Trust has a Lead Independent (non-"interested") Trustee, who is Peggy Ettestad. The Lead Independent Trustee was established to enable the independent members of the Board of Trustees to have a single point of contact with Fund management and the Manager, to coordinate the independent trustees' control and influence over fund governance. The Lead Independent Trustee is a member of the Board, who plays an active role in setting agendas, facilitating discussions, and serving as an interface between the Board and Fund management. The Lead Independent Trustee's responsibilities include (i) serving as leader of the independent trustees (keeping members focused on the objectives at hand, helping to shape meeting agendas, leading discussions, serving as spokesperson for the independent trustees, overseeing the quality, quantity, and timeliness of information received from Fund management, and seeking to improve the governance process); (ii) communicating regularly with other members of the Board of Trustees and with the Chairman; and (iii) conducting evaluations of the members of the Board of Trustees. The independent trustees believe that they have adequate control and influence over the governance of the Board and the Trust.
The Board of Trustees presently is composed of nine members, seven of whom are independent. As described further below, each of the independent trustees is sophisticated and experienced in business matters. Each has prior senior management or board experience. Many of the independent trustees have significant prior experience in the financial services industry. All of the independent trustees have served on the Board of Trustees for at least nine years; two independent trustees have served for over fifteen years.
As reflected below, the chairs and membership of the Audit, Investment and Nominating and Corporate Governance Committees are composed entirely of independent trustees. Through these committees, the independent trustees have direct oversight of accounting, auditing and financial matters affecting the Trust, the evaluation and supervision of the Trust's Manager and subadvisers and the selection and nomination of candidates to the Board of Trustees.
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

The independent trustees, through the Lead Independent Trustee, regularly communicate with Brian Muench, President and Chair of the Trust, regarding matters of interest or concern to them, and the independent trustees, through the Lead Independent Trustee, participate in developing agenda items for Board meetings. The Board of Trustees meets in person approximately five times each year and by telephone at other times. At each in-person meeting, the Board holds one or more executive sessions at which the independent trustees are free to discuss any matter of interest or concern to them and obtain information directly from officers, employees and other agents of the Trust.
The Board of Trustees is actively involved in the risk oversight of the Trust. The Board, as a whole and through its Audit and Investment committees, supervises the Trust's accounting and audit functions, as well as other financial matters affecting the Trust, and evaluates and supervises the Trust's Manager and subadvisers. The Board of Trustees regularly receives detailed reports from, and has opportunity to question representatives of, the Trust's Chief Compliance Officer, the Trust's independent audit firm, and the Trust's administrator. The Chief Compliance Officer's reports include a quarterly risk assessment outlining all identified compliance risks, all identified exceptions and their resolution. The Board of Trustees also periodically receives reports, in person or by telephone, from various subadvisers.
The Board of Trustees has established certain standing committees to assist in the oversight of the Trust.
•	The Audit Committee, made up of Mr. Burnim, Ms. Ettestad, Mr. Gelfenbien, Ms. Leonardi, Mr. Lewis, Mr. McClean and Mr. Reeds, met two times during the last fiscal year. Mr. Reeds serves as chair of the Audit Committee. The functions of the Audit Committee include advising the full Board of Trustees with respect to accounting, auditing and financial matters affecting the Trust.
•	The Investment Committee, made up of Mr. Burnim, Ms. Ettestad, Mr. Gelfenbien, Ms. Leonardi, Mr. Lewis, Mr. McClean and Mr. Reeds, met four times during the last fiscal year. Mr. Gelfenbien and Mr. McClean serve as co-chairs of the Investment Committee. The functions of the Investment Committee include evaluating and supervising the Manager and Subadvisers to the various investment portfolios of the Trust.
•	The Nominating and Corporate Governance Committee, made up of Mr. Burnim, Ms. Ettestad, Mr. Gelfenbien, Ms. Leonardi, Mr. Lewis, Mr. McClean and Mr. Reeds, met one time during the last fiscal year. Ms. Leonardi serves as chair of the Nominating and Corporate Governance Committee. The Nominating and Corporate Governance Committee advises the Board of Trustees with respect to the selection and nomination of candidates for election to the Board of Trustees. The Nominating and Corporate Governance Committee does not consider nominees recommended by shareholders of the Trust.
•	The Investment Policy Committee consists of Darin Egbert, Brian Muench, Michael J. Tanski, Brian Mong, and Timothy Meyer. The Investment Policy Committee monitors the Trust's investment policies and advisory issues, including commission recapture, securities lending, proxy voting and subadviser compliance, and provides recommendations to the Board. This committee met 12 times during the last fiscal year.
•	The Valuation Policy Committee consists of Brian Muench, Darin Egbert, Neil C. Gonzales, Morris Engel, Jeremy German, Stacy Jenniges, Charlie W. Schaub, Gregory Walter, Brian Mong, Timothy Meyer, and Collin Engebretson. The Valuation Policy Committee monitors the assets of the Trust and, when necessary, determines the fair value of securities held by the Funds of the Trust. This committee met 12 times during the last fiscal year.
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently nine Trustees, two of whom are an "interested persons" of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:
Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
NON-INTERESTED TRUSTEES(1)
Peter R. Burnim, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	49
Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.

Peggy L. Ettestad, Age 58 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	49	Luther College
Roger A. Gelfenbien, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	49	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 60 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	49	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 67 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	49	None
Peter W. McClean, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; President and CEO of Measurisk, LLC, 2001 to 2003; Chief Risk Management Officer at Bank of Bermuda Ltd., 1996 to 2001	49	PNMAC Opportunity Fund and Northeast Bank
Arthur C. Reeds III, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	49	Connecticut Water Service, Inc.
INTERESTED TRUSTEES(3)
Robert DeChellis, Age 49 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	49	None
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	49	None

The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

The following briefly describes specific experiences, qualifications, attributes or skills each trustee brings to his or her service on the Board of Trustees of the Trust:
Mr. Burnim – Brings to the Board of Trustees over 40 years of experience in management and director positions in the financial services industry. Mr. Burnim's management experience includes over 25 years in various senior management positions for Citibank/Citicorp's Corporate and Investment banking sectors and approximately ten years as Managing Director or Executive Vice President at various privately owned investment firms. Mr. Burnim also has substantial prior board experience, including service on the boards of The Bank of Bermuda and various hedge funds and insurance companies, as well as various nonprofits. Mr. Burnim offers the Board of Trustees his considerable knowledge of the securities and insurance industries in which the Trust functions and in Board governance matters.
Ms. Ettestad – Brings to the Board of Trustees over 20 years of senior management experience, including over ten years of experience in senior management positions specifically at insurance providers and other financial service firms. Ms. Ettestad's subject matter expertise includes creation and analysis of financial systems and design and implementation of Sarbanes Oxley compliance and control processes, both directly applicable to the Board's supervision of the Trust's finance and compliance functions.
Mr. Gelfenbien – Brings to the Board of Trustees nearly 20 years of experience as partner and managing partner at Anderson Consulting (now Accenture), where his clients included governments, insurance companies and banks. Mr. Gelfenbien also has substantial board experience, including service on the boards of the Virtus Funds, Phoenix Companies, Edge Series Mutual Funds, and Webster Bank, as well as on the University of Connecticut Board of Trustees. Mr. Gelfenbien therefore brings to the Board of Trustees his considerable knowledgeable of the mutual fund and insurance industries in which the Trust functions and his knowledge of Board governance matters.
Ms. Leonardi – Brings to the Board of Trustees more than 30 years of senior management experience, including approximately 20 years of experience as senior vice president, managing director or general partner of two private equity fund-of-funds managers and experience launching a new insurance subsidiary of Phoenix Home Life Mutual Insurance Co. Ms. Leonardi has substantial prior board experience, including service on the boards of the University of Connecticut Health Center (14 years), the University of Connecticut (10 years) and the Connecticut Children's Medical Center (3 years). Ms. Leonardi therefore brings considerable knowledgeable of the securities and insurance industries in which the Trust functions and in Board governance matters.
Mr. Lewis – Brings to the Board of Trustees over 35 years of management experience at various companies, including nearly 10 years in senior management positions at Fortis Financial Group and IDS Financial Services, Inc. Mr. Lewis brings to the Board of Trustees considerable experience in a variety of business functions, including sales and marketing, strategic planning, new product development and financial management. Mr. Lewis also has significant prior board experience with for profit and nonprofit organizations, including nearly 20 years on the Orono, Minnesota Board of Education. Mr. Lewis therefore also brings considerable knowledgeable of Board governance matters.
Mr. McClean – Brings to the Board of Trustees approximately 30 years of experience in senior management positions at various companies, including, most recently, as Managing Director at a private firm providing risk management and strategic planning advice to clients, including major financial services firms. Mr. McClean also has significant prior board experience with a variety of companies, including Cyrus Reinsurance, PNMAC Mortgage Opportunity Fund LLC and Energy Capital, LLC. Mr. McClean therefore brings considerable knowledgeable of Board governance matters.
Mr. Reeds – Brings to the Board of Trustees over 30 years of experience in the investment department of CIGNA (and its predecessors), including nine years as Chief Investment Officer. Mr. Reeds also served as Chief Executive Officer of Conning Corporation (an investment bank) for the six months before its sale to Metropolitan Life. Mr. Reeds' prior board service includes Conning Corporation, Connecticut Water Service and Lyme Academy College of Fine Arts. Mr. Reeds therefore brings to the Board, and to his role as the Board's audit committee financial expert, considerable experience in the securities industry and Board governance matters and considerable knowledge in investments.
Mr. DeChellis – Employed as President and of the Trust's distributor, which is also the distributor of the Allianz Life variable insurance products through which the Trust is offered and sold. Mr. DeChellis has served in senior management positions for several years at various other insurance companies. Mr. DeChellis brings to the Board of Trustees not only his significant expertise in variable insurance product and mutual fund distribution, but also his day-to-day working knowledge of the strategic direction of Allianz Life and its variable insurance products.
Mr. Muench – As President, is responsible for the day-to-day functions of the investment advisor, including management of the investment research process and the investment analytical group which monitors and makes recommendations regarding the retention of existing subadvisers and addition of new subadvisers within the investment option line-up. Mr. Muench brings to the
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

Board of Trustees not only his expertise in investment management, but also his day-to-day working knowledge of the strategic direction of the Trust and the performance of the various funds of the Trust.
OFFICERS
Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 71 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402‑1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Scott Rhodes, Age 56 Citi Fund Services Ohio, Inc. 3435 Stelzer Road Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/15	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti-MoneyLaundering Compliance Officer	Since 02/14
Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.
(2)	Indefinite.
(3)	Is an "interested person", as defined by the 1940 Act, due to employment by Allianz.
(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust's Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

The following table sets forth the dollar range of equity securities beneficially owned by each Trustee as of December 31, 2015.
Name of Director	Dollar Range of Equity Securities in each Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Peter R. Burnim 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Peggy L. Ettestad 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Roger A. Gelfenbien 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Claire R. Leonardi 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Dickson W. Lewis 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Peter W. McClean 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Arthur C. Reeds III 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
Robert DeChellis 5701 Golden Hills Drive Minneapolis, MN 55416
AZL BlackRock Global Allocation Fund - $1 - $10,000
AZL JPMorgan International Opportunities Fund - $50,001 - $100,000
AZL MFS Value Fund - $50,001 - $100,000
AZL T. Rowe Price Capital Appreciation Fund - over - $100,000
AZL Balanced Index Strategy Fund - over - $100,000
AZL DFA Multi-Strategy Fund - $10,0001 - $$50,000
AZL MVP BlackRock Global Allocation Fund - $50,001 - $100,000
AZL MVP T. Rowe Price Capital Appreciation Fund - $50,001 - $100,000
Over $100,000
Brian Muench 5701 Golden Hills Drive Minneapolis, MN 55416	None	None
The following table sets forth any ownership by a non-interested Trustee or their immediate family members as to each class of securities of an investment advisor or principal underwriter of the Trust, or a person directly or indirectly controlling, controlled by, or under common control with an investment advisor or principal underwriter of the Trust as of December 31, 2015.
Name	Name of Owners and Relationships to Director	Company	Title of Class	Value of Securities	Percent of Class
Peter R. Burnim	N/A	N/A	None	N/A	N/A
Peggy L. Ettestad	N/A	N/A	None	N/A	N/A
Roger A. Gelfenbien	N/A	N/A	None	N/A	N/A
Arthur C. Reeds III	N/A	N/A	None	N/A	N/A
Claire R. Leonardi	N/A	N/A	None	N/A	N/A
Dickson W. Lewis	N/A	N/A	None	N/A	N/A
Peter W. McClean	N/A	N/A	None	N/A	N/A

The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

The following table sets forth total compensation paid to Trustees for the fiscal year ended December 31, 2015. No executive officer or person affiliated with the Trust, other than the Trustees, received compensation from any Fund for the fiscal year ended December 31, 2015, in excess of $60,000. Trustees who are affiliated with the Distributor or the Manager do not receive compensation from the Trust but all Trustees are reimbursed for all out‑of‑pocket expenses relating to attendance at meetings.
COMPENSATION TABLE 1/1/2015 THROUGH 12/31/2015
Name of Trustee	Aggregate Compensation from the Trust	Pension or Retirement Benefits Accrued as Part of the Trust's Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Trusts
NON-INTERESTED TRUSTEES
Peter R. Burnim	$99,516	$-	N/A	$163,000
Peggy L. Ettestad	$114,443	$-	N/A	$187,450
Roger A. Gelfenbien	$99,516	$-	N/A	$163,000
Arthur C. Reeds III	$99,516	$-	N/A	$163,000
Peter W. McClean	$99,516	$-	N/A	$163,000
Claire R. Leonardi	$99,516	$-	N/A	$163,000
Dickson W. Lewis	$99,307	$-	N/A	$163,000
INTERESTED TRUSTEES
Robert DeChellis	$-	$-	N/A	$-
Brian Muench	$-	$-	N/A	$-
TRUSTEE HOLDINGS
As of March 31, 2016, the Trustees and Officers of the Trust, individually and as a group, owned none of the shares of any Fund of the Trust.
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES
As of March 31, 2016, the following persons were known by the Trust to own beneficially, 5% or more shares of the Funds:
Fund/Shareholder	Percent of the Class Total Assets Held by Allianz Life Insurance Company of North America*	Percent of the Class Total Assets Held by Allianz Life Insurance Company of New York**
AZL BlackRock Capital Appreciation Fund	94.79%	5.21%
AZL BlackRock Global Allocation Fund	100.00%	–
AZL Boston Company Research Growth Fund	96.58%	–
AZL DFA Emerging Markets Core Equity Fund	100.00%	–
AZL DFA Five-Year Global Fixed Income Fund	100.00%	–
AZL DFA International Core Equity Fund	100.00%	–
AZL DFA U.S. Core Equity Fund	100.00%	–
AZL DFA U.S. Small Cap Fund	100.00%	–
AZL Enhanced Bond Index Fund	88.39%	10.61%
AZL Federated Clover Small Value Fund	95.79%	–
AZL Franklin Templeton Founding Strategy Plus Fund	91.94%	8.06%
AZL Gateway Fund	89.47%	10.53%
AZL Government Money Market Fund	94.03%	5.97%
AZL International Index Fund	92.63%	7.37%
AZL Invesco Equity And Income Fund	94.69%	5.31%
AZL Invesco Growth and Income Fund	95.87%	–
AZL Invesco International Equity Fund	94.77%	5.23%
AZL JPMorgan International Opportunities Fund	95.02%	–
AZL JPMorgan U.S. Equity Fund	95.23%	–
AZL MetWest Total Return Bond Fund	93.80%	6.20%
AZL MFS Investors Trust Fund	95.31%	–
AZL MFS Mid Cap Value Fund	92.45%	7.55%
AZL MFS Value Fund	96.45%
AZL Mid Cap Index Fund	94.90%	5.10%
AZL Morgan Stanley Global Real Estate Fund	95.91%	–
AZL Multi-Manager Mid Cap Growth Fund	93.92%	6.08%
AZL NFJ International Value Fund	91.49%	8.51%
AZL Oppenheimer Discovery Fund	96.09%	–
AZL Pyramis® Total Bond Fund	84.61%	15.39%
AZL Russell 1000 Growth Index Fund	86.16%	13.84%
AZL Russell 1000 Value Index Fund	85.77%	14.23%
AZL S&P 500 Index Fund (Class 1)	93.84%	6.16%
AZL S&P 500 Index Fund (Class 2)	96.49%	–
AZL Schroder Emerging Markets Equity Fund (Class 1)	95.48%	–
AZL Schroder Emerging Markets Equity Fund (Class 2)	95.59%	–
AZL Small Cap Stock Index Fund	96.71%	–
AZL T. Rowe Price Capital Appreciation Fund	95.47%	–
AZL Wells Fargo Large Cap Growth Fund	100.00%	–
*	Allianz Life Insurance Company of North America (Allianz Life Variable Account B), 5701 Golden Hills Drive, Minneapolis, MN 55440
**	Allianz Life Insurance Company of New York (Allianz Life of NY Variable Account C), One Chase Manhattan Plaza, 37th Floor, New York, NY 10005‑1423
The Manager may be presumed to control both the Trust and each of the Funds because it and its affiliates possess or share investment or voting power with respect to more than 25% of the total shares outstanding of the Trust and the Funds. All of the outstanding shares of the Funds are owned, directly or indirectly, by Allianz Life Variable Account A, Allianz Life Variable Account B, and Allianz Life of NY Variable Account C (the "Separate Accounts") or otherwise by Allianz Life Insurance Company of North America or Allianz Life Insurance Company of New York. As a result, the Manager may have the ability to elect the Trustees, approve the investment management agreement and the distribution agreement for each of the Funds and to control any other matters submitted to the shareholders of the Funds for their approval or ratification, subject to any pass-through voting rights of owners of variable insurance Contracts with an investment in a Fund.
THE MANAGER
Subject to the general supervision of the Trust's Board of Trustees and in accordance with each Fund's investment objectives and restrictions, investment advisory services are provided to the Funds by the Manager. The Manager manages each Fund pursuant to an Investment Management Agreement (the "Management Agreement") with the Trust in respect of each such Fund, and subject to the investment policies described herein and in the Prospectus for the Funds.
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

The Manager is a registered investment adviser and a Minnesota limited liability company located at 5701 Golden Hills Drive, Minneapolis, MN 55416. Allianz Life Insurance Company of North America ("Allianz Life") is the sole owner of the Manager.
For the services provided and the expenses assumed pursuant to the Management Agreement each of the Trust's Funds pays a fee, computed daily and paid monthly, at an annual rate calculated as a percentage of the average daily net assets of that Fund according to the following schedule:
Name of Fund	Gross Management Fee
AZL BlackRock Capital Appreciation Fund	0.80%
AZL BlackRock Global Allocation Fund	0.75%
AZL Boston Company Research Growth Fund	(1)
AZL DFA Emerging Markets Core Equity Fund	1.25%
AZL DFA Five-Year Global Fixed Income Fund	0.60%
AZL DFA International Core Equity Fund	0.95%
AZL DFA U.S. Core Equity Fund	0.80%
AZL DFA U.S. Small Cap Fund	0.85%
AZL Enhanced Bond Index Fund	0.35%
AZL Federated Clover Small Value Fund	0.75%
AZL Franklin Templeton Founding Strategy Plus Fund	0.70%
AZL Gateway Fund	0.80%
AZL Government Money Market Fund	0.35%
AZL International Index Fund	0.35%
AZL Invesco Equity and Income Fund	0.75%
AZL Invesco Growth and Income Fund	(2)
AZL Invesco International Equity Fund	0.90%
AZL JPMorgan International Opportunities Fund	0.95%
AZL JPMorgan U.S. Equity Fund	0.80%
AZL MetWest Total Return Bond Fund	0.60%
AZL MFS Investors Trust Fund	0.75%
AZL MFS Mid Cap Value Fund	0.75%
AZL MFS Value Fund	(2)
AZL Mid Cap Index Fund	0.25%
AZL Morgan Stanley Global Real Estate Fund	0.90%
AZL Multi-Manager Mid Cap Growth Fund	(2)
AZL NFJ International Value Fund	0.90%
AZL Oppenheimer Discovery Fund	0.85%
AZL Pyramis® Total Bond Fund	0.50%
AZL Russell 1000 Growth Index Fund	0.44%
AZL Russell 1000 Value Index Fund	0.44%
AZL S&P 500 Index Fund	0.17%
AZL Schroder Emerging Markets Equity Fund	1.23%
AZL Small Cap Stock Index Fund	0.26%
AZL T. Rowe Price Capital Appreciation Fund	0.75%
AZL Wells Fargo Large Cap Growth Fund	0.80%

(1)	Average Net Assets in Millions (M)
	Up to $10M	$10M to $20M	$20M and More
AZL Boston Company Research Growth Fund	1.00%	0.875%	0.750%

(2)	Average Net Assets in Millions (M)
	Up to $100M	$100M to $250M	$250M to $500M	$500M and More
AZL Invesco Growth and Income Fund	0.775%	0.750%	0.725%	0.675%
AZL MFS Value Fund	0.775%	0.750%	0.725%	0.675%
AZL Multi-Manager Mid Cap Growth Fund	0.850%	0.800%	0.775%	0.750%

The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

The Manager and the Funds listed below have entered into a written agreement whereby the Manager has voluntarily reduced the management fee to the rates shown below.  These reductions may be terminated at any time.
Name of Fund	Management Fee
AZL BlackRock Capital Appreciation Fund	0.70% on all assets
AZL Boston Company Research Growth Fund	0.70% on all assets
AZL DFA Emerging Markets Core Equity Fund	0.95% on all assets
AZL DFA Five-Year Global Fixed Income Fund	0.50% on all assets
AZL DFA International Core Equity Fund	0.75% on all assets
AZL DFA U.S. Core Equity Fund	0.54% on all assets
AZL DFA U.S. Small Cap Fund	0.70% on all assets
AZL Invesco Equity and Income Fund	0.70% on the first $100 million of assets, 0.675% on the next $100 million, and 0.65% on assets above $200 million
AZL Invesco Growth and Income Fund	0.675% on the first $100 million of assets and 0.65% on assets above $100 million
AZL Invesco International Equity Fund	0.85% on all assets
AZL JPMorgan International Opportunities Fund	0.85% on all assets
AZL JPMorgan U.S. Equity Fund	0.75% on the first $100 million of assets and 0.70% on assets above $100 million
AZL MetWest Total Return Bond Fund	0.55% on all assets
AZL MFS Investors Trust Fund	0.70% on assets above $100 million
AZL MFS Value Fund	0.75% on the first $100 million of assets, 0.70% on the next $400 million, and 0.65% on assets above $500 million
AZL NFJ International Value Fund	0.87% on all assets
AZL Russell 1000 Growth Index Fund	0.39% on all assets*
AZL Russell 1000 Value Index Fund	0.39% on all assets*
AZL Schroder Emerging Markets Equity Fund	1.00% on all assets
AZL T. Rowe Price Capital Appreciation Fund	0.70% on all assets
AZL Wells Fargo Large Cap Growth Fund	0.70% on all assets
* Effective as of May 1, 2016
The Manager may periodically elect to voluntarily reduce all or a portion of its fee with respect to any Fund in order to increase the net income of one or more of the Funds available for distribution as dividends.
The Manager separately has entered into an expense limitation agreement with certain of the Funds (each an "Expense Limitation Agreement"). Pursuant to the Expense Limitation Agreements, the Manager has agreed to waive or limit its fees and to assume other expenses to the extent necessary to limit the total annual operating expenses of each Fund to the limits described below.  The operating expenses covered by the Expense Limitation Agreement includes fees deducted from Fund assets such as audit fees and payments to independent trustees but does not include the operating expenses of other investment companies in which the Funds may invest ("acquired fund fees and expenses").  Please note that the waiver of such fees will cause the total return and yield of a fund to be higher than they would otherwise be in the absence of such a waiver.
The Manager may request and receive reimbursement ("recoupment") from the Fund for expenses previously paid by the Manager under the Expense Limitation Agreement, which may include waived management fees, provided that such reimbursement will not cause the Fund to exceed any limits in effect at the time of such reimbursement. The Fund's ability to reimburse the Manager in this manner only applies to expenses paid by the Manager within the three fiscal years prior to the date of such reimbursement.  Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by the Manager is not permitted.
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

The Manager has contractually agreed to pay fund expenses, which may include waiving management fees, through April 30, 2017, in order to limit annual fund operating expenses for certain of the Funds of the Trust as follows:
	Expense Limitation for Fund
Name of Fund	Class 1	Class 2
AZL BlackRock Capital Appreciation Fund	N/A	1.20%
AZL BlackRock Global Allocation Fund	N/A	1.19%
AZL Boston Company Research Growth Fund	N/A	1.20%
AZL DFA Emerging Markets Core Equity Fund	N/A	1.50%
AZL DFA Five-Year Global Fixed Income Fund	N/A	0.95%
AZL DFA International Core Equity Fund	N/A	1.39%
AZL DFA U.S. Core Equity Fund	N/A	1.20%
AZL DFA U.S. Small Cap Fund	N/A	1.35%
AZL Enhanced Bond Index Fund	N/A	0.70%
AZL Federated Clover Small Value Plus Fund	N/A	1.35%
AZL Franklin Templeton Founding Strategy Plus Fund	N/A	1.20%
AZL Gateway Fund	N/A	1.25%
AZL Government Money Market Fund	N/A	0.87%
AZL International Index Fund	N/A	0.77%
AZL Invesco Equity and Income Fund	N/A	1.20%
AZL Invesco Growth and Income Fund	N/A	1.20%
AZL Invesco International Equity Fund	N/A	1.45%
AZL JPMorgan International Opportunities Fund	N/A	1.39%
AZL JPMorgan U.S. Equity Fund	N/A	1.20%
AZL MetWest Total Return Bond Fund	NA	0.91%
AZL MFS Investors Trust Fund	N/A	1.20%
AZL MFS Mid Cap Value Fund	N/A	1.30%
AZL MFS Value Fund	N/A	1.20%
AZL Mid Cap Index Fund	N/A	0.71%
AZL Morgan StanleyGlobal Real Estate Fund	N/A	1.35%
AZL Multi-ManagerMid Cap Growth Fund	N/A	1.30%
AZL NFJ International Value Fund	N/A	1.45%
AZL Oppenheimer Discovery Fund	N/A	1.35%
AZL Pyramis® Total Bond Fund	N/A	0.95%
AZL Russell 1000 Growth Index Fund	N/A	0.84%
AZL Russell 1000 Value Index Fund	N/A	0.84%
AZL Schroder Emerging Markets Equity Fund	1.40%	1.65%
AZL S&P 500 Index Fund	0.46%	0.71%
AZL Small Cap Stock Index Fund	N/A	0.71%
AZL T. Rowe Price Capital Appreciation Fund	N/A	1.20%
AZL Wells Fargo Large Cap Growth Fund	N/A	1.20%
Pursuant to the Management Agreement, the Funds will pay all expenses not assumed by the Manager. Among other expenses, each Fund pays its taxes (if any), brokerage commissions on portfolio transactions, interest, the cost of transfer and dividend disbursement, administration of shareholder accounts, custodial fees, expenses of registering and qualifying shares for sale after the initial registration, auditing and legal expenses, fees and expenses of unaffiliated trustees, and costs of shareholder meetings.
Unless sooner terminated, the Management Agreement continues in effect as to a particular Fund for an initial period of two years and thereafter for successive one‑year periods if such continuance is approved at least annually (i) by the Trust's Board of Trustees or by vote of a majority of the outstanding voting securities of such Fund and (ii) by vote of a majority of the Trustees who are not parties to the Management Agreement, or interested persons (as defined in the 1940 Act) of any such party, cast in person at a meeting called for such purpose. The Management Agreement is terminable as to a particular Fund at any time on 60 days' prior written notice without penalty by the Trustees, by vote of a majority of outstanding shares of that Fund, or by the Manager as applicable. The Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.
The Management Agreement provides that the Manager shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss suffered by a Fund resulting from a breach of fiduciary duty with respect to its receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Manager as applicable in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

The Funds' management fees for the last 3 fiscal years that were earned, recouped, and waived were as follows:
	Period Ended December 31, 2015			Period Ended December 31, 2014			Period Ended December 31, 2013
Fund	Management Fees Earned	Recoupment*	Management Fees Waived	Management Fees Earned	Recoupment*	Management Fees Waived	Management Fees Earned	Recoupment*	Management Fees Waived
AZL BlackRock Capital Appreciation Fund	$4,455,849	-	$556,976	$4,963,456	$-	$620,426	$	$-	$624,792
AZL BlackRock Global Allocation Fund	5,968,942	-	-	5,448,538	-	-	3,557,181	-	-
AZL Boston Company Research Growth Fund	2,446,778	-	198,124	2,648,258	-	211,556	2,425,264	-	196,690
AZL DFA Emerging Markets Core Equity Fund	559,151	-	179,144	NA	NA	NA	NA	NA	NA
AZL DFA Five-Year Global Fixed Income Fund	2,252,773	-	375,458	NA	NA	NA	NA	NA	NA
AZL DFA International Core Equity Fund	1,165,596	-	245,391	NA	NA	NA	NA	NA	NA
AZL DFA U.S. Core Equity Fund	3,248,830	-	1,055,872	NA	NA	NA	NA	NA	NA
AZL DFA U.S. Small Cap Fund	1,295,918	-	228,692	NA	NA	NA	NA	NA	NA
AZL Enhanced Bond Index Fund	2,680,658	-	-	3,063,876	-	-	2,233,059	-	-
AZL Federated Clover Small Value Fund	2,727,757	-	-	3,348,139	-	-	2,344,434	-	-
AZL Franklin Templeton Founding Strategy Plus Fund	5,418,066	-	-	5,475,790	-	-	3,858,682	-	-
AZL Gateway Fund	1,692,126	-	-	1,713,999	-	-	1,527,217	-	-
AZL Government Money Market Fund**	2,377,767	-	2,377,767	2,608,403	-	2,608,403	3,067,357	-	3,067,357
AZL International Index Fund	2,380,767	-	37,705	2,956,173	162,211	-	2,360,348	202,224	-
AZL Invesco Equity and Income Fund	9,935,430	-	1,249,718	9,004,823	-	1,125,638	5,984,373	-	722,914
AZL Invesco Growth and Income Fund	2,928,994	-	356,447	3,198,821	-	384,361	2,920,963	-	355,617
AZL Invesco International Equity Fund	4,654,940	-	258,615	5,190,941	-	288,394	4,909,974	-	272,784
AZL JPMorgan International Opportunities Fund	5,360,988	-	564,309	6,020,060	-	633,684	5,879,411	-	618,879
AZL JPMorgan U.S. Equity Fund	3,675,600	-	409,448	4,029,373	-	453,669	3,616,528	-	402,064
AZL MetWest Total Return Bond Fund	2,463,162	-	205,268	307,769	-	25,648
AZL MFS Investors Trust Fund	2,555,596	-	120,377	2,850,388	-	140,030	2,789,861	-	135,995
AZL MFS Mid Cap Value Fund	1,616,812	-	-	1,731,287	-	-	1,518,668	-	-
AZL MFS Value Fund	3,645,692	-	160,327	3,930,262	-	170,569	3,658,672	-	160,794
AZL Mid Cap Index Fund	1,148,783	-	-	1,303,874	-	-	1,008,552	15,938	-
AZL Morgan Stanley Global Real Estate Fund	1,578,900	-	-	1,696,092	-	-	1,661,930	-	-
AZL Multi-Manager Mid Cap Growth Fund	3,470,730	-	-	3,970,942	-	-	3,766,620	-	-
AZL NFJ International Value Fund	1,209,259	-	-	1,388,712	-	-	1,279,949	-	-
AZL Oppenheimer Discovery Fund	2,326,188	-	-	2,701,666	-	-	2,235,902	-	-
AZL Pyramis® Total Bond Fund	2,290,423	-	-	1,981,661	-	-	1,779,153	-	-
AZL Russell 1000 Growth Index Fund	497,771	-	-	579,788	-	-	616,114	-	-
AZL Russell 1000 Value Index Fund	912,995	-	-	939,140	-	-	913,864	-	-
AZL Schroder Emerging Markets Equity Fund	2,842,187	-	373,562	3,472,534	-	423,482	3,822,571	-	466,169
AZL S&P 500 Index Fund	2,415,867	-	-	2,832,281	53,390	-	2,198,562	19,565	-
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

	Period Ended December 31, 2015			Period Ended December 31, 2014			Period Ended December 31, 2013
Fund	Management Fees Earned	Recoupment*	Management Fees Waived	Management Fees Earned	Recoupment*	Management Fees Waived	Management Fees Earned	Recoupment*	Management Fees Waived
AZL Small Cap Stock Index Fund	832,170	-	-	973,417	7,655	-	843,978	-	-
AZL T. Rowe Price Capital Appreciation Fund	7,428,236	-	495,230	4,740,351	-	316,033	3,665,064	-	244,345
AZL Wells Fargo Large Cap Growth Fund	768,894	-	96,111	545,733	-	68,216
*	Recoupment of prior expenses reimbursed by the Manager is included in the amount shown under Management Fees Earned.
**	For the last three fiscal years, the amounts of Management Fee Waived do not reflect the following amounts reimbursed to the Fund: For the period ended December 31, 2015 - $237,653; for the period ended December 31, 2014 - $715,364; and for the period ended December 31, 2013 - $708,871.
Pursuant to separate agreements effective July 1, 2014 between the Funds and the Manager, the Manager provides a Chief Compliance Officer ("CCO") and certain compliance oversight and filing services to the Trust.  Under these agreements, the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100.00 per hour for time incurred in connection with the preparation and filing of certain documents with the SEC.  The fees are paid to the Operations as "Administrative and compliance service fees" in the Funds' annual and semiannual reports.
THE SUBADVISERS
The Manager has entered into agreements (the "Subadvisory Agreements") with various Subadvisers with respect to each Fund managed by the Manager.
Subadvisers are selected through a rigorous portfolio manager selection process which includes researching each potential Subadviser's asset class, track record, organizational structure, management team, compliance philosophy and operational structure, consistency of performance, and assets under management. The Manager chooses a small group of potential Subadvisers it considers to be most qualified based on its evaluation, including a quantitative and qualitative analysis. Out of the small group of potential Subadvisers, the Manager then selects the firm it determines to be the most qualified. The Manager's selection is then subject to approval by the Board of Trustees, including a majority of the Trustees who are not "interested persons" of the Trust.
Each Subadviser's performance on behalf of a Fund is monitored by the Manager, taking into consideration investment objectives and policies and level of risk. The Manager brings comprehensive monitoring and control to the investment management process.
The Trust and the Manager were issued an exemptive order from the Securities and Exchange Commission in September 2002 which permits the Funds to obtain the services of one or more subadvisers without investor or shareholder approval. The exemptive order also permits the terms of Subadvisory Agreements to be changed and the employment of subadvisers to be continued after events that would otherwise cause an automatic termination of a Subadvisory Agreement, in each case without shareholder approval if those changes or continuation are approved by the Trust's Board of Trustees. If a subadviser were added or changed without shareholder approval, the Prospectus would be revised and shareholders notified.
Highly disciplined manager evaluation on both a quantitative and qualitative basis is an ongoing process. The Manager's investment committee gathers and analyzes performance data. Performance attribution, risk/return ratios and purchase/sale assessments are prepared monthly and, each quarter, a more comprehensive review is completed which consists of subadviser visits, fundamental analysis and statistical analysis. Extensive quarterly analysis is conducted to ensure that the Fund is being managed in line with the stated objectives. Semiannually, the investment committee reviews the back‑up subadviser selection, regression analysis and universe comparisons. In addition to ongoing compliance monitoring, the Manager's compliance team performs quarterly compliance reviews and a more extensive annual compliance examination, including an on-site compliance visit.  A number of "red flags" signal a more extensive and frequent manager review. These red flags consist of returns inconsistent with the investment objective, changes in leadership, ownership or portfolio managers, large changes in assets under management, changes to or deficiencies in compliance policies, practices or procedures, and changes in philosophy or discipline. The immediate response to any red flag is to assess the potential impact on the Subadviser's ability to meet investment objectives. The Manager monitors "back‑up" subadvisers for each investment class so that, should a subadviser change be warranted, the transition can be effected on a timely basis.
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

Under the Subadvisory Agreements, each Subadviser agrees to assume the obligations of the Manager to provide day‑to‑day investment decisions and other advisory services for a specific Fund or a portion of the assets of a specific Fund, as allocated by the Manager, if there is more than one Subadviser. For the AZL Morgan Stanley Global Real Estate Fund only, Morgan Stanley Investment Management has delegated some of its duties under the Subadvisory Agreement to certain of its affiliates. For the AZL Schroder Emerging Markets Equity Fund only, Schroder Investment Management North America has delegated some of its duties under the Subadvisory Agreement to certain of its affiliates.
For AZL Federated Clover Small Value Fund only, Federated Global Investment Management Corp. has delegated some of its duties to certain of its affliliates.
The following table shows each Fund, its Subadviser and the rate paid based on average daily net assets of each Fund for such subadvisory services during the last fiscal period ended December 31, 2015.
Fund	Subadviser	Subadvisory Fee*
AZL BlackRock Capital Appreciation Fund	BlackRock Capital Management, Inc.	.33%
AZL BlackRock Global Allocation Fund	BlackRock Investment Management, LLC	.41%
AZL Boston Company Research Growth Fund	The Boston Company	.34%
AZL DFA Emerging Markets Core Equity Fund	Dimensional Fund Advisors LP	.55%
AZL DFA Five-Year Global Fixed Income Fund	Dimensional Fund Advisors LP	.17%
AZL DFA International Core Equity Fund	Dimensional Fund Advisors LP	.36%
AZL DFA U.S. Small Cap Fund	Dimensional Fund Advisors LP	.37%
AZL DFA U.S. Core Equity Fund	Dimensional Fund Advisors LP	.16%
AZL Enhanced Bond Index Fund	BlackRock Financial Management, Inc.	.08%
AZL Federated Clover Small Value Fund	Federated Global Investment Management Corp.	.48%
AZL Franklin Templeton Founding Strategy Plus Fund	Franklin Advisers, Inc., Franklin Mutual Advisers, LLC, and Templeton Global Advisors Limited	.41%
AZL Gateway Fund	Gateway Investment Advisers, LLC	.45%
AZL Government Money Market Fund	BlackRock Advisors, LLC	.08%
AZL International Index Fund	BlackRock Investment Management, LLC	.06%
AZL Invesco Equity and Income Fund	Invesco Advisers, Inc.	.35%
AZL Invesco Growth and Income Fund	Invesco Advisers, Inc.	.39%
AZL Invesco International Equity Fund	Invesco Advisers, Inc.	.45%
AZL JPMorgan International Opportunities Fund	J.P. Morgan Investment Management Inc.	.40%
AZL JPMorgan U.S. Equity Fund	J.P. Morgan Investment Management Inc.	.41%
AZL MetWest Total Return Bond Fund	Metropolitan West Asset Management, LLC	.18%
AZL MFS Investors Trust Fund	Massachusetts Financial Services Company	.37%
AZL MFS Mid Cap Value Fund	Massachusetts Financial Services Company	.45%
AZL MFS Value Fund	Massachusetts Financial Services Company	.33%
AZL Mid Cap Index Fund	BlackRock Investment Management, LLC	.02%
AZL Morgan Stanley Global Real Estate Fund	Morgan Stanley Investment Management, Inc.	.58%
AZL Multi-Manager Mid Cap Growth Fund	J.P. Morgan Investment Management Inc.	.41%**
AZL Multi-Manager Mid Cap Growth Fund	Morgan Stanley Investment Management, Inc.	.45%
AZL NFJ International Value Fund	NFJ Investment Goup LLC (affiliated with the Manager)	.54%
AZL Oppenheimer Discovery Fund	OppenheimerFunds, Inc.	.47%
AZL Pyramis® Total Bond Fund	FIAM LLC	.20%
AZL Russell 1000 Growth Index Fund	BlackRock Investment Management, LLC	.04%
AZL Russell 1000 Value Index Fund	BlackRock Investment Management, LLC	.04%
AZL Schroder Emerging Markets Equity Fund	Schroder Investment Management North America Inc.	.64%
AZL S&P 500 Index Fund	BlackRock Investment Management, LLC	.02%
AZL Small Cap Stock Index Fund	BlackRock Investment Management, LLC	.02%
AZL T. Rowe Price Capital Appreciation Fund	T. Rowe Price Associates, Inc.	.40%
AZL Wells Fargo Large Cap Growth Fund	Wells Capital Management Incorporated	.30%
*	The Subadvisory Fee represents the annual fee based on the net asset value of the Fund and is accrued daily and payable monthly.
**	J.P. Morgan Investment Management Inc. was added as a subadviser to this Fund on November 23, 2015.
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

The Subadvisory Fee rates for the Funds are listed below. For those Funds with multiple rates, when average daily net assets exceed the first breakpoint, multiple rates will apply, resulting in a blended rate. For example, if a rate of 0.50% applies to the first $500 million, and a rate of 0.45% applies thereafter, and a fund had $600 million in average daily net assets, then 0.50% would apply to the first $500 million and 0.45% would apply to the remaining $100 million in assets.
Fund	Rate
Average Daily Net Assets (for Breakpoints)
AZL BlackRock Capital Appreciation Fund	First $150 million	Next $200 million	Next $1.75 billion	Thereafter
0.370%	0.340%	0.290%	0.200%
AZL BlackRock Global Allocation Fund	First $500 million	Next $1 billion	Over $1.5 billion
0.420%	0.400%	0.375%
AZL Boston Company Research Growth Fund	First $100 million	Thereafter
0.350%	0.250%
AZL DFA Emerging Markets Core Equity Fund	First $100 million	Over $100 million
0.550%	0.500%
AZL DFA International Core Equity Fund	First $100 million	Over $100 million
0.400%	0.300%
AZL DFA U.S. Small Cap Fund	First $100 million	Over $100 million
0.400%	0.350%
AZL DFA U.S. Core Equity Fund	First $100 million	Over $100 million
0.200%	0.150%
AZL DFA Five-Year Global Fixed Income Fund	First $100 million	Over $100 million
0.250%	0.150%
AZL Enhanced Bond Index Fund	First $100 million	Next $200 million	Next $200 million	Thereafter
0.140%	0.090%	0.070%	0.050%
AZL Federated Clover Small Value Fund	First $100 million	Next $100 million	Next $100 million	Thereafter
0.550%	0.500%	0.450%	0.400%
AZL Franklin Templeton Founding Strategy Plus Fund (Income Strategy)**	First $50 million	Next $150 million	Next $300 million	Thereafter
0.625%	0.465%	0.375%	0.350%
AZL Franklin Templeton Founding Strategy Plus Fund (Global Bond Strategy/Templeton Growth Strategy)**	First $100 Million	Next $150 Million	Next $250 Million	Next $250 Million	Thereafter
0.410%	0.390%	0.380%	0.370%	0.360%
AZL Franklin Templeton Founding Strategy Plus Fund (Mutual Shares Strategy)	First $1 billion	Thereafter
0.510%	0.49%
AZL Gateway Fund	First $500 million	Next $500 million	Thereafter
0.450%	0.425%	0.400%
AZL Government Money Market Fund	First $500 million	Next $500 million	Thereafter
0.090%	0.070%	0.060%
AZL International Index Fund	First $300 million	Thereafter
0.080%	0.040%
AZL Invesco Equity and Income Fund	If avg. monthly AUM is $1 billion or more: 0.325% on all assets. If avg. monthly AUM is less than $1 billion:
First $100 million	Next $150 million	Next $250 million	Thereafter
0.425%	0.400%	0.375%	0.325%
AZL Invesco Growth and Income Fund+	All Assets
0.35%
AZL Invesco International Equity Fund	First $500 million	Next $500 million	Thereafter
0.450%	0.400%	0.350%
AZL JPMorgan International Opportunities Fund	First $400 million	Thereafter
0.400%	0.350%
AZL JPMorgan U.S. Equity Fund	First $100 million	Thereafter
0.450%	0.400%
AZL MetWest Total Return Bond Fund	First $500 million	Thereafter
0.180%	0.100%
AZL MFS Investors Trust Fund	First $250 million	Next $250 million	Thereafter
0.375%	0.350%	0.325%
AZL MFS Mid Cap Value Fund	First $250 million	Next $250 million	Thereafter
0.450%	0.425%	0.400%
AZL MFS Value Fund	First $250 million	Next $1 billion	Thereafter
0.350%	0.300%	0.250%
AZL Mid Cap Index Fund*	First $300 million	Thereafter
0.040%	0.020%
AZL Morgan Stanley Global Real Estate Fund	First $200 million	Thereafter
0.500%	0.400%
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

Fund	Rate
	Average Daily Net Assets (for Breakpoints)
AZL Multi-Manager Mid Cap Growth Fund+	First $100 million				Thereafter
	0.420%				0.400%
AZL NFJ International Value Fund	All Assets
	0.500%
AZL Oppenheimer Discovery Fund	First $100 million		Next $100 million				Thereafter
	0.550%		0.450%				0.400%
AZL Pyramis® Total Bond Fund	First $100 million		Next $400 million				Thereafter
	0.250%		0.180%				0.130%
AZL Russell 1000 Growth Index Fund	First $300 million			Thereafter
	0.040%			0.020%
AZL Russell 1000 Value Index Fund	First $300 million			Thereafter
	0.040%			0.020%
	All Assets
	0.600%
	If average monthly AUM fails below $150 million, the Rate will be 0.650% on all assets
AZL S&P 500 Index Fund*	First $300 million			Thereafter
	0.040%			0.020%
AZL Small Cap Stock Index Fund*	First $300 million			Thereafter
	0.040%			0.020%
AZL T. Rowe Price Capital Appreciation Fund	Assets under $500 million		Assets over $500 million		Assets over $2 billion		Assets over $3.0 billion
	First $250 million	Next $250 million	First $1.0 billion	Over $1.0 billion	Next $500 million	Next $500 million	Thereafter
	0.500%	0.400%	0.400%	0.350%	0.400%	0.350%	0.350%
AZL Wells Fargo Large Cap Growth Fund	First $150 million		Next $350 million				Thereafter
	0.300%		0.250%				0.220%
+	The minimum fee payable per Fund is $100,000 per calendar year.
*	Assets in these funds are aggregated for purposes of computing Subadviser's compensation for those funds.
**	To calculate the subadvisory fee paid to the subadviser of each strategy, the assets allocated to the strategy are combined with various other assets (listed below), and the combined assets are applied to the strategy's breakpoints solely to calculate an effective subadvisory fee rate. The effective subadvisory fee rate is then multiplied by the assets allocated to the strategy to calculate the subadvisory fees payable with respect to that strategy. The effect of these arrangements is to reduce the amount of subadvisory fees paid to the subadviser because the larger, combined assets allow the Fund to reach higher breakpoints (and pay lower fees) than each strategy's assets alone would allow.
For the Franklin Income strategy, the effective subadvisory fee rate is calculated by combining the following assets:
(a) assets allocated to the Franklin Income strategy; and
(b) assets of Class 1 and Class 2 of the Franklin Income Securities Fund, a series of Franklin Templeton Variable Insurance Products Trust ("FTVIPT"), held of record by one or more separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York.
For the Templeton Global Bond strategy, the effective subadvisory fee rate is calculated by combining the following assets:
(a) assets allocated to the Templeton Global Bond strategy; and
(b) assets of Class 1 and Class 2 of the Templeton Global Bond Securities Fund, a series of FTVIPT, held of record by one or more separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York.
For the Templeton Growth strategy, the effective subadvisory fee rate is calculated by combining the following assets:
(a) assets allocated to the Templeton Growth strategy; and
(b) assets of Class 1 and Class 2 of the Templeton Growth Securities Fund, a series of FTVIPT, held of record by one or more separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York.
(1)	If avg. monthly AUM is $1 billion or more: 0.325% on all assets. If avg. monthly AUM is less than $1 billion:
The table below presents the subadvisory fees earned by the subadvisers of each of the funds for the last 3 fiscal years.
Fund	Subadvisory Fees Earned for the fiscal year or period ended:
	December 31, 2015	December 31, 2014	December 31, 2013
AZL BlackRock Capital Appreciation Fund	$1,835,903	$2,019,492	$2,078,532
AZL BlackRock Global Allocation Fund	3,282,764	3,005,898	1,986,756
AZL Boston Company Research Growth Fund(1)	1,079,927	1,194,289	1,106,004
AZL DFA Emerging Markets Core Equity Fund	245,735	NA	NA
AZL DFA Five-Year Global Fixed Income Fund	631,387	NA	NA
AZL DFA International Core Equity Fund	436,144	NA	NA
AZL DFA U.S. Small Cap Fund	567,568	NA	NA
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

Fund	Subadvisory Fees Earned for the fiscal year or period ended:
	December 31, 2015	December 31, 2014	December 31, 2013
AZL DFA U.S. Core Equity Fund	643,162	NA	NA
AZL Enhanced Bond Index Fund	592,939	647,752	528,973
AZL Federated Clover Small Value Fund	1,754,546	2,085,721	2,259,492
AZL Franklin Templeton Founding Strategy Plus Fund	3,190,963	3,229,297	2,293,153
AZL Gateway Fund	951,858	964,173	859,980
AZL Government Money Market Fund	575,533	621,341	713,347
AZL International Index Fund	392,118	457,788	389,946
AZL Invesco Equity and Income Fund	4,585,951	4,241,173	2,934,222
AZL Invesco Growth and Income Fund	1,527,085	1,696,966	1,554,731
AZL Invesco International Equity Fund	2,313,685	2,556,639	2,433,619
AZL JPMorgan International Opportunities Fund	2,246,474	2,533,693	2,477,199
AZL JPMorgan U.S. Equity Fund	1,887,349	2,065,229	1,860,304
AZL MetWest Total Return Bond Fund	738,993	92,347	NA
AZL MFS Investors Trust Fund	1,255,007	1,392,614	1,365,471
AZL MFS Mid Cap Value Fund(2)	970,427	1,038,973	912,277
AZL MFS Value Fund	1,598,351	1,721,737	1,606,009
AZL Mid Cap Index Fund	104,462	116,544	92,740
AZL Morgan Stanley Global Real Estate Fund	1,025,279	1,130,879	1,108,075
AZL Multi-Manager Mid Cap Growth Fund	1,938,903	2,227,297	2,117,526
AZL NFJ International Value Fund	732,419	848,442	782,787
AZL Oppenheimer Discovery Fund	1,294,654	1,470,882	1,515,175
AZL Pyramis® Total Bond Fund	894,550	735,804	659,642
AZL Russell 1000 Growth Index Fund	45,258	52,722	56,078
AZL Russell 1000 Value Index Fund	82,982	85,392	83,167
AZL S&P 500 Index Fund	322,893	372,296	297,243
AZL Schroder Emerging Markets Equity Fund	1,484,131	1,833,963	2,019,285
AZL Small Cap Stock Index Fund	72,761	83,639	74,623
AZL T. Rowe Price Capital Appreciation Fund(3)	3,944,580	2,526,749	1,998,417
AZL Wells Fargo Large Cap Growth Fund	288,372	204,747	NA
(1)	In fiscal year ended December 31, 2014, AZL Boston Company Research Growth Fund (formerly AZL Dreyfus Research Growth Fund) was subadvised by The Dreyfus Corporation. The current name change and subadviser change was effective as of April 27, 2015.
(2)	In the fiscal year ended December 31, 2013, AZL MFS Mid Cap Value Fund (formerly AZL Columbia Cap Value Fund) was subadvised by Columbia Management Investment Advisers, LLC. The current name and current subadviser, Massachusetts Financial Services Company, change was effective as of January 24, 2014.
(3)	In the fiscal year ended December 31, 2013, AZL T. Rowe Price Capital Appreciation Fund (formerly AZL Davis New York Venture Fund) was subadvised by Davis Selected Advisers, L.P. The current subadviser change was effective as of November 15, 2013.
BLACKROCK ADVISORS, LLC
BlackRock Advisors, LLC ("BlackRock Advisors") was organized in 1994 to perform advisory services for investment companies.  BlackRock Advisors, which has its principal offices at 100 Bellevue Parkway, Wilmington, Delaware 19809 has served as the Portfolio's investment adviser since July 1, 2011. Prior thereto, BlackRock Institutional Management Corporation ("BIMC"), an affiliate of BlackRock Advisors, served as the Portfolio's investment adviser. BlackRock Advisors is a wholly-owned indirect subsidiary of BlackRock, Inc. ("BlackRock"). BlackRock and its affiliates had approximately $4.64 trillion in assets under management as of December 31, 2015.  BlackRock is an affiliate of The PNC Financial Services Group, Inc.
BLACKROCK CAPITAL MANAGEMENT, INC.
BlackRock Capital Management, Inc. ("BlackRock Capital") was organized in 1994 to perform advisory services for investment companies and has its principal offices at 100 Bellevue Parkway, Wilmington, DE 19809. BlackRock Capital is a wholly-owned, indirect subsidiary of BlackRock, Inc. BlackRock, Inc., one of the largest publicly traded investment management firms in the United States having, together with its affiliates, approximately $4.64 trillion in investment company and other assets under management as of December 31, 2015. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc.
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

BLACKROCK FINANCIAL MANAGEMENT, INC.
BlackRock Financial Management, Inc. ("BlackRock Financial") has its principal offices at 55 East 52nd Street, New York, NY 10055. BlackRock Financial is a wholly-owned, indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States having, together with its affiliates, approximately $4.64 trillion in investment company and other assets under management as of December 31, 2015. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc.
BLACKROCK INVESTMENT MANAGEMENT, LLC
BlackRock Investment Management, LLC ("BlackRock Investment") has its principal offices at 1 University Square Drive, Princeton, NJ 08540. BlackRock Investment is a wholly-owned, indirect subsidiary of BlackRock, Inc., one of the largest publicly traded investment management firms in the United States having, together with its affiliates, approximately $4.64 trillion in investment company and other assets under management as of December 31, 2015. BlackRock, Inc. is an affiliate of The PNC Financial Services Group, Inc.
THE BOSTON COMPANY
Founded in 1970, The Boston Company Asset Management, LLC, has $36.6 billion in assets under management and $2.7 billion in assets under advisement, as of Dec. 31, 2015. It is a global, performance-driven investment management firm that is committed to providing creative investment solutions for its clients, built on a long, distinguished tradition of bottom-up stock selection and in-depth, investigative research.
A subsidiary of BNY Mellon Corp., The Boston Company is located at One Boston Place, Boston, MA 02108-4408.
DIMENSIONAL FUND ADVISORS LP
Dimensional Fund Advisors LP ("DFA") is located at 6300 Bee Cave Road, Building One, Austin, TX 78746. DFA has been engaged in the business of providing investment management services since May 1981. DFA is currently organized as a Delaware limited partnership and is controlled and operated by its general partner, Dimensional Holdings Inc., a Delaware corporation. As of December 31, 2015, assets under management for all Dimensional affiliated advisors totaled approximately $388 billion.
FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP.
Federated Global Investment Management Corp. ("Federated") manages the Fund primarily through Federated Clover Investment Advisors, a division of Federated. Federated manages the Fund's assets, including buying and selling portfolio securities. Federated Advisory Services Company ("FASC"), an affiliate of Federated, provides research, quantitative analysis, equity trading and transaction settlement and certain support services to Federated pursuant to a services agreement between FASC and Federated. The fee for these services provided by FASC is paid by Federated and not by the Fund.
The subadviser, Federated, and other subsidiaries of Federated Investors, Inc. advise approximately 122 equity, fixed-income and money market mutual funds as well as a variety of other customized separately managed accounts and private investment companies and other pooled investment vehicles (including non-U.S./offshore funds) which totaled approximately $361.1 billion in assets as of December 31, 2015.  Federated Investors, Inc. was established in 1955 and is one of the largest investment managers in the United States with approximately 1,455 employees.  Federated Investors, Inc. provides comprehensive investment management to more than 8,400 institutions and intermediaries including corporations, government entities, insurance companies, foundations and endowments, banks and broker/dealers.
The subadviser, Federated, advises approximately 22 equity mutual funds (including subadvised funds) as well as a variety of separately managed accounts, institutional separate accounts and private investment companies and other pooled investment vehicles (including non-U.S./offshore funds) which totaled approximately $11.3 billion in assets as of December 31, 2015.
The address of Federated is 101 Park Avenue, Suite 4100, New York, NY 10178-0002. The address of FASC is Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779. Federated and FASC are subsidiaries of Federated Investors, Inc.
FIAM LLC
FIAM LLC ("FIAM") has its principal offices at 900 Salem Street, Smithfield, RI 02917. FIAM and its group of affilitaes managed approximately $61.575 billion in assets worldwide as of December 31, 2015. FIAM LLC is an indirectly-held wholly-owned subsidiary of FMR LLC (along with its affiliates, "Fidelity Investments").
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

FRANKLIN ADVISERS, INC.
Franklin Advisers, Inc. ("Advisors") is located at One Franklin Parkway, San Mateo, CA 94403-1906. Together, Advisors and its affiliates manage, as of December 31, 2015, over $763.9 billion in assets, and have been in the investment management business since 1947.
FRANKLIN MUTUAL ADVISERS, LLC
Franklin Mutual Advisers, LLC ("Franklin Mutual") is located at 101 John F. Kennedy  Parkway, Short Hills, NJ 07078. Together, Franklin Mutual and its affiliates manage, as of December 31, 2015, over $763.9 billion in assets, and have been in the investment management business since 1947.
GATEWAY INVESTMENT ADVISERS, LLC
Gateway Investment Advisers, LLC ("Gateway") is located at 312 Walnut Street, 35th Floor, Cincinnati, OH 45202, serves as the subadvisor of the AZL Gateway Fund.  Gateway is a subsidiary of Natixis Global Asset Management, L.P.  Gateway had approximately $12.2 billion in assets under management at December 31, 2015.
INVESCO ADVISERS, INC.
Invesco Advisers, Inc. ("Invesco") is located at 1555 Peachtree, N.E., Atlanta, GA 30309, is the Adviser to the AZL Invesco Equity and Income Fund, AZL Invesco Growth and Income Fund and AZL Invesco International Equity Fund.  Invesco, as successor in interest to multiple investment advisers, has been an investment adviser since 1976.  Today, Invesco advises or manages investment portfolios, including the Fund, encompassing a broad range of investment objectives.  Invesco is an indirect wholly owned subsidiary of Invesco Ltd., Atlanta, GA.  Total net assets under the management of Invesco Ltd., and its affiliates were approximately $775.6 billion as of December 31, 2015.
J.P. MORGAN INVESTMENT MANAGEMENT INC.
J.P. Morgan Investment Management Inc. ("JPMIM") is a wholly-owned subsidiary of J.P. Morgan Asset Management Holdings Inc., which is a wholly-owned subsidiary of JPMorgan Chase & Co., a bank holding company. JPMIM is located at 270 Park Avenue, New York, NY 10017. As of December 31, 2015, JPMIM and its affiliates had $1.72 trillion in assets under management.
METROPOLITAN WEST ASSET MANAGEMENT, LLC
Metropolitan West Asset Management, LLC ("MetWest"), has its principal offices at 865 South Figueroa Street, Los Angeles, California 90017. MetWest was founded in 1996, and, together with the TCW Group, Inc. and its other subsidiaries, which provide a variety of trust, investment management and investment advisory services, had approximately $180.7 billion under management or committed to management, including $146.6 billion of U.S. fixed income investments, as of December 31, 2015.
MASSACHUSETTS FINANCIAL SERVICES COMPANY
Massachusetts Financial Services Company ("MFS") is located at 111 Huntington Avenue, Boston, Massachusetts 02199. MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund, Massachusetts Investors Trust. MFS is a subsidiary of Sun Life of Canada (U.S.) Financial Services Holdings, Inc., which in turn is a indirect majority owned subsidiary of Sun Life Financial Inc. (a diversified financial services organization). Net assets under the management of the MFS organization were approximately $413 billion as of December 31, 2015.
MORGAN STANLEY INVESTMENT MANAGEMENT INC.
Morgan Stanley Investment Management Inc. ("MSIM") is a wholly-owned subsidiary of Morgan Stanley.  MSIM, together with its affiliated asset management companies, had approximately $406 billion under management or supervision as of December 31, 2015. The offices of MSIM are located at 522 Fifth Avenue, New York, NY 10036. The following affiliates of MSIM serve as sub-subadvisers to the AZL Morgan Stanley Global Real Estate Fund, and are responsible for day-to-day management of the Fund's assets:  (i) Morgan Stanley Investment Management Limited, with headquarters located at 25 Cabot Square, Canary Wharf, London E144QA, England, and (ii) Morgan Stanley Investment Management Company, with headquarters located at 23 Church Street, #16-01 Capital Square, Singapore 049481.
NFJ INVESTMENT GROUP LLC
NFJ Investment Group LLC ("NFJ") is a Delaware limited liability company and is a registered investment adviser under the Advisers Act.  Its principal place of business is 2100 Ross Avenue, Suite 700, Dallas, Texas 75201. As of December 31, 2015, NFJ had aggregate assets under management of $28.9 billion. NFJ is affiliated with the Manager.
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

OPPENHEIMERFUNDS, INC.
OppenheimerFunds, Inc. ("Oppenheimer") has been an investment adviser since 1960. Oppenheimer manages open-end mutual funds, and is the parent company of several other companies that provide investment advisory services for institutional clients and distribution and shareholder services for other investment companies. As of December 31, 2015, Oppenheimer had $216. 9 billion under management. Oppenheimer is wholly owned by Oppenheimer Acquisition Corporation, a holding company controlled by Massachusetts Mutual Life Insurance Company. Oppenheimer is located at 225 Liberty Street, 11th Floor, New York, NY 10281-1008.
SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC.
Schroder Investment Management North America Inc. has its offices at 875 Third Avenue, 22nd Floor, New York, NY 10022-6225, is a registered investment advisor that is part of a worldwide group of financial services companies that are together known as Schroders, with assets under management as of December 31, 2015 of approximately $462.1 billion. Schroder currently serves as investment advisor to other mutual funds, and a broad range of institutional investors. Schroder Investment Management North America Ltd (Schroder Ltd), an affiliate of Schroder with headquarters located at 31 Gresham Street, London EC2V 7QA, England, serves as the sub-subadviser to the Fund and is responsible for day-to-day management of the Fund's assets.
T. ROWE PRICE ASSOCIATES, INC.
T. Rowe Price Associates, Inc. ("T. Rowe Price") is a SEC-registered investment adviser that provides investment management services to individual and institutional investors, and sponsors and serves as adviser and sub-adviser to registered investment companies, institutional separate accounts, and common trust funds. The address for T. Rowe Price is 100 East Pratt Street, Baltimore, Maryland 21202. As of December 31, 2015, the Firm managed approximately $763.1 billion for more than 10 million individual and institutional investor accounts.
TEMPLETON GLOBAL ADVISORS LIMITED
Templeton Global Advisors Limited ("Global Advisors") is located in Lyford Cay, Nassau, Bahamas. Together, Global Advisors and its affiliates manage, as of December 31, 2015, over $763.9 billion in assets, and have been in the investment management business since 1947.
WELLS CAPITAL MANAGEMENT INCORPORATED
Wells Capital Management Incorporated ("WellsCap"), a registered investment adviser located at 525 Market Street, San Francisco, CA 94105, serves as a sub-adviser and provides portfolio management services to the Fund. WellsCap, indirect wholly owned subsidiary of Wells Fargo & Company, is a multi-boutique asset management firm committed to delivering superior investment services to institutional clients. As of December 31, 2015, Wells Capital Management Inc. managed approximately $349.3 Billion.
OTHER MANAGED ACCOUNTS
Brian Muench, President of the Manager, is primarily responsible for evaluating and selecting the subadvisers of the Trust, and for the day-to-day management of the Allianz Variable Insurance Products Fund of Funds Trust (the "FOF Trust"). As of December 31, 2015, aggregate assets under management in the FOF Trust was $10.28 billion.
The following chart reflects information at December 31, 2015 regarding accounts other than the listed Fund for which each portfolio manager employed by the Fund's subadviser has day-to-day management responsibilities. Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance ("performance-based fees"), information on those accounts is specifically broken out. In addition, any assets denominated in foreign currencies have been converted into U.S. dollars using the exchange rate as of the applicable date.
Fund	Portfolio Manager	Other Registered Investment Company Accounts/ Assets Under Management	Other Pooled Investment Vehicles/ Assets Under Management	Other Accounts/ Assets Under Management
AZL BlackRock Capital Appreciation Fund	Lawrence Kemp	17 / $13.46 billion	2 / $1.20 billion	2 / $357.8 million
AZL BlackRock Global Allocation Fund	Dennis Stattman	6 / $65.83 billion	4 / $26.13 billion	1 / $874.4 million
	Dan Chamby	6 / $65.83 billion	4 / $26.13 billion	1 / $874.4 million
	Aldo Roldan	6 / $65.83 billion	4 / $26.13 billion	1 / $874.4million
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

Fund	Portfolio Manager	Other Registered Investment Company Accounts/ Assets Under Management	Other Pooled Investment Vehicles/ Assets Under Management	Other Accounts/ Assets Under Management
AZL Boston Company Research Growth Fund	Elizabeth Slover	15 / $6.3 billion	2 /$237.8 million	28 /$2.0 billion
AZL DFA Emerging Markets Core Equity Fund	Joseph H. Chi	111 / $255.5 billion	21 / $11.2 billion additional account with performance based fees: 1 / $160 million	85 / $23.2 billion additional accounts with performance based fees: 6 / $2.3 billion
	Jed S. Fogdall	111 / $255.5 billion	21 / $11.2 billion additional account with performance based fees: 1 / $160 million	85 / $23.2 billion additional accounts with performance based fees: 6 / $2.3 billion
	Bhanu P. Singh	67 / $131.4 billion	10 / $2.2 billion	53 / $14.1 billion additional accounts with performance based fees: 6 / $2.3 billion
	Allen Pu	16 / $44.9 billion	6 / $2.7 billion	26 / $2.7 billion
AZL DFA International Core Equity Fund	Joseph H. Chi	111 / $255.5 billion	21 / $11.2 billion additional account with performance based fees: 1 / $160 million	85 / $23.2 billion additional accounts with performance based fees: 6 / $2.3 billion
	Jed S. Fogdall	111 / $255.5 billion	21 / $11.2 billion additional account with performance based fees: 1 / $160 million	85 / $23.2 billion additional accounts with performance based fees: 6 / $2.3 billion
	Bhanu P. Singh	67 / $131.4 billion	10 / $2.2 billion	53 / $14.1 billion additional accounts with performance based fees: 6 / $2.3 billion
	Allen Pu	16 / $44.9 billion	6 / $2.7 billion	26 / $2.7 billion
AZL DFA U.S. Small Cap Fund	Joseph H. Chi	111 / $255.5 billion	21 / $11.2 billion additional account with performance based fees: 1 / $160 million	85 / $23.2 billion additional accounts with performance based fees: 6 / $2.3 billion
	Jed S. Fogdall	111 / $255.5 billion	21 / $11.2 billion additional account with performance based fees: 1 / $160 million	85 / $23.2 billion additional accounts with performance based fees: 6 / $2.3 billion
	Henry F. Gray	88 / $192.9 billion	8 / $6.8 billion additional account with performance based fees: 1 / $160 million	45 / $15.0 billion additional accounts with performance based fees: 4 / $1.7 billion
	Joel P. Schneider	12 / $38.3 billion	3 / $5.5 billion additional account with performance based fees: 1 / $160 million	19 / $4.5 billion
AZL DFA U.S. Core Equity Fund	Joseph H. Chi	111 / $255.5 billion	21 / $11.2 billion additional account with performance based fees: 1 / $160 million	85 / $23.2 billion additional accounts with performance based fees: 6 / $2.3 billion
	Jed S. Fogdall	111 / $255.5 billion	21 / $11.2 billion additional account with performance based fees: 1 / $160 million	85 / $23.2 billion additional accounts with performance based fees: 6 / $2.3 billion
	Henry F. Gray	88 / $192.9 billion	8 / $6.8 billion additional account with performance based fees: 1 / $160 million	45 / $15.0 billion additional accounts with performance based fees: 4 / $1.7 billion
AZL DFA Five-Year Global Fixed Income Fund	David A. Plecha	34 / $80.3 billion	7 / $2.6 billion	6 / $1.1 billion
	Joseph F. Kolerich	34 / $80.3 billion	7 / $2.6 billion	6 / $1.1 billion
AZL Enhanced Bond Index Fund	David Antonelli	2 / $542.4 million	10 / $3.26 billion	107 / $44.52 billion additional account with performance based fees: 3 / $1.10 billion
	Akiva Dickstein	7 / $3.14 billion	16 / $4.81 billion additional account with performance based fees: 1 / $240.2 million	108 / $44.52 billion additional account with performance based fees: 3 / $1.10 billion
AZL Federated Clover Small Value Fund	Stephen K. Gutch	3 / $1.6 billion	0 / $0	558 / $1.3 billion
	Martin Jarzebowski	2 / $807.5 million	0 / $0	22 / $237.1 million
Mutual Shares Portfolio of: AZL Franklin Templeton Founding Strategy Plus Fund	Peter A. Langerman	8 / $45.8 billion	10 / $3.1 billion	0 / $0
	F. David Segal	5 / $20.8 billion	5 / $875 million	0 / $0
	Deborah A. Turner	5 / $20.8 billion	5 / $875 million	0 / $0
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

Fund	Portfolio Manager	Other Registered Investment Company Accounts/ Assets Under Management	Other Pooled Investment Vehicles/ Assets Under Management	Other Accounts/ Assets Under Management
Income Fund Portfolio of: AZL Franklin Templeton Founding Strategy Plus Fund	Edward D. Perks	7 / $89.0 billion	5 / $2.9 billion	0 / $0
	Alex W. Peters	9 / $86.0 billion	5 / $2.9 billion	0 / $0
	Matt Quinlan	10 / $90.2 billion	5 / $2.9 billion	1 / $163.6 million
Templeton Growth Portfolio of: AZL Franklin Templeton Founding Strategy Plus Fund	Norman Boersma	12 / $33.8 billion	14 / $12.3 billion	6 / $1.1 billion
	Heather Arnold	10 / $32.1 billion	13 / $13.1 billion	19 / $3.4 billion
	Tucker Scott	14 / $32.4 billion	5 / $9.0 billion	1/ $124.9 million
Global Bond Portfolio of: AZL Franklin Templeton Founding Strategy Plus Fund	Michael Hasenstab	18 /$74.1 billion	43 / $76.0 billion	21 / $6.7 billion
	Christine Zhu	7 / $ 4.5 billion	14 / $ 5.1 billion	11 /$2.7 billion
AZL Gateway Fund	Kenneth H. Toft	5 / $9.9 billion	0 / $0	19 / $149.8 million
	Paul R. Stewart	3 / $8.5 billion	0 / $0	20 / $52.9 million
	Michael T. Buckius	5 / $9.9 billion	0 / $0	31 / $1.9 billion
	Daniel M. Ashcroft	2 / $65.9 million	0 / $0	11 / $83.6 million
AZL International Index Fund	Alan Mason	320 / $705.7 billion	378 / $490.5 billion	505 / $471.0 billion
	Greg Savage	321 / $715.2 billion	89 / $36.17 billion	3 / $229.4 million
	Creighton Jue	0 / $0	0 / $0	0 / $0
	Rachel M. Aguirre	12 / $14.10 billion	82 / $139.1 billion	64 / $94.08 billion
AZL Invesco Equity and Income Fund	Thomas Bastian	9 / $27.7 billion	0 / $0	947(1) / $88.5(1) million
	Sergio Marcheli	16 / $32.7 billion	1 / $31.1 million	947(1) / $88.5(1) million
	James Roeder	9 / $27.7 billion	0 / $0	947(1) / $88.5(1) million
	Brian Jurkash	6 / $5.6 billion	0 / $0	947(1) / $88.5(1) million
	Chuck Burge	10 / $20.3 billion	1 / $31.1 million	1 / $192.3 million
	Matthew Titus (2)	0 / $0	0 / $0	0 / $0
AZL Invesco Growth and Income Fund	Thomas Bastian	9 / $27.7 billion	0 / $0	947(1) / $88.5(1) million
	Sergio Marcheli	16 / $32.7 billion	1 / $31.1 million	947(1) / $88.5(1) million
	Brian Jurkash	6 / $5.6 billion	0 / $0	947(1) / $88.5(1) million
	James Roeder	9 / $27.7 billion	0 / $0	947(1) / $88.5(1) million
	Matthew Titus (2)	0 / $0	0 / $0	0 / $0
AZL Invesco International Equity Fund	Matthew Dennis	11 /$18.3 billion	7 /$2.6 billion	11.7 (1) / $5.7(1) billion
	Clas Olsson	10 /$18.0 billion	11 /$3.3 billion	11.7 (1) / $5.7(1) billion
	Mark Jason	12 /$19.6 billion	4 /$1.9 billion	11.7 (1) / $5.7(1) billion
	Brent Bates	11 / $19.3 billion	3 / $1.8 billion	11.7 (1) / $5.7(1) billion
	Richard Nield	10 / $18.0 billion	10 / $3.3 billion	11.7 (1) / $5.7(1) billion
AZL JPMorgan International Opportunities Fund	Jeroen Huysinga	11 / $5 billion	11 / $6.8 billion	21 / $5 billion performance Based fees: 3 / $4.7 billion
	Gerd Woort-Menker	11 / $6.2 billion	9 / $4.4 billion	2 / $437 million
	Georgina Maxwell	10 / $4.8 billion	4 / $1.2 billion	6 / $1.8 billion
AZL JPMorgan U.S. Equity Fund	Thomas Luddy	7 / $17.5 billion	7 / $9.4 billion performance Based fees: 1 / $10.3 billion	17 / $3.3 billion performance Based fees: 5 / $3.5 billion
	Susan Bao	8 / $13.6 billion	4 / $2.2 billion performance Based fees: 3 / $10.3 billion	29 / $13.2 billion performance Based fees: 5 / $3.5 billion
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

Fund	Portfolio Manager	Other Registered Investment Company Accounts/ Assets Under Management	Other Pooled Investment Vehicles/ Assets Under Management	Other Accounts/ Assets Under Management
AZL MetWest Total Return Bond Fund	Tad Rivelle	28 / $102.5 billion performance Based fees: 2 / $136.4 million	42 / $8.1 billion performance Based fees: 23 / $2.2 billion	250 / $33.2 billion performance Based fees: 7 / $4.4 billion
	Stephen Kane	29 / $94.8 billion performance Based fees: 2 / $136.4 million	45 / $9.3 billion performance Based fees: 23 / $2.2 billion	250 / $33.2 billion performance Based fees: 7 / $4.4 billion
	Laird R. Landmann	27 / $94.8 billion performance Based fees: 1 / $133.3 million	42 / $8.9 billion performance Based fees: 23 / $2.2 billion	250 / $33.2 billion performance Based fees: 7 / $4.4 billion
	Bryan Whalen	25 / $102.5 billion performance Based fees: 1 / $133.3 million	40 / $7.1 billion performance Based fees: 23 / $2.2 billion	250 / $33.2 billion performance Based fees: 7 / $4.4 billion
AZL MFS Investors Trust Fund	T. Kevin Beatty	4 / $8.9 billion	2 / $708.7 million	8 / $1.3 billion
	Edward Maloney	4 / $8.9 billion	2 / $708.7 million	8 / $1.3 billion
AZL MFS Mid Cap Value Fund	Brooks A. Taylor	7 / $15.3 billion	0 / $0	2 / $30.8 million
	Kevin J. Schmitz	5 / $4.9 billion	0 / $0	2 / $30.8 million
AZL MFS Value Fund	Nevin P. Chitkara	17 / $58.4 billion	8 / $5.8 billion	42 / $17.6 billion
	Steven R. Gorham	16 / $58.4 billion	8 / $5.8 billion	42 / $17.6 billion
AZL Mid Cap Index Fund	Alan Mason	296 / $668.2 billion	406 / $500.7 billion	505 / $471.0 billion
	Greg Savage	305 / $680.4 billion	89 / $36.17 billion	3 / $229.4 million
	Creighton Jue	0 / $0	0 / $0	0 / $0
	Rachel M. Aguirre	12 / $14.10 billion	82 / $139.1 billion	64 / $94.08 billion
AZL Morgan Stanley Global Real Estate Fund	Theodore R. Bigman	13/$6.1 billion	26/$9.1 billion	50/$6.6 billion; Separate accounts with performance-based fees: 13/$1.0 billion
	Michiel te Paske	7/$3.5 billion	17/$7.5 billion	42/$5.3 billion; Separate accounts with performance-based fees: 9/$327.4 million
	Sven van Kemenade	7/$3.5 billion	17/$7.5 billion	42/$5.3 billion; Separate accounts with performance-based fees: 9/$327.4 million
	Angeline Ho	7/$3.5 billion	17/$7.3 billion	41/$5.2 billion; Separate accounts with performance-based fees: 9/$327.4 million
	Bill Grant	10/$5.6 billion	18/$7.6 billion	45/$5.4 billion; Separate accounts with performance-based fees: 10/$399.8 million
	Desmond Foong	7/$3.5 billion	17/$7.2 billion	41/$5.2 billion; Separate accounts with performance-based fees: 9/$327.4 million
AZL Multi-Manager Mid Cap Growth Fund – JPMorgan Strategy	Timothy Parton	9 / $15.2 billion	2 / $1.4 billion	9 / $556 million
	Felise Agranoff	3 / $5 billion	0 / $0	2 / $27.5 million
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

Fund	Portfolio Manager	Other Registered Investment Company Accounts/ Assets Under Management	Other Pooled Investment Vehicles/ Assets Under Management	Other Accounts/ Assets Under Management
AZL Multi-Manager Mid Cap Growth Fund – Morgan Stanley Strategy	Dennis P. Lynch	25/$15.4 billion	6/$7.1 billion	13/$2.4 billion; Separate accounts with performance-based fees: 2/$792.6 million
	David S. Cohen	25/$15.4 billion	6/$7.1 billion	13/$2.4 billion; Separate accounts with performance-based fees: 2/$792.6 million
	Sam G. Chainani	25/$15.4 billion	6/$7.1 billion	13/$2.4 billion; Separate accounts with performance-based fees: 2/$792.6 million
	Alexander T. Norton	25/$15.4 billion	6/$7.1 billion	13/$2.4 billion; Separate accounts with performance-based fees: 2/$792.6 million
	Jason C. Yeung	25/$15.4 billion	6/$7.1 billion	13/$2.4 billion; Separate accounts with performance-based fees: 2/$792.6 million
	Armistead B. Nash	25/$15.4 billion	6/$7.1 billion	13/$2.4 billion; Separate accounts with performance-based fees: 2/$792.6 million
AZL NFJ International Value Fund	Ben Fischer	16/ $18.8 billion	4 / $583.6 million	64 / $12.2 billion
	Paul Magnuson	14 / $18.8 billion	4 / $583.6 million	59 / $11.7 billion
	Thomas Oliver	14 / $13.5 billion	2 / $557.5 million	53 / $11.6 billion
	R. Burns McKinney	13 / $13.5 billion	2 / $512.2 million	50 / $11.3 billion
	L. Baxter Hines	13 / $12.9 billion	2 / $512.2 million	48 / $11.1 billion
	John R. Mowrey	12 / $9.8 billion	4 / $512.2 million	32 / $4.7 billion
AZL Oppenheimer Discovery Fund	Ronald J. Zibelli, Jr.	6 / $3.9 billion	1 / $35.16 million	0 / $0
	Ash Shah(2)	5 / $3.1 billion	1 / $35.16 million	0 / $0
AZL Pyramis® Total Bond Fund	Ford O'Neil	13 / $85.9 billion	9 / $7.5 billion	5 / $1.9 billion
	Michael Plage	5 / $7.7 billion	5 / $1.8 billion	22 / $16 billion
AZL Russell 1000 Growth Index Fund	Alan Mason	320 / $705.7 billion	378 / $490.5 billion	505 / $471.0 billion
	Greg Savage	321 / $715.2 billion	89 / $36.17 billion	3 / $229.4 million
	Creighton Jue	0 / $0	0 / $0	0 / $0
	Rachel M. Aguirre	12 / $14.10 billion	82 / $139.1 billion	64 / $94.08 billion
AZL Russell 1000 Value Index Fund	Alan Mason	320 / $705.7 billion	378 / $490.5 billion	505 / $471.0 billion
	Greg Savage	321 / $715.2 billion	89 / $36.17 billion	3 / $229.4 million
	Creighton Jue	0 / $0	0 / $0	0 / $0
	Rachel M. Aguirre	12 / $14.10 billion	82 / $139.1 billion	64 / $94.08 billion
AZL Schroder Emerging Markets Equity Fund	Allan Conway	3 / $1.27 billion	17 / $9.03 billion	30 / $11.55 billion, of which subject to performance fees:5 / $2.6 billion
	Robert Davy	1 / $1.2 billion	8 / $5.54 billion	28 / $11.39 billion, of which subject to performance fees: 5 / $2.6 billion
	James Gotto	2 / $1.21 billion	8 / $5.6 billion	28 / $11.4 billion, of which subject to performance fees: 5 / $2.6 billion
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

Fund	Portfolio Manager	Other Registered Investment Company Accounts/ Assets Under Management	Other Pooled Investment Vehicles/ Assets Under Management	Other Accounts/ Assets Under Management
	Waj Hashmi	1 / $1.2 billion	9 / $6.96 billion	29 / $11.5 billion, of which subject to performance fees: 5 / $2.6 billion
	Tom Wilson	1 / $1.2 billion	7 / $5.53 billion	28 / $11.4 billion, of which subject to performance fees: 5 / $2.6 billion
AZL S&P 500 Index Fund	Alan Mason	320 / $705.7 billion	378 / $490.5 billion	505 / $471.0 billion
	Greg Savage	321 / $715.2 billion	89 / $36.17 billion	3 / $229.4 million
	Creighton Jue	0 / $0	0 / $0	0 / $0
	Rachel M. Aguirre	12 / $14.10 billion	82 / $139.1 billion	64 / $94.08 billion
AZL Small Cap Stock Index Fund	Alan Mason	320 / $705.7 billion	378 / $490.5 billion	505 / $471.0 billion
	Greg Savage	321 / $715.2 billion	89 / $36.17 billion	3 / $229.4 million
	Creighton Jue	0 / $0	0 / $0	0 / $0
	Rachel M. Aguirre	12 / $14.10 billion	82 / $139.1 billion	64 / $94.08 billion
AZL T. Rowe Price Capital Appreciation Fund	David R. Giroux	6 / $36.5 billion	1 / $344.1 million	0 / $0
AZL Wells Fargo Large Cap Growth Fund	Thomas C. Ognar	8 / $16.9 billion	7 / $2.2 billion	77 / $2.8 billion performance Based fees: 2 / $330 million
	Bruce C. Olson	8 / $16.9 billion	7 / $2.2 billion	77 / $2.8 billion performance Based fees: 2 / $330 million
	Joseph M. Eberhardy	8 / $16.9 billion	7 / $2.2 billion	77 / $2.8 billion performance Based fees: 2 / $330 million
(1)	These are accounts of individual investors for which Invesco provides investment advice. Invesco offers separately managed accounts that are managed according to the investment models developed by its portfolio managers and used in connection with the management of certain Invesco Funds. These accounts may be invested in accordance with one or more of those investment models and investments held in those accounts are traded in accordance with the applicable models.
(2)	The portfolio manager began serving on the Fund effective January 25, 2016. Information for the portfolio manager has been provided as of December 31, 2015.
POTENTIAL MATERIAL CONFLICTS OF INTEREST
Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one Fund or other account. More specifically, portfolio managers who manage multiple Funds and/or other accounts may be presented with one or more of the following potential conflicts:
•	Time and attention – The management of multiple Funds and/or other accounts may result in a portfolio manager devoting unequal time and attention to the management of each Fund and/or other account. The Subadvisers seek to manage such competing interests for the time and attention of portfolio managers by having most portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment models that are used in connection with the management of the Funds.
•	Limited investment opportunities – If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one Fund or other account, a Fund may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Funds and other accounts. To deal with these situations, the Subadvisers have adopted procedures for allocating portfolio transactions across multiple accounts.
•	Brokerage allocation – With respect to securities transactions for the Funds, the Subadvisers determine which broker to use to execute each order, consistent with their duty to seek best execution of the transaction. However, with respect to certain other accounts (such as mutual funds for which a Subadviser or an affiliate of a Subadviser acts as Subadviser, other pooled investment vehicles that are not registered mutual funds, and other accounts managed for organizations and individuals), the Subadvisers may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, trades for a Fund in a particular security may be placed separately from, rather than aggregated with, such other accounts. Having separate transactions with respect to a security may temporarily affect the
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

      market price of the security or the execution of the transaction, or both, to the possible detriment of the Fund or other account(s) involved.
•	Pursuit of differing strategies – At times, a portfolio manager may determine that an investment opportunity may be appropriate for only some of the funds and/or accounts for which he or she exercises investment responsibility, or may decide that certain of the funds and/or accounts should take differing, including potentially opposite, positions with respect to a particular security. In these cases, the portfolio manager may place separate transactions for one or more funds and/or accounts which may affect the market price of the security or the execution of the transaction, or both, to the detriment or benefit of one or more other funds and/or accounts.
•	Variation in compensation – Finally, the appearance of a conflict of interest may arise where a Subadviser has an incentive, such as a performance-based management fee, which relates to the management of one Fund or account but not all Funds and accounts with respect to which a portfolio manager has day-to-day management responsibilities.
The Subadvisers have adopted certain compliance procedures which are designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
PORTFOLIO MANAGER COMPENSATION
The following section includes portfolio manager compensation information as of December 31, 2015, for the Manager and each of the Subadvisers.
THE MANAGER
Allianz Investment Management LLC ("AIM LLC")
The portfolio manager's cash compensation consists of a fixed, market-based salary, an annual incentive bonus and compensation under a long-term performance incentive plan (known as ALT-PUP). The salary, and any annual salary increase, is determined based on relevant market considerations and the employee's individual performance. The amount of any annual incentive bonus is determined based on the overall financial performance relative to business goals of the Manager and its parent, Allianz Life Insurance Company of North America, and on the employee's individual performance. Eligibility for compensation under the ALT-PUP is based on the employee's level in the organization and individual performance. The employee may be awarded ALT-PUP units based on the overall financial performance relative to business goals of the Manager and its parent, and on the employee's individual performance. ALT-PUP units are valued and paid out over the three years following the award, with one-third of the award valued and paid each year. The actual value of the ALT-PUP units in any year is based primarily on the overall financial performance relative to business goals of the Manager and its parent.
Portfolio managers also may be eligible to participate in (i) a 401(k) retirement plan, (ii) a non-qualified employee stock purchase plan, which offers participants the opportunity to invest at a discount in shares of the publicly-traded stock of the Manager's ultimate parent, Allianz SE, and (iii) a non-qualified deferred compensation plan, which offers participants the tax benefits of deferring the receipt of a portion of their cash compensation until such time as designated under the plan.
Portfolio manager compensation is not based on the value of the assets held in the Funds' portfolios and is not based directly on the performance of the Funds; the performance of the Funds is a factor in the evaluation of the portfolio managers' performance, and the portfolio manager's individual performance is a factor in the determination of cash compensation, as described above.
THE SUBADVISERS
BlackRock Advisors, LLC
BlackRock Capital Management, Inc.
BlackRock Financial Management, Inc.
BlackRock Investment Management, LLC
Portfolio Manager Compensation Overview
The discussion below describes the portfolio managers' compensation as of December 31, 2015.
BlackRock's financial arrangements with its portfolio managers, its competitive compensation and its career path emphasis at all levels reflect the value senior management places on key resources. Compensation may include a variety of components and may vary from year to year based on a number of factors. The principal components of compensation include a base salary, a performance-based discretionary bonus, participation in various benefits programs and one or more of the incentive compensation programs established by BlackRock.
Base compensation – Generally, portfolio managers receive base compensation based on their position with the firm.
Discretionary Incentive Compensation – Messrs. Antonelli and Dickstein
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Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's performance and contribution to the overall performance of these portfolios and BlackRock.   In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock's Chief Investment Officers make a subjective determination with respect to each portfolio manager's compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable.  With respect to these portfolio managers, such benchmarks for the Fund and other accounts are:
Portfolio Manager	Benchmarks
David Antonelli	A combination of market-based indices (e.g., Standard & Poor's Municipal Bond Index), certain customized indices and certain fund industry peer groups.
Akiva Dickstein	A combination of market-based indices (e.g. Citigroup Mortgage Index, Barclays GNMA MBS Index), certain customized indices and certain fund industry peer groups.
Discretionary Incentive Compensation – Messrs. Mason, Savage, Jue, and Ms. Aguirre
Discretionary incentive compensation is a function of several components: the performance of BlackRock, Inc., the performance of the portfolio manager's group within BlackRock, the investment performance, including risk-adjusted returns, of the firm's assets under management or supervision by that portfolio manager relative to predetermined benchmarks, and the individual's performance and contribution to the overall performance of these portfolios and BlackRock.   In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  Among other things, BlackRock's Chief Investment Officers make a subjective determination with respect to each portfolio manager's compensation based on the performance of the Funds and other accounts managed by each portfolio manager relative to the various benchmarks.  Performance of fixed income and multi-asset class funds is measured on a pre-tax and/or after-tax basis over various time periods including 1-, 3- and 5- year periods, as applicable.  Performance of index funds is based on the performance of such funds relative to pre-determined tolerance bands around a benchmark, as applicable. The performance of Messrs. Bliss, Mason and Savage is not measured against a specific benchmark.
Discretionary Incentive Compensation – Messrs. Chamby, Roldan and Stattman
Generally, discretionary incentive compensation for Global Allocation portfolio managers is based on a formulaic compensation program.  The team's formulaic portfolio manager compensation program is based on team revenue with a measure of operational efficiency, and pre-tax investment performance relative to benchmark over 1 and 5-year performance periods.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  BlackRock's Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to these portfolio managers, such benchmarks for the Fund and other accounts are a combination of S&P 500 Index, FTSE World ex-US Index, Bank of America Merrill Lynch Current 5-Year US Treasury Index and Citigroup Non-US Dollar World Government Bond Index.
A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management.
Discretionary Incentive Compensation – Mr. Kemp
Generally, discretionary incentive compensation for Active Equity portfolio managers is based on a formulaic compensation program.  BlackRock's formulaic portfolio manager compensation program is based on team revenue and pre-tax investment performance relative to appropriate competitors or benchmarks over 1-, 3- and 5-year performance periods, as applicable.  In most cases, these benchmarks are the same as the benchmark or benchmarks against which the performance of the Funds or other accounts managed by the portfolio managers are measured.  BlackRock's Chief Investment Officers determine the benchmarks or rankings against which the performance of funds and other accounts managed by each portfolio management team is compared and the period of time over which performance is evaluated. With respect to the portfolio manager, such benchmarks for the Fund and other accounts are: Lipper Large Cap Growth fund classification, Lipper Mid-Cap Growth fund classification and eVestment Alliance US Large Cap Growth Equity category.
A smaller element of portfolio manager discretionary compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation,
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capital allocation, compliance and risk control, leadership, technology and innovation. These factors are considered collectively by BlackRock management and the relevant Chief Investment Officers.
Distribution of Discretionary Incentive Compensation – Discretionary incentive compensation is distributed to portfolio managers in a combination of cash and BlackRock, Inc. restricted stock units which vest ratably over a number of years.  For some portfolio managers, discretionary incentive compensation is also distributed in deferred cash awards that notionally track the returns of select BlackRock investment products they manage and that vest ratably over a number of years. The BlackRock, Inc. restricted stock units, upon vesting, will be settled in BlackRock, Inc. common stock.  Typically, the cash portion of the discretionary incentive compensation, when combined with base salary, represents more than 60% of total compensation for the portfolio managers.  Paying a portion of discretionary incentive compensation in BlackRock, Inc. stock puts compensation earned by a portfolio manager for a given year "at risk" based on BlackRock's ability to sustain and improve its performance over future periods.  Providing a portion of discretionary incentive compensation in deferred cash awards that notionally track the BlackRock investment products they manage provides direct alignment with investment product results.
Long-Term Incentive Plan Awards – From time to time long-term incentive equity awards are granted to certain key employees to aid in retention, align their interests with long-term shareholder interests and motivate performance.  Equity awards are generally granted in the form of BlackRock, Inc. restricted stock units that, once vested, settle in BlackRock, Inc. common stock. The portfolio managers of these Funds have unvested long-term incentive awards.
Deferred Compensation Program – A portion of the compensation paid to eligible United States-based BlackRock employees may be voluntarily deferred at their election for defined periods of time into an account that tracks the performance of certain of the firm's investment products.  Any portfolio manager who is either a managing director or director at BlackRock with compensation above a specified threshold is eligible to participate in the deferred compensation program.
Other Compensation Benefits – In addition to base salary and discretionary incentive compensation, portfolio managers may be eligible to receive or participate in one or more of the following:
Incentive Savings Plans – BlackRock, Inc. has created a variety of incentive savings plans in which BlackRock employees are eligible to participate, including a 401(k) plan, the BlackRock Retirement Savings Plan (RSP), and the BlackRock Employee Stock Purchase Plan (ESPP). The employer contribution components of the RSP include a company match equal to 50% of the first 8% of eligible pay contributed to the plan capped at $5,000 per year, and a company retirement contribution equal to 3-5% of eligible compensation up to the Internal Revenue Service limit ($265,000 for 2015).  The RSP offers a range of investment options, including registered investment companies and collective investment funds managed by the firm. BlackRock contributions follow the investment direction set by participants for their own contributions or, absent participant investment direction, are invested into a target date fund that corresponds to, or is closest to, the year in which the participant attains age 65.  The ESPP allows for investment in BlackRock common stock at a 5% discount on the fair market value of the stock on the purchase date.  Annual participation in the ESPP is limited to the purchase of 1,000 shares of common stock or a dollar value of $25,000 based on its fair market value on the purchase date.  All of the eligible portfolio managers are eligible to participate in these plans.
Portfolio Manager Potential Material Conflicts of Interest
BlackRock has built a professional working environment, firm-wide compliance culture and compliance procedures and systems designed to protect against potential incentives that may favor one account over another. BlackRock has adopted policies and procedures that address the allocation of investment opportunities, execution of portfolio transactions, personal trading by employees and other potential conflicts of interest that are designed to ensure that all client accounts are treated equitably over time. Nevertheless, BlackRock furnishes investment management and advisory services to numerous clients in addition to the Fund, and BlackRock may, consistent with applicable law, make investment recommendations to other clients or accounts (including accounts which are hedge funds or have performance or higher fees paid to BlackRock, or in which portfolio managers have a personal interest in the receipt of such fees), which may be the same as or different from those made to the Fund.  In addition, BlackRock, its affiliates and significant shareholders and any officer, director, shareholder or employee may or may not have an interest in the securities whose purchase and sale BlackRock recommends to the Fund.  BlackRock, or any of its affiliates or significant shareholders, or any officer, director, shareholder, employee or any member of their families may take different actions than those recommended to the Fund by BlackRock with respect to the same securities.  Moreover, BlackRock may refrain from rendering any advice or services concerning securities of companies of which any of BlackRock's (or its affiliates' or significant shareholders') officers, directors or employees are directors or officers, or companies as to which BlackRock or any of its affiliates or significant shareholders or the officers, directors and employees of any of them has any substantial economic interest or possesses material non-public information.  Certain portfolio managers also may manage accounts whose investment strategies may at times be opposed to the strategy utilized for a fund.   It should also be noted that Messrs. Antonelli and Dickstein may be managing hedge fund and/or long only accounts, or may be part of a team managing hedge fund and/or long only
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accounts, subject to incentive fees.  Messrs. Antonelli and Dickstein may therefore be entitled to receive a portion of any incentive fees earned on such accounts.
As a fiduciary, BlackRock owes a duty of loyalty to its clients and must treat each client fairly.  When BlackRock purchases or sells securities for more than one account, the trades must be allocated in a manner consistent with its fiduciary duties.  BlackRock attempts to allocate investments in a fair and equitable manner among client accounts, with no account receiving preferential treatment.  To this end, BlackRock has adopted policies that are intended to ensure reasonable efficiency in client transactions and provide BlackRock with sufficient flexibility to allocate investments in a manner that is consistent with the particular investment discipline and client base, as appropriate.
The Boston Company
The Boston Company's rewards program was designed to be market-competitive and align our compensation with the goals of our clients. Individual performance is at the heart of every compensation decision, and all of The Boston Company's employees are assessed on their ability to meet goals set during the year and to work productively as a team member to achieve those goals.
Other broader variables and metrics may also affect compensation-related decisions, including current margin levels, aggregate firm investment performance and The Boston Company's performance against our financial plan. Investment performance by team and strategy is also considered as part of award decisions.
The following factors encompass our investment professional rewards program.
•	Base salary
•	Annual cash bonus
•	Long-Term Incentive Plan ("LTIP")
Deferred cash
BNY Mellon restricted stock and/or
The Boston Company equity
Dimensional Fund Advisors LP
Portfolio managers receive a base salary and bonus. Compensation of a portfolio manager is determined at the discretion of Dimensional and is based on a portfolio manager's experience, responsibilities, the perception of the quality of his or her work efforts and other subjective factors. The compensation of portfolio managers is not directly based upon the performance of a Fund or other accounts that they manage. Dimensional reviews the compensation of each portfolio manager annually and may make modifications in compensation as its Compensation Committee deems necessary to reflect changes in the market. Each portfolio manager's compensation consists of the following:
•	Base Salary. Each portfolio manager is paid a base salary. Dimensional considers the factors described above to determine each portfolio manager's base salary.
•	Semi-Annual Bonus. Each portfolio manager may receive a semi-annual bonus. The amount of the bonus paid to each portfolio manager is based on the factors described above.
Portfolio managers may be awarded the right to purchase restricted shares of Dimensional's stock as determined from time to time by the Board of Directors of Dimensional or its delegates. Portfolio managers also participate in benefit and retirement plans and other programs available generally to all employees.
In addition, portfolio managers may be given the option of participating in Dimensional's Long Term Incentive Plan. The level of participation for eligible employees may be dependent on overall level of compensation, among other considerations. Participation in this program is not based on or related to the performance of any individual strategies or any particular client accounts.
Potentional Conflicts of Interest
Actual or apparent conflicts of interest may arise when a portfolio manager has the primary day-to-day responsibilities with respect to more than one fund and other accounts. Other accounts include registered mutual funds (other than the AZL DFA Emerging Markets Core Equity Fund, AZL DFA Five-Year Global Fixed Income Fund, AZL DFA International Core Equity Fund, AZL DFA U.S. Core Equity Fund, and AZL DFA U.S. Small Cap Fund, or collectively, "the Funds"), other unregistered pooled investment vehicles, and other accounts managed for organizations and individuals (collectively, "Accounts"). An Account may have similar investment objectives to the Funds, or may purchase, sell, or hold securities that are eligible to be purchased, sold, or held by the Funds. Actual or apparent conflicts of interest include:
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Time Management. The management of multiple Accounts may result in a portfolio manager devoting unequal time and attention to the management of each fund and/or Account. Dimensional seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Certain Accounts managed by a portfolio manager are managed using the same investment approaches that are used in connection with the management of the Funds.
Investment Opportunities. It is possible that at times identical securities will be held by more than one Account. However, positions in the same security may vary and the length of time that any Account may choose to hold its investment in the same security may likewise vary. If a portfolio manager identifies a limited investment opportunity that may be suitable for more than one Account, the Funds may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible Accounts. To deal with these situations, Dimensional has adopted procedures for allocating portfolio transactions across multiple Accounts.
Broker Selection. With respect to securities transactions for the Fund, Dimensional determines which broker to use to execute each order, consistent with Dimensional's duty to seek best execution of the transaction. However, with respect to certain Accounts (such as separate accounts), Dimensional may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Dimensional or its affiliates may place separate, non-simultaneous, transactions for the Funds and another Account that may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Funds or the Account.
Performance-Based Fees. For some Accounts, Dimensional may be compensated based on the profitability of the Account, such as by a performance-based management fee. These incentive compensation structures may create a conflict of interest for Dimensional with regard to Accounts where Dimensional is paid based on a percentage of assets because the portfolio manager may have an incentive to allocate securities preferentially to the Accounts where Dimensional might share in investment gains.
Investment in an Account. A portfolio manager or his/her relatives may invest in an Account that he or she manages and a conflict may arise where he or she may therefore have an incentive to treat the Account in which the portfolio manager or his/her relatives invest preferentially as compared to the Funds or other Accounts for which he or she has portfolio management responsibilities.
Dimensional has adopted certain compliance procedures that are reasonably designed to address these types of conflicts. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.
Federated Global Investment Management Corp.
Portfolio Managers are paid a fixed base salary and a variable annual incentive. Base salary is determined within a market competitive, position-specific salary range, based on the portfolio manager's experience and performance. The annual incentive amount is determined based primarily on Investment Product Performance (IPP) and may be paid entirely in cash, or in a combination of cash and restricted stock of Federated Investors, Inc. ("Federated"). The total combined annual incentive opportunity is intended to be competitive in the market for this portfolio manager role.
For purposes of calculating the annual incentive amount, each mutual fund and institutional account managed by the subadviser is categorized as reflecting one of several designated "Strategies." The annual incentive amount is based on the current calendar year asset-weighted composite IPP of each Strategy, which is measured on a rolling one, three and five calendar year pre-tax gross total return basis vs. the designated peer group of comparable accounts and vs. the Strategy's benchmark (i.e., Russell 2000® Value Index). Performance periods are adjusted if a portfolio manager has been managing an account for less than five years; accounts with less than one year of performance history under a portfolio manager may be excluded. As noted previously, Messrs. Gutch and Jarzebowski are also the portfolio managers for other accounts in addition to the Fund. Such other accounts may be categorized as reflecting different Strategies, which may have different peer groups, benchmarks and IPP weightings. The performance of the strategy to which the Fund is assigned represents a lesser portion of the calculation. A portion of the bonus tied to the IPP score may be adjusted based on management's assessment of overall contributions to fund performance and any other factors as deemed relevant. As a separate matter, pursuant to the terms of a business acquisition agreement, portfolio managers may receive additional consideration based on the achievement of specified revenue targets.
The Financial Success category is designed to tie the portfolio manager's bonus, in part, to Federated's overall financial results. Funding for the Financial Success category may be determined on a product or asset class basis, as well as on corporate financial results. Senior Management determines individual Financial Success bonuses on a discretionary basis, considering overall contributions and any other factors deemed relevant.
Potential Conflicts of Interest – As a general matter, certain conflicts of interest may arise in connection with a portfolio manager's management of a fund's investments, on the one hand, and the investments of other accounts for which the portfolio
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manager is responsible, on the other.  For example, it is possible that the various accounts managed could have different investment strategies that, at times, might conflict with one another to the possible detriment of the Fund.  Alternatively, to the extent that the same investment opportunities might be desirable for more than one account, possible conflicts could arise in determining how to allocate them.  Other potential conflicts might include conflicts created by specific portfolio manager compensation arrangements, and conflicts relating to selection of brokers or dealers to execute Fund portfolio trades and/or specific uses of commissions from Fund portfolio trades (for example, research or "soft dollars").  The subadviser has adopted policies and procedures and has structured the portfolio managers' compensation in a manner reasonably designed to safeguard the Fund from being negatively affected as a result of any such potential conflicts.
FIAM LLC
Ford O'Neil is portfolio manager of AZL Pyramis® Total Bond Fund and receives compensation for his services. Michael Plage is portfolio manager of AZL Pyramis® Total Bond Fund and receives compensation for his services. As of December 31, 2015, portfolio manager compensation generally consists of a fixed base salary determined periodically (typically annually), a bonus, in certain cases, participation in several types of equity-based compensation plans, and, if applicable, relocation plan benefits. A portion of each portfolio manager's compensation may be deferred based on criteria established by FIAM or an affiliate or at the election of the portfolio manager.
Each portfolio manager's base salary is determined by level of responsibility and tenure at FIAM or its affiliates. The primary components of each portfolio manager's bonus are based on (i) the pre-tax investment performance of the portfolio manager's fund(s) and account(s) measured against a benchmark index assigned to each fund or account, and (ii) the investment performance of other FIAM or its affiliate's taxable bond funds and accounts. The pre-tax investment performance of each portfolio manager's fund(s) and account(s) is weighted according to his tenure on those fund(s) and account(s) and the average asset size of those fund(s) and account(s) over his tenure. Each component is calculated separately over the portfolio manager's tenure on those fund(s) and account(s) over a measurement period that initially is contemporaneous with his tenure, but that eventually encompasses rolling periods of up to three years for the comparison to a benchmark index. A smaller, subjective component of each portfolio manager's bonus is based on the portfolio manager's overall contribution to management of FIAM or its affiliates. The portion of each portfolio manager's bonus that is linked to the investment performance of AZL Pyramis® Total Bond Fund is based on the pre-tax investment performance of the fund measured against the Barclays U.S. Aggregate Bond Index. Each portfolio manager also is compensated under equity-based compensation plans linked to increases or decreases in the net asset value of the stock of FMR LLC, FIAM's' parent company. FMR LLC is a diverse financial services company engaged in various activities that include fund management, brokerage, retirement, and employer administrative services. If requested to relocate their primary residence, portfolio managers also may be eligible to receive benefits, such as home sale assistance and payment of certain moving expenses, under relocation plans for most full-time employees of FMR LLC and its affiliates.
A portfolio manager's compensation plan may give rise to potential conflicts of interest. Although investors in the fund may invest through either tax-deferred accounts or taxable accounts, a portfolio manager's compensation is linked to the pre-tax performance of the fund, rather than its after-tax performance. A portfolio manager's base pay tends to increase with additional and more complex responsibilities that include increased assets under management and a portion of the bonus relates to marketing efforts, which together indirectly link compensation to sales. When a portfolio manager takes over a fund or an account, the time period over which performance is measured may be adjusted to provide a transition period in which to assess the portfolio. The management of multiple funds and accounts (including proprietary accounts) may give rise to potential conflicts of interest if the funds and accounts have different objectives, benchmarks, time horizons, and fees as a portfolio manager must allocate his time and investment ideas across multiple funds and accounts. In addition, a fund's trade allocation policies and procedures may give rise to conflicts of interest if the fund's orders do not get fully executed due to being aggregated with those of other accounts managed by FIAM or an affiliate. A portfolio manager may execute transactions for another fund or account that may adversely impact the value of securities held by a fund. Securities selected for other funds or accounts may outperform the securities selected for the fund. Portfolio managers may be permitted to invest in the funds they manage, even if a fund is closed to new investors. Trading in personal accounts, which may give rise to potential conflicts of interest, is restricted by a fund's Code of Ethics.
Franklin Advisers, Inc.
Franklin Mutual Advisers, LLC
Templeton Global Advisors Limited
Conflicts
Portfolio managers that provide investment services to the Fund may also provide services to a variety of other investment products, including other funds, institutional accounts and private accounts. The advisory fees for some of such other products and accounts may be different than that charged to the Fund and may include performance based compensation. This may result
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in fees that are higher (or lower) than the advisory fees paid by the Fund. As a matter of policy, each fund or account is managed solely for the benefit of the beneficial owners thereof. As discussed below, the separation of the trading execution function from the portfolio management function and the application of objectively based trade allocation procedures help to mitigate potential conflicts of interest that may arise as a result of the portfolio managers managing accounts with different advisory fees.
Conflicts –  The management of multiple funds, including the Fund, and accounts may also give rise to potential conflicts of interest if the funds and other accounts have different objectives, benchmarks, time horizons, and fees as the portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts. The investment manager seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most other accounts managed by a portfolio manager are managed using the same investment strategies that are used in connection with the management of the Fund. Accordingly, portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar portfolios, which may minimize the potential for conflicts of interest. As noted above, the separate management of the trade execution and valuation functions from the portfolio management process also helps to reduce potential conflicts of interest. However, securities selected for funds or accounts other than the Fund may outperform the securities selected for the Fund. Moreover, if a portfolio manager identifies a limited investment opportunity that may be suitable for more than one fund or other account, the Fund may not be able to take full advantage of that opportunity due to an allocation of that opportunity across all eligible funds and other accounts. The investment manager seeks to manage such potential conflicts by using procedures intended to provide a fair allocation of buy and sell opportunities among funds and other accounts.
The structure of a portfolio manager's compensation may give rise to potential conflicts of interest. A portfolio manager's base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager's marketing or sales efforts and his or her bonus.
Finally, the management of personal accounts by a portfolio manager may give rise to potential conflicts of interest. While the funds and the investment manager have adopted a code of ethics which they believe contains provisions designed to prevent a wide range of prohibited activities by portfolio managers and others with respect to their personal trading activities, there can be no assurance that the code of ethics addresses all individual conduct that could result in conflicts of interest.
The investment manager and the Fund have adopted certain compliance procedures that are designed to address these, and other, types of conflicts. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.
Compensation
Compensation – For the Funds, the investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:
Base salary Each portfolio manager is paid a base salary.
Annual bonus Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and mutual fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and mutual funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:
•
Investment performance. Primary consideration is given to the historic investment performance of all accounts managed by the portfolio manager over the 1, 3 and 5 preceding years measured against risk benchmarks developed by the fixed income management team. The pretax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

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•
Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager's business and the investment management team, including business knowledge, contribution to team efforts, mentoring of junior staff, and contribution to the marketing 60 of the Fund, are evaluated in determining the amount of any bonus award.

•	Research. Where the portfolio management team also has research responsibilities, each portfolio manager is evaluated on productivity and quality of recommendations over time.
•	Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager's appraisal.
Additional long-term equity-based compensation Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more mutual funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.
Gateway Investment Advisers, LLC
The compensation of Messrs. Stewart, Toft, Buckius, and Ashcraft (the "Portfolio Managers") is composed of three parts: base salary and incentive compensation related to the financial results of Gateway Investment Adviser, LLC ("Gateway") (and not based on the investment performance of the Fund or any other managed account, either absolutely or in relation to any benchmark), and a retirement plan.  The incentive compensation component, comprised of both a long-term incentive pool and a short-term incentive pool, is anticipated to be larger than the base salary component.  Certain portfolio managers are parties to employment agreements that provide for automatic renewals for successive one-year periods and, among other things, a specified base salary, and certain undertakings not to compete with Gateway or solicit its clients.  The noncompetition and non-solicitation undertakings will expire one year from the termination of employment.
Invesco Advisers, Inc.
Invesco seeks to maintain a compensation program that is competitively positioned to attract and retain high-caliber investment professionals. Portfolio managers receive a base salary, an incentive bonus opportunity and an equity compensation opportunity. Portfolio manager compensation is reviewed and may be modified each year as appropriate to reflect changes in the market, as well as to adjust the factors used to determine bonuses to promote good sustained fund performance. Invesco evaluates competitive market compensation by reviewing compensation survey results conducted by an independent third party of investment industry compensation. Each portfolio manager's compensation consists of the following three elements:
•	Base salary. Each portfolio manager is paid a base salary. In setting the base salary, Invesco's intention is to be competitive in light of the particular portfolio manager's experience and responsibilities.
•	Annual bonus. The portfolio managers are eligible, along with other employees of Invesco, to participate in a discretionary year-end bonus pool. The Compensation Committee of Invesco Ltd. reviews and approves the amount of the bonus pool available for Invesco's investment centers. The Compensation Committee considers investment performance and financial results in its review. In addition, while having no direct impact on individual bonuses, assets under management are considered when determining the starting bonus funding levels. Each portfolio manager is eligible to receive an annual cash bonus which is based on quantitative (i.e. investment performance) and non-quantitative factors (which may include, but are not limited to, individual performance, risk management and teamwork).
Each portfolio manager's compensation is linked to the pre-tax investment performance of the funds/accounts managed by the portfolio manager as described in Table 1 below.
TABLE 1
Subadviser	Performance time period[1]
Invesco[2,3]	One-, Three- and Five-year performance against Fund peer group.
1	Rolling time periods based on calendar year end.
2	Portfolio Managers may be granted a short-term award that vests on a pro-rata basis over a four year period and final payments are based on the performance of eligible funds selected by the portfolio manager at the time the award is granted.
3	Portfolio Managers for Invesco Van Kampen Equity and Income Fund, and Invesco Van Kampen Growth and Income Fund's compensation is based on the one-, three- and five-year performance against the Fund's peer group. Furthermore, for the portfolio manager(s) formerly managing the predecessor funds to the Funds in this footnote 4, they also have a ten-year performance measure.
High investment performance (against applicable peer group and/or benchmarks) would deliver compensation generally associated with top pay in the industry (determined by reference to the third-party provided compensation survey information) and poor investment performance (versus applicable peer group) would result in low bonus compared to the applicable peer
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group or no bonus at all. These decisions are reviewed and approved collectively by senior leadership which has responsibility for executing the compensation approach across the organization.
•	Deferred/Long-Term compensation. Portfolio managers granted an award that allows them to select receipt of shares of certain Invesco Funds with a vesting period as well as commons shares and/or restricted shares of certain Invesco Ltd. stock from pools determined from time to time by the Compensation Committee of the Invesco Ltd's Board of Directors. Awards of deferred/long-term compensation typically vest over time, so as to create incentives to retain key talent.
Portfolio managers also participate in benefit plans and programs available generally to all employees.
J.P. Morgan Investment Management Inc.
JPMorgan's portfolio managers participate in a competitive compensation program that is designed to attract, retain and motivate talented people and closely link the performance of investment professionals to client investment objectives. JPMorgan manages compensation on a total compensation basis, the components being base salary fixed from year to year and a variable discretionary incentive award. Base salaries are reviewed annually and awarded based on individual performance and business results taking into account level and scope of position, experience and market competitiveness. The variable discretionary performance based incentive award consists of cash incentives and deferred compensation which includes mandatory notional investments (as described below) in selected mutual funds advised by JPMorgan or its affiliates ("Mandatory Investment Plan"). These elements reflect individual performance and the performance of JPMorgan's business as a whole. Each portfolio manager's performance is formally evaluated annually based on a variety of factors including the aggregate size and blended performance of the portfolios such portfolio manager manages, individual contribution relative to client risk and return objectives, and adherence with JPMorgan's compliance, risk and regulatory procedures. In evaluating each portfolio manager's performance with respect to the mutual funds he or she manages, the pre-tax performance of the funds (or the portion of the funds managed by the portfolio manager) is compared to the appropriate market peer group and to the competitive indices JPMorgan has identified for the investment strategy over one, three and five year periods (or such shorter time as the portfolio manager has managed the funds). Investment performance is generally more heavily weighted to the long-term.
Deferred compensation granted as part of an employee's annual incentive compensation comprises from 0% to 60% of a portfolio manager's total performance based incentive. As the level of incentive compensation increases, the percentage of compensation awarded in deferred incentives also increases. JPMorgan's portfolio managers are required to notionally invest a certain percentage of their deferred compensation (typically 20% to 50% depending on the level of compensation) into the selected funds they manage. The remaining portion of the non-cash incentive is elective and may be notionally invested in any of the other mutual funds available in the Mandatory Investment Plan or can be placed in restricted stock. When these awards vest over time, the portfolio manager receives cash equal to the market value of the notional investment in the selected mutual funds.
Metropolitan West Asset Management, LLC
The overall objective of the Subadviser's compensation program for portfolio managers is to attract experienced and expert investment professionals and to retain them over the long-term. Compensation is comprised of several components which, in the aggregate, are designed to achieve these objectives and to reward the portfolio managers for their contributions to the successful performance of the accounts they manage. Portfolio managers are compensated through a combination of base salary, profit sharing based compensation ("profit sharing"), bonus and equity incentive participation in the Subadviser's parent company ("equity incentives"). Profit sharing and equity incentives generally represent most of the portfolio managers' compensation. In some cases, portfolio managers are eligible for discretionary bonuses.
Salary – Salary is agreed to with managers at time of employment and is reviewed from time to time. It does not change significantly and often does not constitute a significant part of the portfolio manager's compensation.
Profit Sharing – Profit sharing for investment professionals is based on net income relating to accounts in the investment strategy area for whch the investment professionals are responsible. In most cases, revenues are allocated to a pool and profit sharing compensation is allocated among members of the investment team after the deduction of certain expenses (including base salaries) related to the strategy group. The profit sharing percentage used to compensate a portfolio manager for management of the Funds is generally the same as that used to compensate portfolio managers for all other client accounts in the same strategy managed by the Subadviser or one of the other TCW-affiliated advisers (together, "the TCW Group"). In some cases, the pool includes revenues related to more than one product, in which case each participant in the pool is entitled to profit sharing derived from his or her contribution to all the included products.
Investment professionals are not directly compensated for generating performance fees. In some cases, the profit sharing percentage or pool may be increased by the relative pre-tax performance of the investment strategy composite returns, net of fees and expenses, to that of the benchmark. The measurement of performance relative to the benchmark can be based on single year or multiple year metrics, or a combination thereof. The benchmark used is the one associated with the Fund managed by the
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portfolio manager as disclosed in the prospectus. Benchmarks vary from strategy to strategy but, within a given strategy, the same benchmark applies to all accounts, including the Funds.
Discretionary Bonus/Guaranteed Minimums – In general, portfolio managers do not receive discretionary bonuses. However, in some cases bonuses may be paid on a discretionary basis out of a department profit sharing pool, as determined by the supervisor(s) in the department. In other cases where portfolio managers do not receive profit sharing or where the company has determined the combination of salary and profit sharing does not adequately compensate the portfolio manager, discretionary bonuses may be paid by the TCW Group. Also, pursuant to contractual arrangements, some portfolio managers may be entitled to a mandatory bonus if the sum of their salary and profit sharing does not meet certain minimum thresholds.
Equity Incentives – Many portfolio managers participate in equity incentives based on overall firm performance of the TCW Group and its affiliates, through ownership or participation in restricted unit plans that vest over time or unit appreciation plans of the Subadviser's parent company. The plans include the Fixed Income Retention Plan, Restricted Unit Plan and 2014 Equity Unit Incentive Plan.
Under the Fixed Income Retention Plan, certain portfolio managers in the fixed income area were awarded cash and/or partnership units in the Subadviser's parent company, either on a contractually-determined basis or on a discretionary basis. Awards under this plan were made in or after 2010 vested over a period of time.
Under the Restricted Unit Plan, certain portfolio managers in the fixed income and equity areas were awarded partnership units in the Subadviser's parent company. Awards under this plan vest over time. Vesting is in part dependent on satisfaction of performance criteria.
Under the 2013 Equity Unit Incentive Plan, certain portfolio managers in the fixed income and equity areas are awarded options to acquire partnership units in the Subadviser's parent company with a strike price equal to the fair market value of the option at the date of grant. The options granted under the plan are subject to vesting and other conditions.
Massachusetts Financial Services Company ("MFS")
Portfolio manager compensation is reviewed annually.  As of December 31, 2015, portfolio manager total cash compensation at MFS is a combination of base salary and performance bonus:
Base Salary – Base salary represents a smaller percentage of portfolio manager total cash compensation than performance bonus.
Performance Bonus – Generally, the performance bonus represents more than a majority of portfolio manager total cash compensation.
The performance bonus is based on a combination of quantitative and qualitative factors, with more weight given to the former and less weight given to the latter.
The quantitative portion is based on the pre-tax performance of assets managed by the portfolio manager over one-, three-, and five-year periods relative to peer group universes and/or indices ("benchmarks"). As of December 31, 2015, the following benchmark was used to measure the following portfolio manager's performance for the following Funds:
Fund	Portfolio Manager	Benchmark(s)
MFS Investors Trust Fund	T. Kevin Beatty	Standard & Poor's 500 Index
	Edward Maloney	Standard & Poor's 500 Index
MFS Value Fund	Nevin P. Chitkara	Russell 1000 Value Index
	Steven R. Gorham	Russell 1000 Value Index
MFS Mid Cap Value Fund	Brooks Taylor	Russell Mid Cap Value Index
	Kevin Schmitz	Russell Mid Cap Value Index
Additional or different benchmarks, including versions of indices, custom indices, and linked indices that combine performance of different indices for different portions of the time period, may also be used. Consideration is given to portfolio performance over one, three, and five years with emphasis placed on the longer periods. For portfolio managers who have served for more than five years, additional longer-term performance periods are also considered. For portfolio managers who have served for less than five years, performance periods are adjusted as appropriate.
The qualitative portion is based on the results of an annual internal peer review process (conducted by other portfolio managers, analysts, and traders) and management's assessment of overall portfolio manager contributions to investor relations and the investment process (distinct from fund and other account performance). This performance bonus may be in the form of cash and/or a deferred cash award, at the discretion of management.  A deferred cash award is issued for a cash value and becomes payable over a three-year vesting period if the portfolio manager remains in the continuous employ of MFS or its affiliates. During the vesting period, the value of the unfunded deferred cash award will fluctuate as though the portfolio manager had
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invested the cash value of the award in an MFS Fund(s) selected by the portfolio manager. A selected fund may be, but is not required to be, a fund that is managed by the portfolio manager.
Portfolio managers also typically benefit from the opportunity to participate in the MFS Equity Plan. Equity interests are awarded by management, on a discretionary basis, taking into account tenure at MFS, contribution to the investment process, and other factors.
Finally, portfolio managers also participate in benefit plans (including a defined contribution plan and health and other insurance plans) and programs available generally to other employees of MFS. The percentage such benefits represent of any portfolio manager's compensation depends upon the length of the individual's tenure at MFS and salary level, as well as other factors.
Potential Conflicts of Interest
MFS seeks to identify potential conflicts of interest resulting from a portfolio manager's management of both the Fund and other accounts, and has adopted policies and procedures designed to address such potential conflicts.
The management of multiple funds and accounts (including proprietary accounts) gives rise to conflicts of interest if the funds and accounts have different objectives and strategies, benchmarks, time horizons and fees as a portfolio manager must allocate his or her time and investment ideas across multiple funds and accounts.  In certain instances there are securities which are suitable for the Fund's portfolio as well as for accounts of MFS or its subsidiaries with similar investment objectives. MFS's trade allocation policies may give rise to conflicts of interest if the Fund's orders do not get fully executed or are delayed in getting executed due to being aggregated with those of other accounts of MFS or its subsidiaries.  A portfolio manager may execute transactions for another fund or account that may adversely affect the value of the Fund's investments.  Investments selected for funds or accounts other than the Fund may outperform investments selected for the Fund.
When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by MFS to be fair and equitable to each. Allocations may be based on many factors and may not always be pro rata based on assets managed. The allocation methodology could have a detrimental effect on the price or volume of the security as far as the Fund is concerned.
MFS and/or a portfolio manager may have a financial incentive to allocate favorable or limited opportunity investments or structure the timing of investments to favor accounts other than the Fund, for instance, those that pay a higher advisory fee and/or have a performance adjustment and/or include an investment by the portfolio manager.
Morgan Stanley Investment Management, Inc.
Portfolio Manager Compensation Structure
Morgan Stanley's compensation structure is based on a total reward system of base salary and incentive compensation, which is paid either in the form of cash bonus, or for employees meeting the specified deferred compensation eligibility threshold, partially as a cash bonus and partially as mandatory deferred compensation. Deferred compensation may be granted as a deferred cash award under the Investment Management Alignment Plan (IMAP), as an equity-based award or as a deferred incentive compensation award under another Firm compensation plan. The portion of incentive compensation granted in the form of a deferred compensation award and the terms of such awards are determined annually by the Compensation, Management Development and Committee of the Morgan Stanley Board of Directors.
Base salary compensation. Generally, portfolio managers receive base salary compensation based on the level of their position with the Adviser.
Incentive compensation. In addition to base compensation, portfolio managers may receive discretionary year-end compensation.
Incentive compensation may include:
• Cash Bonus.
• Deferred Compensation:
•
A mandatory program that defers a portion of incentive compensation into restricted stock units or other awards based on Morgan Stanley common stock or other plans that are subject to vesting and other conditions.

•
IMAP is a cash-based deferred compensation plan designed to increase the alignment of participants' interests with the interests of the Advisor's clients. For eligible employees, a portion of their deferred compensation is mandatorily deferred into IMAP on an annual basis. Deferred incentive awards granted under IMAP are notionally invested in referenced funds advised by the Adviser or its affiliates.  Portfolio managers must notionally invest at least 25% of their IMAP award in a combination of the designated funds managed by the

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       PM that are included in the IMAP notional investment menu.
•
Deferred compensation awards are typically subject to vesting over a multi-year period and are cancellable in the event the employee terminates employment prior to the vesting date (other than for reasons of death, disability, retirement and involuntary termination not involving a cancellation event).  Prior to distribution, deferred compensation awards are also subject to cancellation and clawback in the event the employee engages in certain proscribed behavior, including, without limitation, if the employee engages in "cause" (i.e., any act or omission that constitutes a breach of obligation to the Firm, including failure to comply with internal compliance, ethics or risk management standards and failure or refusal to perform duties satisfactorily, including supervisory and management duties) and if the employee takes any action, or fails to take any action (including with respect to direct supervisory responsibilities) where such action or omissions: causes a restatement of the Firm's consolidated financial results; constitutes a violation of the Firm's Global Risk Management Principles, Policies and Standards; or causes a loss of revenue associated with a position on which the employee was paid and the employee operated outside of internal control policies.

Eligibility for, and the amount of any, incentive compensation is subject to a multi-dimensional process. Specifically, consideration is given to one or more of the following factors, which can vary by portfolio management team and circumstances:
0.	Revenue and profitability of the business and/or each fund/accounts managed by the portfolio manager
1.	Revenue and profitability of the Firm
2.	Return on equity and risk factors of both the business units and Morgan Stanley
3.	Assets managed by the portfolio manager
4.	External market conditions
5.	New business development and business sustainability
6.	Contribution to client objectives
7.	Team, product and/or Investment Management performance
8.	The pre-tax investment performance of the funds/accounts managed by the portfolio manager (which is measured against the applicable benchmark(s) over one, three and five year periods).
9.	Individual contribution and performance
The Firm has a Global Incentive Compensation Discretion Policy, approved by the CMDS. This policy sets forth standards for the appropriate exercise of managerial discretion in determining the level of incentive compensation to be awarded to an employee. This policy specifically provides that all managers must consider whether an employee managed risk appropriately and effectively managed and supervised the risk control practices of his or her employee reports during the performance year. For the Firm's material risk takers, managers are required to document their decision making process for discretionary compensation. Managers are trained on these requirements annually and are required to certify compliance with the applicable requirements. The Policy is reviewed at least annually, and updated as needed.
NFJ Investment Group LLC
Our compensation system is designed to support our corporate values and culture. While we acknowledge the importance of financial incentives and seek to pay top quartile compensation for top quartile performance, we also believe that compensation is only one of a number of critically important elements that allow the emergence of a strong, winning culture that attracts, retains and motivates talented investors and teams.
The primary components of compensation are the base salary and an annual discretionary variable compensation payment. This variable compensation component typically comprises a cash bonus that pays out immediately as well as a deferred component, for members of staff whose variable compensation exceeds a certain threshold. The deferred component for most recipients would be a notional award of the Long Term Incentive Program (LTIP); for members of staff whose variable compensation exceeds an additional threshold, the deferred compensation is itself split 50%/50% between the LTIP and a Deferral into Funds program (DIF). Currently, the marginal rate of deferral of the variable compensation can reach 42% for those in the highest variable compensation bracket. Overall awards, splits and components are regularly reviewed to ensure they meet industry best practice and, where applicable, at a minimum comply with regulatory standards.
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Base salary typically reflects scope, responsibilities and experience required in a particular role, be it on the investment side or any other function in our company. Base compensation is regularly reviewed against peers with the help of compensation survey data. Base compensation is typically a greater percentage of total compensation for more junior positions, while for the most senior roles it will be a comparatively small component, often capped and only adjusted every few years.
Discretionary variable compensation is primarily designed to reflect the achievements of an individual against set goals, over a certain time period. For an investment professional these goals will typically be 70% quantitative and 30% qualitative. The former will reflect a weighted average of investment performance over a three-year rolling time period (one-year (25%) and three year (75%) results) and the latter reflects contributions to broader team goals, contributions made to client review meetings, product development or product refinement initiatives. Portfolio managers have their performance metric aligned with the benchmarks of the client portfolios they manage.
The LTIP element of the variable compensation cliff vests three years after each (typically annual) award. Its value is directly tied to the operating result of Allianz Global Investors over the three year period of the award.
The DIF element of the variable compensation cliff vests three years after each (typically annual) award and enables these members of staff to invest in a range of Allianz Global Investors funds (investment professionals are encouraged to invest into their own funds or funds where they may be influential from a research or product group relationship perspective). Again, the value of the DIF awards is determined by the growth of the fund(s) value over the three year period covering each award.
Assuming an annual deferral of 33% over a three year period, a typical member of staff will have roughly one year's variable compensation (3x33%) as a deferred component 'in the bank'. Three years after the first award, and for as long as deferred components were awarded without break, cash payments in each year will consist of the annual cash bonus for that current year's performance as well as a payout from LTIP/DIF commensurate with the prior cumulative three-year performance.
There are a small number of revenue sharing arrangements that generate variable compensation for specialist investment teams, as well as commission payments for a limited number of members of staff in distribution. These payments are subject to the same deferral rules and deferred instruments as described above for the discretionary compensation element.
In addition to competitive compensation, the firm's approach to retention includes providing a challenging career path for each professional, a supportive culture to ensure each employee's progress and a full benefits package.
Potential Conflicts of Interest
Like other investment professionals with multiple clients, a portfolio manager for a Fund may face certain potential conflicts of interest in connection with managing both the Fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which NFJ believes are faced by investment professionals at most major financial firms. NFJ has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance ("performance fee accounts"), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:
•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.
•	The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.
•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.
A potential conflict of interest may arise when the Fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interest of the Fund as well as other accounts, the NFJ's trading desk may, to the extent by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to the Portfolio or another account if one account is favored over another in allocating securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.
Another potential conflict of interest may arise based on the different investment objectives and strategies of the Fund and other accounts. For example, another account may have a shorter term investment horizon or different investment objective, policies or restrictions than the Fund. Depending on another account's objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decision made, with respect to the Fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security. There may be circumstances when purchased or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.
The Fund's portfolio manager who is responsible for managing multiple funds and/or accounts may allocate unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.
The Fund's portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the Fund. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funs or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith and the commissions are reasonable in relation to the value of the brokerage and research services provided to the Fund and NFJ's other clients, a portfolio manager's decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she managers.
The Fund's portfolio managers may also face other potential conflicts of interest in managing the Fund, and the description above is not complete description of every conflict that could be deemed to exist in managing both the Fund and other accounts. In addition, the Fund's portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Front-running could also exist if a portfolio manager transacted in his own account prior to placing an order for the Portfolio or other clients. NFJ's investment personnel, including the Fund's portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to a Code of Ethics adopted by NFJ, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investments activities and the interest of the Fund.
OppenheimerFunds, Inc.
Portfolio managers are employed and compensated by OppenheimerFunds, Inc. (the "Sub-Adviser") or an affiliate, not by the Fund. Under the compensation program for portfolio managers and portfolio analysts, compensation is based primarily on the relative investment performance results of the funds or accounts they manage, rather than on the financial success of the Sub-Adviser. This is intended to align the interests of the portfolio managers and analysts with the success of the funds and accounts of their shareholders. The compensation structure is designed to attract and retain highly qualified investment management professionals and to reward individual and team contributions toward creating shareholder value. A portfolio manager's compensation is not directly based on the total value of assets they manage; however, higher total compensation potential is likely to align with greater assets under management. The compensation structure is intended to be internally and externally equitable and serve to reduce potential conflicts of interest arising from a portfolio manager's responsibilities managing different funds or accounts.
Portfolio manager compensation generally consists of three components: a base salary, an annual bonus, and eligibility to participate in long-term awards. In general, the average proportion of total compensation among these three components is as follows: base salary is 15%, annual bonus is 65%, and long-term awards are 20%.
The base pay component for each portfolio manager is reviewed regularly to ensure that it reflects the performance of the individual, is commensurate with the requirements of the particular portfolio, reflects any specific competence or specialty of the individual manager, and is competitive with other comparable positions.
The annual bonus is calculated based on two factors: a formulaic performance portion and a discretionary portion. In general, the formulaic performance portion is a much larger part of the annual bonus than the discretionary portion. The formulaic performance portion of the annual bonus is measured against the one, three and five year performance, or performance since inception, as applicable, of the fund(s) relative to an appropriate Morningstar peer group category selected by senior management. Performance is measured on a pre-tax basis. The compensation structure is weighted towards long-term performance of the funds, with one year performance weighted at 20%, three year performance rated at 30%, and five year performance weighted at 50%. This formula has the effect of rewarding consistently above median performance, which best aligns the interests of the portfolio manager and the shareholder. Below median performance in all three periods results in an extremely low, and in some cases no, formulaic performance based bonus.
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The discretionary portion of the annual bonus is determined by senior management of the Sub-Adviser and is based on a number of factors, including, management quality (such as style consistency, risk management, sector coverage, team leadership and coaching), contributions to marketing efforts and organizational development.
Finally, the long-term award component consists of grants in the form of appreciation rights in regard to the common stock of the Sub-Adviser's holding company parent, restricted shares of such common stock, as well as deferred cash investments in the fund(s) managed by a portfolio manager. Portfolio managers must elect to receive between 20% and 50% of their long-term award component in the form of deferred cash award indexed to the portfolio(s) and the fund(s) managed. These awards settle in cash at the end of a three-year vesting period. Through this long-term award component, portfolio managers' interests are further aligned with those of fund shareholders.
The compensation structure of other funds and/or accounts managed by a portfolio manager, if any, is generally the same as the compensation structure described above. A portfolio manager's compensation with regard to other portfolios may be based on the performance of those portfolios compared to a peer group category that may be different from that described below.
The peer group category used with respect to the Oppenheimer Discovery Fund is Morningstar - Small Growth.
Schroder Investment Management North America Inc. ("Schroder")
Schroders' methodology for measuring and rewarding the contribution made by portfolio managers combines quantitative measures with qualitative measures. Schroders' portfolio managers are compensated for their services to the accounts they manage in a combination of base salary and annual discretionary bonus, as well as the standard retirement, health and welfare benefits available to all Schroders employees. Base salary of Schroders employees is determined by reference to the level of responsibility inherent in the role and the experience of the incumbent, is benchmarked annually against market data to ensure competitive salaries, and is paid in cash. The portfolio managers' base salary is fixed and is subject to an annual review and will increase if market movements make this necessary or if there has been an increase in responsibilities.
Each portfolio manager's bonus is based in part on performance. Discretionary bonuses for portfolio managers may be comprised of an agreed contractual floor, a revenue component and/or a discretionary component. Any discretionary bonus is determined by a number of factors. At a macro level the total amount available to spend is a function of the bonus to pre-bonus profit ratio before tax and the compensation to revenue ratio achieved by Schroders globally. Schroders then assesses the performance of the division and of a management team to determine the share of the aggregate bonus pool that is spent in each area. This focus on "team" maintains consistency and minimizes internal competition that may be detrimental to the interests of Schroders' clients. For each team, Schroders assesses the performance of their funds relative to competitors and to relevant benchmarks (which may be internally-and/or externally-based and are considered over a range of performance periods), the level of funds under management, and the level of performance fees generated, if any. The portfolio managers' compensation for other accounts they manage may be based upon such accounts' performance.
For those employees receiving significant bonuses, a part may be deferred in the form of Schroders plc stock. These employees may also receive part of the deferred award in the form of notional cash investments in a range of Schroder funds.  These deferrals vest over a period of three years and are designed to ensure that the interests of the employees are aligned with those of the shareholders of Schroders.
T. Rowe Price Associates, Inc.
Portfolio manager compensation consists primarily of a base salary, a cash bonus, and an equity incentive that usually comes in the form of a stock option grant or restricted stock grant. Compensation is variable and is determined based on the following factors.
Investment performance over 1-, 3-, 5-, and 10-year periods is the most important input. The weightings for these time periods are generally balanced and are applied consistently across similar strategies. T. Rowe Price (and T. Rowe Price Hong Kong, T. Rowe Price Singapore, and T. Rowe Price International, as appropriate), evaluate performance in absolute, relative, and risk-adjusted terms. Relative performance and risk-adjusted performance are typically determined with reference to the broad-based index (e.g., S&P 500) and the Lipper index (e.g., Large-Cap Growth) set forth in the total returns table in the fund's prospectus, although other benchmarks may be used as well. Investment results are also measured against comparably managed funds of competitive investment management firms. The selection of comparable funds is approved by the applicable investment steering committee and is the same as the selection presented to the directors of the Price Funds in their regular review of fund performance. Performance is primarily measured on a pretax basis though tax efficiency is considered.
Compensation is viewed with a long-term time horizon. The more consistent a manager's performance over time, the higher the compensation opportunity. The increase or decrease in a fund's assets due to the purchase or sale of fund shares is not considered a material factor. In reviewing relative performance for fixed-income funds, a fund's expense ratio is usually taken into account.
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Contribution to T. Rowe Price's overall investment process is an important consideration as well. Sharing ideas with other portfolio managers, working effectively with and mentoring younger analysts, and being good corporate citizens are important components of T. Rowe Price's long-term success and are highly valued.
All employees of T. Rowe Price, including portfolio managers, participate in a 401(k) plan sponsored by T. Rowe Price Group. In addition, all employees are eligible to purchase T. Rowe Price common stock through an employee stock purchase plan that features a limited corporate matching contribution. Eligibility for and participation in these plans is on the same basis as for all employees. Finally, all vice presidents of T. Rowe Price Group, including all portfolio managers, receive supplemental medical/hospital reimbursement benefits.
This compensation structure is used for all portfolios managed by the portfolio manager.
Conflicts of Interest
Portfolio managers at T. Rowe Price and its affiliates typically manage multiple accounts. These accounts may include, among others, mutual funds, separate accounts (assets managed on behalf of institutions such as pension funds, colleges and universities, and foundations), offshore funds and common trust funds. Portfolio managers make investment decisions for each portfolio based on the investment objectives, policies, practices, and other relevant investment considerations that the managers believe are applicable to that portfolio. Consequently, portfolio managers may purchase (or sell) securities for one portfolio and not another portfolio. T. Rowe Price and its affiliates have adopted brokerage and trade allocation policies and procedures which they believe are reasonably designed to address any potential conflicts associated with managing multiple accounts for multiple clients.
T. Rowe Price funds may, from time to time, own shares of Morningstar, Inc. Morningstar is a provider of investment research to individual and institutional investors, and publishes ratings on mutual funds, including the T. Rowe Price Funds. T. Rowe Price manages the Morningstar retirement plan and T. Rowe Price and its affiliates pay Morningstar for a variety of products and services. In addition, Morningstar may provide investment consulting and investment management services to clients of T. Rowe Price or its affiliates.
Wells Capital Management Incorporated
The compensation structure for Wells Capital Management's Portfolio Managers includes a competitive fixed base salary plus variable incentives, payable annually and over a longer term period. Wells Capital Management participates in third party investment management compensation surveys in order to provide Wells Capital Management with market-based compensation information to help support individual pay decisions. In addition to investment management compensations surveys, Wells Capital Management also considers prior professional experience, tenure, seniority and a Portfolio Manager's team size, scope and assets under management when determining their fixed base salary.  Incentive bonuses are typically tied to relative, pre-tax investment performance of the Funds or other accounts under his or her management within acceptable risk parameters. Relative investment performance is generally evaluated for 1, 3, and 5 year performance results, with a predominant weighting on the 3- and 5- year time periods, versus the relevant benchmarks and/or peer groups consistent with the investment style. In addition, Portfolio Managers, who meet the eligibility requirements, may participate in Wells Fargo's 401(k) plan that features a limited matching contribution.  Eligibility for and participation in this plan is on the same basis for all employees.
PORTFOLIO MANAGER OWNERSHIP OF SECURITIES IN THE FUNDS
At December 31, 2015, none of the Portfolio Managers for any of the Funds beneficially owned shares of any Fund.
AFFILIATED PERSONS
The following table lists persons who are affiliated with the Trust and who are also affiliated persons of the Manager.
Name	Position with Trust	Position with the Manager
Brian J. Muench	Chairman, Trustee, and President	Governor and President
Christopher Pheiffer	Chief Compliance Officer and Anti-Money Laundering Compliance Officer	Corporate Compliance Director
Michael J. Tanski	Vice President, Operations	Assistant Vice President, Operations
Darin Egbert	Vice President, Investments	Assistant Vice President
PORTFOLIO TRANSACTIONS
Purchases and sales of portfolio securities which are debt securities usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include a commission or concession paid by the issuer to the underwriter, and purchases from dealers serving as market makers may include the spread between the bid and asked prices. Transactions on stock exchanges involve the payment of negotiated brokerage commissions. Transactions in the over‑the‑counter market are generally principal transactions with dealers. With respect to the over‑the‑counter market, the Trust, where possible will deal directly with
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

the dealers who make a market in the securities involved except under those circumstances where better price and execution are available elsewhere.
In distributing brokerage business arising out of the placement of orders for the purchase and sale of securities for any Fund, the objective of the Fund's Manager or Subadviser is to obtain the best overall terms. Allocation of transactions, including their frequency, to various brokers and dealers is determined by the Manager or Subadviser, in its best judgment and in the manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price. Subject to this consideration, brokers and dealers who provide supplemental investment research to the Manager or Subadviser may receive orders for transactions on behalf of the Trust. The types of research services the Manager or Subadviser may receive includes economic analysis and forecasts, financial market analysis and forecasts, industry and company specific analysis, performance monitoring, interest rate forecasts, arbitrage relative valuation analysis of various debt securities, analyses of U.S. Treasury securities, research-dedicated computer hardware and software and related consulting services and other services that assist in the investment decision-making process. Research services are received primarily in the form of written reports, computer-generated services, telephone contacts and personal meetings with security analysts. Research services may also be provided in the form of meetings arranged with corporate and industry spokespersons or may be generated by third parties but are provided to the Manager or Subadvisers by, or through, broker-dealers. Research so received is in addition to and not in lieu of services required to be performed by the Manager or Subadviser and does not reduce the fees payable to such adviser by the Trust. Such information may be useful to the Manager or Subadviser in serving both the Trust and other clients and, conversely supplemental information obtained by the placement of business of other clients may be useful to the Manager or Subadviser in carrying out its obligations to the Trust.
Consistent with achieving best execution, a Fund may participate in so-called "commission recapture" programs, under which brokers or dealers used by the Fund remit a portion of brokerage commissions to the particular Fund from which they were generated. Subject to oversight by the Fund's Board of Directors, either the Fund's Manager or Subadviser, is responsible for the selection of brokers or dealers and for ensuring that a Fund receives best execution in connection with its portfolio brokerage transactions. Participation in such programs may have the effect of reducing overall expenses and increasing overall returns for certain Funds.
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

While the Manager or Subadviser generally seeks competitive commissions, the Trust may not necessarily pay the lowest commission available on each brokerage transaction for the reasons discussed above. Thus, a Fund may pay a higher brokerage commission in connection with a given portfolio transaction than it would have paid another broker for the same transaction in recognition of the value of brokerage or research services provided by the executing broker. The total brokerage commissions paid by each Fund for the last 3 fiscal years are listed in the following table.
Fund	Total Brokerage Commission Paid for the Fiscal Year Ended December 31, 2015	Total Brokerage Commission Paid for the Fiscal Year Ended December 31, 2014	Total Brokerage Commission Paid for the Fiscal Year Ended December 31, 2013
AZL BlackRock Capital Appreciation Fund	$221,972	$590,294	$981,730
AZL BlackRock Global Allocation Fund	315,115	461,966	331,209
AZL Boston Company Research Growth Fund	135,560	133,561	127,747
AZL DFA Emerging Markets Core Equity Fund	82,586	NA	NA
AZL DFA Five-Year Global Fixed Income Fund	117,076	NA	NA
AZL DFA International Core Equity Fund	55,785	NA	NA
AZL DFA U.S. Core Equity Fund	86,967	NA	NA
AZL DFA U.S. Small Cap Fund	135,273	NA	NA
AZL Enhanced Bond Index Fund	8,311	14,412	33,391
AZL Federated Clover Small Value Fund	1,068,394	1,256,576	1,235,594
AZL Franklin Templeton Founding Strategy Plus Fund	177,928	191,529	188,188
AZL Gateway Fund	102,865	140,580	117,181
AZL Government Money Market Fund	-	-	-
AZL International Index Fund	154,582	45,321	45,672
AZL Invesco Equity and Income Fund	281,753	416,799	362,466
AZL Invesco Growth and Income Fund	126,372	206,746	204,857
AZL Invesco International Equity Fund	358,752	419,113	440,919
AZL JPMorgan International Opportunities Fund	296,964	389,644	395,172
AZL JPMorgan U.S. Equity Fund	222,666	256,644	358,052
AZL MetWest Total Return Bond Fund	2,791	-	NA
AZL MFS Investors Trust Fund	64,560	88,191	99,167
AZL MFS Mid Cap Value Fund	135,915	302,141	151,692
AZL MFS Value Fund	52,622	85,251	88,678
AZL Mid Cap Index Fund	73,134	10,655	19,274
AZL Morgan Stanley Global Real Estate Fund	125,868	163,887	166,881
AZL Multi-Manager Mid Cap Growth Fund	216,253	272,503	291,042
AZL NFJ International Value Fund	175,786	82,416	75,896
AZL Oppenheimer Discovery Fund	222,146	362,889	427,132
AZL Pyramis® Total Bond Fund	613	434	-
AZL Russell 1000 Growth Index Fund	3,978	5,755	9,537
AZL Russell 1000 Value Index Fund	3,451	4,791	25,554
AZL Schroder Emerging Markets Equity Fund	287,565	532,513	499,460
AZL S&P 500 Index Fund	48,864	21,447	39,506
AZL Small Cap Stock Index Fund	32,466	9,727	13,145
AZL T. Rowe Price Capital Appreciation Fund	243,092	188,846	251,701
AZL Wells Fargo Large Cap Growth Fund	22,916	33,078	-
Brokerage commissions paid by a Fund may vary significantly from year to year as a result of a variety of factors, including changing asset levels through the year, changes in portfolio turnover rates, varying market conditions, and changes in investment strategies and processes.
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

AFFILIATED BROKERS
The following table lists the amount of brokerage commissions paid during the last three years to any broker that is affiliated with the Trust, the Manager, or any Subadviser. All of the brokers listed are affiliates of the Manager or a Subadvisor.
Name of Affiliated Broker	Aggregate Dollar Amount of Brokerage Commissions Paid for the Fiscal Year Ended December 31, 2015	Aggregate Dollar Amount of Brokerage Commissions Paid for the Fiscal Year Ended December 31, 2014	Aggregate Dollar Amount of Brokerage Commissions Paid for the Fiscal Year Ended December 31, 2013
BNY Mellon Securities LLC	$28,551	$16,031	$37,760
Fidelity Brokerage Services, LLC	1,185	5,031	-
JPMorgan Securities, Inc.	319,595	380,734	-
Morgan Stanley & Co.	427,830	533,618	34
Oppenheimer & Co.	10,508	28,113	6,048
Pershing LLC	11,457	204	4,054
Wells Fargo Funds Distrubutor, LLC	27,136	42,500	-
The following table shows the percentage of aggregate brokerage commissions paid to the affiliated broker and the percentage of the aggregate dollar amount of transactions involving the payment of commissions effected through the affiliated broker during the fiscal year ended December 31, 2015.
Name of Affiliated Broker	Percentage of Aggregate Brokerage Commissions Paid for Fiscal Year Ended December 31, 2015	Percentage of Aggregate Dollar Amount of Transactions Involving the Payout of Commissions for the Fiscal Year Ended December 31, 2015
BNY Mellon Securities LLC	0.50%	0.42%
Fidelity Brokerage Services, LLC	0.02%	0.04%
JPMorgan Securities, Inc.	5.65%	7.67%
Morgan Stanley & Co.	7.56%	7.79%
Oppenheimer & Co.	0.19%	0.08%
Pershing LLC	0.20%	0.07%
Wells Fargo Funds Distributor, LLC	0.48%	0.24%
Except as permitted by applicable rules under the 1940 Act, the Trust will not acquire portfolio securities issued by, make savings deposits in, or enter into repurchase or reverse repurchase agreements with the Manager or Subadviser or the Distributor, or their affiliates. Subject to the requirements of the 1940 Act and the oversight of the Board of Trustees, the Funds may borrow from the Manager or Subadviser for temporary or emergency purposes in order to meet unanticipated redemptions or to meet payment obligations when a portfolio transaction "fails" due to circumstances beyond a Fund's control.
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

At December 31, 2015, the Funds listed below held the following securities of issuers, each of which derived more than 15% of its gross revenues from the business of a broker, dealer, underwriter, or an investment adviser:
Fund	Name of Broker or Dealer	Approximate Aggregate Value of Issuer Securities Owned by the Fund at 12/31/15
AZL BlackRock Global Allocation Fund	Bank of America Corp.	$5,176,123
AZL BlackRock Global Allocation Fund	Bank of New York Mellon Corp.	612,818
AZL BlackRock Global Allocation Fund	Citigroup, Inc.	6,736,114
AZL BlackRock Global Allocation Fund	Credit Suisse	444,352
AZL BlackRock Global Allocation Fund	Deutsche Bank AG	1,230,412
AZL BlackRock Global Allocation Fund	Natixis	6,188,856
AZL BlackRock Global Allocation Fund	Goldman Sachs Group, Inc.	2,252,044
AZL BlackRock Global Allocation Fund	JPMorgan Chase & Co.	6,543,482
AZL BlackRock Global Allocation Fund	Morgan Stanley	1,711,287
AZL BlackRock Global Allocation Fund	UBS AG	2,413,623
AZL DFA International Core Equity Fund	Credit Suisse	274,485
AZL DFA International Core Equity Fund	Deutsche Bank AG	278,862
AZL DFA International Core Equity Fund	UBS Group AG	479,795
AZL DFA International Core Equity Fund	Natixis	73,325
AZL DFA U.S. Core Equity Fund	Bank of America Corp.	3,176,124
AZL DFA U.S. Core Equity Fund	Bank of New York Mellon Corp.	899,298
AZL DFA U.S. Core Equity Fund	Citigroup, Inc.	2,764,951
AZL DFA U.S. Core Equity Fund	Natixis	2,839,010
AZL DFA U.S. Core Equity Fund	Goldman Sachs Group, Inc.	1,406,876
AZL DFA U.S. Core Equity Fund	JPMorgan Chase & Co.	5,213,926
AZL DFA U.S. Core Equity Fund	Morgan Stanley	828,046
AZL DFA U.S. Core Equity Fund	State Street Corp.	386,348
AZL Enhanced Bond Index Fund	Bank of America Corp.	7,556,551
AZL Enhanced Bond Index Fund	Bank of New York Mellon Corp.	818,996
AZL Enhanced Bond Index Fund	Citigroup, Inc.	7,173,989
AZL Enhanced Bond Index Fund	Credit Suisse	3,287,257
AZL Enhanced Bond Index Fund	Deutsche Bank AG	1,473,852
AZL Enhanced Bond Index Fund	Natixis	1,827,859
AZL Enhanced Bond Index Fund	Goldman Sachs Group, Inc.	7,407,954
AZL Enhanced Bond Index Fund	JPMorgan Chase & Co.	3,568,705
AZL Enhanced Bond Index Fund	Morgan Stanley	8,195,287
AZL Enhanced Bond Index Fund	State Street Corp.	1,781,869
AZL Franklin Templeton Founding Strategy Plus Fund	Bank of America Corp.	2,391,290
AZL Franklin Templeton Founding Strategy Plus Fund	Citigroup, Inc.	11,810,009
AZL Franklin Templeton Founding Strategy Plus Fund	Credit Suisse	2,636,861
AZL Franklin Templeton Founding Strategy Plus Fund	Deutsche Bank AG	442,494
AZL Franklin Templeton Founding Strategy Plus Fund	Natixis	3,888,143
AZL Franklin Templeton Founding Strategy Plus Fund	Goldman Sachs Group, Inc.	941,920
AZL Franklin Templeton Founding Strategy Plus Fund	JPMorgan Chase & Co.	8,570,430
AZL Franklin Templeton Founding Strategy Plus Fund	Morgan Stanley	2,309,341
AZL Gateway Fund	Bank of America Corp.	2,233,644
AZL Gateway Fund	Citigroup, Inc.	1,936,123
AZL Gateway Fund	Natixis	3,349,217
AZL Gateway Fund	Goldman Sachs Group, Inc.	1,003,881
AZL Gateway Fund	JPMorgan Chase & Co.	2,835,196
AZL Gateway Fund	Morgan Stanley	719,192
AZL Government Money Market Fund	Credit Suisse	11,999,580
AZL Government Money Market Fund	State Street Corp.	15,000,000
AZL International Index Fund	Credit Suisse	1,776,889
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

Fund	Name of Broker or Dealer	Approximate Aggregate Value of Issuer Securities Owned by the Fund at 12/31/15
AZL International Index Fund	Deutsche Bank AG	1,554,169
AZL International Index Fund	UBS AG	3,286,534
AZL International Index Fund	Natixis	235,795
AZL Invesco Equity and Income Fund	Bank of America Corp.	25,462,819
AZL Invesco Equity and Income Fund	Citigroup, Inc.	40,539,965
AZL Invesco Equity and Income Fund	Credit Suisse	607,710
AZL Invesco Equity and Income Fund	Natixis	31,064,556
AZL Invesco Equity and Income Fund	Goldman Sachs Group, Inc.	16,578,520
AZL Invesco Equity and Income Fund	JPMorgan Chase & Co.	43,521,533
AZL Invesco Equity and Income Fund	Morgan Stanley	21,106,394
AZL Invesco Equity and Income Fund	UBS AG	37,803
AZL Invesco Equity and Income Fund	Jefferies Group	2,917,340
AZL Invesco Equity and Income Fund	State Street Corp.	12,329,414
AZL Invesco Equity and Income Fund	Deutsche Bank AG	83,945
AZL Invesco Growth and Income Fund	Bank of America Corp.	10,013,362
AZL Invesco Growth and Income Fund	Citigroup, Inc.	15,938,845
AZL Invesco Growth and Income Fund	Natixis	13,150,346
AZL Invesco Growth and Income Fund	Goldman Sachs Group, Inc.	3,794,743
AZL Invesco Growth and Income Fund	JPMorgan Chase & Co.	16,671,319
AZL Invesco Growth and Income Fund	Morgan Stanley	8,159,075
AZL Invesco Growth and Income Fund	State Street Corp.	4,876,597
AZL Invesco International Equity Fund	Deutsche Bank AG	15,167,482
AZL Invesco International Equity Fund	UBS AG	8,185,593
AZL JPMorgan International Opportunities Fund	UBS AG	8,954,541
AZL JPMorgan U.S. Equity Fund	Bank of America Corp.	6,465,615
AZL JPMorgan U.S. Equity Fund	Citigroup, Inc.	6,849,474
AZL JPMorgan U.S. Equity Fund	Natixis	2,985,759
AZL JPMorgan U.S. Equity Fund	Goldman Sachs Group, Inc.	5,082,486
AZL JPMorgan U.S. Equity Fund	Morgan Stanley	6,302,929
AZL Metwest Total Return Bond Fund	Bank of America Corp.	5,346,740
AZL Metwest Total Return Bond Fund	Citigroup, Inc.	7,421,382
AZL Metwest Total Return Bond Fund	Credit Suisse	2,787,390
AZL Metwest Total Return Bond Fund	Natixis	876,639
AZL Metwest Total Return Bond Fund	Goldman Sachs Group, Inc.	3,120,950
AZL Metwest Total Return Bond Fund	JPMorgan Chase & Co.	4,461,696
AZL Metwest Total Return Bond Fund	Morgan Stanley	7,195,283
AZL Metwest Total Return Bond Fund	UBS AG	660,478
AZL MFS Investors Trust Fund	Bank of America Corp.	6,515,920
AZL MFS Investors Trust Fund	Goldman Sachs Group, Inc.	5,590,914
AZL MFS Investors Trust Fund	JPMorgan Chase & Co.	10,225,009
AZL MFS Investors Trust Fund	Morgan Stanley	2,481,403
AZL MFS Investors Trust Fund	State Street Corp.	1,678,643
AZL MFS Value Fund	Bank of New York Mellon Corp.	5,152,211
AZL MFS Value Fund	Citigroup, Inc.	2,909,489
AZL MFS Value Fund	Goldman Sachs Group, Inc.	8,197,222
AZL MFS Value Fund	JPMorgan Chase & Co.	21,136,268
AZL MFS Value Fund	State Street Corp.	3,714,036
AZL Morgan Stanley Global Real Estate Fund	Deutsche Bank AG	878,711
AZL Pyramis® Total Bond Fund	Bank of America Corp.	7,881,315
AZL Pyramis® Total Bond Fund	Citigroup, Inc.	5,409,055
AZL Pyramis® Total Bond Fund	Credit Suisse	2,508,796
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

Fund	Name of Broker or Dealer	Approximate Aggregate Value of Issuer Securities Owned by the Fund at 12/31/15
AZL Pyramis® Total Bond Fund	Deutsche Bank AG	900,591
AZL Pyramis® Total Bond Fund	Goldman Sachs Group, Inc.	398,844
AZL Pyramis® Total Bond Fund	JPMorgan Chase & Co.	12,492,598
AZL Pyramis® Total Bond Fund	Morgan Stanley	4,934,531
AZL Pyramis® Total Bond Fund	UBS AG	4,511,333
AZL Russell 1000 Growth Index Fund	Bank of New York Mellon Corp.	47,321
AZL Russell 1000 Value Index Fund	Bank of America Corp.	3,420,714
AZL Russell 1000 Value Index Fund	Bank of New York Mellon Corp.	798,060
AZL Russell 1000 Value Index Fund	Citigroup, Inc.	3,038,812
AZL Russell 1000 Value Index Fund	Natixis	5,668,273
AZL Russell 1000 Value Index Fund	Goldman Sachs Group, Inc.	1,506,903
AZL Russell 1000 Value Index Fund	JPMorgan Chase & Co.	4,742,407
AZL Russell 1000 Value Index Fund	Morgan Stanley	943,739
AZL Russell 1000 Value Index Fund	State Street Corp.	528,756
AZL S&P 500 Index Fund	Bank of America Corp.	11,737,814
AZL S&P 500 Index Fund	Bank of New York Mellon Corp.	3,021,550
AZL S&P 500 Index Fund	Citigroup, Inc.	10,331,267
AZL S&P 500 Index Fund	Natixis	19,702,717
AZL S&P 500 Index Fund	Goldman Sachs Group, Inc.	4,790,874
AZL S&P 500 Index Fund	JPMorgan Chase & Co.	16,275,339
AZL S&P 500 Index Fund	Morgan Stanley	3,229,637
AZL S&P 500 Index Fund	State Street Corp.	1,802,802
AZL T. Rowe Price Capital Appreciation Fund	Bank of New York Mellon Corp.	25,697,152
AZL T. Rowe Price Capital Appreciation Fund	JPMorgan Chase & Co.	3,342,419
AZL T. Rowe Price Capital Appreciation Fund	State Street Corp.	2,445,326
Investment decisions for each Fund of the Trust are made independently from those made for the other Funds or any other portfolio investment company or account managed by the Manager or Subadviser. Any such other portfolio, investment company or account may also invest in the same securities as the Trust. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, portfolio, investment company or account, the transaction will be averaged as to price, and available investments will be allocated as to amount, in a manner which the Manager or Subadviser believes to be equitable to the Fund(s) and such other portfolio, investment company, or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by the Fund. To the extent permitted by law, the Manager or Subadviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for other Funds or for other portfolios, investment companies, or accounts in order to obtain best execution. In making investment recommendations for the Trust, the Manager or Subadviser will not inquire or take into consideration whether an issuer of securities proposed for purchase or sale by the Trust is a customer of the Manager, its parent, affiliates, or a Subadviser and, in dealing with its customers, the Manager, its parent and affiliates or a Subadviser will not inquire or take into consideration whether securities of such customers are held by the Trust.
ADMINISTRATOR AND FUND ACCOUNTANT
Citi Fund Services Ohio, Inc. ("CFSO"), whose principal location of business is 3435 Stelzer Road, Columbus, Ohio 43219, serves as the administrator (the "Administrator") and fund accountant (the "Fund Accountant") to the Trust pursuant to an Amended Services Agreement dated January 1, 2015 (the "Services Agreement"), as amended.
As Administrator, CFSO has agreed to maintain office facilities for the Trust; furnish statistical and research data, clerical and certain bookkeeping services and stationery and office supplies; prepare the periodic reports to the SEC on Form N‑SAR and N-CSR or any comparable or replacement forms thereof; compile data for, prepare for execution by the Funds and file certain federal and state tax returns and required tax filings; prepare compliance filings pursuant to state securities laws with the advice of the Trust's counsel; keep and maintain the financial accounts and records of the Funds, including calculation of daily expense accruals; and generally assist in all aspects of the Trust's operations other than those performed by the Manager under the Investment Management Agreement, the Subadvisers under the Subadvisory Agreements, or by the Custodian under the Custody Agreement. Under the Services Agreement, the Administrator may delegate all or any part of its responsibilities thereunder.
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

As Fund Accountant, CFSO maintains the accounting books and records for the Funds, including journals containing an itemized daily record of all purchases and sales of portfolio securities, all receipts and disbursements of cash and all other debits and credits, general and auxiliary ledgers reflecting all asset, liability, reserve, capital, income and expense accounts, including interest accrued and interest received and other required separate ledger accounts; maintains a monthly trial balance of all ledger accounts; performs certain accounting services for the Funds, including calculation of the net asset value per share, calculation of the dividend and capital gain distributions, if any, and of yield, reconciliation of cash movements with Trust's custodian, affirmation to the Trust's custodian of all portfolio trades and cash settlements, verification and reconciliation with the Trust's custodian of all daily trade activities; provides certain reports; obtains dealer quotations, prices from a pricing service matrix prices, or where necessary, fair value pricing information or adjustment factors from independent fair value pricing sources on all portfolio securities in order to mark the portfolio to the market; and prepares an interim balance sheet, statement of income and expense, and statement of changes in net assets for the Funds.
Under the terms of the Services Agreement CFSO also provides a variety of compliance services utilized by the Chief Compliance Officer of the Trust.
CFSO receives a fee from each Fund for its services as Administrator and Fund Accountant and is reimbursed for certain expenses assumed pursuant to the Services Agreement, aggregated and paid monthly, including (a) an asset-based fee, calculated daily and paid monthly, at the annual rate of 0.05% of the combined average daily net assets of the Funds up to $4 billion; 0.04% of the combined average daily net assets of the Funds from $4 billion to $6 billion; 0.02% of the combined average daily net assets of the Funds from $6 billion to $8 billion; and 0.01% of the combined average daily net assets of the Funds over $8 billion; and (b) a fee of either $5,000 or $7,500 per Fund (depending on the number of securities held by the Fund) for fair value support services. The fees under (a) above are subject to a minimum fee of $60,000 per year for each Fund.  From time to time, CFSO may waive all or a portion of the administration fee payable to it by the Funds, either voluntarily or pursuant to applicable statutory expense limitations. In addition, CFSO receives an annual fee of $85,000 from the Trust for compliance services provided under the terms of the Services Agreement.
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

For the fiscal year ended December 31, 2015, CFSO was entitled to receive and waived administration fees from the Funds as follows:
Fund	Service Fees Earned	Service Fees Waived
AZL BlackRock Capital Appreciation Fund	$143,834	-
AZL BlackRock Global Allocation Fund	361,927	-
AZL Boston Company Research Growth Fund	84,970	-
AZL DFA Emerging Markets Core Equity Fund	22,895	-
AZL DFA Five-Year Global Fixed Income Fund	117,453	-
AZL DFA International Core Equity Fund	105,231	-
AZL DFA U.S. Core Equity Fund	152,178	-
AZL DFA U.S. Small Cap Fund	42,425	-
AZL Enhanced Bond Index Fund	315,470	-
AZL Federated Clover Small Value Fund	95,775	-
AZL Franklin Templeton Founding Strategy Plus Fund	271,500	-
AZL Gateway Fund	61,887	-
AZL Government Money Market Fund	177,834	-
AZL International Index Fund	304,103	-
AZL Invesco Equity and Income Fund	389,618	-
AZL Invesco Growth and Income Fund	120,885	-
AZL Invesco International Equity Fund	155,011	-
AZL JPMorgan International Opportunities Fund	165,416	-
AZL JPMorgan U.S. Equity Fund	121,180	-
AZL MetWest Total Return Bond Fund	74,374	-
AZL MFS Investors Trust Fund	90,418	-
AZL MFS Mid Cap Value Fund	61,804	-
AZL MFS Value Fund	137,722	-
AZL Mid Cap Index Fund	126,795	-
AZL Morgan Stanley Global Real Estate Fund	76,508	-
AZL Multi-Manager Mid Cap Growth Fund	113,018	-
AZL NFJ International Value Fund	59,288	-
AZL Oppenheimer Discovery Fund	74,042	-
AZL Pyramis® Total Bond Fund	200,213	-
AZL Russell 1000 Growth Index Fund	40,680	-
AZL Russell 1000 Value Index Fund	68,332	-
AZL Schroder Emerging Markets Equity Fund	91,291	-
AZL S&P 500 Index Fund	371,944	-
AZL Small Cap Stock Index Fund	94,547	-
AZL T. Rowe Price Capital Appreciation Fund	276,465	-
AZL Wells Fargo Large Cap Growth Fund	28,280	-
The Services Agreement shall continue in effect until December 31, 2018, and thereafter renew for successive one‑year terms unless terminated by either party not less than 60 days prior to the expiration of such term, provided that any such renewal is approved at least annually (i) by the Trust's Board of Trustees and (ii) by vote of a majority of the Trustees who are not interested persons (as defined in the 1940 Act) of any party to the Services Agreement cast in person at a meeting called for such purpose. The Services Agreement is terminable for cause with respect to a particular Fund at any time on 60 days' written notice without penalty by the Trust or by CFSO. The Services Agreement provides that CFSO shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Services Agreement relates, except a loss from willful misfeasance, bad faith or negligence in the performance of its duties, or from the reckless disregard by CFSO of its obligations and duties thereunder.
DISTRIBUTOR
Allianz Life Financial Services, LLC ("ALFS"), an affiliate of the Manager, whose principal location of business is 5701 Golden Hills Drive, Minneapolis, Minnesota 55416, serves as distributor to the Trust pursuant to a Distribution Agreement dated as of August 28, 2007 (the "Distribution Agreement"). The Distribution Agreement provides that the Distributor will use appropriate
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

efforts to solicit orders for the sale of the Funds' shares from bona fide investors and may enter into selling group agreements with responsible dealers and dealer managers as well as sell the Funds' shares to individual investors. The Distributor is not obligated to sell any specific amount of shares.
The Distribution Agreement was last approved by the Trust's Board of Trustee's (including a majority of such Trustee's who are not interested persons of the Trust or any party to such agreement within the meaning of the 1940 Act) on December 2, 2015. Unless otherwise terminated, the Distribution Agreement will continue in effect for successive one‑year periods from the date of such Agreement if approved at least annually (i) by the Trust's Board of Trustees or by the vote of a majority of the outstanding shares of the Trust, and (ii) by the vote of a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any party to the Distribution Agreement, cast in person at a meeting called for the purpose of voting on such approval. The Distribution Agreement is terminable at any time on 60 days' written notice without penalty by the Trustees, by a vote of a majority of the shareholders of the Trust, or by ALFS on 90 days' written notice. The Distribution Agreement will automatically terminate in the event of any assignment as defined in the 1940 Act.
Distribution Plan – A Distribution Plan (the "Plan") has been adopted by each of the Funds pursuant to Rule 12b‑1 of the Act. Pursuant to the Plan, the Funds may pay directly or reimburse the Distributor monthly in amounts described in the Prospectus for costs and expenses of marketing the shares of the Funds.
The Plan provides for payments by each Fund to the Distributor at an annual rate not to exceed 0.25% of the Fund's average net assets. For the JPMorgan U.S. Equity Fund, Schroder Emerging Markets Equity Fund, S&P 500 Index Fund, and T. Rowe Price Capital Appreciation Fund (the "Multi-Class Funds") payments to the Distributor may be made only on assets attributable to Class 2 Shares.
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

For the fiscal year or period ended December 31, 2015, the following 12b‑1 fees shown as earned and waived for the Funds were:
Fund	12b‑1 Fees Earned	12b‑1 Fees Waived
AZL BlackRock Capital Appreciation Fund	1,392,450	–
AZL BlackRock Global Allocation Fund	1,989,647	–
AZL Boston Company Research Growth Fund	803,092	–
AZL DFA Emerging Markets Core Equity Fund	111,830	–
AZL DFA Five-Year Global Fixed Income Fund	938,651	–
AZL DFA International Core Equity Fund	306,735	–
AZL DFA U.S. Core Equity Fund	1,015,258	–
AZL DFA U.S. Small Cap Fund	381,151	–
AZL Enhanced Bond Index Fund	1,914,760	–
AZL Federated Clover Small Value Fund	909,252	–
AZL Franklin Templeton Founding Strategy Plus Fund	1,935,017	–
AZL Gateway Fund	528,789	–
AZL Government Money Market Fund	1,698,408	–
AZL International Index Fund	1,700,552	–
AZL Invesco Equity and Income Fund	3,311,810	–
AZL Invesco Growth and Income Fund	979,824	–
AZL Invesco International Equity Fund	1,293,038	–
AZL JPMorgan International Opportunities Fund	1,410,783	–
AZL JPMorgan U.S. Equity Fund	1,148,623	–
AZL MetWest Total Return Bond Fund	1,026,313	–
AZL MFS Investors Trust Fund	851,865	–
AZL MFS Mid Cap Value Fund	538,937	–
AZL MFS Value Fund	1,228,259	–
AZL Mid Cap Index Fund	1,148,783	–
AZL Morgan Stanley Global Real Estate Fund	438,583	–
AZL Multi-Manager Mid Cap Growth Fund	1,083,297	–
AZL NFJ International Value Fund	337,569	–
AZL Oppenheimer Discovery Fund	684,171	–
AZL Pyramis® Total Bond Fund	1,145,212	–
AZL Russell 1000 Growth Index Fund	282,824	–
AZL Russell 1000 Value Index Fund	518,746	–
AZL Schroder Emerging Markets Fund (Class 2)	516,502	–
AZL S&P 500 Index Fund (Class 2)	3,500,689	–
AZL Small Cap Stock Index Fund	800,160	–
AZL T. Rowe Price Capital Appreciation Fund	2,476,079	–
AZL Wells Fargo Large Cap Growth Fund	240,279	–
Under the Plan, each Fund pays the Distributor and other securities dealers and other financial institutions and organizations for certain distribution activities. The above amounts represent payments to securities dealers and other financial institutions and organizations for certain distribution services. Amounts received by the Distributor may, additionally, subject to the Plan's maximums, be used to cover certain other costs and expenses related to the distribution of Fund shares and provision of service to Fund shareholders, including: (a) advertising by radio, television, newspapers, magazines, brochures, sales literature, direct mail or any other form of advertising; (b) expenses of sales employees or agents of the Distributor, including salary, commissions, travel and related expenses; (c) costs of printing prospectuses and other materials to be given or sent to prospective investors; and (d) such other similar services as the Trustees determine to be reasonably calculated to result in the sale of shares of the Funds. Each Fund will pay all costs and expenses in connection with the preparation, printing and distribution of the Prospectus to current shareholders and the operation of its Plan(s), including related legal and accounting fees. A Fund will not be liable for distribution expenditures made by the Distributor in any given year in excess of the maximum amount payable under a Plan for that Fund in that year.
The Plan provides that it may not be amended to increase materially the costs which the Funds may bear pursuant to the Plan without shareholder approval and that other material amendments to the Plan must be approved by the Board of Trustees, and by the Trustees who are neither "interested persons" (as defined in the 1940 Act) of the Trust nor have any direct or indirect financial
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

interest in the operation of the particular Plan or any related agreement, by vote cast in person at a meeting called for the purpose of considering such amendments. The selection and nomination of the Trustees have been committed to the discretion of the Trustees who are not "interested persons" of the Trust.  The continuance of the Plan is subject to similar annual approval by the Trustees and the Plan Trustees. The Plan's continuance was most recently approved by the Board of Trustees on December 2, 2015.
The Plan is terminable at any time by a vote of a majority of the Plan Trustees or by vote of the holders of a majority of the shares of the Fund. The Board of Trustees has concluded that there is a reasonable likelihood that the Plan will benefit the Funds and their shareholders.
The Plan was initially approved by the Board of Trustees, as described above, for each Fund on the dates shown in the table below:
Fund	Date
AZL BlackRock Capital Appreciation Fund	February 25, 2005
AZL BlackRock Global Allocation Fund	October 26, 2011
AZL Boston Company Research Growth Fund	September 6, 2001
AZL DFA Emerging Markets Core Equity Fund	June 11, 2014
AZL DFA Five-Year Global Fixed Income Fund	June 11, 2014
AZL DFA International Core Equity Fund	June 11, 2014
AZL DFA U.S. Core Equity Fund	June 11, 2014
AZL DFA U.S. Small Cap Fund	June 11, 2014
AZL Enhanced Bond Index Fund	February 21, 2009
AZL Federated Clover Small Value Fund	March 1, 2003
AZL Franklin Templeton Founding Strategy Plus Fund	February 21, 2009
AZL Gateway Fund	February 20, 2010
AZL Government Money Market Fund	October 6, 1999*
AZL International Index Fund	February 21, 2009
AZL Invesco Equity and Income Fund	February 27, 2004
AZL Invesco Growth and Income Fund	April 11, 2001
AZL Invesco International Equity Fund	February 27, 2002
AZL JPMorgan International Opportunities Fund	March 1, 2003
AZL JPMorgan U.S. Equity Fund	February 27, 2004
AZL MetWest Total Return Bond Fund	September 10, 2014
AZL MFS Investors Trust Fund	February 25, 2005
AZL MFS Mid Cap Value Fund	February 25, 2006
AZL MFS Value Fund	April 11, 2001
AZL Mid Cap Index Fund	February 21, 2009
AZL Morgan Stanley Global Real Estate Fund	February 25, 2006
AZL Multi-Manager Mid Cap Growth Fund	April 11, 2001
AZL NFJ International Value Fund	February 21, 2009
AZL Oppenheimer Discovery Fund	February 25, 2005
AZL Pyramis® Total Bond Fund	June 12, 2012
AZL Russell 1000 Growth Index Fund	February 20, 2010
AZL Russell 1000 Value Index Fund	February 20, 2010
AZL Schroder Emerging Markets Equity Fund	February 25, 2006
AZL S&P 500 Index Fund	February 23, 2007
AZL Small Cap Stock Index Fund	February 23, 2007
AZL T. Rowe Price Capital Appreciation Fund	September 6, 2001
AZL Wells Fargo Large Cap Growth Fund	February 19, 2014
*	Approved by the sole shareholder of each class of shares of each of the Fund on October 26, 1999.
CUSTODIAN
The Bank of New York Mellon ("BNY Mellon"), One Wall Street, New York, New York 10286, serves as custodian of the Fund.  BNY Mellon is paid certain fees and reimbursed for certain out-of-pocket expenses for its services.  Fees paid by the Fund for these services are included under "Other Expenses" in the Fees and Expenses table for each Fund.  BNY Mellon is affiliated with Boston Company Asset Management, LLC.
TRANSFER AGENT
As of March 15, 2016, FIS Investor Services LLC, whose principal location of business is 4249 Easton Way Suite 400, Columbus, OH 43219, serves as the transfer agent to the Trust pursuant to a Transfer Agency Services Agreement with the Trust, assigned to FIS April 1, 2015. FIS also serves as the Transfer Agent to the FOF Trust. As Transfer Agent, FIS performs the following services in connection with each Fund's shareholders of record: maintains shareholder records, processes shareholder purchase and redemption orders, processes transfers and exchanges of shares of the Funds on the shareholder files and records,
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

and processes dividend payments and reinvestments. Prior to March 15, 2016, SunGard Investor Services, LLC served as transfer agent to the Trust and to the FOF Trust.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP ("KPMG"), 191 West Nationwide Boulevard, Suite 500, Columbus, OH 43215, is the independent registered public accounting firm for the Trust. KPMG provides financial auditing services as well as certain tax return preparation services for the Trust.
LEGAL COUNSEL
Dorsey & Whitney LLP, 50 South Sixth Street, Suite 1500, Minneapolis MN 55402, is the legal counsel to the Trust. Perkins Coie LLP, 700 Thirteenth Street N.W., Washington, D.C. 20005, is legal counsel to the Independent Trustees.
CODES OF ETHICS
Federal law requires the Trust, its investment advisers and its principal underwriter to adopt codes of ethics which govern the personal securities transactions of their respective personnel. Accordingly, each such entity has adopted a code of ethics pursuant to which their respective personnel may invest in securities for their personal accounts (including securities that may be purchased or held by the Trust). Each code of ethics is included as an exhibit to the Trust's registration statement which is on file with, and available from, the Securities and Exchange Commission. Each Code has been adopted pursuant to Rule 17j-1 under the 1940 Act.
LICENSING ARRANGEMENTS
AZL S&P 500 Index Fund, AZL Mid Cap Index Fund and AZL Small Cap Stock Index Fund (the "AZL Index Funds")
The AZL S&P 500 Index Fund, AZL Mid Cap Index Fund and AZL Small Cap Stock Index Fund (the "AZL Index Funds") are not sponsored, endorsed, sold or promoted by Standard & Poor's, a division of The McGraw-Hill Companies, Inc. ("S&P"). S&P makes no representation or warranty, express or implied, to the owners of the AZL Index Funds or any member of the public regarding the advisability of investing in securities generally or in the AZL Index Funds particularly or the ability of the S&P 500® Index, the S&P Mid Cap 400® Index and the S&P SmallCap 600® Index to track general stock market performance. S&P's only relationship to the Manager (the "Licensee") is the licensing of certain trademarks and trade names of S&P and of the S&P 500® Index, the S&P Mid Cap 400® Index and the S&P SmallCap 600® Index which are determined, composed and calculated by S&P without regard to the Licensee or the AZL Index Funds. S&P has no obligation to take the needs of the Licensee or the owners of the AZL Index Funds into consideration in determining, composing or calculating the S&P 500® Index, the S&P Mid Cap 400® Index and the S&P SmallCap 600® Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the AZL Index Funds or the timing of the issuance or sale of the AZL Index Funds or in the determination or calculation of the equation by which the AZL Index Funds is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the AZL Index Funds.
S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500® INDEX, THE S&P MID CAP400® INDEX, THE S&P SMALLCAP 600® INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY LICENSEE, OWNERS OF THE AZL INDEX FUNDS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500® INDEX, THE S&P MID CAP400® INDEX, THE S&P SMALLCAP 600® INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500® INDEX, THE S&P MID CAP400® INDEX, THE S&P SMALLCAP 600® INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
AZL Russell 1000 Growth Index Fund and AZL Russell 1000 Value Index Fund (the "AZL Russell Index Funds")
Russell Investment Group is the source and owner of the trademarks, service marks and copyrights related to the Russell Indexes. Russell® is a trademark of Russell Investment Group.
The AZL Russell Index Funds are not promoted, sponsored or endorsed by, nor in any way affiliated with Russell Investments ("Russell").  Russell is not responsible for and has not reviewed the AZL Russell Index Funds nor any associated literature or publications and Russell makes no representation or warranty, express or implied, as to their accuracy, or completeness, or otherwise.
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

Russell reserves the right, at any time and without notice, to alter, amend, terminate or in any way change the Russell Indexes.  Russell has no obligation to take the needs of any particular fund or its participants or any other product or person into consideration in determining, composing or calculating any of the Russell Indexes.
Russell's publication of the Russell Indexes in no way suggests or implies an opinion by Russell as to the attractiveness or appropriateness of investment in any or all securities upon which the Russell Indexes are based.  RUSSELL MAKES NO REPRESENTATION, WARRANTY, OR GUARANTEE AS TO THE ACCURACY, COMPLETENESS, RELIABILITY, OR OTHERWISE OF THE RUSSELL INDEXES OR ANY DATA INCLUDED IN THE RUSSELL INDEXES.  RUSSELL MAKES NO REPRESENTATION, WARRANTY OR GUARANTEE REGARDING THE USE, OR THE RESULTS OF USE, OF THE RUSSELL INDEXES OR ANY DATA INCLUDED THEREIN, OR ANY SECURITY (OR COMBINATION THEREOF) COMPRISING THE RUSSELL INDEXES.  RUSSELL MAKES NO OTHER EXPRESS OR IMPLIED WARRANTY, AND EXPRESSLY DISCLAIMS ANY WARRANTY, OF ANY KIND, INCLUDING WITHOUT LIMITATION, ANY WARRANTY OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE WITH RESPECT TO THE RUSSELL INDEX(ES) OR ANY DATA OR ANY SECURITY (OR COMBINATION THEREOF) INCLUDED THEREIN.
AZL International Index Fund
THIS FUND IS NOT SPONSORED, ENDORSED, SOLD OR PROMOTED BY MSCI INC. ("MSCI"), ANY OF ITS AFFILIATES, ANY OF ITS INFORMATION PROVIDERS OR ANY OTHER THIRD PARTY INVOLVED IN, OR RELATED TO, COMPILING, COMPUTING OR CREATING ANY MSCI INDEX (COLLECTIVELY, THE "MSCI PARTIES"). THE MSCI INDEXES ARE THE EXCLUSIVE PROPERTY OF MSCI. MSCI AND THE MSCI INDEX NAMES ARE SERVICE MARK(S) OF MSCI OR ITS AFFILIATES AND HAVE BEEN LICENSED FOR USE FOR CERTAIN PURPOSES BY THE MANAGER AND THE FUND. NONE OF THE MSCI PARTIES MAKES ANY REPRESENTATION OR WARRANTY, EXPRESS OR IMPLIED, TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY REGARDING THE ADVISABILITY OF INVESTING IN FUNDS GENERALLY OR IN THIS FUND PARTICULARLY OR THE ABILITY OF ANY MSCI INDEX TO TRACK CORRESPONDING STOCK MARKET PERFORMANCE. MSCI OR ITS AFFILIATES ARE THE LICENSORS OF CERTAIN TRADEMARKS, SERVICE MARKS AND TRADE NAMES AND OF THE MSCI INDEXES WHICH ARE DETERMINED, COMPOSED AND CALCULATED BY MSCI WITHOUT REGARD TO THIS FUND OR THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY. NONE OF THE MSCI PARTIES HAS ANY OBLIGATION TO TAKE THE NEEDS OF THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY INTO CONSIDERATION IN DETERMINING, COMPOSING OR CALCULATING THE MSCI INDEXES. NONE OF THE MSCI PARTIES IS RESPONSIBLE FOR OR HAS PARTICIPATED IN THE DETERMINATION OF THE TIMING OF, PRICES AT, OR QUANTITIES OF THIS FUND TO BE ISSUED OR IN THE DETERMINATION OR CALCULATION OF THE EQUATION BY OR THE CONSIDERATION INTO WHICH THIS FUND IS REDEEMABLE. FURTHER, NONE OF THE MSCI PARTIES HAS ANY OBLIGATION OR LIABILITY TO THE ISSUER OR OWNERS OF THIS FUND OR ANY OTHER PERSON OR ENTITY IN CONNECTION WITH THE ADMINISTRATION, MARKETING OR OFFERING OF THIS FUND.
ALTHOUGH MSCI SHALL OBTAIN INFORMATION FOR INCLUSION IN OR FOR USE IN THE CALCULATION OF THE MSCI INDEXES FROM SOURCES THAT MSCI CONSIDERS RELIABLE, NONE OF THE MSCI PARTIES WARRANTS OR GUARANTEES THE ORIGINALITY, ACCURACY AND/OR THE COMPLETENESS OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES MAKES ANY WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE ISSUER OF THE FUND, OWNERS OF THE FUND, OR ANY OTHER PERSON OR ENTITY, FROM THE USE OF ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. NONE OF THE MSCI PARTIES SHALL HAVE ANY LIABILITY FOR ANY ERRORS, OMISSIONS OR INTERRUPTIONS OF OR IN CONNECTION WITH ANY MSCI INDEX OR ANY DATA INCLUDED THEREIN. FURTHER, NONE OF THE MSCI PARTIES MAKES ANY EXPRESS OR IMPLIED WARRANTIES OF ANY KIND, AND THE MSCI PARITES HEREBY EXPRESSLY DISCLAIM ALL WARRANTIES OF MERCHANTABILITY AND FITNESS FOR A PARTICULAR PURPOSE, WITH RESPECT TO EACH MSCI INDEX AND ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL ANY OF THE MSCI PARTIES HAVE ANY LIABILITY FOR ANY DIRECT, INDIRECT, SPECIAL, PUNITIVE, CONSEQUENTIAL OR ANY OTHER DAMAGES (INCLUDING LOST PROFITS) EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.
No purchaser, seller or holder of this Fund, or any other person or entity, should use or refer to any MSCI trade name, trademark or service mark to sponsor, endorse, market or promote this security without first contacting MSCI to determine whether MSCI's permission is required. Under no circumstances may any person or entity claim any affiliation with MSCI without the prior written permission of MSCI.
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

ADDITIONAL INFORMATION

DESCRIPTION OF SHARES
The Trust is a Delaware business trust organized on July 13, 1999. The Declaration of Trust authorizes the issuance of an unlimited number of shares of beneficial interest of series and classes of shares. The shares are offered on a continuous basis. Pursuant to such authority, the Board of Trustees has established 36 series, each previously named and defined collectively as the "Funds." Each share of each Fund represents an equal proportionate interest with each other share of that series. Upon liquidation, shares are entitled to a pro rata share of the Trust based on the relative net assets of each series. Shareholders have no preemptive or conversion rights. Shares are redeemable and transferable. No commissions are paid for distributing the Funds' shares.
Under the terms of the Declaration of Trust, the Trust is not required to hold annual shareholder meetings. Shareholder meetings for the purpose of electing Trustees will be held when required by law, when or at such time as less than a majority of Trustees holding office have been elected by shareholders, or at such other time as the Trustees then in office deem it appropriate to call a shareholders' meeting for the election of Trustees. At meetings of shareholders, each share is entitled to one vote for each dollar of net asset value applicable to such share. Shares have non‑cumulative voting rights, which means that the holders of more than 50% of the votes applicable to shares voting for the election of Trustees can elect all of the Trustees to be elected at a meeting. The rights of shareholders cannot be modified other than by a vote of the majority of the outstanding shares.
The shareholders of the Trust are the Participating Insurance Companies, the Separate Accounts, and the FOF Trust, which hold the right to vote upon matters at any meeting of the shareholders of the Trust. However, the Trust understands that the Participating Insurance Companies generally will solicit voting instructions from Contract owners regarding matters submitted to shareholder vote and the Participating Insurance Companies will vote all outstanding shares of any Fund of the Trust in accordance with instructions timely given by the owners of the Contracts for which the Fund serves as a funding vehicle. Fund shares held by a Separate Account as to which no instructions have been received or that are not attributable to a Contract owner, Fund shares held by a Participating Insurance Company for its own account, and Fund shares held by the FOF Trust also will be voted for or against any proposition, or in abstention, in the same proportion as the shares as to which instructions have been received. Because most Contract owners do not provide instructions, the effect of this proportional voting is that a small number of Contract owners can determine the outcome of the voting. If, in the future, a Participating Insurance Company determines that it is permitted to vote any shares of the Funds in its own right, it may elect to do so, subject to the then current interpretation of the 1940 Act and the rules thereunder.
The Declaration of Trust provides that a Trustee will not be liable for errors of judgment or mistakes of fact or law, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of his duties involved in the conduct of his office.
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

Certain VIP Funds have been renamed since their inception.  The following table includes each VIP Fund's date of inception and any previous names:
Investment Options	Fund Inception	Previous Name	Dates	Previous Name	Dates
AZL BlackRock Capital Appreciation Fund	4/29/05	AZL Jennison Growth Fund	4/29/05 to 11/24/08
AZL BlackRock Global Allocation Fund	10/26/11
AZL Boston Company Research Growth Fund(1)	11/5/01	AZL Dreyfus Equity Growth Fund	4/30/12 to 4/27/2015	AZL Dreyfus Equity Growth Fund	5/1/09 to 4/30/12
AZL DFA Emerging Markets Core Equity Fund	06/11/14
AZL DFA Five-Year Global Fixed Income Fund	06/11/14
AZL DFA International Core Equity Fund	06/11/14
AZL DFA U.S. Core Equity Fund	06/11/14
AZL DFA U.S. Small Cap Fund	06/11/14
AZL Enhanced Bond Index Fund	4/27/09
AZL Federated Clover Small Value Fund	5/1/03	AZL Franklin Small Cap Value Fund	4/3/05 to 2/25/12	USAZ PIMCO NFJ Small Cap Value Fund	5/1/03 to 4/3/05
AZL Franklin Templeton Founding Strategy Plus Fund	4/27/09
AZL Gateway Fund	4/30/10
AZL Government Money Market Fund(2)	2/1/00	AZL Money Market Fund	4/30/02 to 5/1/16	AZOA Money Market Fund	11/5/01 to 4/30/02
AZL International Index Fund	4/27/09
AZL Invesco Equity and Income Fund	5/3/04	AZL Van Kampen Equity and Income Fund	5/3/04 to 5/1/11
AZL Invesco Growth and Income Fund	5/1/01	AZL Van Kampen Growth and Income Fund	11/4/01 to 5/1/11	USAllianz Growth and Income Fund	5/1/01 to 11/4/01
AZL Invesco International Equity Fund	5/1/02	AZL AIM International Equity Fund	5/1/02 to 4/30/10
AZL JPMorgan International Opportunities Fund(4)	5/1/03	AZL Morgan Stanley International Equity Fund	6/1/10 to 5/1/2011	AZL Van Kampen International Equity Fund	10/26/09 to 6/1/10
AZL JPMorgan U.S. Equity Fund	5/3/04	AZL Oppenheimer Main Street Fund	5/3/04 to 1/26/09
AZL MetWest Total Return Bond Fund	11/14/14
AZL MFS Investors Trust Fund	4/29/05	AZL Jennison 20/20 Focus Fund	4/29/05 to 10/26/09
AZL MFS Mid Cap Value Fund	5/1/06	AZL Columbia Mid Cap Value Fund	11/25/08 to 1/24/14	AZL Neuberger Berman Regency Fund	5/1/06 to 11/24/08
AZL MFS Value Fund(6)	5/1/01	AZL Eaton Vance Large Cap Value Fund	10/26/09 to 9/14/12	AZL Van Kampen Comstock Fund	11/4/01 to 10/26/09
AZL Mid Cap Index Fund	4/27/09
AZL Morgan Stanley Global Real Estate Fund	5/1/06	AZL Van Kampen Global Real Estate Fund	5/1/06 to 6/1/10
AZL Multi-Manager Mid Cap Growth Fund(2)	5/1/01	AZL Morgan Stanley Mid Cap Growth Fund	6/1/10 to 11/23/15	AZL Van Kampen Mid Cap Growth Fund	4/28/05 to 6/1/10
AZL NFJ International Value Fund	4/27/09
AZL Oppenheimer Discovery Fund(7)	4/29/05	AZL Turner Quantitative Small Cap Growth Fund	6/25/07 to 2/25/12	AZL LMP Small Cap Growth Fund	11/7/06 to 6/25/07
AZL Pyramis® Total Bond Fund	9/5/12	AZL Pyramis® Core Bond Fund	9/5/12 to 4/27/15
AZL Russell 1000 Growth Index Fund	4/30/10
AZL Russell 1000 Value Index Fund	4/30/10
AZL Schroder Emerging Markets Equity Fund	5/1/06	AZL Oppenheimer Developing Markets Fund	5/1/06 to 12/7/07
AZL S&P 500 Index Fund	5/1/07
AZL Small Cap Stock Index Fund	5/1/07
AZL T. Rowe Price Capital Appreciation Fund	11/5/01	USAZ Davis NY Venture Fund	3/8/04 to 11/15/13	USAZ AllianceBernstein Growth and Income Fund	11/5/01 to 3/7/04
Wells Fargo Large Cap Growth Fund	4/28/2014
(1)	Previous Name: AZL Dreyfus Founders Equity Growth Fund 3/8/04 to 5/1/09
(2)	Previous Name: USAllianz VIP Money Market Fund 2/1/00 to 11/4/01
(3)	Previous Name: AZL Van Kampen Global Franchise Fund 5/1/03 to 10/26/09
(4)	Previous Name: USAllianz Capital Growth Fund 5/1/01 to 11/4/01
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

(5)	Previous Name: USAllianz Comstock Fund 5/1/01 to 11/4/01
(6)	Previous Name: AZL Salomon Brothers Small Cap Growth Fund 4/29/05 to 11/6/06
VOTE OF A MAJORITY OF THE OUTSTANDING SHARES
As used in the Funds' Prospectus and in this Statement of Additional Information, "vote of a majority of the outstanding shares" of the Trust or any Fund means the affirmative vote, at an annual or special meeting of shareholders duly called, of the lesser of: (a) 67% or more of the votes of shareholders of the Trust or the Fund, present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of the Trust or the Fund are represented in person or by proxy, or (b) the holders of more than fifty percent (50%) of the outstanding votes of shareholders of the Trust or the Fund.
ADDITIONAL TAX INFORMATION
Each Fund intends to qualify as a "regulated investment company" (a "RIC" under the Code). Such qualification generally will relieve the Funds of liability for federal income taxes to the extent their earnings are distributed in accordance with the Code. However, taxes may be imposed on the Funds by foreign countries with respect to income received on foreign securities. Depending on the extent of each Fund's activities in states and localities in which its offices are maintained, in which its agents or independent contractors are located, or in which it is otherwise deemed to be conducting business, each Fund may be subject to the tax laws of such states or localities. In addition, if for any taxable year the Fund does not qualify for the special tax treatment afforded regulated investment companies, all of its taxable income will be subject to a federal tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable to shareholders to the extent of earnings and profits, and would be eligible for the dividends‑received deduction for corporations.
A non‑deductible excise tax is also imposed on regulated investment companies that do not make distributions to shareholders on a timely basis in accordance with calendar‑year distribution requirements (regardless of whether they otherwise have a non‑calendar taxable year). These rules require annual distributions equal to 98% of ordinary income for the calendar year plus 98% of their capital gain net income for the one‑year period ending on October 31 of such calendar year. The balance of such income must be distributed during the next calendar year. For the foregoing purposes, a Fund is treated as having distributed any amount on which it is subject to income tax for any taxable year ending in such calendar year. If distributions during a calendar year were less than the required amount, a particular Fund would be subject to a non‑deductible excise tax equal to 4% of the deficiency.
As of the end of its tax year ended December 31, 2015, the Fund has capital loss carry forwards ("CLCFs") as summarized in the table below. Under the provisions of the Regulated Investment Company Modernization Act of 2010, CLCFs that originated in a tax year that began before December 23, 2010 (pre-effective CLCFs) may be carried forward, subject to certain limitations, and applied to offset future capital gains, and thus reduce the amount of distributable capital gains, for up to eight succeeding tax years, after which any unutilized CLCFs expire. Pre-effective CLCFs are applied as short-term capital loss regardless of whether the originating capital loss was short term or long term. CLCFs that originate in tax years beginning after December 22, 2010 (post-effective CLCFs), are applied consistent with the character in which they originated as a new loss on the first day of the immediately succeeding tax year, and thus take precedent over the application of pre-effective CLCFs. Post-effective CLCFs can be carried forward indefinitely.
Pre-effective CLCFs subject to expiration:
Fund	Amount	Expires
AZL Gateway Fund	$10,170	12/31/2018
AZL International Index Fund	55,890,176	12/31/2016
AZL Morgan Stanley Global Real Estate Fund	15,467,183	12/31/2017
Post-effective CLCFs not subject to expiration:
Fund	Short Term Amount	Long Term Amount
AZL DFA Emerging Markets Core Equity Fund	$2,116,618	$-
AZL DFA Five-Year Global Fixed Income Fund	3,704,280	-
AZL DFA International Core Equity Fund	138,827	-
AZL DFA U.S. Core Equity Fund	686,912	-
AZL Gateway Fund	20,475,535	13,837,737
AZL NFJ International Value Fund	3,453,907	2,867,574
AZL Schroder Emerging Markets Equity Fund	11,722,500	475,497
AZL Wells Fargo Large Cap Growth Fund	-	242,988
Each of the Funds will be required in certain cases to withhold and remit to the United States Treasury 31% of taxable distributions paid to a shareholder who has provided either an incorrect tax identification number or no number at all, or who is subject to withholding by the Internal Revenue Service for failure to report properly payments of interest or dividends.
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

Dividends of investment company taxable income (including net short‑term capital gains) are taxable to shareholders as ordinary income. Distributions of investment company taxable income may be eligible for the corporate dividends‑received deduction to the extent attributable to a Fund's dividend income from U.S. corporations, and if other applicable requirements are met. Distributions of net capital gains (the excess of net long‑term capital gains over net short‑term capital losses) designated by a Fund as capital gain dividends are not eligible for the dividends‑received deduction and will generally be taxable to shareholders as long‑term capital gains, regardless of the length of time the Fund's shares have been held by a shareholder. Capital gains from assets held for one year or less will be taxed as ordinary income. Generally, dividends are taxable to shareholders, whether received in cash or reinvested in shares of a Fund. Any distributions that are not from a Fund's investment company taxable income or net capital gain may be characterized as a return of capital to shareholders or, in some cases, as capital gain. Shareholders will be notified annually as to the federal tax status of dividends and distributions they receive and any tax withheld thereon. Dividends, including capital gain dividends, declared in October, November, or December with a record date of such month and paid during the following January will be treated as having been paid by a Fund and received by shareholders on December 31 of the calendar year in which declared, rather than the calendar year in which the dividends are actually received.
Upon the taxable disposition (including a sale or redemption) of shares of a Fund, a shareholder may realize a gain or loss depending upon his basis in his shares. Such gain or loss generally will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands. Such gain or loss will be long‑term or short‑term, generally depending upon the shareholder's holding period for the shares. However, a loss realized by a shareholder on the disposition of Fund shares with respect to which capital gain dividends have been paid will, to the extent of such capital gain dividends, be treated as long‑term capital loss if such shares have been held by the shareholder for six months or less. Further, a loss realized on a disposition will be disallowed to the extent the shares disposed of are replaced (whether by reinvestment of distributions or otherwise) within a period of 61 days beginning 30 days before and ending 30 days after the shares are disposed of. In such a case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Shareholders receiving distributions in the form of additional shares will have a cost basis for Federal income tax purposes in each share received equal to the net asset value of a share of the Funds on the reinvestment date.
A portion of the difference between the issue price and the face amount of zero coupon securities ("Original Issue Discount") will be treated as income to any Fund holding securities with Original Issue Discount each year although no current payments will be received by such Fund with respect to such income. This original issue discount will comprise a part of the investment company taxable income of such Fund which must be distributed to shareholders in order to maintain its qualification as a RIC and to avoid federal income tax at the level of the relevant Fund. Taxable shareholders of such a Fund will be subject to income tax on such original issue discount, whether or not they elect to receive their distributions in cash. In the event that a Fund acquires a debt instrument at a market discount, it is possible that a portion of any gain recognized on the disposition of such instrument may be treated as ordinary income.
A Fund's investment in options, futures contracts and forward contracts, options on futures contracts and stock indices and certain other securities, including transactions involving actual or deemed short sales or foreign exchange gains or losses are subject to many complex and special tax rules. For example, over‑the‑counter options on debt securities and certain equity options, including options on stock and on narrow‑based stock indexes, will be subject to tax under Section 1234 of the Code, generally producing, a long‑term or short‑term capital gain or loss upon lapse of the option or sale of the underlying stock or security.
By contrast, a Fund's treatment of certain other options, futures and forward contracts entered into by the Fund is generally governed by Section 1256 of the Code. These "Section 1256" positions generally include regulated futures contracts, foreign currency contracts, non‑equity options and dealer equity options. Each such Section 1256 position held by a Fund will be marked‑to‑market (i.e., treated as if it were sold for fair market value) on the last business day of that Fund's fiscal year, and all gain or loss associated with fiscal year transactions and marked‑to‑market positions at fiscal year-end (except certain currency gain or loss covered by Section 988 of the Code) will generally be treated as 60% long‑term capital gain or loss and 40% short‑term capital gain or loss. The effect of Section 1256 mark‑to‑market may be to accelerate income or to convert what otherwise would have been long‑term capital gains into short‑term capital gains or short‑term capital losses into long‑term capital losses within such Fund. The acceleration of income on Section 1256 positions may require the Fund to accrue taxable income without the corresponding receipt of cash. In order to generate cash to satisfy the distribution requirements of the Code, a Fund may be required to dispose of portfolio securities that it otherwise would have continued to hold or to use cash flows from other sources, such as the sale of the Fund's shares. In these ways, any or all of these rules may affect the amount, character and timing of income earned and in turn distributed to shareholders by the Funds.
When a Fund holds options or contracts which substantially diminish its risk of loss with respect to other positions (as might occur in some hedging transactions), this combination of positions could be treated as a straddle for tax purposes, resulting in possible deferral of losses, adjustments in the holding periods of securities owned by a Fund and conversion of short‑term capital
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

losses into long‑term capital losses. Certain tax elections exist for mixed straddles, i.e., straddles comprised of at least one Section 1256 position and at least one non‑Section 1256 position, which may reduce or eliminate the operation of these straddle rules.
Each Fund will monitor its transactions in such options and contracts and may make certain other tax elections in order to mitigate the effect of the above rules and to prevent disqualification of a Fund as a RIC under Subchapter M of the Code.
In order for a Fund to qualify as a RIC for any taxable year, at least 90% of the Fund's annual gross income must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities, including gains from foreign currencies, and other income derived with respect to the business of investing in stock, securities or currencies. Future Treasury regulations may provide that foreign exchange gains may not qualify for purposes of the 90% limitation if such gains are not directly related to a Fund's principal business of investing in stock or securities, or options or futures with respect to such stock or securities. Currency speculation or the use of currency forward contracts or other currency instruments for non‑hedging purposes may generate gains deemed to be not directly related to the Fund's principal business of investing in stock or securities and related options or futures. Each Fund will limit its activities involving foreign exchange gains to the extent necessary to comply with the above requirements.
The federal income tax treatment of interest rate and currency swaps is unclear in certain respects and may in some circumstances result in the realization of income not qualifying under the 90% limitation described above. Each Fund will limit its interest rate and currency swaps to the extent necessary to comply with this requirement.
Under Code Section 817(h), a segregated asset account upon which a variable annuity contract or variable life insurance policy is based must be "adequately diversified." A segregated asset account will be adequately diversified if it complies with certain diversification tests set forth in Treasury regulations. If a RIC satisfies certain conditions relating to the ownership of its shares, a segregated asset account investing in such investment company will be entitled to treat its pro rata portion of each asset of the investment company as an asset for purposes of these diversification tests. The Funds intend to meet these ownership conditions and to comply with the diversification tests noted above. Accordingly, a segregated asset account investing solely in shares of a Fund will be adequately diversified if the Funds meet the foregoing requirements.
However, the failure of a Fund to meet such conditions and to comply with such tests could cause the owners of variable annuity contracts and variable life insurance policies based on such account to recognize ordinary income each year in the amount of any net appreciation of such contract or policy during the year.
Provided that a Fund and a segregated asset account investing in the Fund satisfy the above requirements, any distributions from the Fund to such account will be exempt from current federal income taxation to the extent that such distributions accumulate in a variable annuity contract or variable life insurance policy.
Persons investing in a variable annuity contract or variable life insurance policy offered by a segregated asset account investing in a Fund should refer to the Prospectus with respect to such contract or policy for further tax information.
Information set forth in the prospectus and this Statement of Additional Information which relates to federal taxation is only a summary of some of the important federal tax considerations generally affecting purchasers of shares of the Funds. No attempt has been made to present a detailed explanation of the federal income tax treatment of a Fund or its shareholders and this description is not intended as a substitute for federal tax planning. Accordingly, potential purchasers of shares of a Fund are urged to consult their tax advisers with specific reference to their own tax situation, including any application of foreign, state or local tax laws. In addition, the tax discussion in the Prospectus and this Statement of Additional Information is based on tax laws and regulations which are in effect on the date of the Prospectus and this Statement of Additional Information. Such laws and regulations may be changed by legislative or administrative action.
The Funds may invest in non‑U.S. corporations, which may be treated as "passive foreign investment companies" ("PFICs") under the Code. This could result in adverse tax consequences upon the disposition of, or the receipt of "excess distributions" with respect to, such equity investments. To the extent that each Fund invests in PFICs, it may adopt certain tax strategies to reduce or eliminate the adverse effects of certain federal tax provisions governing PFIC investments. Many non‑U.S. banks and insurance companies may be excluded from PFIC treatment if they satisfy certain technical requirements under the Code. To the extent that each Fund invests in foreign securities which are determined to be PFIC securities and is required to pay a tax on such investments, a credit for this tax would not be allowed to be passed through to such Fund's shareholders. Therefore, the payment of this tax would reduce such Fund's economic return from its PFIC investments. Gains from dispositions of PFIC shares and excess distributions received with respect to such shares are treated as ordinary income rather than capital gains.
PERFORMANCE INFORMATION
From time to time performance information for the Funds showing their standardized average annual total return, non-standardized return and/or yield may be presented in advertisements, sales literature and shareholder reports. Such
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

performance figures are based on historical earnings and are not intended to indicate future performance. Standardized average annual total return of a Fund will be calculated for the period since the establishment of the Fund and will reflect the imposition of the maximum sales charge, if any. Standardized average annual total return is measured by comparing the value of an investment in a Fund at the beginning of the relevant period to the redemption value of the investment at the end of the period (assuming immediate reinvestment of any dividends or capital gains distributions) and annualizing the result. Yield of a Fund will be computed by dividing a Fund's net investment income per share earned during a recent one‑month period by that Fund's per share maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last day of the period and annualizing the result.
In addition, from time to time the Funds may present their respective distribution rates in shareholder reports and in supplemental sales literature which is accompanied or preceded by a Prospectus and in shareholder reports. Distribution rates will be computed by dividing the distribution per share over a twelve‑month period by the maximum offering price per share. The calculation of income in the distribution rate includes both income and capital gains dividends and does not reflect unrealized gains or losses, although a Fund may also present a distribution rate excluding the effect of capital gains. The distribution rate differs from the yield, because it includes capital gains which are often non‑recurring in nature, whereas yield does not include such items. Distribution rates may also be presented excluding the effect of a sales charge, if any.
Total return, whether standardized or non-standardized, and yield are functions of the type and quality of instruments held in the portfolio, levels of operation expenses and changes in market conditions. Consequently, total return and yield will fluctuate and are not necessarily representative of future results. Any fees charged by Allianz Life Insurance Co. of North America or any of its affiliates with respect to customer accounts for investing in shares of the Funds will not be included in performance calculations. Such fees, if charged, will reduce the actual performance from that quoted. In addition, if the Manager or the Distributor voluntarily reduce all or a part of their respective fees, as further discussed in the Prospectus, the total return of such Fund will be higher than it would otherwise be in the absence of such voluntary fee reductions.
Yields and total returns quoted for the Funds include the effect of deducting the Funds' expenses, but may not include charges and expenses attributable to a particular variable annuity contract or variable life insurance policy. Since shares of the Funds may be purchased only through a variable annuity contract or variable life insurance policy, you should carefully review the prospectus of the variable annuity contract or variable life insurance policy you have chosen for information on relevant charges and expenses. Including these charges in the quotations of the Funds' yield and total return would have the effect of decreasing performance. Performance information for the Funds must always be accompanied by, and reviewed with, performance information for the insurance product which invests in the Funds.
YIELDS OF THE GOVERNMENT MONEY MARKET FUND
The standardized seven‑day yield for the AZL Government Money Market Fund is computed: (1) by determining the net change, exclusive of capital changes and income other than investment income, in the value of a hypothetical pre‑existing account in that Fund having a balance of one share at the beginning of the seven‑day base period, subtracting a hypothetical charge reflecting deductions from shareholder accounts; (2) dividing the difference by the value of the account at the beginning of the base period to obtain the base period return; and (3) annualizing the results (i.e., multiplying the base period return by (365/7)). The net change in the account value of the AZL Government Money Market Fund includes the value of additional shares purchased with dividends from the original share, dividends declared on both the original share and any additional shares, and all fees, other than non‑recurring account charges charged to all shareholder accounts in proportion to the length of the base period and assuming that Fund's average account size. The capital changes to be excluded from the calculation of the net change in account value are net realized gains and losses from the sale of securities and unrealized appreciation and depreciation.
At any time in the future, yields may be higher or lower than past yields and there can be no assurance that any historical results will continue.
YIELDS OF THE NON‑MONEY MARKET FUNDS
Yields of each of the Non‑Money Market Funds will be computed by analyzing net investment income per share for a recent thirty‑day period and dividing that amount by a Fund share's maximum offering price (reduced by any undeclared earned income expected to be paid shortly as a dividend) on the last trading day of that period. Net investment income will reflect amortization of any market value premium or discount of fixed income securities (except for obligations backed by mortgages or other assets) and may include recognition of a pro rata portion of the stated dividend rate of dividend paying portfolio securities. The yield of each of the Non‑Money Market Funds will vary from time to time depending upon market conditions, the composition of a Fund's portfolio and operating expenses of the Trust allocated to each Fund. These factors and possible differences in the methods used in calculating yield should be considered when comparing a Fund's yield to yields published for other investment companies and other investment vehicles. Yield should also be considered relative to changes in the value of the Fund's shares and to the relative risks associated with the investment objectives and policies of each of the Funds.
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

CALCULATION OF TOTAL RETURN
Standardized average annual total return is a measure of the change in value of the investment in a Fund over the period covered, which assumes any dividends or capital gains distributions are reinvested in the Fund immediately rather than paid to the investor in cash. Standardized average annual total return will be calculated by: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund and all additional shares which would have been purchased if all dividends and distributions paid or distributed during the period had immediately been reinvested, (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares owned at the end of the period by the net asset value per share on the last trading day of the period, (3) assuming redemption at the end of the period, and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment and annualizing the result for periods of less than one year.
MISCELLANEOUS
Individual Trustees are elected by the shareholders and, subject to removal by a vote of two‑thirds of the Board of Trustees, serve until their successors are elected and qualified. Meetings of shareholders are not required to be held at any specific intervals. Individual Trustees may be removed by vote of the shareholders voting not less than two‑thirds of the shares then outstanding.
The Trust is registered with the SEC as a management investment company. Such registration does not involve supervision of the management policies of the Trust.
The Prospectus and this Statement of Additional Information omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC by payment of the prescribed duplicating fee.
Holders of variable annuity contracts or variable life insurance policies issued by Participating Insurance Companies for which shares of the Funds are the investment vehicle will receive from the Participating Insurance Companies the Trust's unaudited semi‑annual financial statements and year‑end financial statements audited by the Trust's independent registered public accounting firm. Each report will show the investments owned by the Funds and the market values of the investments and will provide other information about the Funds and their operations.
The Trust currently does not foresee any disadvantages to the holders of variable annuity contracts and variable life insurance policies of affiliated and unaffiliated Participating Insurance Companies arising from the fact that the interests of the holders of variable annuity contracts and variable life insurance policies may differ due to differences of tax treatment or other considerations or due to conflict between the affiliated or unaffiliated Participating Insurance Companies. Nevertheless, the Trustees intend to monitor events in order to identify any material irreconcilable conflicts which may possibly arise and to determine what action, if any, should be taken in response to such conflicts. The variable annuity contracts and variable life insurance policies are described in the separate prospectuses issued by the Participating Insurance Companies. The Trust assumes no responsibility for such prospectuses.
The portfolio managers of the Funds and other investment professionals may from time to time discuss in advertising, sales literature or other material, including periodic publications, various topics of interest to shareholders and prospective investors. The topics may include, but are not limited to, the advantages and disadvantages of investing in tax‑deferred and taxable investments; Fund performance and how such performance may compare to various market indices; shareholder profiles and hypothetical investor scenarios; the economy; the financial and capital markets; investment strategies and techniques; investment products and tax, retirement and investment planning.
The Prospectus and this Statement of Additional Information are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer or other person is authorized to give any information or make any representation other than those contained in the Prospectus and this Statement of Additional Information.
FINANCIAL STATEMENTS
Audited financial statements as of December 31, 2015, are incorporated by reference to the Annual Report to shareholders, which has been previously sent to shareholders of each Fund pursuant to the 1940 Act and previously filed with the Securities and Exchange Commission. A copy of the Annual Report and the Funds' latest Semi-Annual Report may be obtained without charge on the internet by accessing the Allianz Life website at https://www.allianzlife.com or upon written request from Allianz VIP Funds at 3435 Stelzer Road, Columbus, Ohio 43219, or by calling toll free 1-800-624-0197.
PROXY VOTING POLICIES AND PROCEDURES
The proxy voting policies and procedures of the Trust, Allianz Investment Management LLC, and all of the Subadvisers are located in Appendix B to this Statement of Additional Information.
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available without charge, upon request, by accessing the Fund's website at https://www.allianzlife.com or by accessing the SEC's EDGAR database via the Internet at www.sec.gov.

APPENDIX A

COMMERCIAL PAPER RATINGS
A Standard & Poor's ("S&P") commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The following summarizes the rating categories used by Standard and Poor's for commercial paper:
"A‑1" – Obligations are rated in the highest category indicating that the obligor's capacity to meet its financial commitment is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.
"A‑2" – Obligations are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations rated "A‑1". However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.
"A‑3" – Obligations exhibit adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
"B" – Obligations are regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
"C" – Obligations are currently vulnerable to nonpayment and are dependent on favorable business, financial, and economic conditions for the obligor to meet its financial obligation.
"D" – Obligations are in payment default. The "D" rating category is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S&P believes such payments will be made during such grace period. The "D" rating will also be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.
Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually debt obligations not having an original maturity in excess of one year, unless explicitly noted. The following summarizes the rating categories used by Moody's for commercial paper:
"Prime‑1" – Issuers (or supporting institutions) have a superior ability for repayment of senior short‑term debt obligations. Prime‑1 repayment ability will often be evidenced by many of the following characteristics: leading market positions in well‑established industries; high rates of return on funds employed; conservative capitalization structure with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; and well‑established access to a range of financial markets and assured sources of alternate liquidity.
"Prime‑2" – Issuers (or supporting institutions) have a strong ability for repayment of senior short‑term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.
"Prime‑3" – Issuers (or supporting institutions) have an acceptable ability for repayment of senior short‑term debt obligations. The effect of industry characteristics and market compositions may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and may require relatively high financial leverage. Adequate alternate liquidity is maintained.
"Not Prime" – Issuers do not fall within any of the rating categories.
The three rating categories of Duff & Phelps for investment grade commercial paper and short‑term debt are "D‑1," "D‑2" and "D‑3." Duff & Phelps employs three designations, "D‑1+," "D‑1" and "D‑1‑," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:
"D‑1+" – Debt possesses the highest certainty of timely payment. Short‑term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk‑free U.S. Treasury short‑term obligations.
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

"D‑1" – Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.
"D‑1" – Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.
"D‑2" – Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.
"D‑3" – Debt possesses satisfactory liquidity and other protection factors qualify issues as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.
"D‑4" – Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.
"D‑5" – Issuer has failed to meet scheduled principal and/or interest payments.
Fitch IBCA short‑term ratings apply to debt obligations that have time horizons of less than 12 months for most obligations, or up to three years for U.S. public finance securities. The following summarizes the rating categories used by Fitch IBCA for short‑term obligations:
"F1" – Securities possess the highest credit quality. This designation indicates the strongest capacity for timely payment of financial commitments and may have an added "+" to denote any exceptionally strong credit feature.
"F2" – Securities possess good credit quality. This designation indicates a satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of securities rated "F1."
"F3" – Securities possess fair credit quality. This designation indicates that the capacity for timely payment of financial commitments is adequate; however, near‑term adverse changes could result in a reduction to non‑investment grade.
"B" – Securities possess speculative credit quality. This designation indicates minimal capacity for timely payment of financial commitments, plus vulnerability to near‑term adverse changes in financial and economic conditions.
"C" – Securities possess high default risk. This designation indicates that the capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.
"D" – Securities are in actual or imminent payment default.
Thomson BankWatch short‑term ratings assess the likelihood of an untimely payment of principal and interest of debt instruments with original maturities of one year or less. The following summarizes the ratings used by Thomson BankWatch:
"TBW‑1" – This designation represents Thomson BankWatch's highest category and indicates a very high likelihood that principal and interest will be paid on a timely basis.
"TBW‑2" – This designation represents Thomson BankWatch's second‑highest category and indicates that while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW‑1."
"TBW‑3" – This designation represents Thomson BankWatch's lowest investment‑grade category and indicates that while the obligation is more susceptible to adverse developments (both internal and external) than those with higher ratings, the capacity to service principal and interest in a timely fashion is considered adequate.
"TBW‑4" – This designation represents Thomson BankWatch's lowest rating category and indicates that the obligation is regarded as non‑investment grade and therefore speculative.
CORPORATE AND LONG‑TERM DEBT RATINGS
The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:
"AAA" – An obligation rated "AAA" has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.
"AA" –An obligation rated "AA" differs from the highest rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.
"A" – An obligation rated "A" is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

"BBB" – An obligation rated "BBB" exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.
"BB," "B," "CCC," "CC" and "C" – Debt is regarded as having significant speculative characteristics. "BB" indicates the least degree of speculation and "C" the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.
"BB" – Debt is less vulnerable to non‑payment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.
"B" – Debt is more vulnerable to non‑payment than obligations rated "BB," but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial or economic conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.
"CCC" – Debt is currently vulnerable to non‑payment, and is dependent upon favorable business, financial and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.
"CC" – An obligation rated "CC" is currently highly vulnerable to non‑payment.
"C" – The "C" rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.
"D" – An obligation rated "D" is in payment default. This rating is used when payments on an obligation are not made on the date due, even if the applicable grace period has not expired, unless S & P believes that such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition or the taking of similar action if payments on an obligation are jeopardized.
PLUS (+) OR MINUS (‑)– The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.
"r" – This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non‑credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest‑only and principal‑only mortgage securities. The absence of an "r" symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.
The following summarizes the ratings used by Moody's for corporate and municipal long‑term debt:
"Aaa" – Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
"Aa" – Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high‑grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long‑term risks appear somewhat larger than in "Aaa" securities.
"A" – Bonds possess many favorable investment attributes and are to be considered as upper medium‑grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.
"Baa" – Bonds are considered as medium‑grade obligations, (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.
"Ba," "B," "Caa," "Ca" and "C" – Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" are of poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.
The Allianz Variable Insurance Products Trust ♦SAI♦ April 25, 2016

Con. (-) – Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.
Note: Those bonds in the Aa, A, Baa, Ba and B groups which Moody's believes possess the strongest investment attributes are designated by the symbols, Aa1, A1, Baa1, Ba1 and B1.
The following summarizes the long‑term debt ratings used by Duff & Phelps for corporate and municipal long‑term debt:
"AAA" – Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk‑free U.S. Treasury debt.
"AA" – Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.
"A" – Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.
"BBB" – Debt possesses below‑average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.
"BB," "B," "CCC," "DD" and "DP" – Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.
To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (‑) sign to show relative standing within these major categories.
The following summarizes the ratings used by Fitch IBCA for corporate and municipal bonds:
"AAA" – Bonds considered to be investment grade and of the highest credit quality. These ratings denote the lowest expectation of investment risk and are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is very unlikely to be adversely affected by foreseeable events.
"AA" – Bonds considered to be investment grade and of very high credit quality. These ratings denote a very low expectation of investment risk and indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.
"A" – Bonds considered to be investment grade and of high credit quality. These ratings denote a low expectation of investment risk and indicate strong capacity for timely payment of financial commitments. This capacity may, nevertheless, be more vulnerable to adverse changes in circumstances or in economic conditions than bonds with higher ratings.
"BBB" – Bonds considered to be investment grade and of good credit quality. These ratings denote that there is currently a low expectation of investment risk. The capacity for timely payment of financial commitments is adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this category.
"BB" – Bonds considered to be speculative. These ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic changes over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.
"B" – Bonds are considered highly speculative. These ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.
"CCC," "CC" and "C" – Bonds have high default risk. Capacity for meeting financial commitments is reliant upon sustained, favorable business or economic developments. "CC" ratings indicate that default of some kind appears probable, and "C" ratings signal imminent default.
"DDD," "DD" and "D" – Bonds are in default. Securities are not meeting obligations and are extremely speculative. "DDD" designates the highest potential for recovery on these securities, and "D" represents the lowest potential for recovery.
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To provide more detailed indications of credit quality, the Fitch IBCA ratings from and including "AA" to "B" may be modified by the addition of a plus (+) or minus (‑) sign to show relative standing within these major rating categories.
Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non‑bank banks; non‑United States banks; and broker‑dealers. The following summarizes the rating categories used by Thomson BankWatch for long‑term debt ratings:
"AAA" – This designation represents the highest category assigned by Thomson BankWatch to long‑term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.
"AA" – This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.
"A" –This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.
"BBB" – This designation represents Thomson BankWatch's lowest investment‑grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.
"BB," "B," "CCC" and "CC" – These designations are assigned by Thomson BankWatch to non‑investment grade long‑term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.
"D" – This designation indicates that the long‑term debt is in default.
PLUS (+) OR MINUS (‑) – The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

APPENDIX B – PROXY VOTING POLICIES

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

Proxy Voting Policy and Procedures (effective December 1, 2010)
I.	Policy
A.	Basis for Proxy Voting. The Allianz Variable Insurance Products Trust (the "VIP Trust") and the Allianz Variable Insurance Products Fund of Funds Trust (the "FOF Trust," and together with the VIP Trust, the "Trusts") seek to vote proxies received with respect to the securities held by one or more of their outstanding series (each, a "Fund") in a manner that is most likely to maximize the monetary value of the holdings of the relevant Fund and to maximize the likelihood of a favorable investment return.
B.	Delegation of Proxy Voting. The Board of Trustees (the "Board") of the Trusts recognizes that the right to vote a proxy with respect to the securities that each Fund holds is an asset of that Fund and that the oversight of the effective management of this asset is a part of the Board's oversight responsibility and the obligations of the Trusts' officers. The Board further recognizes that the voting of proxies is an integral part of the services provided by Allianz Investment Management LLC ("AZIM") and by those investment advisers retained by AZIM to provide day-to-day investment management services to the Funds of the VIP Trust (each, a "Subadviser"). Accordingly, the Board hereby delegates to AZIM or to each Subadviser of a Fund of the VIP Trust, as the case may be, the responsibility for voting proxies on securities held by any Fund, the purchase and holding of which is a result of one or more investment decisions made by AZIM or such Subadviser, subject to the continuing oversight of the Board(1). In the remainder of this document, AZIM and the Subadvisers may, as appropriate, be referred to individually as a "Manager" or collectively as the "Managers."
(1)	This policy is adopted for the purpose of the disclosure requirements adopted by the Securities and Exchange Commission, Releases No. 33-8188, 34-47304, IC-25922.
C.	Monitoring of Proxy Voting by Subadvisers. The Board further delegates to AZIM, as an integral part of those services provided by AZIM to the VIP Trust pursuant to its agreement with the VIP Trust dated April 27, 2001, the responsibility for receiving appropriate representations that each Subadviser votes proxies received with respect to Fund securities in a manner that is consistent with such Subadviser's fiduciary obligation to the VIP Trust and the proxy voting policies, procedures, and guidelines ("Proxy Voting Policies") adopted by such Subadviser.
II.	Procedures
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A.	Subadviser Voting Procedures; Board Oversight. The officers of the VIP Trust (or other designated agents of the VIP Trust) shall obtain from each Subadviser the Proxy Voting Policies adopted by such Subadviser. Generally, such Proxy Voting Policies shall be presented to the Board not later than the Board meeting at which the subadvisory agreement dealing with the services to be provided by the Subadviser is submitted for the Board's review and approval. The proxy voting policies and procedures of the Managers are incorporated by reference herein. Proxy Voting Policies or a summary thereof shall be presented to the Board thereafter at least annually for its review and approval, and the officers of the VIP Trust shall use reasonable efforts to ensure that the Board is notified promptly of any material changes in the Proxy Voting Policies of each Subadviser.
B.	Specific Matters.
1.	Conflict of Interest. The Trusts recognize that there may be instances in which a Manager (or affiliated persons of a Manager) has a financial interest in a matter presented by a proxy. In reviewing the adequacy of Proxy Voting Procedures provided to the Trusts by Managers, the Trusts' officers will evaluate the extent to which conflicts of interest have been addressed; including the extent to which the existence of pre-determined voting policies have been established such that the Manager has limited discretion in making a proxy voting decision in the event of a conflict of interest, or existence of other specific decision-making mechanisms to ensure that any decision with respect to a proposal representing a conflict between the interests of the Manager and the Trust would be effectively insulated from the conflict and the basis for such decision fully documented. In limited circumstances, a Manager may be unable to make a decision with regard to a particular proxy vote in accordance with its proxy voting policies and procedures, due to the existence of a conflict. In these circumstances, and where the Manager advises the Trust of such a conflict and its inability to vote, the Trust may direct the Manager how to vote. In directing a Manager how to vote, the Trust may rely on one or more of the following considerations: the advice of counsel, or an independent third party; any voting decisions being made by other Managers to the Trust on the same proxy voting decision, where a conflict does not exist; the policies and procedures of the Manager that is unable to vote due to the conflict; or any other consideration affecting the Trust.
2.	Differences Among Proxy Voting Policies. The Trusts recognize that there may be instances where the responsibility for voting proxies with respect to a single security is vested in two or more Managers (such as, when more than one Fund, or two or more subportfolios of the same Fund that are managed by different Managers, hold voting securities of a single issuer). Under these circumstances, there is the possibility that the application of relevant Proxy Voting Policies will result in proxies being voted inconsistently. It is the position of the Trusts that such circumstance will not be deemed to suggest improper action on the part of any Manager.
3.	Proxy Voting for Loaned Securities. Portfolio securities of the Funds may, from time to time, be on loan through a securities lending program or securities lending arrangement with a third party ("Loaned Securities"). Voting rights that accompany Loaned Securities generally pass to the borrower of the securities. The Trusts will not attempt, or require Managers to attempt, to seek recalls of Loaned Securities solely for the purpose of voting routine proxies since such a practice could impact the returns received from a Fund's securities lending activity and make the Fund a less desirable lender. However, when a Trust or the relevant Manager has knowledge that a proxy involves a "Material Event" (defined below) affecting Loaned Securities, the Trusts shall use or require the Managers to use reasonable efforts to recall the Loaned Security. For purposes of this provision, the term "Material Event" means a merger, acquisition, spin-off, or other similar corporate action. The Trusts' Valuation and Investment Policy Committee (the "VIP Committee") will review from time to time what constitutes a Material Event and shall adjust the standard as deemed necessary. The VIP Committee shall communicate its standard for what constitutes a Material Event, and any subsequent changes thereto, to the Funds' Managers and to the Board. The Trusts, the Manager and/or the VIP Committee, as applicable, may utilize third-party service providers from time to time to assist in identifying and evaluating whether an event constitutes a Material Event, or may adopt standards found in the proxy voting policies of one or more Managers.
The Trusts recognize that the ability to timely recall shares for proxy voting purposes is not within the sole control of the Managers and requires the cooperation of the Trusts and other service providers. Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations. Accordingly, efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting securities.
4.	Cost-Benefit Analysis Involving Voting Proxies. The Trusts recognize that there may be circumstances in which refraining from voting a proxy may be in a Fund's best interest, such as when the Manager determines that the cost of voting a proxy exceeds any expected benefit to the Fund. For example, a Manager may refrain from voting a proxy on behalf of a Fund due to de-minimis holdings, immaterial impact on the portfolio, items relating to foreign issues (such
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as those described below) and timing issues related to the opening/closing of accounts. A Manager may refrain from voting a proxy of a foreign issue due to logistical considerations that may have a detrimental effect on the Manager's ability to vote the proxy. These issues may include, but are not limited to:  (i) proxy statements and ballots being written in a foreign language; (ii) untimely notice of a shareholder meeting; (iii) requirements to vote proxies in person; (iv) restrictions on a foreigner's ability to exercise votes; (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting; or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Managers are expected, however, to vote all such proxies on a best-efforts basis.
5.	Proxy Voting for Affiliated Underlying Funds. Certain Funds of the Trusts may invest in shares of other investment companies ("Underlying Funds") which may be advised by the Fund's Manager or its affiliates. In particular, the Funds of the FOF Trust, each of which is advised by AZIM, are expected to invest primarily in the shares of Underlying Funds which are advised by AZIM or its affiliates. It is the policy of the Trusts that any proxy solicited by such an affiliated Underlying Fund shall be voted by the Trusts in the same ratio as shares are voted by the investors of such Underlying Fund who are not affiliated with the Manager or the Trusts. In the event that the affiliated Underlying Fund has no investors who are not affiliated with the Manager or the Trusts, any proxy solicited by such an affiliated Underlying Fund shall be voted by the Trusts in accordance with the recommendation of the Underlying Fund's board.
C.	Voting Record Reporting.
1.	Maintenance of Manager Voting Records. No less than annually, the Trusts shall obtain from each Manager a record of each proxy voted with respect to portfolio securities of each Fund of the Trusts managed, in whole or in part, by that Manager during the year. This record may be provided directly by the Manager or accessed via an appropriate electronic means in the manner contemplated under relevant regulations promulgated by the Securities and Exchange Commission.
2.	Annual Filing on Form N-PX. Each of the Trusts shall file an annual report of each proxy voted with respect to securities of the Trust's Funds during the 12-month period ended June 30 on Form N-PX not later than August 31 of each year.
III.	Revocation
The delegation of the authority to vote proxies relating to portfolio securities of any Fund is entirely voluntary and may be revoked by either or both of the Trusts, acting by resolution of the Board, in whole or in part, at any time.
IV.	Disclosures
A.	Each of the Trusts shall include in its registration statement:
1.	A description of this policy and of the Proxy Voting Procedures, or summaries thereof, of each Manager; and
2.	A statement disclosing that information regarding how the Trust voted proxies relating to Fund securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust's toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.
B.	Each of the Trusts shall include in its Annual and Semi-Annual Reports to shareholders:
1.	A statement disclosing that a description of the policies and procedures used by or on behalf of the Trust to determine how to vote proxies relating to securities of the Trust's Funds is available without charge, upon request, by calling the Trust's toll-free telephone number; or through a specified Internet address; and on the SEC website.
2.	A statement disclosing that information regarding how the Trust voted proxies relating to Fund securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling the Trust's toll-free telephone number; or through a specified Internet address; or both; and on the SEC website.

ALLIANZ INVESTMENT MANAGEMENT LLC

Proxy Voting Policy and Procedures (revised December 1, 2010)
The following are general proxy voting policies and procedures ("Policies and Procedures") adopted by Allianz Investment Management LLC ("AZIM"), an investment adviser registered under the Investment Advisers Act of 1940, as amended ("Advisers Act")(1). AZIM serves as the investment adviser to various clients, including investment companies registered under the Investment Company Act of 1940, as amended ("1940 Act")(2). These Policies and Procedures are adopted to ensure compliance with Rule 206(4)-6 under the Advisers Act, other applicable fiduciary obligations of AZIM and the applicable rules and regulations of the Securities and Exchange Commission ("SEC") and interpretations of its staff.
(1)	These Policies and Procedures are adopted by AZIM pursuant to Rule 206(4)-6 under the Advisers Act. See Proxy Voting by Investment Advisers, IA Release No. 2106 (January 31, 2003).
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(2)	These Policies and Procedures address proxy voting considerations under U.S. law and regulations and do not address the laws or requirements of other jurisdictions.
AZIM will implement these Policies and Procedures for each of its clients as required under applicable law, unless expressly directed by a client in writing to refrain from voting that client's proxies. AZIM's authority to vote proxies on behalf of its clients is established by its advisory contracts, comparable documents or by an overall delegation of discretionary authority over its client's assets. These Policies and Procedures also apply to any voting rights and/or consent rights of AZIM, on behalf of its clients, with respect to debt securities, including but not limited to, plans of reorganization, and waivers and consents under applicable indentures(3).
(3)	For purposes of these Policies and Procedures, proxy voting includes any voting rights, consent rights or other voting authority of AZIM on behalf of its clients. For purposes of these Policies and Procedures, voting or consent rights shall not include matters which are primarily investment decisions, including tender offers, exchange offers, conversions, put options, redemptions, and dutch auctions.
Set forth below are AZIM's Policies and Procedures with respect to any voting or consent rights of advisory clients over which AZIM has discretionary voting authority. These Policies and Procedures may be revised from time to time.
General Statements of Policy
These Policies and Procedures are designed and implemented in a manner reasonably expected to ensure that voting and consent rights are exercised in the best interests of AZIM's clients. Each proxy is voted on a case-by-case basis taking into consideration any relevant contractual obligations as well as other relevant facts and circumstances.
AZIM may abstain from voting a client proxy under the following circumstances: (1) when the economic effect on shareholders' interests or the value of the portfolio holding is indeterminable or insignificant; or (2) when the cost of voting the proxies outweighs the benefits.
Conflicts of Interest
AZIM seeks to resolve any material conflicts of interest by voting in good faith in the best interest of its clients. If a material conflict of interest should arise, AZIM will seek to resolve such conflict in the client's best interest by pursuing any one of the following courses of action:
1.	convening an ad-hoc committee to assess and resolve the conflict(4)
(4)	Any committee must be comprised of personnel who have no direct interest in the outcome of the potential conflict.
2.	voting in accordance with the policies of the client or with the instructions or consent of the client after providing notice of and disclosing the conflict to that client;
3.	voting the proxy in accordance with the recommendation of an independent third-party service provider;
4.	suggesting that the client engage another party to determine how the proxies should be voted;
5.	delegating the vote to an independent third-party service provider; or
6.	voting in accordance with the factors discussed in these Policies and Procedures.
AZIM will document the process of resolving any identified material conflict of interest.
Reporting Requirements and the Availability of Proxy Voting Records
Except to the extent required by applicable law or otherwise approved by AZIM, AZIM will not disclose to third parties how it voted a proxy on behalf of a client. However, upon request from an appropriately authorized individual, AZIM will disclose to its clients or the entity delegating the voting authority to AZIM for such clients (for example, trustees or consultants retained by the client), how AZIM voted such client's proxy. In addition, AZIM provides its clients with a copy of these Policies and Procedures or a concise summary of these Policies and Procedures: (i) in Part II of Form ADV; (ii) together with a periodic account statement in a separate mailing; or (iii) any other means as determined by AZIM. The summary will state that these Policies and Procedures are available upon request and will inform clients that information about how AZIM voted that client's proxies is available upon request.
Record Keeping
AZIM or its agent maintains proxy voting records as required by Rule 204-2(c) of the Advisers Act. These records include: (1) a copy of all proxy voting policies and procedures; (2) proxy statements (or other disclosures accompanying requests for client consent) received regarding client securities (which may be satisfied by relying on obtaining a copy of a proxy statement from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request); (3) a record of each vote cast by AZIM on behalf of a client; (4) a copy of any document created by AZIM that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and (5) a copy of each written client request for proxy voting records and any written
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response from AZIM to any (written or oral) client request for such records. Additionally, AZIM or its agent maintains any documentation related to an identified material conflict of interest.
Proxy voting books and records are maintained by AZIM or its agent in an easily accessible place for a period of five years from the end of the fiscal year during which the last entry was made on such record, the first two years in the offices of AZIM or its agent.
Review and Oversight
AZIM's proxy voting procedures are described below. AZIM's compliance group will provide for the supervision and periodic review, no less than on an annual basis, of its proxy voting activities and the implementation of these Policies and Procedures.
1.	Receipt of Proxies by AZIM. AZIM's operations group generally will receive notice of any proxy from registered owners of record (for example, custodian bank or other third-party service providers).
2.	Conflicts of Interest. AZIM's operations group will engage the compliance group to review each proxy to determine whether there may be a material conflict between AZIM and its client. As part of this review, the compliance group will determine whether the issuer of the security or proponent of the proposal is a client or affiliate of AZIM, or if a client or affiliate has actively solicited AZIM to support a particular position. If no conflict exists, the operations group will forward each proxy to AZIM's Valuation and Investment Policy Committee (the "VIP Committee"). However, if a conflict does exist, AZIM's compliance group will seek to resolve any such conflict in accordance with these Policies and Procedures.
3.	Vote. The VIP Committee will review the information, will vote the proxy in accordance with these Policies and Procedures, and will return the voted proxy to AZIM's operations group.
4.	Transmittal to Third Parties. AZIM will document the VIP Committee's decision for each proxy received in a format designated by the custodian bank or other third party service provider. AZIM will maintain a log of all corporate actions, including proxy voting, that indicates, among other things, the date the notice was received and verified, AZIM's response, the date and time the custodian bank or other third party service provider was notified, the expiration date, and any action taken.
5.	Information Barriers. Certain entities controlling, controlled by, or under common control with AZIM ("Affiliates") may be engaged in banking, investment advisory, broker-dealer, and investment banking activities. AZIM personnel and AZIM's agents are prohibited from disclosing information regarding AZIM's voting intentions to any Affiliate. Any AZIM personnel involved in the proxy voting process who are contacted by an Affiliate regarding the manner in which AZIM or its delegate intend to vote on a specific issue must terminate the contact and notify the compliance group immediately.
Certain personnel performing duties for AZIM also are employed by and perform duties for Allianz Life Insurance Company of North America ("AZL"), which owns AZIM. In certain circumstances, AZIM personnel involved in the process of voting proxies on behalf of AZIM's client may also be involved in the process of voting the same proxies on behalf of AZL or other Affiliates. Any such circumstances should be reported to AZIM's compliance group, which will be responsible to ensure that the interests of AZIM's clients are protected and that any conflicts of interest are identified and resolved.
Categories of Proxy Voting Issues
In general, AZIM reviews and considers corporate governance issues related to proxy matters and generally supports proposals that foster good corporate governance practices. AZIM considers each proposal on a case-by-case basis, taking into consideration various factors and all relevant facts and circumstances at the time of the vote. AZIM may vote proxies as recommended by management on routine matters related to the operation of the issuer and on matters not expected to have a significant economic impact on the issuer and/or shareholders, because AZIM believes the recommendations by the issuer generally are in shareholders' best interests, and therefore in the best economic interest of AZIM's clients. The following is a non-exhaustive list of issues that may be included in proxy materials submitted to clients of AZIM, and a non-exhaustive list of factors that AZIM may consider in determining how to vote the client's proxies.
Board of Directors
1.	Independence. AZIM may consider the following factors when voting on director independence issues: (i) majority requirements for the board and the audit, nominating, compensation, and/or other board committees; and (ii) whether the issuer adheres to and/or is subject to legal and regulatory requirements.
2.	Director Tenure and Retirement. AZIM may consider the following factors when voting on limiting the term of outside directors: (i) the introduction of new viewpoints on the board; (ii) a reasonable retirement age for the outside directors; and (iii) the impact on the board's stability and continuity.
3.	Nominations in Elections. AZIM may consider the following factors when voting on uncontested elections: (i) composition of the board; (ii) nominee availability and attendance at meetings; (iii) any investment made by the nominee in the issuer; and (iv) long-term corporate performance and the price of the issuer's securities.
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4.	Separation of Chairman and CEO Positions. AZIM may consider the following factors when voting on proposals requiring that the positions of chairman of the board and the chief executive officer not be filled by the same person: (i) any potential conflict of interest with respect to the board's ability to review and oversee management's actions; and (ii) any potential effect on the issuer's productivity and efficiency.
5.	D&O Indemnification and Liability Protection. AZIM may consider the following factors when voting on proposals that include director and officer indemnification and liability protection: (i) indemnifying directors for conduct in the normal course of business; (ii) limiting liability for monetary damages for violating the duty of care; (iii) expanding coverage beyond legal expenses to acts that represent more serious violations of fiduciary obligation than carelessness (for example, negligence); and (iv) providing expanded coverage in cases where a director's legal defense was unsuccessful if the director was found to have acted in good faith and in a manner that he or she reasonably believed was in the best interests of the company.
6.	Stock Ownership. AZIM may consider the following factors when voting on proposals on mandatory share ownership requirements for directors: (i) the benefits of additional vested interest in the issuer's stock; (ii) the ability of a director to fulfill his/her duties to the issuer regardless of the extent of his stock ownership; and (iii) the impact of limiting the number of persons qualified to be directors.
Proxy Contests and Proxy Contest Defenses
1.	Contested Director Nominations. AZIM may consider the following factors when voting on proposals for director nominees in a contested election: (i) background and reason for the proxy contest; (ii) qualifications of the director nominees; (iii) management's track record; (iv) the issuer's long-term financial performance within its industry; (v) assessment of what each side is offering shareholders; (vi) the likelihood that the proposed objectives and goals can be met; and (vii) stock ownership positions of the director nominees.
2.	Reimbursement for Proxy Solicitation Expenses. AZIM may consider the following factors when voting on reimbursement for proxy solicitation expenses: (i) identity of the persons who will pay the expenses; (ii) estimated total cost of solicitation; (iii) total expenditures to date; (iv) fees to be paid to proxy solicitation firms; and (v) when applicable, terms of a proxy contest settlement.
3.	Ability to Alter the Size of the Board by Shareholders. AZIM may consider whether the proposal seeks to fix the size of the board and/or require shareholder approval to alter the size of the board.
4.	Ability to Remove Directors by Shareholders. AZIM may consider whether the proposal allows shareholders to remove directors with or without cause and/or allow shareholders to elect directors and fill board vacancies
5.	Cumulative Voting. AZIM may consider the following factors when voting on cumulative voting proposals: (i) the ability of significant stockholders to elect a director of their choosing; (ii) the ability of minority shareholders to concentrate their support in favor of a director(s) of their choosing; and (iii) any potential limitation placed on the director's ability to work for all shareholders.
6.	Supermajority Shareholder Requirements. AZIM may consider all relevant factors, including but not limited to, limiting the ability of shareholders to effect change when voting on supermajority requirements to approve an issuer's charter or bylaws, or to approve a merger or other significant business combination that would require a level of voting approval in excess of a simple majority.
Tender Offer Defenses
1.	Classified Boards. AZIM may consider the following factors when voting on classified boards: (i) providing continuity to the issuer; (ii) promoting long-term planning for the issuer; and (iii) guarding against unsolicited takeovers.
2.	Poison Pills. AZIM may consider the following factors when voting on poison pills: (i) supporting proposals to require a shareholder vote on other shareholder rights plans; (ii) ratifying or redeeming a poison pill in the interest of protecting the value of the issuer; and (iii) other alternatives to prevent a takeover at a price clearly below the true value of the issuer.
3.	Fair Price Provisions. AZIM may consider the following factors when voting on proposals with respect to fair price provisions: (i) the vote required to approve the proposed acquisition; (ii) the vote required to repeal the fair price provision; (iii) the mechanism for determining fair price; and (iv) whether these provisions are bundled with other anti-takeover measures (for example, supermajority voting requirements) that may entrench management and discourage attractive tender offers.
Capital Structure
1.	Stock Authorizations. AZIM may consider the following factors to help distinguish between legitimate proposals to authorize increases in common stock for expansion and other corporate purchases and those proposals designed primarily as an anti-takeover device: (i) the purpose and need for the stock increase; (ii) the percentage increase with respect to the authorization currently in place; (iii) voting rights of the stock; and (iv) overall capitalization structure of the issuer.
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2.	Issuance of Preferred Stock. AZIM may consider the following factors when voting on the issuance of preferred stock: (i) whether the new class of preferred stock has unspecified voting, conversion, dividend distribution, and other rights; (ii) whether the issuer expressly states that the stock will not be used as a takeover defense or carry superior voting rights; (iii) whether the issuer specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable; and (iv) whether the stated purpose is to raise capital or make acquisitions in the normal course of business.
3.	Stock Splits. AZIM may consider the following factors when voting on stock splits: (i) the percentage increase in the number of shares with respect to the issuer's existing authorized shares; and (ii) the industry that the issuer is in and the issuer's performance in that industry.
4.	Reverse Stock Splits. AZIM may consider the following factors when voting on reverse stock splits: (i) the percentage increase in the shares with respect to the issuer's existing authorized stock; and (ii) issues related to delisting the issuer's stock.
Executive and Director Compensation
1.	Stock Option Plans. AZIM may consider the following factors when voting on stock option plans: (i) whether the stock option plan expressly permits the repricing of options; (ii) whether the plan could result in earnings dilution of greater than a specified percentage of shares outstanding; (iii) whether the plan has an option exercise price below the market price on the day of the grant; (iv) whether the proposal relates to an amendment to extend the term of options for persons leaving the firm voluntarily or for cause; and (v) whether the stock option plan has certain other embedded features.
2.	Director Compensation. AZIM may consider the following factors when voting on director compensation: (i) whether director shares are at the same market risk as those of the issuer's shareholders; and (ii) how stock option programs for outside directors compare with the standards of internal stock option programs.
3.	Golden and Tin Parachutes. AZIM may consider the following factors when voting on golden and/or tin parachutes: (i) whether they will be submitted for shareholder approval; and (ii) the employees covered by the plan and the quality of management.
State of Incorporation
State Takeover Statutes. AZIM may consider the following factors when voting on proposals to opt out of a state takeover statute: (i) the power the statute vests with the issuer's board; (ii) the potential of the statute to stifle bids; and (iii) the potential for the statute to empower the board to negotiate a better deal for shareholders.
Mergers and Restructurings
1.	Mergers and Acquisitions. AZIM may consider the following factors when voting on a merger and/or acquisition: (i) anticipated financial and operating benefits as a result of the merger or acquisition; (ii) offer price; (iii) prospects of the combined companies; (iv) how the deal was negotiated; and (v) changes in corporate governance and the potential impact on shareholder rights. AZIM may also consider what impact the merger or acquisition may have on groups/organizations other than the issuer's shareholders.
2.	Corporate Restructurings. With respect to a proxy proposal that includes a spin-off, AZIM may consider the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives. With respect to a proxy proposal that includes an asset sale, AZIM may consider the impact on the balance sheet or working capital and the value received for the asset. With respect to a proxy proposal that includes a liquidation, AZIM may consider management's efforts to pursue alternatives, the appraisal value of assets, and the compensation plan for executives managing the liquidation.
Investment Company Proxies
Except as otherwise provided in the following paragraph, for a client that is invested in an investment company, AZIM votes each proxy of the investment company on a case-by-case basis and takes all reasonable steps to ensure that proxies are voted consistent with all applicable investment policies of the client and in accordance with any resolutions or other instructions approved by authorized persons of the client.
For a client that is invested in an investment company that is advised by AZIM or its affiliates, if there is a conflict of interest that may be presented when voting for the client (for example, a proposal to approve a contract between AZIM and the investment company), AZIM will resolve the conflict by doing any one of the following: (i) voting in accordance with the written policies of the client or with the instructions or consent of the client after providing notice of and disclosing the conflict to that client; (ii) voting the proxy in accordance with the recommendation of an independent third-party service provider; or (iii) delegating the vote to an independent third-party service provider.
1.	Election of Directors or Trustees. AZIM may consider the following factors when voting on the director or trustee nominees of a mutual fund: (i) board structure, director independence and qualifications, and compensation paid by the fund and the
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family of funds; (ii) availability and attendance at board and committee meetings; (iii) investments made by the nominees in the fund; and (iv) the fund's performance.
2.	Converting Closed-End Fund to Open-End Fund. AZIM may consider the following factors when voting on converting a closed-end fund to an open-end fund: (i) past performance as a closed-end fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address any discount of the fund's shares; (iv) past shareholder activism; (v) board activity; and (vi) votes on related proposals.
3.	Proxy Contests. AZIM may consider the following factors related to a proxy contest: (i) past performance of the fund; (ii) the market in which the fund invests; (iii) measures taken by the board to address past shareholder activism; (iv) board activity; and (v) votes on related proposals.
4.	Investment Advisory Agreements. AZIM may consider the following factors related to approval of an investment advisory agreement: (i) proposed and current fee arrangements/schedules; (ii) fund category/investment objective; (iii) performance benchmarks; (iv) total return performance as compared with peers; and (v) the magnitude of any fee increase and the reasons for such fee increase.
5.	Policies Established in Accordance with the 1940 Act. AZIM may consider the following factors: (i) the extent to which the proposed changes fundamentally alter the investment focus of the fund and comply with SEC interpretation; (ii) potential competitiveness; (iii) regulatory developments; and (iv) current and potential returns and risks.
6.	Changing a Fundamental Restriction to a Non-Fundamental Restriction. AZIM may consider the following when voting on a proposal to change a fundamental restriction to a non-fundamental restriction: (i) reasons given by the board and management for the change; and (ii) the projected impact of the change on the fund's portfolio.
7.	Rule 12b-1 Plans. AZIM may consider the following when voting on a proposal to approve a Rule 12b-1 Plan: (i) fees charged to comparably sized funds with similar investment objectives; (ii) the distributor's reputation and past performance; and (iii) competitiveness of the fund among other similar funds in the industry.
8.	Names Rule Proposals. AZIM may consider the following factors when voting on a proposal to change a fund name, consistent with Rule 35d-1 of the 1940 Act: (i) whether the fund invests a minimum of 80% of its assets in the type of investments suggested by the proposed name; (ii) the political and economic changes in the target market; and (iii) current asset composition.
9.	Disposition of Assets/Termination/Liquidation. AZIM may consider the following when voting on a proposal to dispose of fund assets, terminate, or liquidate the fund: (i) strategies employed to salvage the fund; (ii) the fund's past performance; and (iii) the terms of the liquidation.
10.	Changes to Charter Documents. AZIM may consider the following when voting on a proposal to change a fund's charter documents: (i) degree of change implied by the proposal; (ii) efficiencies that could result; (iii) state of incorporation; and (iv) regulatory standards and implications.
11.	Changing the Domicile of a Fund. AZIM may consider the following when voting on a proposal to change the domicile of a fund: (i) regulations of both states; (ii) required fundamental policies of both states; and (iii) the increased flexibility available.
12.	Change in Fund's Subclassification. AZIM may consider the following when voting on a change in a fund's subclassification from diversified to non-diversified or to permit concentration in an industry: (i) potential competitiveness; (ii) current and potential returns; (iii) risk of concentration; and (iv) consolidation in the target industry.
Distressed and Defaulted Securities
1.	Waivers and Consents. AZIM may consider the following when determining whether to support a waiver or consent to changes in provisions of indentures governing debt securities that are held on behalf of clients: (i) likelihood that the granting of such waiver or consent will potentially increase recovery to clients; (ii) potential for avoiding cross-defaults under other agreements; and (iii) likelihood that deferral of default will give the obligor an opportunity to improve its business operations.
2.	Voting on Chapter 11 Plans of Liquidation or Reorganization. AZIM may consider the following when determining whether to vote for or against a Chapter 11 plan in a case pending with respect to an obligor under debt securities which are held on behalf of clients: (i) other alternatives to the proposed plan; (ii) whether clients are treated appropriately and in accordance with applicable law with respect to their distributions; (iii) whether the vote is likely to increase or decrease recoveries to clients.
Miscellaneous Provisions
1.	Other Business. Proxy ballots sometimes contain a proposal granting the board authority to "transact such other business as may properly come before the meeting." AZIM may consider the following factors when developing a position on proxy ballots that contain a proposal granting the board authority to "transact such other business as may properly come before the
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      meeting": (i) whether the board is limited in what actions it may legally take within such authority; and (ii) AZIM's responsibility to consider actions before supporting them.
2.	Equal Access. AZIM may consider the following factors when voting on equal access: (i) the opportunity for significant company shareholders to evaluate and propose voting recommendations on proxy proposals and director nominees, and to nominate candidates to the board; and (ii) the added complexity and burden of providing shareholders with access to proxy materials.
3.	Charitable Contributions. AZIM may consider the following factors when voting on charitable contributions: (i) the potential benefits to shareholders; and (ii) the potential impact on the issuer's resources that could have been used to increase shareholder value.
4.	Special Interest Issues. AZIM may consider the following factors when voting on special interest issues: (i) the long-term benefit to shareholders of promoting corporate accountability and responsibility on social issues; (ii) management's responsibility with respect to special interest issues; (iii) any economic costs and restrictions on management; (iv) a client's instruction to vote proxies in a specific manner and/or in a manner different from these Policies and Procedures; and (v) the responsibility to vote proxies for the greatest long-term shareholder value.

BLACKROCK

Proxy Voting Policies and Procedures
Introduction to BlackRock
BlackRock is the world's preeminent asset management firm and a premier provider of global investment management, risk management and advisory services to institutional and individual clients around the world. BlackRock offers a wide range of investment strategies and product structures to meet clients' needs, including individual and institutional separate accounts, mutual funds, closed-end funds, and other pooled investment vehicles and the industry-leading iShares exchange traded funds. Through BlackRock Solutions®, we offer risk management, strategic advisory and enterprise investment system services to a broad base of clients.
Philosophy on corporate governance
BlackRock's corporate governance program is focused on protecting and enhancing the economic value of the companies in which it invests on behalf of clients. We do this through engagement with boards and management of investee companies and, for those clients who have given us authority, through voting at shareholder meetings.
We believe that there are certain fundamental rights attached to share ownership. Companies and their boards should be accountable to shareholders and structured with appropriate checks and balances to ensure that they operate in shareholders' interests. Effective voting rights are central to the rights of ownership and there should be one vote for one share. Shareholders should have the right to elect, remove and nominate directors, approve the appointment of the auditor and to amend the corporate charter or by-laws. Shareholders should be able to vote on matters that are material to the protection of their investment including but not limited to changes to the purpose of the business, dilution levels and pre-emptive rights, the distribution of income and the capital structure. In order to exercise these rights effectively, we believe shareholders have the right to sufficient and timely information to be able to take an informed view of the proposals, and of the performance of the company and management.
Our focus is on the board of directors, as the agent of shareholders, which should set the company's strategic aims within a framework of prudent and effective controls which enables risk to be assessed and managed. The board should provide direction and leadership to the management and oversee management's performance. Our starting position is to be supportive of boards in their oversight efforts on our behalf and we would generally expect to support the items of business they put to a vote at shareholder meetings. Votes cast against or withheld from resolutions proposed by the board are a signal that we are concerned that the directors or management have either not acted in the interests of shareholders or have not responded adequately to shareholder concerns regarding strategy or performance.
These principles set out our approach to engaging with companies, provide guidance on our position on corporate governance and outline how our views might be reflected in our voting decisions. Corporate governance practices vary internationally and our expectations in relation to individual companies are based on the legal and regulatory framework of each market. However, as noted above, we do believe that there are some overarching principles of corporate governance that apply globally. We assess voting matters on a case-by-case basis and in light of each company's unique circumstances. We are interested to understand from the company's reporting its approach to corporate governance, particularly where it is different from the usual market practice, and how it benefits shareholders.
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BlackRock also believes that shareholders have responsibilities in relation to monitoring and providing feedback to companies, sometimes known as stewardship. These ownership responsibilities include, in our view, engaging with management or board members on corporate governance matters, voting proxies in the best long-term economic interests of shareholders and engaging with regulatory bodies to ensure a sound policy framework consistent with promoting long-term shareholder value creation. Institutional shareholders also have responsibilities to their clients to have appropriate resources and oversight structures. Our own approach to oversight in relation to our corporate governance activities is set out in the section below titled "BlackRock's oversight of its corporate governance activities".
Corporate governance, engagement and voting
We recognize that accepted standards of corporate governance differ between markets but we believe that there are sufficient common threads globally to identify an overarching set of principles. The primary objective of our corporate governance activities is the protection and enhancement of the value of our clients' investments in public corporations. Thus, these principles focus on practices and structures that we consider to be supportive of long-term value creation. We discuss below the principles under six key themes. In our regional and market-specific voting guidelines we explain how these principles inform our voting decisions in relation to specific resolutions that may appear on the agenda of a shareholder meeting in the relevant market.
The six key themes are:
Boards and directors
Auditors and audit-related issues
Capital structure, mergers, asset sales and other special transactions
Remuneration and benefits
Social, ethical and environmental issues
General corporate governance matters
At a minimum we would expect companies to observe the accepted corporate governance standard in their domestic market or to explain why doing so is not in the interests of shareholders. Where company reporting and disclosure is inadequate or the approach taken is inconsistent with our view of what is in the best interests of shareholders, we will engage with the company and/or use our vote to encourage a change in practice. In making voting decisions, we take into account research from proxy advisors, other internal and external research, information published by the company or provided through engagement and the views of our equity portfolio managers.
BlackRock views engagement as an important activity; engagement provides BlackRock with the opportunity to improve our understanding of investee companies and their governance structures, so that our voting decisions may be better informed. Engagement also allows us to share our philosophy and approach to investment and corporate governance with companies to enhance their understanding of our objectives. There are a range of approaches we may take in engaging companies depending on the nature of the issue under consideration, the company and the market.
Boards and directors
The performance of the board is critical to the economic success of the company and to the protection of shareholders' interests. Board members serve as agents of shareholders in overseeing the strategic direction and operation of the company. For this reason, BlackRock focuses on directors in many of its engagements and sees the election of directors as one of its most important responsibilities in the proxy voting context.
We expect the board of directors to promote and protect shareholder interests by: establishing an appropriate corporate governance structure; supporting and overseeing management in setting strategy; ensuring the integrity of financial statements; making decisions regarding mergers, acquisitions and disposals; establishing appropriate executive compensation structures; and addressing business issues including social, ethical and environmental issues when they have the potential to materially impact company reputation and performance.
There should be clear definitions of the role of the board, the sub-committees of the board and the senior management such that the responsibilities of each are well understood and accepted. Companies should report publicly the approach taken to governance (including in relation to board structure) and why this approach is in the interest of shareholders. We will engage with the appropriate directors where we have concerns about the performance of the board or the company, the broad strategy of the company or the performance of individual board members. Concerns about directors may include their role on the board of a different company where that board has performed poorly and failed to protect shareholder interests.
BlackRock believes that directors should stand for re-election on a regular basis. We assess directors nominated for election or re-election in the context of the composition of the board as a whole. There should be detailed disclosure of the relevant credentials of the individual directors in order that shareholders can assess the caliber of an individual nominee. We expect there
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to be a sufficient number of independent directors on the board to ensure the protection of the interests of all shareholders. Common impediments to independence may include but are not limited to: current employment at the company or a subsidiary; former employment within the past several years as an executive of the company; providing substantial professional services to the company and/or members of the company's management; having had a substantial business relationship in the past three years; having, or representing a shareholder with, a substantial shareholding in the company; being an immediate family member of any of the aforementioned; and interlocking directorships.
BlackRock believes that the operation of the board is enhanced when there is a clearly independent, senior non-executive director to lead it. Where the chairman is also the CEO or is otherwise not independent the company should have an independent lead director. The role of this director is to enhance the effectiveness of the independent members of the board through shaping the agenda, ensuring adequate information is provided to the board and encouraging independent participation in board deliberations. The lead independent board director should be available to shareholders if they have concerns that they wish to discuss.
To ensure that the board remains effective, regular reviews of board performance should be carried out and assessments made of gaps in skills or experience amongst the members. BlackRock believes it is beneficial for new directors to be brought onto the board periodically to refresh the group's thinking and to ensure both continuity and adequate succession planning. In identifying potential candidates, boards should take into consideration the diversity of experience and expertise of the current directors and how that might be augmented by incoming directors. We believe that directors are in the best position to assess the optimal size for the board, but we would be concerned if a board seemed too small to have an appropriate balance of directors or too large to be effective.
There are matters for which the board has responsibility that may involve a conflict of interest for executives or for affiliated directors. BlackRock believes that shareholders' interests are best served when the independent members of the board form a sub-committee to deal with such matters. In many markets, these sub-committees of the board specialize in audit, director nominations and compensation matters. An ad hoc committee might also be formed to decide on a special transaction, particularly one with a related party.
Auditors and audit-related issues
BlackRock recognizes the critical importance of financial statements which should provide a complete and accurate picture of a company's financial condition. We will hold the members of the audit committee or equivalent responsible for overseeing the management of the audit function. We take particular note of cases involving significant financial restatements or ad hoc notifications of material financial weakness.
The integrity of financial statements depends on the auditor being free of any impediments to being an effective check on management. To that end, we believe it is important that auditors are, and are seen to be, independent. Where the audit firm provides services to the company in addition to the audit, the fees earned should be disclosed and explained. Audit committees should also have in place a procedure for assuring annually the independence of the auditor.
Capital structure, mergers, asset sales and other special transactions
The capital structure of a company is critical to its owners, the shareholders, as it impacts the value of their investment and the priority of their interest in the company relative to that of other equity or debt investors. Pre-emption rights are a key protection for shareholders against the dilution of their interests.
In assessing mergers, asset sales or other special transactions, BlackRock's primary consideration is the long-term economic interests of shareholders. Boards proposing a transaction need to clearly explain the economic and strategic rationale behind it. We will review a proposed transaction to determine the degree to which it enhances long-term shareholder value. We would prefer that proposed transactions have the unanimous support of the board and have been negotiated at arm's length. We may seek reassurance from the board that executive and/or board members' financial interests in a given transaction have not affected their ability to place shareholders' interests before their own. Where the transaction involves related parties, we would expect the recommendation to support it to come from the independent directors and would prefer only non-conflicted shareholders to vote on the proposal.
BlackRock believes that shareholders have a right to dispose of company shares in the open market without unnecessary restriction. In our view, corporate mechanisms designed to limit shareholders' ability to sell their shares are contrary to basic property rights. Such mechanisms can serve to protect and entrench interests other than those of the shareholders. We believe that shareholders are broadly capable of making decisions in their own best interests. We would expect any so-called 'shareholder rights plans' being proposed by a board to be subject to shareholder approval on introduction and periodically thereafter for continuation.
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Remuneration and benefits
BlackRock expects a company's board of directors to put in place a compensation structure that incentivizes and rewards executives appropriately and is aligned with shareholder interests, particularly long-term shareholder returns. We would expect the compensation committee to take into account the specific circumstances of the company and the key individuals the board is trying to incentivize. We encourage companies to ensure that their compensation packages incorporate appropriate and challenging performance conditions consistent with corporate strategy and market practice. We use third party research, in addition to our own analysis, to evaluate existing and proposed compensation structures. We hold members of the compensation committee or equivalent accountable for poor compensation practices or structures.
BlackRock believes that there should be a clear link between variable pay and company performance as reflected in returns to shareholders. We are not supportive of one-off or special bonuses unrelated to company or individual performance. We support incentive plans that pay out rewards earned over multiple and extended time periods. We believe consideration should be given to building claw back provisions into incentive plans such that executives would be required to repay rewards where they were not justified by actual performance. Compensation committees should guard against contractual arrangements that would entitle executives to material compensation for early termination of their contract. Finally, pension contributions should be reasonable in light of market practice.
Outside directors should be compensated in a manner that does not risk compromising their independence or aligning their interests too closely with those of the management, whom they are charged with overseeing.
Social, ethical, and environmental issues
Our fiduciary duty to clients is to protect and enhance their economic interest in the companies in which we invest on their behalf. It is within this context that we undertake our corporate governance activities. We believe that well-managed companies will deal effectively with the social, ethical and environmental ("SEE") aspects of their businesses.
BlackRock expects companies to identify and report on the material, business-specific SEE risks and opportunities and to explain how these are managed. This explanation should make clear how the approach taken by the company best serves the interests of shareholders and protects and enhances the long-term economic value of the company. The key performance indicators in relation to SEE matters should also be disclosed and performance against them discussed, along with any peer group benchmarking and verification processes in place. This helps shareholders assess how well management is dealing with the SEE aspects of the business. Any global standards adopted should also be disclosed and discussed in this context.
We may vote against the election of directors where we have concerns that a company might not be dealing with SEE issues appropriately. Sometimes we may reflect such concerns by supporting a shareholder proposal on the issue, where there seems to be either a significant potential threat or realized harm to shareholders' interests caused by poor management of SEE matters. In deciding our course of action, we will assess whether the company has already taken sufficient steps to address the concern and whether there is a clear and material economic disadvantage to the company if the issue is not addressed.
More commonly, given that these are often not voting issues, we will engage directly with the board or management. The trigger for engagement on a particular SEE concern is our assessment that there is potential for material economic ramifications for shareholders.
We do not see it as our role to make social, ethical or political judgments on behalf of clients. We expect investee companies to comply, at a minimum, with the laws and regulations of the jurisdictions in which they operate. They should explain how they manage situations where such laws or regulations are contradictory or ambiguous.
General corporate governance matters
BlackRock believes that shareholders have a right to timely and detailed information on the financial performance and viability of the companies in which they invest. In addition, companies should also publish information on the governance structures in place and the rights of shareholders to influence these. The reporting and disclosure provided by companies helps shareholders assess whether the economic interests of shareholders have been protected and the quality of the board's oversight of management. BlackRock believes shareholders should have the right to vote on key corporate governance matters, including on changes to governance mechanisms, to submit proposals to the shareholders' meeting and to call special meetings of shareholders. BlackRock's oversight of its corporate governance activities
Oversight
BlackRock holds itself to a very high standard in its corporate governance activities, including in relation to executing proxy votes. This function is executed by a team of dedicated BlackRock employees without sales responsibilities (the "Corporate Governance Group"), and which is considered an investment function. BlackRock maintains three regional oversight committees ("Corporate Governance Committees") for the Americas, Europe, the Middle East and Africa (EMEA) and Asia-Pacific,
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consisting of senior BlackRock investment professionals. All of the regional Corporate Governance Committees report to a Global Corporate Governance Oversight Committee, which is a risk-focused committee composed of senior representatives of the active and index equity investment businesses, the Deputy General Counsel, the Global Executive Committee member to whom the Corporate Governance Group reports and the head of the Corporate Governance Group. The Corporate Governance Committees review and approve amendments to their respective proxy voting guidelines ("Guidelines") and grant authority to the Global Head of Corporate Governance ("Global Head"), a dedicated BlackRock employee without sales responsibilities, to vote in accordance with the Guidelines. The Global Head leads the Corporate Governance Group to carry out engagement, voting and vote operations in a manner consistent with the relevant Corporate Governance Committee's mandate. The Corporate Governance Group engages companies in conjunction with the portfolio managers in discussions of significant governance issues, conducts research on corporate governance issues and participates in industry discussions to keep abreast of the field of corporate governance. The Corporate Governance Group, or vendors overseen by the Corporate Governance Group, also monitor upcoming proxy votes, execute proxy votes and maintain records of votes cast. The Corporate Governance Group may refer complicated or particularly controversial matters or discussions to the appropriate investors and/or regional Corporate Governance Committees for their review, discussion and guidance prior to making a voting decision. BlackRock's Equity Policy Oversight Committee (EPOC) is informed of certain aspects of the work of the Global Corporate Governance Oversight Committee and the Corporate Governance Group.
Vote execution
BlackRock carefully considers proxies submitted to funds and other fiduciary accounts ("Funds") for which it has voting authority. BlackRock votes (or refrains from voting) proxies for each Fund for which it has voting authority based on BlackRock's evaluation of the best long-term economic interests of shareholders, in the exercise of its independent business judgment, and without regard to the relationship of the issuer of the proxy (or any dissident shareholder) to the Fund, the Fund's affiliates (if any), BlackRock or BlackRock's affiliates.
When exercising voting rights, BlackRock will normally vote on specific proxy issues in accordance with its Guidelines for the relevant market. The Guidelines are reviewed regularly and are amended consistent with changes in the local market practice, as developments in corporate governance occur, or as otherwise deemed advisable by BlackRock's Corporate Governance Committees. The Corporate Governance Committees may, in the exercise of their business judgment, conclude that the Guidelines do not cover the specific matter upon which a proxy vote is requested or that an exception to the Guidelines would be in the best long-term economic interests of BlackRock's clients.
In the uncommon circumstance of there being a vote with respect to fixed income securities or the securities of privately held issuers the decision generally will be made by a Fund's portfolio managers and/or the Corporate Governance Group based on their assessment of the particular transactions or other matters at issue.
In certain markets, proxy voting involves logistical issues which can affect BlackRock's ability to vote such proxies, as well as the desirability of voting such proxies. These issues include but are not limited to:  (i) untimely notice of shareholder meetings; (ii) restrictions on a foreigner's ability to exercise votes; (iii) requirements to vote proxies in person; (iv) "share-blocking" (requirements that investors who exercise their voting rights surrender the right to dispose of their holdings for some specified period in proximity to the shareholder meeting); (v) potential difficulties in translating the proxy; and (vi) requirements to provide local agents with unrestricted powers of attorney to facilitate voting instructions. We are not supportive of impediments to the exercise of voting rights such as shareblocking or overly burdensome administrative requirements.
As a consequence, BlackRock votes proxies in these markets only on a "best-efforts" basis. In addition, the Corporate Governance Committees may determine that it is generally in the best interests of BlackRock clients not to vote proxies of companies in certain countries if the committee determines that the costs (including but not limited to opportunity costs associated with shareblocking constraints) associated with exercising a vote are expected to outweigh the benefit the client would derive by voting on the issuer's proposal.
While it is expected that BlackRock, as a fiduciary, will generally seek to vote proxies over which BlackRock exercises voting authority in a uniform manner for all BlackRock clients, the relevant Corporate Governance Committee, in conjunction with the portfolio manager of an account, may determine that the specific circumstances of such an account require that such account's proxies be voted differently due to such account's investment objective or other factors that differentiate it from other accounts. In addition, BlackRock believes portfolio managers may from time to time legitimately reach differing but equally valid views, as fiduciaries for their funds and the client assets in those Funds, on how best to maximize economic value in respect of a particular investment. Accordingly, portfolio managers retain full discretion to vote the shares in the Funds they manage based on their analysis of the economic impact of a particular ballot item.
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Conflicts management
BlackRock maintains policies and procedures that are designed to prevent undue influence on BlackRock's proxy voting activity that might stem from any relationship between the issuer of a proxy (or any dissident shareholder) and BlackRock, BlackRock's affiliates, a Fund or a Fund's affiliates. Some of the steps BlackRock has taken to prevent conflicts include, but are not limited to:
BlackRock has adopted a proxy voting oversight structure whereby the Corporate Governance Committees oversee the voting decisions and other activities of the Corporate Governance Group, and particularly its activities with respect to voting in the relevant region of each Corporate Governance Committee's jurisdiction.
The Corporate Governance Committees have adopted Guidelines for each region, which set forth the firm's views with respect to certain corporate governance and other issues that typically arise in the proxy voting context. The Corporate Governance Committees receive periodic reports regarding the specific votes cast by the Corporate Governance Group and regular updates on material process issues, procedural changes and other matters of concern to the Corporate Governance Committees.
BlackRock's Global Corporate Governance Oversight Committee oversees the Global Head, the Corporate Governance Group and the Corporate Governance Committees. The Global Corporate Governance Oversight Committee conducts a review, at least annually, of the proxy voting process to ensure compliance with BlackRock's risk policies and procedures.
BlackRock maintains a reporting structure that separates the Global Head and Corporate Governance Group from employees with sales responsibilities. In addition, BlackRock maintains procedures intended to ensure that all engagements with corporate issuers or dissident shareholders are managed consistently and without regard to BlackRock's relationship with the issuer of the proxy or dissident shareholder. Within the normal course of business, the Global Head or Corporate Governance Group may engage directly with BlackRock clients, and with employees with sales responsibilities, in discussions regarding general corporate governance policy matters, and to otherwise ensure that proxy-related client service levels are met. The Global Head or Corporate Governance Group does not discuss any specific voting matter with a client prior to the disclosure of the vote decision to all applicable clients after the shareholder meeting has taken place, except if the client is acting in the capacity as issuer of the proxy or dissident shareholder and is engaging through the established procedures independent of the client relationship.
In certain instances, BlackRock may determine to engage an independent fiduciary to vote proxies as a further safeguard to avoid potential conflicts of interest or as otherwise required by applicable law. The independent fiduciary may either vote such proxies or provide BlackRock with instructions as to how to vote such proxies. In the latter case, BlackRock votes the proxy in accordance with the independent fiduciary's determination. Use of an independent fiduciary has been adopted for voting the proxies related to any company that is affiliated with BlackRock or any company that includes BlackRock employees on its board of directors.
With regard to the relationship between securities lending and proxy voting, BlackRock's approach is driven by our clients' economic interests. The evaluation of the economic desirability of recalling loans involves balancing the revenue producing value of loans against the likely economic value of casting votes. Based on our evaluation of this relationship, we believe that generally the likely economic value of casting most votes is less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by BlackRock recalling loaned securities in order to ensure they are voted. Periodically, BlackRock analyzes the process and benefits of voting proxies for securities on loan, and will consider whether any modification of its proxy voting policies or procedures is necessary in light of future conditions. In addition, BlackRock may in its discretion determine that the value of voting outweighs the cost of recalling shares, and thus recall shares to vote in that instance.
Voting guidelines
The issue-specific voting Guidelines published for each region/country in which we vote are intended to summarize BlackRock's general philosophy and approach to issues that may commonly arise in the proxy voting context in each market where we invest. These Guidelines are not intended to be exhaustive. BlackRock applies the Guidelines on a case-by-case basis, in the context of the individual circumstances of each company and the specific issue under review. As such, these Guidelines do not provide a guide to how BlackRock will vote in every instance. Rather, they share our view about corporate governance issues generally, and provide insight into how we typically approach issues that commonly arise on corporate ballots.
Reporting
We report our proxy voting activity directly to clients and publically as required. In addition, we publish for clients a more detailed discussion of our corporate governance activities, including engagement with companies and with other relevant parties.
June 2014
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THE BOSTON COMPANY – MELLON FINANCIAL CORPORATION

Proxy Voting Policy
Policy Statement
This policy describes the proxy voting guidelines and related procedures which are applied to those client accounts over which The Boston Company Asset Management, LLC ("TBCAM") has been delegated the authority to vote proxies.
TBCAM is a member firm of BNY Mellon's Proxy Voting & Governance Committee ("the Committee").  TBCAM has adopted the Committee's Proxy Voting Policy for all U.S. issuers and for those non U.S. issuers with a market cap of $10 Billion (or greater) or where there is an active ownership (by the Committee's members) of 2% (or greater) of the issuer's outstanding voting securities. In addition, TBCAM has adopted the Institutional Shareholder Services ("ISS") Global Proxy Voting Guidelines for any non-U.S. issuer not meeting such criteria (collectively, the "Guidelines").
TBCAM utilizes the services of ISS and Glass Lewis as proxy advisors.  Additionally ISS serves as our voting agent, voting ballots according to the guidelines currently in place.
Voting Policies and Process
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Fiduciary Duty - We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts.  We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset.  An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own.  Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including investment companies advised by TBCAM (the "Funds") and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants.  With regard to voting proxies of foreign companies, a Subsidiary weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

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Long-Term Perspective - We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

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Limited Role of Shareholders - We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote.  We will carefully review proposals that would limit shareholder control or could affect shareholder values.

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Anti-takeover Proposals - We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders.  We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

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"Social" Issues - On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues.  Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

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Proxy Voting Process - Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time.  Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues.  Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Committee, if the applicable guidelines so require.  Proposals, for which a guideline has not yet been established, for example, new proposals arising from emerging economic or regulatory issues, will be referred to the Committee for discussion and vote.  Additionally, the Committee may elect to review any proposal where it has identified a particular issue for special scrutiny in light of new information. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

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Material Conflicts of Interest - We recognize our duty to vote proxies in the best interests of our clients.  We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, pre-determined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors.  Further, we engage a third party as an independent fiduciary to vote all proxies for BNY Mellon securities and Fund securities, and may engage an independent fiduciary  to vote proxies of other issuers in our discretion.

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Securities Lending  -  We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares

▪	Recordkeeping - We will keep, or cause our agents to keep, the records for each voting proposal required by law. Proxy records will be retained for not less than 7 years.
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Disclosure - We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law.  In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request.  The Funds shall disclose their proxy voting policies and procedures and their proxy votes as required by law.  We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances.  This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the shareholder meeting has concluded.

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Charter – We maintain a Charter which lists the Committee's responsibilities and duties, membership, voting and non-voting members, quorum, meeting schedule and oversight mapping to the BNY Mellon Fiduciary Risk Management Committee.

Oversight Activities
TBCAM performs periodic oversight of the operational and voting processes implemented on behalf of clients to ensure that proxy ballots are voted in accordance with established guidelines. These activities may include, but are not limited to, monthly account reconciliation between the voting agent and TBCAM records and forensic testing of the application of vote instruction in relation to policy vote recommendations at the ballot level.  These efforts are completed as component of our Rule 206(4) -7 compliance program.

DIMENSIONAL

Proxy Voting Policies and Procedures
Introduction
Dimensional Fund Advisors LP ("Dimensional") is an investment adviser registered with the U.S. Securities and Exchange Commission ("SEC") pursuant to the Investment Advisers Act of 1940 (the "Advisers Act").  Dimensional controls Dimensional Fund Advisors Ltd. ("DFAL"), DFA Australia Limited ("DFAA"), Dimensional Fund Advisors Pte. Ltd. ("DFAP") and Dimensional Japan Ltd. ("DFAJ") (Dimensional, DFAL, DFAA, DFAP and DFAJ are collectively referred to as the "Advisors").  DFAL and DFAA are also investment advisors registered under the Advisers Act.
The Advisors provide investment advisory or subadvisory services to various types of clients, including registered funds, unregistered commingled funds, defined benefit plans, defined contribution plans, private and public pension funds, foundations, endowment funds and other types of investors.  These clients frequently give the Advisors the authority and discretion to vote proxy statements relating to the underlying securities that are held on behalf of such clients.  Also, a client may, at times, ask an Advisor to provide voting advice on certain proxies without delegating full voting discretion to the Advisor.  Depending on the client, the Advisors' duties may include making decisions regarding whether and how to vote proxies as part of an investment manager's fiduciary duty under the Employee Retirement Income Security Act of 1974, as amended ("ERISA").
The following Proxy Voting Policies and Procedures (the "Policy") address the Advisors' objectives for voting proxies received by the Advisors on behalf of client accounts to the extent that relationships with such clients are subject to the Advisers Act or ERISA or clients that are registered investment companies under the Investment Company Act of 1940 (the "40 Act"), including The DFA Investment Trust Company, DFA Investment Dimensions Group Inc., Dimensional Investment Group Inc. and Dimensional Emerging Markets Value Fund (together, the "Dimensional Investment Companies").  The Advisors believe that
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this Policy is reasonably designed to meet their goal of ensuring that the Advisors endeavor to vote (or refrain from voting) proxies in a manner consistent with the best interests of their clients, as understood by the Advisors at the time of the vote.
Contact the Advisors for a copy of the full Proxy Voting Guidelines (the "Guidelines"). The Guidelines are largely based on those developed by Institutional Shareholder Services, Inc. ("ISS"), an independent third party, except with respect to certain matters which are generally described in Exhibit A. The Investment Committee of Dimensional has determined that, in general, voting proxies pursuant to the Guidelines should be in the best interests of clients.  Therefore, an Advisor will usually instruct voting of proxies in accordance with the Guidelines. The Guidelines provide a framework for analysis and decision making, but do not address all potential issues. In order to be able to address all the relevant facts and circumstances related to a proxy vote, the Advisors reserve the right to instruct votes counter to the Guidelines if, after a review of the matter, an Advisor believes that a client's best interests would be served by such a vote. In such circumstance, the analysis will be documented in writing and periodically presented to the Committee (as hereinafter defined).  To the extent that the Guidelines do not cover potential voting issues, an Advisor will instruct the vote on such issues in a manner that is consistent with the spirit of the Guidelines and that the Advisor believes would be in the best interests of the client.
The Advisors may, but will not ordinarily, take social concerns into account in voting proxies with respect to securities held by clients, including those held by socially screened portfolios or accounts.  The Advisors will ordinarily take environmental concerns into account in voting proxies with respect to securities held by certain sustainability screened portfolios or accounts, to the extent permitted by applicable law and guidance.
The Advisors have retained ISS to provide information on shareholder meeting dates and proxy materials, translate proxy materials printed in a foreign language, provide research on proxy proposals and voting recommendations in accordance with the Guidelines, effect votes on behalf of the clients for whom the Advisors have proxy voting responsibility and provide reports concerning the proxies voted ("Proxy Voting Services").  In addition, the Advisors may obtain Proxy Voting Services from supplemental third-party proxy service providers to provide, among other things, research on proxy proposals and voting recommendations for certain shareholder meetings, as identified in the Guidelines.  Although the Advisors retain third-party service providers for proxy issues, the Advisors remain responsible for proxy voting decisions.  ISS and other third-party proxy service providers are herein referred to as "Proxy Advisory Firms." In this regard, the Advisors use commercially reasonable efforts to oversee the directed delegation to Proxy Advisory Firms, upon which the Advisors rely to carry out the Proxy Voting Services.  In the event that the Guidelines are not implemented precisely as the Advisors intend because of the actions or omissions of any third-party service providers, custodians or sub-custodians or other agents, or any such persons experience any irregularities (e.g. misvotes or missed votes), then such instances will not necessarily be deemed by the Advisors as a breach of this Policy.
Prior to the selection of any new Proxy Advisory Firms and annually thereafter or more frequently if deemed necessary by Dimensional, the Corporate Governance Committee (as defined below) will consider whether the Proxy Advisory Firm: (i) has the capacity and competency to adequately analyze proxy issues and (ii) can make its recommendations in an impartial manner and in the best interests of the Advisors' clients.  Such considerations may include some or all of the following: (i) periodic sampling of votes cast by the Proxy Advisory Firm to ensure that the Guidelines adopted by the Advisors are being followed, (ii) onsite visits to the Proxy Advisory Firm office and/or discussions with the Proxy Advisory Firm to determine whether the Proxy Advisory Firm continues to have capacity and competency to carry out its proxy obligations to the Advisors, (iii) a review of the Proxy Advisory Firm's policies and procedures, with a particular focus on those relating to identifying and addressing conflicts of interest and ensuring that current and accurate information is used in creating recommendations, (iv) requesting the Proxy Advisory Firm to notify the Advisors if there is a change in the Proxy Advisory Firm's material policies and procedures, particularly with respect to conflicts, or material business practices (e.g. entering or exiting new lines of business), and reviewing any such change, and (v) in case of an error made by the Proxy Advisory Firm, discussing the error with the Proxy Advisory Firm and determining whether appropriate corrective and preventive action is being taken.
Procedures for Voting Proxies
The Investment Committee at Dimensional is generally responsible for overseeing each Advisor's proxy voting process.  The Investment Committee has formed a Corporate Governance Committee (the "Corporate Governance Committee" or the "Committee") composed of certain officers, directors and other personnel of the Advisors and has delegated to its members authority to (i) oversee the voting of proxies and the Proxy Advisory Firms, (ii) make determinations as to how to instruct the vote on certain specific proxies, (iii) verify the on-going compliance with this Policy and (iv) review this Policy from time to time and recommend changes to the Investment Committee.  The Committee may designate one or more of its members to oversee specific, ongoing compliance with respect to these Procedures and may designate other personnel of each Advisor to instruct the vote on proxies on behalf of the Advisors' clients, including all authorized traders of the Advisors ("Authorized Persons").  The
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Committee may modify this Policy from time to time to meet the goal of acting in a manner consistent with the best interests of the clients.
Generally, the Advisors analyze proxy statements on behalf of their clients and instruct the vote (or refrain from voting) proxies in accordance with this Policy and the Guidelines.  Therefore, an Advisor generally will not instruct votes differently for different clients unless a client has expressly directed the Advisor to vote differently for such client's account.  In the case of separate accounts, where an Advisor has contractually agreed to follow a client's individualized proxy voting guidelines, the Advisor will instruct such vote on the client's proxies pursuant to the client's guidelines.
Each Advisor seeks to vote (or refrain from voting) proxies for its clients in a manner that the Advisor determines is in the best interests of its clients and which seeks to maximize the value of the client's investments.  In some cases, the Advisor may determine that it is in the best interests of clients to refrain from exercising the clients' proxy voting rights.  The Advisor may determine that voting is not in the best interest of a client and refrain from voting if the costs, including the opportunity costs, of voting would, in the view of the Advisor, exceed the expected benefits of voting to the client.  For securities on loan, the Advisor will balance the revenue-producing value of loans against the difficult-to-assess value of casting votes.  It is the Advisors' belief that the expected value of casting a vote generally will be less than the securities lending income, either because the votes will not have significant economic consequences or because the outcome of the vote would not be affected by the Advisor recalling loaned securities in order to ensure they are voted.  The Advisor does intend to recall securities on loan if, based upon information in the Advisor's possession, it determines that voting the securities is likely to materially affect the value of a client's investment and that it is in the client's best interests to do so.
In cases where the Advisor does not receive a solicitation or enough information within a sufficient time (as reasonably determined by the Advisor) prior to the proxy-voting deadline, the Advisor or its service provider may be unable to vote.
Generally, the Advisors do not intend to engage in shareholder activism with respect to a pending vote.  However, if an issuer's management, shareholders or proxy solicitors contact the Advisors with respect to a pending vote, a member of the Committee may discuss the vote with such party and report to the full Committee.
International Proxy Voting
While the Advisors utilize the Policy and Guidelines for both their international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies.  For U.S. companies, it is relatively easy to vote proxies, as the proxies are typically received automatically and may be voted by mail or electronically.  In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company's shareholders.
With respect to non-U.S. companies, however, it is typically both difficult and costly to vote proxies due to local regulations, customs or other requirements or restrictions, and such circumstances may outweigh any anticipated economic benefit of voting. The major difficulties and costs may include:  (i) appointing a proxy; (ii) obtaining reliable information about the time and location of a meeting; (iii) obtaining relevant information about voting procedures for foreign shareholders; (iv) restrictions on trading securities that are subject to proxy votes (share-blocking periods); (v) arranging for a proxy to vote locally in person; (vi) fees charged by custody banks for providing certain services with regard to voting proxies; and (vii) foregone income from securities lending programs. The Advisors do not intend to vote proxies of non-U.S. companies if they determine that the expected costs of voting outweigh any anticipated economic benefit to the client of voting.(1)  The Advisors intend to make their determination on whether to vote proxies of non-U.S. companies on a client by client basis, and generally seek to implement uniform voting procedures for all proxies of companies in each country. The Advisors periodically review voting logistics, including costs and other voting difficulties, on a client by client and country by country basis, in order to determine if there have been any material changes that would affect the Advisors' decision of whether or not to vote. In the event an Advisor is made aware of and believes that an issue to be voted is likely to materially affect the economic value of a portfolio, that its vote is reasonably likely to influence the ultimate outcome of the contest, and that the expected benefits to the client of voting the proxies exceed the expected costs, the Advisor will seek to make every reasonable effort to vote such proxies.
(1) As the SEC has stated, "There may even be times when refraining from voting a proxy is in the client's best interest, such as when the adviser determines that the cost of voting the proxy exceeds the expected benefit to the client…For example, casting a vote on a foreign security may involve additional costs such as hiring a translator or traveling to the foreign country to vote the security in person."  See Proxy Voting by Investment Advisers, Release No. IA-2106 (Jan. 31, 2003). Additionally, the Department of Labor has stated it "interprets ERISA§ 404(a)(1) to require the responsible plan fiduciary to weigh the costs and benefits of voting on proxy proposals relating to foreign securities and make an informed decision with respect to whether voting a given proxy proposal is prudent and solely in the interest of the plan's participants and beneficiaries."  See Preamble to Department of Labor Interpretative Bulletin 94-2, 59 FR 38860 (July 29, 1994) 19,971, CCH, 22,485-23 to 22,485-24 (1994).
Conflicts of Interest
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Occasions may arise where an Authorized Person, the Committee, an Advisor, or an affiliated person of the Advisor may have a conflict of interest in connection with the proxy voting process.  A conflict of interest may exist, for example, if an Advisor is actively soliciting investment advisory business from the company soliciting the proxy.  However, proxies that the Advisors receive on behalf of their clients generally will be voted in accordance with the predetermined Guidelines.  Therefore, proxies voted should not be affected by any conflicts of interest.
In the limited instances where (i) an Authorized Person is considering voting a proxy contrary to the Guidelines (or in cases for which the Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), and (ii) the Authorized Person believes a potential conflict of interest exists, the Authorized Person will disclose the potential conflict to a member of the Committee.  Such disclosure will describe the proposal to be voted upon and disclose any potential conflict of interest including but not limited to any potential personal conflict of interest (e.g., familial relationship with company management) the Authorized Person may have relating to the proxy vote, in which case the Authorized Person will remove himself or herself from the proxy voting process.
If the Committee member has actual knowledge of a conflict of interest and recommends a vote contrary to the Guidelines (or in the case where the Guidelines do not prescribe a particular vote and the proposed vote is contrary to the recommendation of ISS), the Committee member will bring the vote to the Committee which will (a) determine how the vote should be cast keeping in mind the principle of preserving shareholder value or (b) determine to abstain from voting, unless abstaining would be materially adverse to the Client's interest.  To the extent the Committee makes a determination regarding how to vote or to abstain for a proxy on behalf of a Dimensional Investment Company in the circumstances described in this paragraph, the Advisor will report annually on such determinations to the respective Board of Directors/Trustees of the Dimensional Investment Company.
Availability of Proxy Voting Information and Recordkeeping
Each Advisor will inform its clients on how to obtain information regarding the Advisor's voting of its clients' securities.  The Advisor will provide its clients with a summary of its proxy voting guidelines, process and policies and will inform its clients of how they can obtain a copy of the complete Policy upon request.  If the Advisor is registered under the Advisers Act, the Advisor will include such information described in the preceding two sentences in Part 2A of its Form ADV.  The Advisor will also provide its existing clients with the above information.
Recordkeeping
The Advisors will also keep records of the following items:  (i) their proxy voting guidelines, policies and procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes they cast on behalf of clients, which may be maintained by a third party service provider if the service provider undertakes to provide copies of those records promptly upon request; (iv) records of written client requests for proxy voting information and the Advisors' responses (whether a client's request was oral or in writing); (v) any documents prepared by the Advisors that were material to making a decision how to vote, or that memorialized the basis for the decision; (vi) a record of any testing conducted on any Proxy Advisory Firm's votes; and (vii) a copy of each version of the Proxy Advisory Firm's policies and procedures provided to the Advisors.  The Advisors will maintain these records in an easily accessible place for at least six years from the end of the fiscal year during which the last entry was made on such records.  For the first two years, each Advisor will store such records at one of its principal offices.
Disclosure
Dimensional shall disclose in the statements of additional information of the Dimensional Investment Companies a summary of procedures which Dimensional uses to determine how to vote proxies relating to portfolio securities of the Dimensional Investment Companies.  The disclosure will include a description of the procedures used when a vote presents a conflict of interest between shareholders and Dimensional, DFA Securities LLC ("DFAS") or an affiliate of Dimensional or DFAS.
The semi-annual reports of the Dimensional Investment Companies shall indicate that the procedures are available:  (i) by calling Dimensional collect; or (ii) on the SEC's website.  If a request for the procedures is received, the requested description must be sent within three business days by a prompt method of delivery.
Dimensional, on behalf of each Dimensional Investment Company it advises, shall file its proxy voting record with the SEC on Form N-PX no later than August 31 of each year, for the twelve-month period ending June 30 of the current year.  Such filings shall contain all information required to be disclosed on Form N-PX.
Effective 02/4/2016
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FEDERATED GLOBAL INVESTMENT MANAGEMENT CORP.

Proxy Voting Policies
The general policy of Federated Global Investment Management Corp. ("Federated") is to cast proxy votes in favor of management proposals and shareholder proposals that Federated anticipates will enhance the long-term value of the securities being voted. Generally, this will mean voting for proposals that Federated believes will: (a) improve the management of a company; (b) increase the rights or preferences of the voted securities; and/or (c) increase the chance that a premium offer would be made for the company or for the voted securities. This approach to voting proxy proposals will be referred to hereafter as the General Policy.
The following examples illustrate how the General Policy may apply to management proposals and shareholder proposals submitted for approval or ratification by holders of the company's voting securities. However, whether Federated supports or opposes a proposal will always depend on the specific circumstances described in the proxy statement and other available information.
On matters of corporate governance, generally Federated will vote in favor of: (1) a proposal to require a company's audit committee to be comprised entirely of independent directors; (2) shareholder proposals to declassify the board of directors; in favor of shareholder proposals to require a majority voting standard in the election of directors; (3) proposals to grant shareholders the right to call a special meeting if owners of at least 25% of the outstanding stock agree; (4) a proposal to require independent tabulation of proxies and/or confidential voting of shareholders; (5) a proposal to ratify the board's selection of auditors, unless: (a) compensation for non-audit services exceeded 50% of the total compensation received from the company, or (b) the previous auditor was dismissed because of a disagreement with the company; (6) a proposal to repeal a shareholder rights plan (also known as a "poison pill") and against the adoption of such a plan, unless the plan is designed to facilitate, rather than prevent, unsolicited offers for the company; (7) shareholder proposals to eliminate supermajority requirements in company bylaws; (8) shareholder proposals to separate the roles of chairman of the board and CEO; (9) shareholder proposals to allow shareholders owning at least 3% of the outstanding common stock for at least three years to nominate candidates for election to the board of directors ("Proxy Access"); (10) the full slate of directors nominated in an uncontested election, but against any director who (a) had not attended at least 75% of the board meetings during the previous year, (b) serves as the company's chief financial officer, (c) has committed himself or herself to service on a large number of boards, such that we deem it unlikely that the director would be able to commit sufficient focus and time to a particular company, (d) is the chair of the nominating or governance committee when the roles of chairman of the board and CEO are combined and there is no lead independent director, (e) served on the compensation committee during a period in which compensation appears excessive relative to performance and peers, or (f) served on a board that did not implement a shareholder proposal that Federated supported and received more than 50% shareholder support the previous year.
On matters of capital structure, generally Federated will vote against a proposal to authorize or issue shares that are senior in priority or voting rights to the voted securities, and in favor of a proposal to: (1) reduce the amount of shares authorized for issuance (subject to adequate provisions for outstanding convertible securities, options, warrants, rights and other existing obligations to issue shares); (2) grant preemptive rights to the securities being voted and against a proposal to eliminate such preemptive rights; and (3) authorize a stock repurchase program.
On matters relating to management compensation, generally Federated will vote in favor of stock incentive plans (including plans for directors) that align the recipients of stock incentives with the interests of shareholders, without creating undue dilution, and against: (1) the advisory vote on executive compensation plans ("Say On Pay") when the plan has failed to align executive compensation with corporate performance; (2) proposals that would permit the amendment or replacement of outstanding stock incentives with new stock incentives having more favorable terms (e.g., lower purchase prices or easier vesting requirements); and (3) executive compensation plans that do not disclose the maximum amounts of compensation that may be awarded or the criteria for determining awards.
On matters relating to corporate transactions, Federated will vote proxies consistent with the General Policy. Federated will vote proxies in contested elections of directors based upon its analysis of the opposing slates and their proposed business strategy and the expected impact on the long-term value of the securities being voted.
In addition, Federated will not vote any proxy if it determines that the consequences or costs of voting outweigh the potential benefit of voting. For example, if a foreign market requires shareholders voting proxies to retain the voted shares until the meeting date (thereby rendering the shares "illiquid" for some period of time), Federated will not vote proxies for such shares. In addition, Federated is not obligated to incur any expense to send a representative to a shareholder meeting or to translate proxy materials into English.
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Federated will not have the right to vote on securities while they are on loan. However, Federated will take all reasonable steps to recall shares prior to the record date when the meeting raises issues that Federated believes materially affect shareholder value, including, but not limited to, excessive compensation, mergers and acquisitions, contested elections and weak oversight by the audit committee. However, there can be no assurance that Federated will have sufficient notice of such matters to be able to terminate the loan in time to vote thereon.
If proxies are not delivered in a timely or otherwise appropriate basis, Federated may not be able to vote a particular proxy.
Proxy Voting Procedures
Federated has established a Proxy Voting Committee (Proxy Committee), to exercise all voting discretion granted to Federated by the Board in accordance with the proxy voting policies. To assist it in carrying out the day-to-day operations related to proxy voting, the Proxy Committee has created the Proxy Voting Management Group (PVMG). The day-to-day operations related to proxy voting are carried out by the Proxy Voting Operations Team (PVOT) and overseen by the PVMG. This work includes, interacting with a proxy voting service on the Proxy Committee's behalf; soliciting voting recommendations from Federated's investment professionals, as necessary; bringing requests to the Proxy Committee from Federated's investment professionals for voting contrary to the Standard Voting Instructions; filing any required proxy voting reports; providing proxy voting reports to clients and investment companies as they are requested from time to time; keeping the Proxy Committee informed of any issues related to proxy voting; and voting client shares as directed by the Proxy Committee.
Federated has hired a proxy voting service to obtain, vote, and record proxies in accordance with the directions of the Proxy Committee. The Proxy Committee has supplied the proxy voting services with general instructions (the "Standard Voting Instructions") that represent decisions made by the Proxy Committee in order to vote common proxy proposals. As the Proxy Committee believes that a shareholder vote is equivalent to an investment decision, the Proxy Committee retains the right to modify the Standard Voting Instructions at any time or to vote contrary to them at any time in order to cast proxy votes in a manner that the Proxy Committee believes is: (a) in the best interests of Federated's clients (and shareholders of the funds advised by Federated); and (b) will enhance the long-term value of the securities being voted. The proxy voting service may vote any proxy as directed in the Standard Voting Instructions without further direction from the Proxy Committee. However, if the Standard Voting Instructions require case-by-case direction for a proposal, the PVOT will work with the investment professionals and the proxy voting service to develop a voting recommendation for the Proxy Committee and to communicate the Proxy Committee's final voting decision to the proxy voting service. Further, if the Standard Voting Instructions require the PVOT to analyze a ballot question and make the final voting decision, the PVOT will report such votes to the Proxy Committee on a quarterly basis for review.
Conflicts of Interest
Federated has adopted procedures to address situations where a matter on which a proxy is sought may present a potential conflict between the interests of the Fund (and its shareholders) and those of Federated or Distributor. This may occur where a significant business relationship exists between Federated (or its affiliates) and a company involved with a proxy vote. A company that is a proponent, opponent, or the subject of a proxy vote, and which to the knowledge of the Proxy Committee has this type of significant business relationship, is referred to below as an "Interested Company."
Federated has implemented the following procedures in order to avoid concerns that the conflicting interests of Federated or its affiliates have influenced proxy votes. Any employee of Federated or its affiliates who is contacted by an Interested Company regarding proxies to be voted by Federated must refer the Interested Company to a member of the Proxy Committee, and must inform the Interested Company that the Proxy Committee has exclusive authority to determine how the proxy will be voted. Any Proxy Committee member contacted by an Interested Company must report it to the full Proxy Committee and provide a written summary of the communication. Under no circumstances will the Proxy Committee or any member of the Proxy Committee make a commitment to an Interested Company regarding the voting of proxies or disclose to an Interested Company how the Proxy Committee has directed such proxies to be voted. If the Standard Voting Instructions already provide specific direction on the proposal in question, the Proxy Committee shall not alter or amend such directions. If the Standard Voting Instructions require the Proxy Committee to provide further direction, the Proxy Committee shall do so in accordance with the proxy voting policies, without regard for the interests of Federated with respect to the Interested Company. If the Proxy Committee provides any direction as to the voting of proxies relating to a proposal affecting an Interested Company, it must disclose annually to the Fund's Board information regarding: the significant business relationship; any material communication with the Interested Company; the matter(s) voted on; and how, and why, Federated voted as it did. Alternatively, the Proxy Committee may seek direction from the Fund's Board on how a proposal concerning an Interested Company shall be voted, and shall follow any such direction provided by the Board. In seeking such direction, the Proxy Committee will disclose the reason such company is considered an Interested Company and may provide a recommendation on how such proposal should be voted and the basis for such recommendation.
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In certain circumstances it may be appropriate for Federated to vote in the same proportion as all other shareholders, so as to not affect the outcome beyond helping to establish a quorum at the shareholders' meeting. This is referred to as "proportional voting." If the Fund owns shares of another Federated mutual fund, Federated will proportionally vote the client's proxies for that fund or seek direction from the Board or the client on how the proposal should be voted. If the Fund owns shares of an unaffiliated mutual fund, Federated may proportionally vote the Fund's proxies for that fund depending on the size of the position. If the Fund owns shares of an unaffiliated exchange traded fund, Federated will proportionally vote the Fund's proxies for that fund.
Downstream Affiliates
If the Proxy Committee gives further direction, or seeks to vote contrary to the Standard Voting Instructions, for a proxy relating to a portfolio company in which the Fund owns more than 10% of the portfolio company's outstanding voting securities at the time of the vote (Downstream Affiliate), the Proxy Committee must first receive guidance from counsel to the Proxy Committee as to whether any relationship between Federated and the portfolio company, other than such ownership of the portfolio company's securities, gives rise to an actual conflict of interest. If counsel determines that an actual conflict exists, the Proxy Committee must address any such conflict with the executive committee of the board of directors or trustees of any investment company client prior to taking any action on the proxy at issue.
Proxy Advisers' Conflicts of Interest
Proxy advisory firms may have significant business relationships with the subjects of their research and voting recommendations. For example, a proxy voting service client may be a public company with an upcoming shareholders' meeting and the proxy voting service has published a research report with voting recommendations. In another example, a proxy voting service board member also sits on the board of a public company for which the proxy voting service will write a research report. These and similar situations give rise to an actual or apparent conflict of interest.
In order to avoid concerns that the conflicting interests of the engaged proxy voting service have influenced proxy voting recommendations, Federated will take the following steps:
1. A due diligence team made up of employees of Federated and/or its affiliates will meet with the proxy voting service on an annual basis and determine through a review of their policies and procedures and through inquiry that the proxy voting service has established a system of internal controls that provide reasonable assurance that their voting recommendations are not influenced by the business relationships they have with the subjects of their research.
2. Whenever the standard voting guidelines call for voting a proposal in accordance with the proxy voting service recommendation and the proxy voting service has disclosed that they have a conflict of interest with respect to that issuer, the PVOT will take the following steps: (a) The PVOT will obtain a copy of the research report and recommendations published by another proxy voting service for that issuer; (b) The Head of the PVOT, or his designee, will review both the engaged proxy voting service research report and the research report of the other proxy voting service and determine what vote will be cast. The PVOT will report all proxies voted in this manner to the Proxy Committee on a quarterly basis. Alternatively the PVOT may seek direction from the Committee on how the proposal shall be voted.
Proxy Voting Report
A report on Form N-PX of how the Fund voted any proxies during the most recent 12-month period ended June 30 is available from the EDGAR database on the SEC's website at www.sec.gov.

FIAM LLC

Proxy Voting Policies and Procedures
January 2016
I.	General Principles
A.
Voting of shares will be conducted in a manner consistent with the best interests of clients as follows: (i) securities of a portfolio company will generally be voted in a manner consistent with the Guidelines; and (ii) voting will be done without regard to any other FIAM or Fidelity companies' relationship, business or otherwise, with that portfolio company.  In evaluating proposals, FIAM considers information from a number of sources, including management or shareholders of a company presenting a proposal and proxy voting advisory firms, and uses all this information as an input within the larger mix of information to which the Guidelines are applied.

B.
FMR Investment Proxy Research votes proxies on behalf of FIAM's clients. Execution of FIAM Proxy Votes is delegated to FMR Investment Proxy Research. Like other Fidelity employees, FMR Investment Proxy Research

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C.
employees have a fiduciary duty to never place their own personal interest ahead of the interests of FIAM's clients, and are instructed to avoid actual and apparent conflicts of interest. In the event of a conflict of interest, FMR Investment Proxy Research employees, like other Fidelity employees, will escalate to their managers or the Ethics Office, as appropriate, in accordance with Fidelity's corporate policy on conflicts of interest. A conflict of interest arises when there are factors that may prompt one to question whether a Fidelity and/or FIAM employee is acting solely on the best interests of FIAM, Fidelity and their customers. Employees are expected to avoid situations that could present even the appearance of a conflict between their interests and the interests of FIAM and its customers.

D.	Except as set forth herein, FIAM will generally vote in favor of routine management proposals.
E.	Non-routine proposals will generally be voted in accordance with the Guidelines.
F.
Non-routine proposals not covered by the Guidelines or involving other special circumstances will be evaluated on a case-by-case basis with input from the appropriate analyst or portfolio manager, as applicable, subject to review by an attorney within FMR's General Counsel's office, FMR's Head of Fiduciary Oversight and Board Support, and a member of senior management within FMR Investment Proxy Research.

G.
FIAM will vote on shareholder proposals not specifically addressed by the Guidelines based on an evaluation of a proposal's likelihood to enhance the long-term economic returns or profitability of the portfolio company or to maximize long-term shareholder value. Where information is not readily available to analyze the long-term economic impact of the proposal, FIAM will generally abstain.

H.
Many FIAM accounts invest in voting securities issued by companies that are domiciled outside the United States and are not listed on a U.S. securities exchange. Corporate governance standards, legal or regulatory requirements and disclosure practices in foreign countries can differ from those in the United States. When voting proxies relating to non-U.S. securities, FIAM will generally evaluate proposals in the context of the Guidelines and where applicable and feasible, take into consideration differing laws, regulations and practices in the relevant foreign market in determining how to vote shares.

I.
In certain non-U.S. jurisdictions, shareholders voting shares of a portfolio company may be restricted from trading the shares for a period of time around the shareholder meeting date. Because such trading restrictions can hinder portfolio management and could result in a loss of liquidity for a client, FIAM will generally not vote proxies in circumstances where such restrictions apply. In addition, certain non-U.S. jurisdictions require voting shareholders to disclose current share ownership on a fund-by-fund basis. When such disclosure requirements apply, FIAM will generally not vote proxies in order to safeguard fund holdings information.

J.
Where a management-sponsored proposal is inconsistent with the Guidelines, FIAM may receive a company's commitment to modify the proposal or its practice to conform to the Guidelines, and FIAM will generally support management based on this commitment. If a company subsequently does not abide by its commitment, FIAM will generally withhold authority for the election of directors at the next election.

II.	Definitions (as used in this document)
A.
Anti-Takeover Provision - includes fair price amendments; classified boards; "blank check" preferred stock; Golden Parachutes; supermajority provisions; Poison Pills; restricting the right to call special meetings; provisions restricting the right of shareholders to set board size; and any other provision that eliminates or limits shareholder rights.

B.
Golden Parachute - Employment contracts, agreements, or policies that include an excise tax gross-up provision; single trigger for cash incentives; or may result in a lump sum payment of cash and acceleration of equity that may total more than three times annual compensation (salary and bonus) in the event of a termination following a change in control.

C.	Greenmail - payment of a premium to repurchase shares from a shareholder seeking to take over a company through a proxy contest or other means.
D.	Sunset Provision - a condition in a charter or plan that specifies an expiration date.
E.
Poison Pill - a strategy employed by a potential take-over / target company to make its stock less attractive to an acquirer. Poison Pills are generally designed to dilute the acquirer's ownership and value in the event of a take-over.

F.	Large-Capitalization Company - a company included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index.
G.	Small-Capitalization Company - a company not included in the Russell 1000® Index or the Russell Global ex-U.S. Large Cap Index that is not a Micro-Capitalization Company.
H.	Micro-Capitalization Company - a company with market capitalization under US $300 million.
I.	Evergreen Provision - a feature which provides for an automatic increase in the shares available for grant under an equity award plan on a regular basis.
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III.	Directors
A.	Election of Directors
FIAM will generally vote in favor of incumbent and nominee directors except where one or more such directors clearly appear to have failed to exercise reasonable judgment. FIAM will also generally withhold authority for the election of all directors or directors on responsible committees if:
1.
An Anti-Takeover Provision was introduced, an Anti-Takeover Provision was extended, or a new Anti-Takeover Provision was adopted upon the expiration of an existing Anti-Takeover Provision, without shareholder approval except as set forth below.

With respect to Poison Pills, however, FIAM will consider not withholding authority on the election of directors if all of the following conditions are met when a Poison Pill is introduced, extended, or adopted:
a.	The Poison Pill includes a Sunset Provision of less than five years;
b.	The Poison Pill includes a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the Poison Pill;
c.	The Poison Pill is linked to a business strategy that will result in greater value for the shareholders; and
d.	Shareholder approval is required to reinstate the Poison Pill upon expiration.
FIAM will also consider not withholding authority on the election of directors when:
e.
FIAM determines that the Poison Pill was narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value; or

f.
One or more of the conditions a. through d. above are not met if a board is willing to strongly consider seeking shareholder ratification of, or adding above conditions noted a. and b. to an existing Poison Pill. In such a case, if the company does not take appropriate action prior to the next annual shareholder meeting, FIAM will withhold authority on the election of directors.

2.
The company refuses, upon request by FIAM, to amend the Poison Pill to allow Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities.

3.
Within the last year and without shareholder approval, a company's board of directors or compensation committee has repriced outstanding options, exchanged outstanding options for equity, or tendered cash for outstanding options.

4.	Within the last year and without shareholder approval, a company's board of directors or compensation committee has adopted or extended a Golden Parachute.
5.	The company has not adequately addressed concerns communicated by FIAM in the process of discussing executive compensation.
6.	To gain FIAM' support on a proposal, the company made a commitment to modify a proposal or practice to conform to the Guidelines and the company has failed to act on that commitment.
7.
The director attended fewer than 75% of the aggregate number of meetings of the board or its committees on which the director served during the company's prior fiscal year, absent extenuating circumstances.

8.	The board is not composed of a majority of independent directors.
B.	Contested Director Election
FIAM believes that strong management creates long-term shareholder value and we generally support management of companies in which the funds' assets are invested.  FIAM will vote on a case-by-case basis in contested director elections, taking into account factors such as management's track record and strategic plan for enhancing shareholder value; the long-term performance of the target company compared to its industry peers; the qualifications of the shareholder's and management's nominees; and other factors.  Ultimately, FIAM will vote for the outcome it believes has the best prospects for maximizing shareholder value over the long term.
C.	Indemnification
FIAM will generally vote in favor of charter and by-law amendments expanding the indemnification of directors and/or limiting their liability for breaches of care unless FIAM is otherwise dissatisfied with the performance of management or the proposal is accompanied by Anti-Takeover Provisions.
D.	Independent Chairperson
FIAM will generally vote against shareholder proposals calling for or recommending the appointment of a non-executive or independent chairperson. However, FIAM will consider voting for such proposals in limited cases if, based upon
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particular facts and circumstances, appointment of a non-executive or independent chairperson appears likely to further the interests of shareholders and to promote effective oversight of management by the board of directors.
E.	Majority Director Elections
FIAM will generally vote in favor of proposals calling for directors to be elected by an affirmative majority of votes cast in a board election, provided that the proposal allows for plurality voting standard in the case of contested elections (i.e., where there are more nominees than board seats). FIAM may consider voting against such shareholder proposals where a company's board has adopted an alternative measure, such as a director resignation policy, that provides a meaningful alternative to the majority voting standard and appropriately addresses situations where an incumbent director fails to receive the support of a majority of the votes cast in an uncontested election.
F.	Proxy Access
FIAM will generally vote against management and shareholder proposals to adopt proxy access.
IV.	Compensation
A.	Executive Compensation
1.	Advisory votes on executive compensation
a.	FIAM will generally vote for proposals to ratify executive compensation unless such compensation appears misaligned with shareholder interests or otherwise problematic, taking into account:
(i)	The actions taken by the board or compensation committee in the previous year, including whether the company repriced or exchanged outstanding stock options without shareholder approval; adopted or extended a Golden Parachute without shareholder approval; or adequately addressed concerns communicated by FIAM in the process of discussing executive compensation;
(ii)	The alignment of executive compensation and company performance relative to peers; and
(iii)	The structure of the compensation program, including factors such as whether incentive plan metrics are appropriate, rigorous and transparent; whether the long-term element of the compensation program is evaluated over at least a three-year period; the sensitivity of pay to below median performance; the amount and nature of non-performance-based compensation; the justification and rationale behind paying discretionary bonuses; the use of stock ownership guidelines and amount of executive stock ownership; and how well elements of compensation are disclosed.
b.	FIAM will generally vote against proposals to ratify Golden Parachutes.
2.	Frequency of advisory vote on executive compensation
FIAM will generally support annual advisory votes on executive compensation.
B.	Equity award plans (including stock options, restricted stock awards, and other stock awards).
FIAM will generally vote against equity award plans or amendments to authorize additional shares under such plans if:
1.
(a) The company's average three year burn rate is greater than 1.5 % for a Large-Capitalization Company, 2.5% for a Small-Capitalization Company or 3.5% for a Micro-Capitalization Company; and (b) there were no circumstances specific to the company or the plans that lead FIAM to conclude that the burn rate is acceptable.

2.
In the case of stock option plans, (a) the offering price of options is less than 100% of fair market value on the date of grant, except that the offering price may be as low as 85% of fair market value if the discount is expressly granted in lieu of salary or cash bonus; (b) the plan's terms allow repricing of underwater options; or (c) the board/committee has repriced options outstanding under the plan in the past two years without shareholder approval.

3.	The plan includes an Evergreen Provision.
4.	The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur.
C.	Equity Exchanges and Repricing
FIAM will generally vote in favor of a management proposal to exchange, reprice or tender for cash, outstanding options if the proposed exchange, repricing, or tender offer is consistent with the interests of shareholders, taking into account such factors as:
1.	Whether the proposal excludes senior management and directors;
2.	Whether the exchange or repricing proposal is value neutral to shareholders based upon an acceptable pricing model;
3.	The company's relative performance compared to other companies within the relevant industry or industries;
4.	Economic and other conditions affecting the relevant industry or industries in which the company competes; and
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5.	Any other facts or circumstances relevant to determining whether an exchange or repricing proposal is consistent with the interests of shareholders.
D.	Employee Stock Purchase Plans
FIAM will generally vote in favor of employee stock purchase plans if the minimum stock purchase price is equal to or greater than 85% of the stock's fair market value and the plan constitutes a reasonable effort to encourage broad based participation in the company's equity. In the case of non-U.S. company stock purchase plans, FIAM may permit a lower minimum stock purchase price equal to the prevailing "best practices" in the relevant non-U.S. market, provided that the minimum stock purchase price must be at least 75% of the stock's fair market value.
E.	Employee Stock Ownership Plans (ESOPs)
FIAM will generally vote in favor of non-leveraged ESOPs. For leveraged ESOPs, FIAM may examine the company's state of incorporation, existence of supermajority vote rules in the charter, number of shares authorized for the ESOP, and number of shares held by insiders. FIAM may also examine where the ESOP shares are purchased and the dilution effect of the purchase. FIAM will generally vote against leveraged ESOPs if all outstanding loans are due immediately upon change in control.
F.	Bonus Plans and Tax Deductibility Proposals
FIAM will generally vote in favor of cash and stock incentive plans that are submitted for shareholder approval in order to qualify for favorable tax treatment under Section 162(m) of the Internal Revenue Code, provided that the plan includes well defined and appropriate performance criteria, and with respect to any cash component, that the maximum award per participant is clearly stated and is not unreasonable or excessive.
V.	Anti-Takeover Provisions
FIAM will generally vote against a proposal to adopt or approve the adoption of an Anti-Takeover Provision unless:
A.	The Poison Pill either:
1.	includes the following features:
a.	A Sunset Provision of no greater than five years;
b.	Linked to a business strategy that is expected to result in greater value for the shareholders;
c.	Requires shareholder approval to be reinstated upon expiration or if amended;
d.	Contains a mechanism to allow shareholders to consider a bona fide takeover offer for all outstanding shares without triggering the Poison Pill; and
e.	Allows Fidelity to hold an aggregate position of up to 20% of a company's total voting securities and of any class of voting securities; or
2.	Has been narrowly tailored to protect a specific tax benefit, and subject to an evaluation of its likelihood to enhance long-term economic returns or maximize long-term shareholder value.
B.	It is an Anti-Greenmail proposal that does not include other Anti-Takeover Provisions; or
C.	It is a fair price amendment that considers a two-year price history or less.
FIAM will generally vote in favor of a proposal to eliminate an Anti-Takeover Provision unless:
D.	In the case of shareholder proposals regarding shareholders' right to call special meetings, FIAM generally will vote against each proposal if the threshold required to call a special meeting is less than 25% of the outstanding stock.
E.	In the case of proposals regarding shareholders' right to act by written consent, FIAM will generally vote against each proposal if it does not include appropriate mechanisms for implementation including, among other things, that at least 25% of the outstanding stock request that the company establish a record date determining which shareholders are entitled to act and that consents be solicited from all shareholders.
F.	In the case of proposals regarding supermajority provisions, FIAM may vote to support such a provision when FIAM determines that it may protect minority shareholder interests due to the presence of a substantial or dominant shareholder.
VI.	Capital Structure / Incorporation
A.	Increases in Common Stock
FIAM will generally vote against a provision to increase a company's common stock if such increase will result in a total number of authorized shares greater than three times the current number of outstanding and scheduled to be issued shares, including stock options, except in the case of real estate investment trusts, where an increase that will result in a total number of authorized shares up to five times the current number of outstanding and scheduled to be issued shares is generally acceptable.
B.	Reverse Stock Splits
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FIAM will generally vote in favor of reverse stock splits as long as the post-split authorized shares is no greater than three times the post-split number of outstanding and scheduled to be issued shares, including stock awards, or in the case of real estate investment trusts the number of post-split authorized shares is not greater than five times the post-split number of outstanding and scheduled to be issued shares.
C.	Multi-Class Share Structures
FIAM will generally vote in favor of proposals to recapitalize multi-class share structures into structures that provide equal voting rights for all shareholders, and will generally vote against proposals to introduce or increase classes of stock with differential voting rights. However, FIAM will evaluate all such proposals in the context of their likelihood to enhance long-term economic returns or maximize long-term shareholder value.
D.	Cumulative Voting Rights
FIAM will generally vote against the introduction and in favor of the elimination of cumulative voting rights.
E.	Acquisition or Business Combination Statutes
FIAM will generally vote in favor of proposed amendments to a company's certificate of incorporation or by-laws that enable the company to opt out of the control shares acquisition or business combination statutes.
F.	Incorporation or Reincorporation in Another State or Country
FIAM will generally vote for management proposals calling for, or recommending that, a portfolio company reincorporate in another state or country if, on balance, the economic and corporate governance factors in the proposed jurisdiction appear reasonably likely to be better aligned with shareholder interests, taking into account the corporate laws of the current and proposed jurisdictions and any changes to the company's current and proposed governing documents. FIAM will consider supporting such shareholder proposals in limited cases if, based upon particular facts and circumstances, remaining incorporated in the current jurisdiction appears misaligned with shareholder interests.
VII.	Shares of Investment Companies
A.
If applicable, when a FIAM account invests in an underlying Fidelity Fund with public shareholders, an exchange traded fund (ETF), or non-affiliated fund, FIAM will vote in the same proportion as all other voting shareholders of such underlying fund or class ("echo voting"). FIAM may choose not to vote if "echo voting" is not operationally feasible.

B.
Certain FIAM accounts may invest in shares of underlying Fidelity Funds that do not have public shareholders.  For Fidelity Funds without public shareholders that are managed by FMR or an affiliate. FIAM will generally vote in favor of proposals recommended by the underlying funds' Board of Trustees.

VIII.	Other
A.	Voting Process
FIAM will generally vote in favor of proposals to adopt confidential voting and independent vote tabulation practices.
B.	Regulated Industries
Voting of shares in securities of any regulated industry (e.g., U.S. banking) organization shall be conducted in a manner consistent with conditions that may be specified by the industry's regulator (e.g., the Federal Reserve Board) for a determination under applicable law (e.g., federal banking law) that no client or group of clients has acquired control of such organization.

FRANKLIN TEMPLETON

Franklin Advisers, Inc.
Franklin Mutual Advisors, LLC
 Templeton Global Advisors Limited
PROXY VOTING POLICIES & PROCEDURES
An SEC Compliance Rule Policy and Procedures*
RESPONSIBILITY OF INVESTMENT MANAGER TO VOTE PROXIES
[Insert Name of Franklin/Templeton Adviser Entity] (hereinafter "Investment Manager") has delegated its administrative duties with respect to voting proxies for equity securities to the Proxy Group within Franklin Templeton Companies, LLC (the "Proxy Group"), a wholly-owned subsidiary of Franklin Resources, Inc. Franklin Templeton Companies, LLC provides a variety of general corporate services to its affiliates, including but not limited to legal and compliance activities. Proxy duties consist of analyzing proxy statements of issuers whose stock is owned by any client (including both investment companies and any separate accounts managed by Investment Manager) that has either delegated proxy voting administrative responsibility to Investment Manager or has asked for information and/or recommendations on the issues to be voted.
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The Proxy Group will process proxy votes on behalf of, and Investment Manager votes proxies solely in the best interests of, separate account clients, Investment Manager-managed investment company shareholders, or shareholders of funds that have appointed Franklin Templeton International Services S.à. r.l. ("FTIS S.à.r.l.") as the Management Company, provided such funds or clients have properly delegated such responsibility in writing, or, where employee benefit plan assets subject to the Employee Retirement Income Security Act of 1974, as amended, are involved ("ERISA accounts"), in the best interests of the plan participants and beneficiaries (collectively, "Advisory Clients"), unless (i) the power to vote has been specifically retained by the named fiduciary in the documents in which the named fiduciary appointed the Investment Manager or (ii) the documents otherwise expressly prohibit the Investment Manager from voting proxies. The Investment Manager recognizes that the exercise of voting rights on securities held by ERISA plans for which the Investment Manager has voting responsibility is a fiduciary duty that must be exercised with care, skill, prudence and diligence. The Investment Manager will inform Advisory Clients that have not delegated the voting responsibility but that have requested voting advice about Investment Manager's views on such proxy votes. The Proxy Group also provides these services to other advisory affiliates of Investment Manager.
The Investment Manager has adopted and implemented proxy voting policies and procedures that it believes are reasonably designed to ensure that proxies are voted in the best interest of Advisory Clients in accordance with its fiduciary duties and rule 206(4)-6 under the Investment Advisers Act of 1940. To the extent that the Investment Manager has a subadvisory agreement with an affiliated investment manager (the "Affiliated Subadviser") with respect to a particular Advisory Client, the Investment Manager may delegate proxy voting responsibility to the Affiliated Subadviser. The Investment Manager's Proxy Voting Policies and Procedures are substantially similar to those of its affiliated investment managers. The Investment Manager may also delegate proxy voting responsibility to a Non-Affiliated Subadviser in certain limited situations as disclosed to fund shareholders (e.g., where an Investment Manager to a pooled investment vehicle has engaged an unaffiliated Subadviser to manage all or a portion of the assets).
*	Rule 38a-1 under the Investment Company Act of 1940 ("1940 Act") and Rule 206(4)-7 under the Investment Advisers Act of 1940 ("Advisers Act") (together the "Compliance Rule") require registered investment companies and registered investment advisers to, among other things, adopt and implement written policies and procedures reasonably designed to prevent violations of the federal securities laws ("Compliance Rule Policies and Procedures").
HOW INVESTMENT MANAGER VOTES PROXIES
Fiduciary Considerations
All proxies received by the Proxy Group will be voted based upon the Investment Manager's instructions and/or policies. To assist it in analyzing proxies of equity securities, the Investment Manager subscribes to Institutional Shareholder Services Inc. ("ISS"), an unaffiliated third party corporate governance research service that provides in-depth analyses of shareholder meeting agendas and vote recommendations. In addition, the Investment Manager subscribes to ISS's Proxy Voting Service and Vote Disclosure Service. These services include receipt of proxy ballots, custodian bank relations, account maintenance, vote execution, ballot reconciliation, vote record maintenance, comprehensive reporting capabilities, and vote disclosure services. Also, the Investment Manager subscribes to Glass, Lewis & Co., LLC ("Glass Lewis"), an unaffiliated third party analytical research firm, to receive analyses and vote recommendations on the shareholder meetings of publicly held U.S. companies, as well as a limited subscription to its international research. Also, the Investment Manager has a supplemental subscription to Egan-Jones Proxy Services ("Egan-Jones"), an unaffiliated third party proxy advisory firm, to receive analyses and vote recommendations. Although analyses provided by ISS, Glass Lewis, Egan-Jones, or another independent third party proxy service provider (each a "Proxy Service") are thoroughly reviewed and considered in making a final voting decision, the Investment Manager does not consider recommendations from a Proxy Service or any third party to be determinative of the Investment Manager's ultimate decision. Rather, the Investment Manager exercises its independent judgment in making voting decisions. As a matter of policy, the officers, directors and employees of the Investment Manager and the Proxy Group will not be influenced by outside sources whose interests conflict with the interests of Advisory Clients.
Conflicts of Interest
All conflicts of interest will be resolved in the best interests of the Advisory Clients. Investment Manager is an affiliate of a large, diverse financial services firm with many affiliates and makes its best efforts to avoid conflicts of interest. However, conflicts of interest can arise in situations where:
1.	The issuer is a client(1) of Investment Manager or its affiliates;
2.	The issuer is a vendor whose products or services are material or significant to the business of Investment Manager or its affiliates;(2)
3.	The issuer is an entity participating to a material extent in the distribution of proprietary investment products advised, administered or sponsored by Investment Manager or its affiliates (e.g., a broker, dealer or bank);(3)
4.	The issuer is a significant executing broker dealer;(4)
5.	An Access Person(5) of Investment Manager or its affiliates also serves as a director or officer of the issuer;
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6.	A director or trustee of Franklin Resources, Inc. or any of its subsidiaries or of a Franklin Templeton investment product, or an immediate family member(6) of such director or trustee, also serves as an officer or director of the issuer; or
7.	The issuer is Franklin Resources, Inc. or any of its proprietary investment products that are offered to the public as a direct investment.
(1)	For purposes of this section, a "client" does not include underlying investors in a commingled trust, Canadian pooled fund, or other pooled investment vehicle managed by the Investment Manager or its affiliates. Sponsors of funds sub-advised by Investment Manager or its affiliates will be considered a "client."
(2)	The top 50 vendors will be considered to present a potential conflict of interest.
(3)	The top 40 distributors (based on aggregate gross sales) will be considered to present a potential conflict of interest. In addition, any insurance company that has entered into a participation agreement with a Franklin Templeton entity to distribute the Franklin Templeton Variable Insurance Products Trust or other variable products will be considered to present a potential conflict of interest.
(4)	The top 40 executing broker-dealers (based on gross brokerage commissions and client commissions) will be considered to present a potential conflict of interest.
(5)	"Access Person" shall have the meaning provided under the current Code of Ethics of Franklin Resources, Inc.
(6)	The term "immediate family member" means a person's spouse; child residing in the person's household (including step and adoptive children); and any dependent of the person, as defined in Section 152 of the Internal Revenue Code (26 U.S.C. 152).
Nonetheless, even though a potential conflict of interest may exist: (1) the Investment Manager may vote in opposition to the recommendations of an issuer's management even if contrary to the recommendations of a third party proxy voting research provider; (2) if management has made no recommendations, the Proxy Group may defer to the voting instructions of the Investment Manager; and (3) with respect to shares held by Franklin Resources, Inc. or its affiliates for their own corporate accounts, such shares may be voted without regard to these conflict procedures.
Material conflicts of interest are identified by the Proxy Group based upon analyses of client, distributor, broker dealer and vendor lists, information periodically gathered from directors and officers, and information derived from other sources, including public filings. The Proxy Group gathers and analyzes this information on a best efforts basis, as much of this information is provided directly by individuals and groups other than the Proxy Group, and the Proxy Group relies on the accuracy of the information it receives from such parties.
In situations where a material conflict of interest is identified between the Investment Manager or one of its affiliates and an issuer, the Proxy Group may defer to the voting recommendation of ISS, Glass Lewis, or those of another independent third party provider of proxy services or send the proxy directly to the relevant Advisory Clients with the Investment Manager's recommendation regarding the vote for approval.
Where the Proxy Group refers a matter to an Advisory Client, it may rely upon the instructions of a representative of the Advisory Client, such as the board of directors or trustees, a committee of the board, or an appointed delegate in the case of a U. S. registered investment company, a conducting officer in the case of a fund that has appointed FTIS S.à.r.l as its Management Company, the Independent Review Committee for Canadian investment funds, or a plan administrator in the case of an employee benefit plan. The Proxy Group may determine to vote all shares held by Advisory Clients of the Investment Manager and affiliated Investment Managers in accordance with the instructions of one or more of the Advisory Clients.
The Investment Manager may also decide whether to vote proxies for securities deemed to present conflicts of interest that are sold following a record date, but before a shareholder meeting dateThe Investment Manager may consider various factors in deciding whether to vote such proxies, including Investment Manager's long-term view of the issuer's securities for investment, or it may defer the decision to vote to the applicable Advisory Client. The Investment Manager also may be unable to vote, or choose not to vote, a proxy for securities deemed to present a conflict of interest for any of the reasons outlined in the first paragraph of the section of these policies entitled "Proxy Procedures."
Where a material conflict of interest has been identified, but the items on which the Investment Manager's vote recommendations differ from Glass Lewis, ISS, or another independent third party provider of proxy services relate specifically to (1) shareholder proposals regarding social or environmental issues, (2) "Other Business" without describing the matters that might be considered, or (3) items the Investment Manager wishes to vote in opposition to the recommendations of an issuer's management, the Proxy Group may defer to the vote recommendations of the Investment Manager rather than sending the proxy directly to the relevant Advisory Clients for approval.
To avoid certain potential conflicts of interest, the Investment Manager will employ echo voting, if possible, in the following instances: (1) when a Franklin Templeton registered investment company invests in an underlying fund in reliance on any one of Sections 12(d)(1)(E), (F), or (G) of the Investment Company Act of 1940, as amended, ("1940 Act"), the rules thereunder, or pursuant to a U.S. Securities and Exchange Commission ("SEC") exemptive order thereunder; (2) when a Franklin Templeton registered investment company invests uninvested cash in affiliated money market funds pursuant to the rules under the 1940 Act or any exemptive orders thereunder ("cash sweep arrangement"); or (3) when required pursuant to the fund's governing
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documents or applicable law. Echo voting means that the Investment Manager will vote the shares in the same proportion as the vote of all of the other holders of the fund's shares.
In addition, with respect to an open-ended collective investment scheme formed as a Société d'investissement à capital variable (SICAV), in accordance with Luxembourg law, if one sub-fund (the "Acquirer") has invested in another sub-fund of the SICAV (the "Target"), then the voting rights attached to the shares of the Target will be suspended for voting purposes as long as they are held by the Acquirer.
Weight Given Management Recommendations
One of the primary factors the Investment Manager considers when determining the desirability of investing in a particular company is the quality and depth of that company's management. Accordingly, the recommendation of management on any issue is a factor that the Investment Manager considers in determining how proxies should be voted. However, the Investment Manager does not consider recommendations from management to be determinative of the Investment Manager's ultimate decision. As a matter of practice, the votes with respect to most issues are cast in accordance with the position of the company's management. Each issue, however, is considered on its own merits, and the Investment Manager will not support the position of a company's management in any situation where it determines that the ratification of management's position would adversely  affect the investment merits of owning that company's shares.
THE PROXY GROUP
The Proxy Group is part of the Franklin Templeton Companies, LLC Legal Department and is overseen by legal counsel. Full-time staff members are devoted to proxy voting administration and oversight and providing support and assistance where needed. On a daily basis, the Proxy Group will review each proxy upon receipt as well as any agendas, materials and recommendations that they receive from a Proxy Service or other sources. The Proxy Group maintains a log of all shareholder meetings that are scheduled for companies whose securities are held by the Investment Manager's managed funds and accounts. For each shareholder meeting, a member of the Proxy Group will consult with the research analyst that follows the security and provide the analyst with the agenda, analyses of one or more Proxy Services, recommendations and any other information provided to the Proxy Group. Except in situations identified as presenting material conflicts of interest, the Investment Manager's research analyst and relevant portfolio manager(s) are responsible for making the final voting decision based on their review of the agenda, analyses of one or more Proxy Services, proxy statements, their knowledge of the company and any other information publicly available.
In situations where the Investment Manager has not responded with vote recommendations to the Proxy Group by the deadline date, the Proxy Group may vote consistent with the vote recommendations of a Proxy Service. Except in cases where the Proxy Group is voting consistent with the voting recommendation of a Proxy Service, the Proxy Group must obtain voting instructions from Investment Manager's research analyst, relevant portfolio manager(s), legal counsel and/or the Advisory Client prior to submitting the vote. In the event that an account holds a security that the Investment Manager did not purchase on its behalf, and the Investment Manager does not normally consider the security as a potential investment for other accounts, the Proxy Group may vote consistent with the voting recommendations of a Proxy Service or take no action on the meeting.
GENERAL PROXY VOTING GUIDELINES
The Investment Manager has adopted general guidelines for voting proxies as summarized below. In keeping with its fiduciary obligations to its Advisory Clients, the Investment Manager reviews all proposals, even those that may be considered to be routine matters. Although these guidelines are to be followed as a general policy, in all cases each proxy and proposal (including both management and shareholder proposals) will be considered based on the relevant facts and circumstances on a case-by- case basis. The Investment Manager may deviate from the general policies and procedures when it determines that the particular facts and circumstances warrant such deviation to protect the best interests of the Advisory Clients. These guidelines cannot provide an exhaustive list of all the issues that may arise nor can the Investment Manager anticipate all future situations. Corporate governance issues are diverse and continually evolving and the Investment Manager devotes significant time and resources to monitor these changes.
INVESTMENT MANAGER'S PROXY VOTING POLICIES AND PRINCIPLES
The Investment Manager's proxy voting positions have been developed based on years of experience with proxy voting and corporate governance issues. These principles have been reviewed by various members of the Investment Manager's organization, including portfolio management, legal counsel, and the Investment Manager's officers. The Board of Directors of Franklin Templeton's U.S.- registered investment companies will approve the proxy voting policies and procedures annually.
The following guidelines reflect what Investment Manager believes to be good corporate governance and behavior:
Board of Directors: The election of directors and an independent board are key to good corporate governance. Directors are expected to be competent individuals and they should be accountable and responsive to shareholders. The Investment
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Manager supports an independent, diverse board of directors, and prefers that key committees such as audit, nominating, and compensation committees be comprised of independent directors. The Investment Manager supports boards with strong risk management oversight. The Investment Manager will generally vote against management efforts to classify a board and will generally support proposals to declassify the board of directors. The Investment Manager will consider withholding votes from directors who have attended less than 75% of meetings without a valid reason. While generally in favor of separating Chairman and CEO positions, the Investment Manager will review this issue on a case-by-case basis taking into consideration other factors including the company's corporate governance guidelines and performance. The Investment Manager evaluates proposals to restore or provide for cumulative voting on a case-by-case basis and considers such factors as corporate governance provisions as well as relative performance. The Investment Manager generally will support non-binding shareholder proposals to require a majority vote standard for the election of directors; however, if these proposals are binding, the Investment Manager will give careful review on a case-by-case basis of the potential ramifications of such implementation.
In the event of a contested election, the Investment Manager will review a number of factors in making a decision including management's track record, the company's financial performance, qualifications of candidates on both slates, and the strategic plan of the dissidents and/or shareholder nominees.
Ratification of Auditors: The Investment Manager will closely scrutinize the independence, role, and performance of auditors. On a case-by-case basis, The Investment Manager will examine proposals relating to non-audit relationships and non-audit fees. The Investment Manager will also consider, on a case-by-case basis, proposals to rotate auditors, and will vote against the ratification of auditors when there is clear and compelling evidence of a lack of independence, accounting irregularities or negligence attributable to the auditors. The Investment Manager may also consider whether the ratification of auditors has been approved by an appropriate audit committee that meets applicable composition and independence requirements.
Management & Director Compensation: A company's equity-based compensation plan should be in alignment with the shareholders' long-term interests. Investment Manager believes that executive compensation should be directly linked to the performance of the company. Investment Manager evaluates plans on a case-by-case basis by considering several factors to determine whether the plan is fair and reasonable. Investment Manager reviews the ISS quantitative model utilized to assess such plans and/or the Glass Lewis evaluation of the plan. Investment Manager will generally oppose plans that have the potential to be excessively dilutive, and will almost always oppose plans that are structured to allow the repricing of underwater options, or plans that have an automatic share replenishment "evergreen" feature. Investment Manager will generally support employee stock option plans in which the purchase price is at least 85% of fair market value, and when potential dilution is 10% or less.
Severance compensation arrangements will be reviewed on a case-by-case basis, although Investment Manager will generally oppose "golden parachutes" that are considered excessive. Investment Manager will normally support proposals that require that a percentage of directors' compensation be in the form of common stock, as it aligns their interests with those of the shareholders.
Investment Manager will review non-binding say-on-pay proposals on a case-by-case basis, and will generally vote in favor of such proposals unless compensation is misaligned with performance and/or shareholders' interests, the company has not provided reasonably clear disclosure regarding its compensation practices, or there are concerns with the company's remuneration practices.
Anti-Takeover Mechanisms and Related Issues: The Investment Manager generally opposes anti- takeover measures since they tend to reduce shareholder rights. However, as with all proxy issues, the Investment Manager conducts an independent review of each anti-takeover proposal. On occasion,  the Investment Manager may vote with management when the research analyst has concluded that the proposal is not onerous and would not harm Advisory Clients' interests as stockholders. The Investment Manager generally supports proposals that require shareholder rights plans ("poison  pills") to be subject to a shareholder vote. The Investment Manager will closely evaluate shareholder rights' plans on a case-by-case basis to determine whether or not they warrant support. The  Investment Manager will generally vote against any proposal to issue stock that has unequal or subordinate voting rights. In addition, the Investment Manager generally opposes any supermajority voting requirements as well as the payment of "greenmail." The Investment Manager usually supports "fair price" provisions and confidential voting. The Investment Manager will review a company's proposal to reincorporate to a different state or country on a case-by-case basis taking into consideration financial benefits such as tax treatment as well as comparing corporate governance provisions and general business laws that may result from the change in domicile.
Changes to Capital Structure: The Investment Manager realizes that a company's financing decisions have a significant impact on its shareholders, particularly when they involve the issuance of additional shares of common or preferred stock or the assumption of additional debt. The Investment Manager will carefully review, on a case-by-case basis, proposals by companies to increase  authorized shares and the purpose for the increase. The Investment Manager will generally not vote in
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favor of dual-class capital structures to increase the number of authorized shares where that class of stock would have superior voting rights. The Investment Manager will generally vote in favor of the issuance of preferred stock in cases where the company specifies the voting, dividend, conversion and other rights of such stock and the terms of the preferred stock issuance are deemed reasonable. The Investment Manager will review proposals seeking preemptive rights on a case-by-case basis.
Mergers and Corporate Restructuring: Mergers and acquisitions will be subject to careful review by the research analyst to determine whether they would be beneficial to shareholders. The Investment Manager will analyze various economic and strategic factors in making the final decision on a merger or acquisition. Corporate restructuring proposals are also subject to a thorough examination on a case-by-case basis.
Environmental and Governance Issues: The Investment Manager considers environmental and social issues alongside traditional financial measures to provide a more comprehensive view of the value, risk and return potential of an investment. Companies may face significant financial, legal and reputational risks resulting from poor environmental and social practices, or negligent oversight of environmental or social issues. Franklin Templeton's "Responsible Investment Principles and Policies" describes Investment Manager's approach to consideration of environmental, social and governance issues within Investment Manager's processes and ownership practices.
In Investment Manager's experience, those companies that are managed well are often effective in dealing with the relevant environmental and social issues that pertain to their business. As such, Investment Manager will generally give management discretion with regard to environmental and social issues. However, in cases where management and the board have not demonstrated adequate efforts to mitigate material environmental or social risks, have engaged in inappropriate or illegal conduct, or have failed to adequately address current or emergent risks that threaten shareholder value, Investment Manager may choose to support well-crafted shareholder proposals that serve to promote or protect shareholder value. This may include seeking appropriate disclosure regarding material environmental and social issues. Investment Manager will review shareholder proposals on a case-by-case basis and may support those that serve to enhance value or mitigate risk, are drafted appropriately, and do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.
The Investment Manager will consider supporting a shareholder proposal seeking disclosure and greater board oversight of lobbying and corporate political contributions if Investment Manager believes that there is evidence of inadequate oversight by the company's board, if the company's current disclosure is significantly deficient, or if the disclosure is notably lacking in comparison to the company's peers.
Governance Matters: The Investment Manager generally supports the right of shareholders to call special meetings and act by written consent. However, the Investment Manager will review such shareholder proposals on a case-by-case basis in an effort to ensure that such proposals do not disrupt the course of business or require a disproportionate or inappropriate use of company resources.
Proxy Acess: In cases where the Investment Manager is satisfied with company performance and the responsiveness of management, it will generally vote against shareholder proxy access proposals not supported by management. In other instances, the Investment Manager will consider such proposals on a case-by-case basis, taking into account factors such as the size of the company, ownership thresholds and holding periods, nomination limits (e.g., number of candidates that can be nominated), the intentions of the shareholder proponent, and shareholder base.
Global Corporate Governance: The Investment Manager manages investments in countries worldwide. Many of the tenets discussed above are applied to the Investment Manager's proxy voting decisions for international investments. However, the Investment Manager must be flexible in these worldwide markets. Principles of good corporate governance may vary by country, given the constraints of a country's laws and acceptable practices in the markets. As a result, it is on occasion difficult to apply a consistent set of governance practices to all issuers. As experienced money managers, the Investment Manager's analysts are skilled in understanding the complexities of the regions in which they specialize and are trained to analyze proxy issues germane to their regions.
PROXY PROCEDURES
The Proxy Group is fully cognizant of its responsibility to process proxies and maintain proxy records pursuant to SEC and Canadian Securities Administrators ("CSA") rules and regulations. In addition, the Investment Manager understands its fiduciary duty to vote proxies and that proxy voting decisions may affect the value of shareholdings. Therefore, the Investment Manager will generally attempt to process every proxy it receives for all domestic and foreign securities. However, there may be situations in which the Investment Manager may be unable to vote a proxy, or may chose not to vote  a proxy, such as where: (i) a proxy ballot was not received from the custodian bank; (ii) a meeting notice was received too late; (iii) there are fees imposed upon the exercise of a vote and it is determined that such fees outweigh the benefit of voting; (iv) there are legal encumbrances to voting, including blocking restrictions in certain markets that preclude the ability to dispose of a security if  the Investment Manager
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votes a proxy or where the Investment Manager is prohibited from voting by applicable law, economic or other sanctions, or other regulatory or market requirements, including  but not limited to, effective Powers of Attorney; (v) the Investment Manager held shares on the record date but has sold them prior to the meeting date; (vi) a proxy voting service is not offered by the custodian in the market; (vii) the Investment Manager believes it is not in the best interest of the Advisory Client to vote the proxy for any other reason not enumerated herein; or (viii) a security is subject to a securities lending or similar program that has transferred legal title to the security to another person.
In some foreign jurisdictions, even if the Investment Manager uses reasonable efforts to vote a proxy on behalf of its Advisory Clients, such vote or proxy may be rejected because of (a) operational or procedural issues experienced by one or more third parties involved in voting proxies in such jurisdictions; (b) changes in the process or agenda for the meeting by the issuer for which the Investment Manager does not have sufficient notice; or (c) the exercise by the issuer of its discretion to reject the vote of the Investment Manager. In addition, despite the best efforts of the Proxy Group and its agents, there may be situations where the Investment Manager's votes are not received, or properly tabulated, by an issuer or the issuer's agent.
The Investment Manager or its affiliates may, on behalf of one or more of the proprietary registered investment companies advised by the Investment Manager or its affiliates, determine to use its best efforts to recall any security on loan where the Investment Manager or its affiliates (a) learn of a vote on a material event that may affect a security on loan and (b) determine that it is in the best interests of such proprietary registered investment companies to recall the security for voting purposes. The Investment Manager will not generally make such efforts on behalf of other Advisory Clients, or notify such Advisory Clients or their custodians that the Investment Manager or its affiliates has learned of such a vote.
There may be instances in certain non-U.S. markets where split voting is not allowed. Split voting occurs when a position held within an account is voted in accordance with two differing instructions. Some markets and/or issuers only allow voting on an entire position and do not accept split voting. In certain cases, when more than one Franklin Templeton Investment Manager has accounts holding shares of an issuer that are held in an omnibus structure, the Proxy Group will seek direction from an appropriate representative of the Advisory Client with multiple Investment Managers (such as a conducting officer of the Management Company in the case of a SICAV), or the Proxy Group will submit the vote based on the voting instructions provided by the Investment Manager with accounts holding the greatest number of shares of the security within the omnibus structure.
The Investment Manager may vote against an agenda item where no further information is provided, particularly in non-U.S. markets. For example, if "Other Business" is listed on the agenda with no further information included in the proxy materials, the Investment Manager may vote against the item as no information has been provided prior to the meeting in order to make an informed decision. The Investment Manager may also enter a "withhold" vote on the election of certain directors from time to time based on individual situations, particularly where the Investment Manager is not in favor of electing a director and there is no provision for voting against such director.
If several issues are bundled together in a single voting item, the Investment Manager will assess the total benefit to shareholders and the extent that such issues should be subject to separate voting proposals.
The following describes the standard procedures that are to be followed with respect to carrying out Investment Manager's proxy policy:
1.	The Proxy Group will identify all Advisory Clients, maintain a list of those clients, and indicate those Advisory Clients who have delegated proxy voting authority in writing to the Investment Manager. The Proxy Group will periodically review and update this list. If the agreement with an Advisory Client permits the Advisory Client to provide instructions to the Investment Manager regarding how to vote the client's shares, the Investment Manager will make a best-efforts attempt to vote per the Advisory Client's instructions.
2.	All relevant information in the proxy materials received (e.g., the record date of the meeting) will be recorded promptly by the Proxy Group in a database to maintain control over such materials.
3.	The Proxy Group will review and compile information on each proxy upon receipt of any agendas, materials, reports, recommendations from ISS and/or Glass Lewis, or other information. The Proxy Group will then forward this information to the appropriate research analyst for review and voting instructions.
4.	In determining how to vote, Investment Manager's analysts and relevant portfolio manager(s) will consider the General Proxy Voting Guidelines set forth above, their in-depth knowledge of the company, any readily available information and research about the company and its agenda items, and the recommendations of a Proxy Service.
5.	The Proxy Group is responsible for maintaining the documentation that supports Investment Manager's voting decision. Such documentation may include, but is not limited to, any information provided by a Proxy Service and, with respect to an issuer that presents a potential conflict of interest, any board or audit committee memoranda describing the position it has taken.
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Additionally, the Proxy Group may include documentation obtained from the research analyst, portfolio manager and/or legal counsel; however, the relevant research analyst may, but is not required to, maintain additional documentation that was used or created as part of the analysis to reach a voting decision, such as certain financial statements of an issuer, press releases, or notes from discussions with an issuer's management.
6.	After the proxy is completed but before it is returned to the issuer and/or its agent, the Proxy Group may review those situations including special or unique documentation to determine that the appropriate documentation has been created, including conflict of interest screening.
7.	The Proxy Group will make every effort to submit Investment Manager's vote on all proxies to ISS by the cut-off date. However, in certain foreign jurisdictions or instances where the Proxy Group did not receive sufficient notice of the meeting, the Proxy Group will use its best efforts to send the voting instructions to ISS in time for the vote to be processed.
8.	With respect to proprietary products, the Proxy Group will file Powers of Attorney in all jurisdictions that require such documentation on a best efforts basis. On occasion, the Investment Manager may wish to attend and vote at a shareholder meeting in person. In such cases, the Proxy Group will use its best efforts to facilitate the attendance of the designated Franklin Templeton employee by coordinating with the relevant custodian bank.
9.	The Proxy Group prepares reports for each Advisory Client that has requested a record of votes cast. The report specifies the proxy issues that have been voted for the Advisory Client during the requested period and the position taken with respect to each issue. The Proxy Group sends one copy to the Advisory Client, retains a copy in the Proxy Group's files and forwards a copy to either the appropriate portfolio manager or the client service representative. While many Advisory Clients prefer quarterly or annual reports, the Proxy Group will provide reports for any timeframe requested by an Advisory Client.
10.	If the Franklin Templeton Services, LLC Global Trade Services learns of a vote on a potentially material event that may affect a security on loan from a proprietary registered investment company, Global Trade Services will notify Investment Manager. If the Investment Manager decides that the vote is material and it would be in the best interests of shareholders to recall the security, the Investment Manager will advise Global Trade Services to contact the custodian bank in an effort to retrieve the security. If so requested by Investment Manager, Global Trade Services shall use its best efforts to recall any security on loan and will use other practicable and legally enforceable means to ensure that Investment Manager is able to fulfill its fiduciary duty to vote proxies for proprietary registered investment companies with respect to such loaned securities. However, there can be no guarantee that the securities can be retrieved for such purposes. Global Trade Services will advise the Proxy Group of all recalled securities. Many Advisory Clients have entered into securities lending arrangements with agent lenders to generate additional revenue. Under normal circumstances, the Investment Manager will not make efforts to recall any security on loan for voting purposes on behalf of other Advisory Clients, or notify such clients or their custodians that the Investment Manager or its affiliates have learned of such a vote.
11.	The Proxy Group participates in Franklin Templeton Investment's Business Continuity and Disaster Preparedness programs. The Proxy Group will conduct disaster recovery testing on a periodic basis in an effort to ensure continued operations of the Proxy Group in the event of a disaster. Should the Proxy Group not be fully operational, then the Proxy Group will instruct ISS to vote all meetings immediately due per the recommendations of the appropriate third-party proxy voting service provider.
12.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, on a timely basis, will file all required Form N-PXs, with respect to proprietary registered investment company clients, disclose that each fund's proxy voting record is available on the Franklin Templeton web site, and will make available the information disclosed in each fund's Form N-PX as soon as is reasonably practicable after filing Form N-PX with the SEC.
13.	The Proxy Group, in conjunction with Legal Staff responsible for coordinating Fund disclosure, will ensure that all required disclosure about proxy voting of the proprietary registered investment company clients is made in such clients' disclosure documents.
14.	The Proxy Group is subject to periodic review by Internal Audit, compliance groups, and external auditors.
15.	The Investment Manager will review the guidelines of each Proxy Service, with special emphasis on the factors they use with respect to proxy voting recommendations.
16.	The Proxy Group will update the proxy voting policies and procedures as necessary for review and approval by legal, compliance, investment officers, and/or other relevant staff.
17.	The Proxy Group will familiarize itself with the procedures of ISS that govern the transmission of proxy voting information from the Proxy Group to ISS and periodically review how well this process is functioning. The Proxy Group, in conjunction with the compliance department, will conduct periodic due diligence reviews of each Proxy Service via on-site visits or by written questionnaires. As part of the periodic due diligence process, the Investment Manager assesses the adequacy and quality of each Proxy Service's staffing and personnel to ensure each Proxy Service has the capacity and competency to adequately analyze proxy issues and the ability to make proxy voting recommendations based on material accurate
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information. In the event the Investment Manager discovers an error in the research or voting recommendations provided by a Proxy Service, it will take reasonable steps to investigate the error and seek to determine whether the Proxy Service is taking reasonable steps to reduce similar errors in the future. In addition, the Investment Manager assesses the robustness of Proxy Service's policies regarding (1) ensuring proxy voting recommendations are based on current and accurate information, and (2) identifying and addressing any conflicts of interest. To the extent enhanced disclosure of conflicts is required of Proxy Services, the Proxy Group will seek to ensure that each Proxy Service complies with such disclosure obligations and review the conflicts disclosed. The Investment Manager also considers the independence of each Proxy Service on an on-going basis.
18.	The Proxy Group will investigate, or cause others to investigate, any and all instances where these Procedures have been violated or there is evidence that they are not being followed. Based upon the findings of these investigations, the Proxy Group, if practicable, will recommend amendments to these Procedures to minimize the likelihood of the reoccurrence of non-compliance.
19.	At least annually, the Proxy Group will verify that:
a.	A sampling of proxies received by Franklin Templeton Investments has been voted in a manner consistent with the Proxy Voting Policies and Procedures;
b.	A sampling of proxies received by Franklin Templeton Investments has been voted in accordance with the instructions of the Investment Manager;
c.	Adequate disclosure has been made to clients and fund shareholders about the procedures and how proxies were voted in markets where such disclosures are required by law or regulation; and
d.	Timely filings were made with applicable regulators, as required by law or regulation, related to proxy voting.
The Proxy Group is responsible for maintaining appropriate proxy voting records. Such records will include, but are not limited to, a copy of all materials returned to the issuer and/or its agent, the documentation described above, listings of proxies voted by issuer and by client, each written client request for proxy voting policies/records and the Investment Manager's written response to any client request for such records, and any other relevant information. The Proxy Group may use an outside service such as ISS to support this recordkeeping function. All records will be retained for at least five years, the first two of which will be on-site. Advisory Clients may request copies of their proxy voting records by calling the Proxy Group collect at 1-954-527-7678, or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. The Investment Manager does not disclose to third parties (other than ISS) the proxy voting records of its Advisory Clients, except to the extent such disclosure is required by applicable law or regulation or court order. Advisory Clients may review Investment Manager's proxy voting policies and procedures on-line at www.franklintempleton.com and may request additional copies by calling the number above. For U.S. proprietary registered investment companies, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.com no later than August 31 of each year. For proprietary Canadian mutual fund products, an annual proxy voting record for the period ending June 30 of each year will be posted to www.franklintempleton.ca no later than August 31 of each year. The Proxy Group will periodically review the web site posting and update the posting when necessary. In addition, the Proxy Group is responsible for ensuring that the proxy voting policies, procedures and records of the Investment Manager are available as required by law and is responsible for overseeing the filing of such investment company voting records with the SEC.
PROCEDURES FOR MEETINGS INVOLVING FIXED INCOME SECURITIES
From time to time, certain custodians may process events for fixed income securities through their proxy voting channels rather than corporate action channels for administrative convenience. In such cases, the Proxy Group will receive ballots for such events on the ISS voting platform. The Proxy Group will solicit voting instructions from the Investment Manager for each account or fund  involved. If the Proxy Group does not receive voting instructions from the Investment Manager, the Proxy Group will take no action on the event. The Investment Manager may be unable to vote a proxy for a fixed income security, or may choose not to vote a proxy, for the reasons described under the section entitled "Proxy Procedures."
The Proxy Group will monitor such meetings involving fixed income securities for conflicts of interest in accordance with these procedures for fixed income securities. If a fixed income issuer is flagged as a potential conflict of interest, the Investment Manager may nonetheless vote as it deems in the best interests of its Advisory Clients. The Investment Manager will report such decisions on an annual basis to Advisory Clients as may be required.
As of January 4, 2016
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GATEWAY INVESTMENT ADVISERS, LLC

PROXY VOTING POLICY
1.1 Overview
This proxy voting policy and related procedures apply to clients who desire Gateway Investment Advisers, LLC (Gateway) to vote proxies on their behalf, including registered investment companies advised (or sub-advised) by Gateway. Questions regarding this policy should be directed to Gateway's CCO.
1.2 Introduction
Gateway recognizes that voting rights are financial assets of its clients and that they must be managed accordingly; with voting decisions being made in the best interests of its clients who wish Gateway to exercise such authority and of shareholders of the registered investment companies for which it acts as adviser or sub-adviser (hereinafter referred collectively as "Clients". Gateway, in turn, has retained Institutional Shareholder Services ("ISS") as its proxy agent to recommend how to vote each proxy as well as administer the voting of proxies on behalf of Gateway.
1.3 Role of Proxy Voting Agent
Gateway has engaged ISS, an independent proxy voting service, to assist in the voting of proxies. ISS is responsible for coordinating with each Client's custodian, to ensure that all proxy ballots relating to a Client's portfolio are processed in a timely manner. ISS, with its vast research capabilities, has developed its U.S. and global proxy voting guidelines, which provide vote recommendations for proxy voting that are designed to serve the best interests of investors. These guidelines outline the rationale for determining how particular issues should be voted. Gateway's CIO will, on an annual bases, determine whether ISS' U.S. and global proxy guidelines continue to be in the best interest of Gateway's Clients. Gateway will instruct ISS to vote in accordance with these guidelines unless the following conditions apply:
1.	Gateway's portfolio management team has decided to override the ISS vote recommendation for a Client(s) based on its own determination that the Client(s) would best be served with a vote contrary to the ISS recommendation based on Gateway's analysis of ISS's vote recommendation. Such decision(s) will be documented by Gateway and communicated to ISS. Gateway's CIO will determine, on an annual basis, as to which classification level an ISS vote recommendation should be analyzed by Gateway;
2.	ISS does not give a vote recommendation, in which case Gateway will independently determine how a particular issue should be voted. In these instances, Gateway, through its portfolio management team, will document the reason(s) used in determining a vote and communicate Gateway's voting instruction to ISS. Gateway will generally seek to vote in accordance with ISS's guidelines; or
3.	If voting on any particular security compromises Gateway's ability to later transact in such security (e.g. shareblocking practices) or if, in Gateway's judgment, the expected cost associated with the vote exceeds the expected benefits of the vote (e.g. non-U.S. security restrictions), then Gateway will abstain from voting on a particular security.
1.4 Conflicts of Interest
From time to time, Gateway or an employee or another affiliate of Gateway may have a conflict of interest with respect to a proxy vote. A conflict of interest may exist, for example, if Gateway has a business relationship (or potential business relationship) with either the company soliciting the proxy or a third party that has a material interest in the outcome of a proxy vote or that is actively lobbying for a particular outcome of a proxy vote. Only in those instances where an ISS voting recommendation is not being followed, any individual with knowledge of any actual or potential conflict of interest, such as a personal conflict of interest (e.g. familial relationship with company management) or of a business relationship (e.g. Gateway is the investment manager to a soliciting company), shall disclose that conflict to the Legal and Compliance Department. In such cases, the Legal and Compliance Department will determine and record how the proxies in question shall be voted and such determinations shall be recorded with ISS.
1.5 Due Diligence of Proxy Adviser
Gateway will follow formalized procedures to undertake continuing due diligence of ISS, both in the areas of research and the administrative tasks of proxy voting.
1.6 Record Retention Requirements
In accordance with Rule 204-2(c)(2) under the Investment Advisers Act of 1940, as amended, Gateway will maintain the following records for a period of not less than five years:
1.	This Gateway proxy voting policy;
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2.	Records of Clients' written requests for this policy and/or their voting record;
3.	Gateway's written response to such written or oral requests; and
4.	A copy of any document created by Gateway that was material to making a decision in those instances where ISS does not make a vote recommendation or where Gateway's portfolio management team votes contrary to ISS's recommendation.
ISS will make and retain, on Gateway's behalf (as evidenced by an undertaking from ISS to provide a copy promptly upon request), the following documents:
1.	A copy of a proxy statement(3);
2.	A record of each vote cast by Gateway on behalf of a Client; and
3.	A copy of any document that was material to making a decision how to vote proxies on behalf of a Client or that memorialized the basis of that decision.
*	Gateway may also rely on obtaining a copy from the EDGAR system
1.7 How to Obtain Voting Information
At any time, a Client may obtain this Proxy Voting Policy along with ISS's Proxy Voting Guidelines Summary and his or her voting record upon the Client's written or oral request to Gateway.
Effective Date: February 15, 2008, revised December 11, 2008, revised February 18, 2015

INVESCO ADVISERS, INC.

PROXY POLICIES AND PROCEDURES
I.1. PROXY POLICIES AND PROCEDURES – INVESCO ADVISERS
The following policies and procedures apply to all institutional and retail funds and accounts (collectively, the "Accounts") managed by Invesco Advisers, Inc. ("Invesco").
A.  GUIDING PRINCIPLES
Public companies hold meetings for shareholders, during which important issues, such as appointments to the company's board of directors, executive compensation, and the selection of auditors, are addressed and, where applicable, voted on by shareholders. Proxy voting gives shareholders the opportunity to vote on issues that impact a company's operations and policies without attending the meetings.
Invesco views proxy voting as an integral part of its investment management responsibilities and believes that the right to vote proxies should be managed with the same high standards of care and fiduciary duty to its Clients as all other elements of the investment process.  Invesco's proxy voting philosophy, governance structure and process are designed to ensure that proxy votes are cast in accordance with Clients' best interests, which Invesco interprets to mean Clients' best economic interests, and Invesco's established proxy voting policies and procedures.
The primary aim of Invesco's proxy policies is to encourage a culture of performance among the companies in which Invesco invests on behalf of Clients, rather than one of mere conformance with a prescriptive set of rules and constraints.  Rigid adherence to a checklist approach to corporate governance issues is, in itself, unlikely to maximize shareholder value.
The proxy voting process at Invesco, which is driven by investment professionals, focuses on the following
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maximizing long-term value for Clients and protecting Clients' rights and promoting governance structures and practices that reinforce the accountability of corporate management and boards of directors to shareholders;

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reflecting Invesco's belief that environmental, social and corporate governance proposals can influence long-term shareholder value and should be voted in a manner where such long-term shareholder value is maximized; and

•	addressing potential conflicts of interest that may arise from time to time in the proxy voting process.
B. OPERATING PROCEDURES AND RESPONSIBLE PARTIES
Proxy Administration – In General
Guided by its philosophy that proxy voting is an asset that is to be managed by each investment team, consistent with that team's view as to the best economic interest of Clients, Invesco has created the Invesco US Proxy Advisory Committee ("IUPAC").  The IUPAC is an investments-driven committee comprised of representatives from each investment management team and Invesco's Head of Proxy Administration. IUPAC provides a forum for investment teams to monitor, understand and discuss key proxy
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issues and voting trends within the Invesco complex.  Absent a conflict of interest, the IUPAC representative for each investment team, in consultation with his or her team, is responsible for voting proxies for the securities the team manages.  In addition to IUPAC, the Invesco mutual fund board of trustees provides oversight of the proxy process through quarterly reporting and an annual in-person presentation by the Head of Proxy Administration. IUPAC and Invesco's proxy administration team, compliance and legal teams regularly communicate and review Invesco's proxy policies and procedures to ensure that they remain consistent with Clients' best interests, regulatory requirements, governance trends and industry best practices.
Use of Third Party Proxy Advisory Services
Representatives of the IUPAC have direct access to third party proxy advisory analyses and recommendations (currently provided by Glass Lewis ("GL") and Institutional Shareholder Services, Inc. ("ISS")), among other research tools, and use the information gleaned from those sources to make independent voting decisions.
Invesco's proxy administration team performs extensive initial and ongoing due diligence on the proxy advisory firms that it engages.  When deemed appropriate, representatives from the firms are asked to deliver updates directly to the mutual fund board of trustees.  IUPAC conducts semi-annual, in-person policy roundtables with key heads of research from ISS and GL to ensure transparency, dialogue and engagement with the firms.  These meetings provide Invesco with an opportunity to assess the firms' capabilities, conflicts of interest and service levels, as well as provide investment professionals with direct insight into the advisory firms' stances on key governance and proxy topics and their policy framework/methodologies.  Invesco's proxy administration team also reviews the annual SSAE 16 reports for, and the periodic proxy guideline updates published by, each proxy advisory firm to ensure that their guidelines remain consistent with Invesco's policies and procedures.  Furthermore, each proxy advisory firm completes an annual due diligence questionnaire submitted by Invesco, and Invesco conducts on-site due diligence at each firm, in part to discuss their responses to the questionnaire.
If Invesco becomes aware of any material inaccuracies in the information provided by ISS or GL, Invesco's proxy administration team will investigate the matter to determine the cause, evaluate the adequacy of the proxy advisory firm's control structure and assess the efficacy of the measures instituted to prevent further errors.
ISS and GL provide updates to previously issued proxy reports when necessary to incorporate newly available information or to correct factual errors.  ISS also has a Feedback Review Board, which provides a mechanism for stakeholders to communicate with ISS about issues related to proxy voting and policy formulation, research, and the accuracy of data contained in ISS reports.
Proxy Voting Platform and Administration
Invesco maintains a proprietary global proxy administration platform, supported by the Head of Proxy Administration and a dedicated team of internal proxy specialists.  The platform streamlines the proxy voting and ballot reconciliation processes, as well as related functions such as share blocking and issuer/shareholder engagement.  Invesco believes that managing these processes internally, as opposed to relying on third parties, gives Invesco greater quality control, oversight and independence in the proxy administration process.
The platform also includes advanced global reporting and record-keeping capabilities regarding proxy matters (including reporting by business unit, issuer or issue) that enable Invesco to satisfy client, regulatory and management requirements.  Historical proxy voting information, including commentary by investment professionals regarding the votes they cast, is stored in order to build institutional knowledge over time across the Invesco complex with respect to individual companies and proxy issues.  Investment professionals also use the platform to access third-party proxy research.
C. Proxy Voting Guidelines (the "Guidelines")
The following guidelines describe Invesco's general positions with regard to various common proxy issues.  The guidelines are not intended to be exhaustive or prescriptive.  As noted above, Invesco's proxy process is investor-driven, and each investment team retains ultimate discretion to vote proxies in the manner they deem to be the most appropriate, consistent with the proxy voting principles and philosophy discussed above.  Individual proxy votes therefore will differ from these guidelines from time to time.
I.	Corporate Governance
Management teams of companies are accountable to the boards of directors and directors of publicly held companies are accountable to shareholders.  Invesco endeavors to vote the proxies of companies in a manner that will reinforce the notion of a board's accountability.  Consequently, Invesco generally votes against any actions that would impair the rights of shareholders or would reduce shareholders' influence over the board.
The following are specific voting issues that illustrate how Invesco applies this principle of accountability.
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Elections of directors
In uncontested director elections for companies that do not have a controlling shareholder, Invesco generally votes in favor of slates if they are comprised of at least a majority of independent directors and if the boards' key committees are fully independent. Key committees include the audit, compensation and governance or nominating Committees. Invesco's standard of independence excludes directors who, in addition to the directorship, have any material business or family relationships with the companies they serve. Contested director elections are evaluated on a case-by-case basis.
Director performance
Invesco generally withholds votes from directors who exhibit a lack of accountability to shareholders, either through their level of attendance at meetings or by adopting or approving egregious corporate-governance or other policies.  In cases of material financial restatements, accounting fraud, habitually late filings, adopting shareholder rights plan ("poison pills") without shareholder approval, or other areas of poor performance, Invesco may withhold votes from some or all of a company's directors.  In situations where directors' performance is a concern, Invesco may also support shareholder proposals to take corrective actions, such as so-called "clawback" provisions.
Auditors and Audit Committee members
Invesco believes a company's audit committee has a high degree of responsibility to shareholders in matters of financial disclosure, integrity of the financial statements and effectiveness of a company's internal controls. Independence, experience and financial expertise are critical elements of a well-functioning audit committee. When electing directors who are members of a company's audit committee, or when ratifying a company's auditors, Invesco considers the past performance of the committee and holds its members accountable for the quality of the company's financial statements and reports.
Majority standard in director elections
The right to elect directors is the single most important mechanism shareholders have to promote accountability. Invesco supports the nascent effort to reform the U.S. convention of electing directors, and generally votes in favor of proposals to elect directors by a majority vote.
Staggered Boards/Annual Election of Directors
Invesco generally supports proposals to elect each director annually rather than electing directors to staggered multi-year terms because annual elections increase a board's level of accountability to its shareholders.
Supermajority voting requirements
Unless required by law in the state of incorporation, Invesco generally votes against actions that would impose any supermajority voting requirement, and generally supports actions to dismantle existing supermajority requirements.
Responsiveness of Directors
Invesco generally withholds votes for directors who do not adequately respond to shareholder proposals that were approved by a majority of votes cast the prior year.
Cumulative voting
The practice of cumulative voting can enable minority shareholders to have representation on a company's board. Invesco generally supports proposals to institute the practice of cumulative voting at companies whose overall corporate-governance standards indicate a particular need to protect the interests of minority shareholders.
Proxy access
Invesco generally supports shareholders' nominations of directors in the proxy statement and ballot because it increases the accountability of the board to shareholders.  Invesco will generally consider the proposed minimum period of ownership (e.g., three years), minimum ownership percentage (e.g., three percent), limitations on a proponent's ability to aggregate holdings with other shareholders and the maximum percentage of directors who can be nominated when determining how to vote on proxy access proposals.
Shareholder access
On business matters with potential financial consequences, Invesco generally votes in favor of proposals that would increase shareholders' opportunities to express their views to boards of directors, proposals that would lower barriers to shareholder action and proposals to promote the adoption of generally accepted best practices in corporate governance.  Furthermore, Invesco
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generally votes for shareholder proposals that are designed to protect shareholder rights if a company's corporate governance standards indicate that such additional protections are warranted.
Exclusive Forum
Invesco generally supports proposals that would designate a specific jurisdiction in company bylaws as the exclusive venue for certain types of shareholder lawsuits in order to reduce costs arising out of multijurisdictional litigation.
II.	Compensation and Incentives
Invesco believes properly constructed compensation plans that include equity ownership are effective in creating incentives that induce management and employees of companies to create greater shareholder wealth.  Invesco generally supports equity compensation plans that promote the proper alignment of incentives with shareholders' long-term interests, and generally votes against plans that are overly dilutive to existing shareholders, plans that contain objectionable structural features, and plans that appear likely to reduce the value of the Client's investment.
Following are specific voting issues that illustrate how Invesco evaluates incentive plans.
Executive compensation
Invesco evaluates executive compensation plans within the context of the company's performance under the executives' tenure. Invesco believes independent compensation committees are best positioned to craft executive-compensation plans that are suitable for their company-specific circumstances. Invesco views the election of independent compensation committee members as the appropriate mechanism for shareholders to express their approval or disapproval of a company's compensation practices. Therefore, Invesco generally does not support shareholder proposals to limit or eliminate certain forms of executive compensation. In the interest of reinforcing the notion of a compensation committee's accountability to shareholders, Invesco generally supports proposals requesting that companies subject each year's compensation record to an advisory shareholder vote, or so-called "say on pay" proposals.
Equity-based compensation plans
Invesco generally votes against plans that contain structural features that would impair the alignment of incentives between shareholders and management. Such features include the ability to reprice or reload options without shareholder approval, the ability to issue options below the stock's current market price, or the ability automatically to replenish shares without shareholder approval.
Employee stock-purchase plans
Invesco generally supports employee stock-purchase plans that are reasonably designed to provide proper incentives to a broad base of employees, provided that the price at which employees may acquire stock is at most a 15 percent discount from the market price.
Severance agreements
Invesco generally votes in favor of proposals requiring advisory shareholder ratification of executives' severance agreements. However, Invesco generally opposes proposals requiring such agreements to be ratified by shareholders in advance of their adoption. Given the vast differences that may occur in these agreements, some severance agreements are evaluated on an individual basis.
III.	Capitalization
Examples of management proposals related to a company's capital structure include authorizing or issuing additional equity capital, repurchasing outstanding stock, or enacting a stock split or reverse stock split. On requests for additional capital stock, Invesco analyzes the company's stated reasons for the request. Except where the request could adversely affect the Client's ownership stake or voting rights, Invesco generally supports a board's decisions on its needs for additional capital stock. Some capitalization proposals require a case-by-case analysis. Examples of such proposals include authorizing common or preferred stock with special voting rights, or issuing additional stock in connection with an acquisition.
IV.	Mergers, Acquisitions and Other Corporate Actions
Issuers occasionally require shareholder approval to engage in certain corporate actions such as mergers, acquisitions, name changes, dissolutions, reorganizations, divestitures and reincorporations and the votes for these types of corporate actions are generally determined on a case-by-case basis.
V.	Anti-Takeover Measures
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Practices designed to protect a company from unsolicited bids can adversely affect shareholder value and voting rights, and they potentially create conflicts of interests among directors, management and shareholders. Except under special issuer-specific circumstances, Invesco generally votes to reduce or eliminate such measures. These measures include adopting or renewing "poison pills", requiring supermajority voting on certain corporate actions, classifying the election of directors instead of electing each director to an annual term, or creating separate classes of common or preferred stock with special voting rights. Invesco generally votes against management proposals to impose these types of measures, and generally votes for shareholder proposals designed to reduce such measures. Invesco generally supports shareholder proposals directing companies to subject their anti-takeover provisions to a shareholder vote.
VI.	Environmental, Social and Corporate Responsibility Issues
Invesco believes that a company's response to environmental, social and corporate responsibility issues and the risks attendant to them can have a significant effect on its long-term shareholder value.  Invesco recognizes that to manage a corporation effectively, directors and management must consider not only the interest of shareholders, but also the interests of employees, customers, suppliers and creditors, among others.  While Invesco generally affords management discretion with respect to the operation of a company's business, Invesco will evaluate such proposals on a case-by-case basis and will vote proposals relating to these issues in a manner intended to maximize long-term shareholder value.
VII.	Routine Business Matters
Routine business matters rarely have the potential to have a material effect on the economic prospects of Clients' holdings, so Invesco generally supports a board's discretion on these items. However, Invesco generally votes against proposals where there is insufficient information to make a decision about the nature of the proposal. Similarly, Invesco generally votes against proposals to conduct other unidentified business at shareholder meetings.
D. EXCEPTIONS
Client Maintains Right to Vote Proxies
In the case of institutional or sub-advised Clients, Invesco will vote the proxies in accordance with these Guidelines unless the Client retains, in writing, the right to vote or the named fiduciary of a Client (e.g., the plan sponsor of an ERISA Client) retains in writing the right to direct the plan trustee or a third party to vote proxies.
Voting for Certain Investment Strategies
For proxies held by certain Client accounts managed in accordance with fixed income, money market and index strategies, Invesco will typically vote in line with the majority of the rest of the shares voted by Invesco outside of those strategies ("Majority Voting").  In this manner Invesco seeks to leverage the expertise and comprehensive proxy voting reviews conducted by teams employing active equity strategies, which typically incorporate analysis of proxy issues as a core component of the investment process.  Portfolio managers for accounts employing Majority Voting still retain full discretion to override Majority Voting and to vote the shares as they determine to be in the best interest of Clients, absent certain types of conflicts of interest, which are discussed elsewhere in these policies and procedures.
For cash sweep investment vehicles selected by a Client but for which Invesco has proxy voting authority over the account and where no other Invesco client holds the same securities, Invesco will vote proxies based on ISS recommendations.
Proxy Constraints
In certain circumstances, Invesco may refrain from voting where the economic or other opportunity cost of voting a company's proxy exceeds any anticipated benefits of that proxy proposal.  In addition, there may be instances in which Invesco is unable to vote all of its Clients' proxies despite using commercially reasonable efforts to do so.  Particular examples of such instances include, but are not limited to, the following:
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When securities are participating in an Invesco securities lending program, Invesco determines whether to terminate the loan by weighing the benefit to the Client of voting a particular proxy versus the revenue lost by terminating the loan and recalling the securities.

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In some countries the exercise of voting rights requires the Client to submit to "share-blocking." Invesco generally refrains from voting proxies in share-blocking countries unless the portfolio manager determines that the benefit to the Client(s) of voting a specific proxy outweighs the Client's temporary inability to sell the security.

•	An inability to receive proxy materials from our Clients' custodians with sufficient time and information to make an informed voting decision.
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•
Some non-U.S. companies require a representative to attend meetings in person in order to vote a proxy. In such cases, Invesco may determine that the costs of sending a representative or signing a power-of-attorney outweigh the benefit of voting a particular proxy.

In the great majority of instances Invesco is able to vote U.S. and non-U.S. proxies successfully. It is important to note that Invesco makes voting decisions for non-U.S. issuers using these Guidelines as its framework, but also takes into account the corporate governance standards, regulatory environment and generally reasonable and governance-minded practices of the local market.
E. Resolving potential conflicts of interest
Firm Level Conflicts of Interest
A potential conflict of interest arises when Invesco votes a proxy for an issuer with which it also maintains a material business relationship.  Examples could include issuers that are distributors of Invesco's products, or issuers that employ Invesco to manage portions of their retirement plans or treasury accounts.  Invesco's proxy administration team maintains a list of all issuers for which a conflict of interest exists.
If the proposal that gives rise to the potential conflict is specifically addressed by the Guidelines, Invesco generally will vote the proxy in accordance therewith.  Otherwise, based on a majority vote of its members, IUPAC will vote the proxy.
Because the Guidelines are pre-determined and crafted to be in the best economic interest of Clients, applying the Guidelines to vote Client proxies should, in most instances, adequately resolve any potential conflict of interest. As an additional safeguard against potential conflicts, persons from Invesco's marketing, distribution and other customer-facing functions are not members of IUPAC.
Voting of Proxies Related to Invesco Ltd.
In order to avoid any appearance of a conflict of interest, Invesco will not vote proxies issued by, or related to matters involving, Invesco Ltd. that may be held by Clients from time to time.
Personal Conflicts of Interest
If any member of IUPAC has a personal conflict of interest with respect to a company or an issue presented for voting, that IUPAC member will inform IUPAC of such conflict and will abstain from voting on that company or issue. All IUPAC members shall sign an annual conflicts of interest memorandum.
Funds of Funds
Some Invesco Funds offering diversified asset allocation within one investment vehicle own shares in other Invesco Funds. A potential conflict of interest could arise if an underlying Invesco Fund has a shareholder meeting with any proxy issues to be voted on, because Invesco's asset-allocation funds or target-maturity funds may be large shareholders of the underlying fund. In order to avoid any potential for a conflict, the asset-allocation funds and target maturity funds vote their shares in the same proportion as the votes of the external shareholders of the underlying fund.
F.  RECORDKEEPING
Invesco's proxy administration team will be responsible for all Proxy Voting record keeping.
G. Policies and Vote Disclosure
A copy of these Guidelines and the voting record of each Invesco Retail Fund are available on Invesco's web site, www.invesco.com. In accordance with Securities and Exchange Commission regulations, all Invesco Funds file a record of all proxy-voting activity for the prior 12 months ending June 30th. That filing is made on or before August 31st of each year. In the case of institutional and sub-advised Clients, Clients may contact their client service representative to request information about how Invesco voted proxies on their behalf.  Absent specific contractual guidelines, such requests may be made on a semi-annual basis.
Updated: October 2014
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J.P. MORGAN INVESTMENT MANAGEMENT INC.

Global Proxy Voting
 Procedures and Guidelines for North America
Global Proxy Voting
Procedures and Guidelines
for North America
2012 Edition
 April 1, 2012
Part I: JPMorgan Asset Management Global
Proxy Voting Guidelines.
The Board of Trustees has delegated to JPMIM and its affiliated advisers, proxy voting authority with respect to the fund's portfolio securities. To ensure that the proxies of portfolio companies are voted in the best interests of the fund, the fund's Board of Trustees has adopted JPMIM's detailed proxy voting procedures (the "Procedures") that incorporate guidelines ("Guidelines") for voting proxies on specific types of issues.
JPMIM and its affiliated advisers are part of a global asset management organization with the capability to invest in securities of issuers located around the globe. Because the regulatory framework and the business cultures and practices vary from region to region, the Guidelines are customized for each region to take into account such variations. Separate Guidelines cover the regions of (1) North America, (2) Europe, Middle East, Africa, Central America and South America, (3) Asia (ex-Japan) and (4) Japan, respectively.
Notwithstanding the variations among the Guidelines, all of the Guidelines have been designed with the uniform objective of encouraging corporate action that enhances shareholder value. As a general rule, in voting proxies of a particular security, JPMIM and its affiliated advisers will apply the Guidelines of the region in which the issuer of such security is organized. Except as noted below, proxy voting decisions will be made in accordance with the Guidelines covering a multitude of both routine and non-routine matters that JPMIM and its affiliated adviser have encountered globally, based on many years of collective investment management experience.
To oversee and monitor the proxy-voting process, JPMIM has established a proxy committee and appointed a proxy administrator in each global location where proxies are voted. The primary function of each proxy committee is to review periodically general proxy-voting matters, review and approve the Guidelines annually, and provide advice and recommendations on general proxy-voting matters as well as on specific voting issues. The procedures permit an independent voting service, to perform certain services otherwise carried out or coordinated by the proxy administrator.
Although for many matters the Guidelines specify the votes to be cast, for many others, the Guidelines contemplate case-by-case determinations. In addition, there will undoubtedly be proxy matters that are not contemplated by the Guidelines. For both of these categories of matters and to override the Guidelines, the Procedures require a certification and review process to be completed before the vote is cast. That process is designed to identify actual or potential material conflicts of interest (between the fund on the one hand, and JPMIM and its affiliates on the other hand) and ensure that the proxy vote is cast in the best interests of the fund. A conflict is deemed to exist when the proxy is for JPMorgan Chase & Co. stock or for J.P. Morgan Funds, or when the proxy administrator has actual knowledge indicating that a JPMorgan affiliate is an investment banker or rendered a fairness opinion with respect to the matter that is the subject of the proxy vote. When such conflicts are identified, the proxy will be voted by an independent third party either in accordance with JPMorgan proxy voting guidelines or by the third party using its own guidelines.
When other types of potential material conflicts of interest are identified, the proxy administrator and, as necessary, JPMorgan Asset Management's Chief Fiduciary Officer will evaluate the potential conflict of interest and determine whether such conflict actually exists, and if so, will recommend how JPMIM will vote the proxy. In addressing any material conflict, JPMIM may take one or more of the following measures (or other appropriate action): removing or "walling off" from the proxy voting process certain JPMIM personnel with knowledge of the conflict, voting in accordance with any applicable Guideline if the application of the Guideline would objectively result in the casting of a proxy vote in a predetermined manner, or deferring the vote to or obtaining a recommendation from a third independent party, in which case the proxy will be voted by, or in accordance with the recommendation of, the independent third party.
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The following summarizes some of the more noteworthy types of proxy voting policies of the non-U.S. Guidelines:
•	Corporate governance procedures differ among the countries. Because of time constraints and local customs, it is not always possible for JPMIM to receive and review all proxy materials in connection with each item submitted for a vote. Many proxy statements are in foreign languages. Proxy materials are generally mailed by the issuer to the sub-custodian which holds the securities for the client in the country where the portfolio company is organized, and there may not be sufficient time for such materials to be transmitted to JPMIM in time for a vote to be cast. In some countries, proxy statements are not mailed at all, and in some locations, the deadline for voting is two to four days after the initial announcement that a vote is to be solicited and it may not always be possible to obtain sufficient information to make an informed decision in good time to vote.
•	Certain markets require that shares being tendered for voting purposes are temporarily immobilized from trading until after the shareholder meeting has taken place. Elsewhere, notably emerging markets, it may not always be possible to obtain sufficient information to make an informed decision in good time to vote. Some markets require a local representative to be hired in order to attend the meeting and vote in person on our behalf, which can result in considerable cost. JPMIM also considers the cost of voting in light of the expected benefit of the vote. In certain instances, it may sometimes be in the Fund's best interests to intentionally refrain from voting in certain overseas markets from time to time.
•	Where proxy issues concern corporate governance, takeover defense measures, compensation plans, capital structure changes and so forth, JPMIM pays particular attention to management's arguments for promoting the prospective change JPMIM's sole criterion in determining its voting stance is whether such changes will be to the economic benefit of the beneficial owners of the shares.
•	JPMIM is in favor of a unitary board structure of the type found in the United Kingdom as opposed to tiered board structures. Thus, JPMIM will generally vote to encourage the gradual phasing out of tiered board structures, in favor of unitary boards. However, since tiered boards are still very prevalent in markets outside of the United Kingdom, local market practice will always be taken into account.
•	JPMIM will use its voting powers to encourage appropriate levels of board independence, taking into account local market practice.
•	JPMIM will usually vote against discharging the board from responsibility in cases of pending litigation, or if there is evidence of wrongdoing for which the board must be held accountable.
•	JPMIM will vote in favor of increases in capital which enhance a company's long-term prospects. JPMIM will also vote in favor of the partial suspension of preemptive rights if they are for purely technical reasons (e.g., rights offers which may not be legally offered to shareholders in certain jurisdictions). However, JPMIM will vote against increases in capital which would allow the company to adopt "poison pill" takeover defense tactics, or where the increase in authorized capital would dilute shareholder value in the long term.
•	JPMIM will vote in favor of proposals which will enhance a company's long-term prospects. JPMIM will vote against an increase in bank borrowing powers which would result in the company reaching an unacceptable level of financial leverage, where such borrowing is expressly intended as part of a takeover defense, or where there is a material reduction in shareholder value.
•	JPMIM will generally vote against anti-takeover devices.
•	Where social or environmental issues are the subject of a proxy vote, JPMIM will consider the issue on a case-by-case basis, keeping in mind at all times the best economic interests of its clients.
The following summarizes some of the more noteworthy types of proxy voting policies of the U.S. Guidelines:
•	JPMIM considers votes on director nominees on a case-by-case basis. Votes generally will be withheld from directors who: (a) attend less than 75% of board and committee meetings without a valid excuse; (b) implement or renew a dead-hand poison pill; (c) are affiliated directors who serve on audit, compensation or nominating committees or are affiliated directors and the full board serves on such committees or the company does not have such committees; (d) ignore a shareholder proposal that is approved by a majority of either the shares outstanding or the votes cast based on a review over a consecutive two year time frame; (e) are insiders and affiliated outsiders on boards that are not at least majority independent; or (f) are CEOs of publically-traded companies who serve on more than three public boards or serve on more than four public company boards. In addition, votes are generally withheld for directors who serve on committees in certain cases. For example, the Adviser generally withholds votes from audit committee members in circumstances in which there is evidence that there exists material weaknesses in the company's internal controls.
•	JPMIM considers vote proposals with respect to compensation plans on a case-by-case basis. The analysis of compensation plans focuses primarily on the transfer of shareholder wealth (the dollar cost of pay plans to shareholders) and includes an analysis of the structure of the plan and pay practices of other companies in the relevant industry and peer companies. Other matters included in the analysis are the amount of the company's outstanding stock to be reserved for the award of stock
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options, whether the exercise price of an option is less than the stock's fair market value at the date of the grant of the options, and whether the plan provides for the exchange of outstanding options for new ones at lower exercise prices.
•	JPMIM votes proposals to classify boards on a case-by-case basis, but normally will vote in favor of such proposal if the issuer's governing documents contain each of eight enumerated safeguards (for example, a majority of the board is composed of independent directors and the nominating committee is composed solely of such directors).
•	JPMIM also considers management poison pill proposals on a case-by-case basis, looking for shareholder-friendly provisions before voting in favor.
•	JPMIM votes against proposals for a super-majority vote to approve a merger.
•	JPMIM considers proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis, taking into account such factors as the extent of dilution and whether the transaction will result in a change in control.
•	JPMIM also considers on a case-by-case basis proposals to change an issuer's state of incorporation, mergers and acquisitions and other corporate restructuring proposals and certain social issue proposals.
•	JPMIM generally votes for management proposals which seek shareholder approval to make the state of incorporation the exclusive forum for disputes if the company is a Delaware corporation; otherwise, JPMIM votes on a case by case basis.
•	JPMIM generally supports management disclosure practices for environmental issues except for those companies that have been involved in significant controversies, fines or litigation related to environmental issues.
JPMIM reviews Say on Pay proposals on a case by case basis with additional review of proposals where the issuer's previous year's proposal received a low level of support.

MASSACHUSETTS FINANCIAL SERVICES COMPANY

PROXY VOTING POLICIES AND PROCEDURES
February 1, 2016
Massachusetts Financial Services Company, MFS Institutional Advisors, Inc., MFS International (UK) Limited, MFS Heritage Trust Company, MFS Investment Management (Canada) Limited, MFS Investment Management Company (Lux) S.à r.l., MFS International Singapore Pte. Ltd., MFS Investment Management K.K., and MFS' other subsidiaries that perform discretionary investment management activities (collectively, "MFS") have adopted proxy voting policies and procedures, as set forth below ("MFS Proxy Voting Policies and Procedures"), with respect to securities owned by the clients for which MFS serves as investment adviser and has the power to vote proxies, including the pooled investment vehicles sponsored by MFS (the "MFS Funds"). References to "clients" in these policies and procedures include the MFS Funds and other clients of MFS, such as funds organized offshore, sub-advised funds and separate account clients, to the extent these clients have delegated to MFS the responsibility to vote proxies on their behalf under the MFS Proxy Voting Policies and Procedures.
The MFS Proxy Voting Policies and Procedures include:
A.	Voting Guidelines;
B.	Administrative Procedures;
C	Records Retention; and
D.	Reports.
A.	VOTING GUIDELINES
1.	General Policy; Potential Conflicts of Interest
MFS' policy is that proxy voting decisions are made in what MFS believes to be the best long-term economic interests of MFS' clients, and not in the interests of any other party or in MFS' corporate interests, including interests such as the distribution of MFS Fund shares and institutional client relationships.
MFS reviews corporate governance issues and proxy voting matters that are presented for shareholder vote by either management or shareholders of public companies. Based on the overall principle that all votes cast by MFS on behalf of its clients must be in what MFS believes to be the best long-term economic interests of such clients, MFS has adopted proxy voting guidelines, set forth below, that govern how MFS generally will vote on specific matters presented for shareholder vote.
As a general matter, MFS votes consistently on similar proxy proposals across all shareholder meetings. However, some proxy proposals, such as certain excessive executive compensation, environmental, social and governance matters, are analyzed on a case-by-case basis in light of all the relevant facts and circumstances of the proposal. Therefore, MFS may vote
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similar proposals differently at different shareholder meetings based on the specific facts and circumstances of the issuer or the terms of the proposal. In addition, MFS also reserves the right to override the guidelines with respect to a particular proxy proposal when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients.
MFS also generally votes consistently on the same matter when securities of an issuer are held by multiple client accounts, unless MFS has received explicit voting instructions to vote differently from a client for its own account. From time to time, MFS may also receive comments on the MFS Proxy Voting Policies and Procedures from its clients. These comments are carefully considered by MFS when it reviews these guidelines and revises them as appropriate.
These policies and procedures are intended to address any potential material conflicts of interest on the part of MFS or its subsidiaries that are likely to arise in connection with the voting of proxies on behalf of MFS' clients. If such potential material conflicts of interest do arise, MFS will analyze, document and report on such potential material conflicts of interest (see Sections B.2 and D below), and shall ultimately vote the relevant proxies in what MFS believes to be the best long-term economic interests of its clients. The MFS Proxy Voting Committee is responsible for monitoring and reporting with respect to such potential material conflicts of interest.
MFS is also a signatory to the United Nations Principles for Responsible Investment. In developing these guidelines, MFS considered environmental, social and corporate governance issues in light of MFS' fiduciary obligation to vote proxies in the best long-term economic interest of its clients.
B.	ADMINISTRATIVE PROCEDURES
1.	MFS Proxy Voting Committee
The administration of these MFS Proxy Voting Policies and Procedures is overseen by the MFS Proxy Voting Committee, which includes senior personnel from the MFS Legal and Global Investment Support Departments. The Proxy Voting Committee does not include individuals whose primary duties relate to client relationship management, marketing, or sales. The MFS Proxy Voting Committee:
a.	Reviews these MFS Proxy Voting Policies and Procedures at least annually and recommends any amendments considered to be necessary or advisable;
b.	Determines whether any potential material conflict of interest exists with respect to instances in which MFS (i) seeks to override these MFS Proxy Voting Policies and Procedures; (ii) votes on ballot items not governed by these MFS Proxy Voting Policies and Procedures; (iii) evaluates an excessive executive compensation issue in relation to the election of directors; or (iv) requests a vote recommendation from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions); and
c.	Considers special proxy issues as they may arise from time to time.
2.	Potential Conflicts of Interest
The MFS Proxy Voting Committee is responsible for monitoring potential material conflicts of interest on the part of MFS or its subsidiaries that could arise in connection with the voting of proxies on behalf of MFS' clients. Due to the client focus of our investment management business, we believe that the potential for actual material conflict of interest issues is small. Nonetheless, we have developed precautions to assure that all proxy votes are cast in the best long-term economic interest of shareholders(1). Other MFS internal policies require all MFS employees to avoid actual and potential conflicts of interests between personal activities and MFS' client activities. If an employee (including investment professionals) identifies an actual or potential conflict of interest with respect to any voting decision (including the ownership of securities in their individual portfolio), then that employee must recuse himself/herself from participating in the voting process. Any significant attempt by an employee of MFS or its subsidiaries to unduly influence MFS' voting on a particular proxy matter should also be reported to the MFS Proxy Voting Committee.
(1)	For clarification purposes, note that MFS votes in what we believe to be the best, long-term economic interest of our clients entitled to vote at the shareholder meeting, regardless of whether other MFS clients hold "short" positions in the same issuer.
In cases where proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures, no material conflict of interest will be deemed to exist. In cases where (i) MFS is considering overriding these MFS Proxy Voting Policies and Procedures, (ii) matters presented for vote are not governed by these MFS Proxy Voting Policies and Procedures, (iii) MFS evaluates a potentially excessive executive compensation issue in relation to the election of directors or advisory pay or severance package vote, or (iv) a vote recommendation is requested from an MFS portfolio manager or investment analyst (e.g. mergers and acquisitions) (collectively, "Non-Standard Votes"); the MFS Proxy Voting Committee will follow these procedures:
a.	Compare the name of the issuer of such proxy against a list of significant current (i) distributors of MFS Fund shares, and (ii) MFS institutional clients (the "MFS Significant Distributor and Client List");
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b.	If the name of the issuer does not appear on the MFS Significant Distributor and Client List, then no material conflict of interest will be deemed to exist, and the proxy will be voted as otherwise determined by the MFS Proxy Voting Committee;
c.	If the name of the issuer appears on the MFS Significant Distributor and Client List, then the MFS Proxy Voting Committee will be apprised of that fact and each member of the MFS Proxy Voting Committee will carefully evaluate the proposed vote in order to ensure that the proxy ultimately is voted in what MFS believes to be the best long-term economic interests of MFS' clients, and not in MFS' corporate interests; and
d.	For all potential material conflicts of interest identified under clause (c) above, the MFS Proxy Voting Committee will document: the name of the issuer, the issuer's relationship to MFS, the analysis of the matters submitted for proxy vote, the votes as to be cast and the reasons why the MFS Proxy Voting Committee determined that the votes were cast in the best long-term economic interests of MFS' clients, and not in MFS' corporate interests. A copy of the foregoing documentation will be provided to MFS' Conflicts Officer.
The members of the MFS Proxy Voting Committee are responsible for creating and maintaining the MFS Significant Distributor and Client List, in consultation with MFS' distribution and institutional business units. The MFS Significant Distributor and Client List will be reviewed and updated periodically, as appropriate.
For instances where MFS is evaluating a director nominee who also serves as a director of the MFS Funds, then the MFS Proxy Voting Committee will adhere to the procedures described in section (d) above regardless of whether the portfolio company appears on our Significant Distributor and Client List.
If an MFS client has the right to vote on a matter submitted to shareholders by Sun Life Financial, Inc. or any of its affiliates (collectively "Sun Life"), MFS will cast a vote on behalf of such MFS client pursuant to the recommendations of Institutional Shareholder Services, Inc.'s ("ISS") benchmark policy, or as required by law.
Except as described in the MFS Fund's prospectus, from time to time, certain MFS Funds (the "top tier fund") may own shares of other MFS Funds (the "underlying fund"). If an underlying fund submits a matter to a shareholder vote, the top tier fund will generally vote its shares in the same proportion as the other shareholders of the underlying fund. If there are no other shareholders in the underlying fund, the top tier fund will vote in what MFS believes to be in the top tier fund's best long-term economic interest. If an MFS client has the right to vote on a matter submitted to shareholders by a pooled investment vehicle advised by MFS, MFS will cast a vote on behalf of such MFS client in the same proportion as the other shareholders of the pooled investment vehicle.
3.	Gathering Proxies
Most proxies received by MFS and its clients originate at Broadridge Financial Solutions, Inc. ("Broadridge"). Broadridge and other service providers, on behalf of custodians, send proxy related material to the record holders of the shares beneficially owned by MFS' clients, usually to the client's proxy voting administrator or, less commonly, to the client itself. This material will include proxy ballots reflecting the shareholdings of Funds and of clients on the record dates for such shareholder meetings, as well as proxy materials with the issuer's explanation of the items to be voted upon.
MFS, on behalf of itself and certain of its clients (including the MFS Funds) has entered into an agreement with an independent proxy administration firm pursuant to which the proxy administration firm performs various proxy vote related administrative services such as vote processing and recordkeeping functions. Except as noted below, the proxy administration firm for MFS and its clients, including the MFS Funds, is ISS. The proxy administration firm for MFS Development Funds, LLC is Glass, Lewis & Co., Inc. ("Glass Lewis"; Glass Lewis and ISS are each hereinafter referred to as the "Proxy Administrator").
The Proxy Administrator receives proxy statements and proxy ballots directly or indirectly from various custodians, logs these materials into its database and matches upcoming meetings with MFS Fund and client portfolio holdings, which are input into the Proxy Administrator's system by an MFS holdings data-feed. Through the use of the Proxy Administrator system, ballots and proxy material summaries for all upcoming shareholders' meetings are available on-line to certain MFS employees and members of the MFS Proxy Voting Committee.
It is the responsibility of the Proxy Administrator and MFS to monitor the receipt of ballots. When proxy ballots and materials for clients are received by the Proxy Administrator, they are input into the Proxy Administrator's on-line system. The Proxy Administrator then reconciles a list of all MFS accounts that hold shares of a company's stock and the number of shares held on the record date by these accounts with the Proxy Administrator's list of any upcoming shareholder's meeting of that company. If a proxy ballot has not been received, the Proxy Administrator contacts the custodian requesting the reason as to why a ballot has not been received.
4.	Analyzing Proxies
Proxies are voted in accordance with these MFS Proxy Voting Policies and Procedures. The Proxy Administrator, at the prior direction of MFS, automatically votes all proxy matters that do not require the particular exercise of discretion or
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judgment with respect to these MFS Proxy Voting Policies and Procedures as determined by MFS. With respect to proxy matters that require the particular exercise of discretion or judgment, the MFS Proxy Voting Committee considers and votes on those proxy matters. MFS also receives research and recommendations from the Proxy Administrator which it may take into account in deciding how to vote. MFS uses the research of ISS to identify (i) circumstances in which a board may have approved excessive executive compensation, (ii) environmental and social proposals that warrant further consideration or (iii) circumstances in which a non-U.S. company is not in compliance with local governance or compensation best practices. In those situations where the only MFS fund that is eligible to vote at a shareholder meeting has Glass Lewis as its Proxy Administrator, then we will utilize research from Glass Lewis to identify such issues. MFS analyzes such issues independently and does not necessarily vote with the ISS or Glass Lewis recommendations on these issues. MFS may also use other research tools in order to identify the circumstances described above. Representatives of the MFS Proxy Voting Committee review, as appropriate, votes cast to ensure conformity with these MFS Proxy Voting Policies and Procedures.
As a general matter, portfolio managers and investment analysts have little involvement in most votes taken by MFS. This is designed to promote consistency in the application of MFS' voting guidelines, to promote consistency in voting on the same or similar issues (for the same or for multiple issuers) across all client accounts, and to minimize the potential that proxy solicitors, issuers, or third parties might attempt to exert inappropriate influence on the vote. In certain types of votes (e.g. mergers and acquisitions, proxy contests, capitalization matters, potentially excessive executive compensation issues, or certain shareholder proposals), a representative of MFS Proxy Voting Committee may consult with or seek recommendations from MFS investment analysts and/or portfolio managers.(2) However, the MFS Proxy Voting Committee will ultimately determine the manner in which all proxies are voted.
(2)	From time to time, due to travel schedules and other commitments, an appropriate portfolio manager or research analyst may not be available to provide a vote recommendation. If such a recommendation cannot be obtained within a reasonable time prior to the cut-off date of the shareholder meeting, the MFS Proxy Voting Committee may determine to abstain from voting.
As noted above, MFS reserves the right to override the guidelines when such an override is, in MFS' best judgment, consistent with the overall principle of voting proxies in the best long-term economic interests of MFS' clients. Any such override of the guidelines shall be analyzed, documented and reported in accordance with the procedures set forth in these policies.
5.	Voting Proxies
In accordance with its contract with MFS, the Proxy Administrator also generates a variety of reports for the MFS Proxy Voting Committee, and makes available on-line various other types of information so that the MFS Proxy Voting Committee or proxy team may review and monitor the votes cast by the Proxy Administrator on behalf of MFS' clients.
For those markets that utilize a "record date" to determine which shareholders are eligible to vote, MFS generally will vote all eligible shares pursuant to these guidelines regardless of whether all (or a portion of) the shares held by our clients have been sold prior to the meeting date.
6.	Securities Lending
From time to time, the MFS Funds or other pooled investment vehicles sponsored by MFS may participate in a securities lending program. In the event MFS or its agent receives timely notice of a shareholder meeting for a U.S. security, MFS and its agent will attempt to recall any securities on loan before the meeting's record date so that MFS will be entitled to vote these shares. However, there may be instances in which MFS is unable to timely recall securities on loan for a U.S. security, in which cases MFS will not be able to vote these shares. MFS will report to the appropriate board of the MFS Funds those instances in which MFS is not able to timely recall the loaned securities. MFS generally does not recall non-U.S. securities on loan because there may be insufficient advance notice of proxy materials, record dates, or vote cut-off dates to allow MFS to timely recall the shares in certain markets on an automated basis. As a result, non-U.S. securities that are on loan will not generally be voted. If MFS receives timely notice of what MFS determines to be an unusual, significant vote for a non-U.S. security whereas MFS shares are on loan, and determines that voting is in the best long-term economic interest of shareholders, then MFS will attempt to timely recall the loaned shares.
7.	Engagement
The MFS Proxy Voting Policies and Procedures are available on www.mfs.com and may be accessed by both MFS' clients and the companies in which MFS' clients invest. From time to time, MFS may determine that it is appropriate and beneficial for representatives from the MFS Proxy Voting Committee to engage in a dialogue or written communication with a company or other shareholders regarding certain matters on the company's proxy statement that are of concern to shareholders, including environmental, social and governance matters. A company or shareholder may also seek to engage with representatives of the MFS Proxy Voting Committee in advance of the company's formal proxy solicitation to review issues more generally or gauge support for certain contemplated proposals.
C.	RECORDS RETENTION
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MFS will retain copies of these MFS Proxy Voting Policies and Procedures in effect from time to time and will retain all proxy voting reports submitted to the Board of Trustees of the MFS Funds for the period required by applicable law. Proxy solicitation materials, including electronic versions of the proxy ballots completed by representatives of the MFS Proxy Voting Committee, together with their respective notes and comments, are maintained in an electronic format by the Proxy Administrator and are accessible on-line by the MFS Proxy Voting Committee. All proxy voting materials and supporting documentation, including records generated by the Proxy Administrator's system as to proxies processed, including the dates when proxy ballots were received and submitted, and the votes on each company's proxy issues, are retained as required by applicable law.
D.	REPORTS
U.S. Registered MFS Funds
MFS publicly discloses the proxy voting records of the U.S. registered MFS Funds on a quarterly basis. MFS will also report the results of its voting to the Board of Trustees of the U.S. registered MFS Funds. These reports will include: (i) a summary of how votes were cast (including advisory votes on pay and "golden parachutes") ; (ii) a summary of votes against management's recommendation; (iii) a review of situations where MFS did not vote in accordance with the guidelines and the rationale therefore; (iv) a review of the procedures used by MFS to identify material conflicts of interest and any matters identified as a material conflict of interest; (v) a review of these policies and the guidelines; (vi) a review of our proxy engagement activity; (vii) a report and impact assessment of instances in which the recall of loaned securities of a U.S. issuer was unsuccessful; and (viii) as necessary or appropriate, any proposed modifications thereto to reflect new developments in corporate governance and other issues. Based on these reviews, the Trustees of the U.S. registered MFS Funds will consider possible modifications to these policies to the extent necessary or advisable.
Other MFS Clients
MFS may publicly disclose the proxy voting records of certain other clients (including certain MFS Funds) or the votes it casts with respect to certain matters as required by law. A report can also be printed by MFS for each client who has requested that MFS furnish a record of votes cast. The report specifies the proxy issues which have been voted for the client during the year and the position taken with respect to each issue and, upon request, may identify situations where MFS did not vote in accordance with the MFS Proxy Voting Policies and Procedures.
Except as described above, MFS generally will not divulge actual voting practices to any party other than the client or its representatives because we consider that information to be confidential and proprietary to the client. However, as noted above, MFS may determine that it is appropriate and beneficial to engage in a dialogue with a company regarding certain matters. During such dialogue with the company, MFS may disclose the vote it intends to cast in order to potentially effect positive change at a company in regards to environmental, social or governance issues.

METROPOLITAN WEST ASSET MANAGEMENT, LLC

PROXY VOTING POLICY AND PROCEDURES
Summary of Subadviser's Proxy Voting Policy: The Subadviser believes that the right to vote proxies is a significant asset of its clients' holdings. In order to carry out its fiduciary responsibilities in the voting of proxies for its clients, the Subadviser has established a proxy voting committee (the "Proxy Committee") and adopted these proxy voting guidelines and procedures (the "Guidelines").
Where TCW has retained the services of a Sub-adviser to provide day-to-day portfolio management for the portfolio, the Adviser may delegate proxy voting authority to the Sub-Adviser; provided that the Sub-Adviser either (1) follows the Adviser's Proxy Voting Policy and Procedures; or (2) has demonstrated that its proxy voting policies and procedures ("Sub-Adviser's Proxy Voting Policies and Procedures") are consistent with the Adviser's Proxy Voting Policies and Procedures or otherwise implemented in the best interests of the Adviser's clients and appear to comply with governing regulations. TCW also shall be provided the opportunity to review a Sub-Adviser's Proxy Voting Policy and Procedures as deemed necessary or appropriate by TCW. The Adviser will be responsible for overseeing the Sub-Adviser's exercise of its proxy voting responsibilities on behalf of TCW.
The Proxy Committee generally meets quarterly (or at such other frequency as determined by the Proxy Committee), and its duties include establishing proxy voting guidelines and procedures, overseeing the internal proxy voting process, and reviewing proxy voting issues. The members of the Proxy Committee include the Subadviser personnel from the investment, compliance, legal and marketing departments. The Subadviser also uses outside proxy voting services (each an "Outside Service") to help manage the proxy voting process. An Outside Service facilitates the Subadviser's voting according to the Guidelines (or, if applicable, according to guidelines submitted by the Subadviser's clients) and helps maintain the Subadviser's proxy voting records. All proxy voting and record keeping by the Subadviser is, of course, dependent on the timely provision of proxy ballots
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by custodians, clients and other third parties. Under specified circumstances described below involving potential conflicts of interest, an Outside Service may also be requested to help decide certain proxy votes. In those instances, the Proxy Committee shall periodically review and evaluate the voting recommendations of such Outside Service to ensure that recommendations are consistent with the Subadviser's clients' best interests. In certain limited circumstances, particularly in the area of structured financing, the Subadviser may enter into voting agreements or other contractual obligations that govern the voting of shares. In the event of a conflict between any such contractual requirements and the Guidelines, the Subadviser will vote in accordance with its contractual obligations. In the event that the Subadviser inadvertently receives any proxy materials on behalf of a client that has retained proxy voting responsibility, and where it is reasonably feasible for the Subadviser to determine the identity of the client, the Subadviser will promptly forward such materials to the client.
As a matter of firm policy, the Subadviser does not disclose to unaffiliated third parties how it expects to vote on upcoming proxies and does not disclose the way it voted proxies without a legitimate need to know such information.
Philosophy
When voting proxies, the Subadviser's utmost concern is that all decisions be made solely in the interests of the client and with the goal of maximizing the value of the client's investments. Generally, proposals will be voted in accordance with the Guidelines and any applicable guidelines provided by the Subadviser's clients. The Subadviser's underlying philosophy, however, is that its portfolio managers, who are primarily responsible for evaluating the individual holdings of the Subadviser's clients, are best able to determine how to further client interests and goals. The portfolio managers may, in their discretion, take into account the recommendations of the Subadviser management, the Proxy Committee, and an Outside Service.
Proxy Voting Overrides
Individual portfolio managers, in the exercise of their best judgment and discretion, may from time to time override the Guidelines and vote proxies in a manner that they believe will enhance the economic value of clients' assets, keeping in mind the best interests of the beneficial owners. A portfolio manager choosing to abstain on a vote or override the Guidelines must deliver a written rationale for each such decision to the Subadviser's Proxy Specialist (the "Proxy Specialist"), who will maintain such documentation in the Subadviser's proxy voting records and deliver a quarterly report to the Proxy Committee of all votes cast other than in accordance with the Guidelines. If the Proxy Specialist believes there is a question regarding a portfolio manager's written rationale, he/she will obtain the approval of the Subadviser's Director of Research (the "Director of Research") for the written rationale before submitting it. The Director of Research will review the portfolio manager's written rationale and make a determination. If the Director of Research believes it appropriate, he/she may elect to convene the Proxy Committee for its independent consideration as to how the vote should be cast.
Conflicts of Interest
In the event a potential conflict of interest arises in the context of voting proxies for TCW's clients, the primary means by which TCW will avoid a conflict is by casting such votes solely according to the Guidelines and any applicable guidelines provided by TCW's clients, as outlined below. If a potential conflict of interest arises and there is no predetermined vote, or the Guidelines (or any applicable TCW client guidelines) themselves refer such vote to the portfolio manager for decision, or the portfolio manager would like to override a predetermined vote, then TCW will undertake the following analysis:
Where the issuer soliciting proxy votes is itself a client of TCW's (or because an affiliate of such issuer, such as a pension or profit sharing plan sponsored by such issuer, is a client of TCW's), then the Proxy Specialist will determine whether such relationship may be deemed not to be material to TCW based on the level of assets under management and other relevant facts and circumstances. Where the relationship is deemed material, TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.
Where an employee of TCW sits on the Board of a public company, the Proxy Specialist will determine whether such Board member is the portfolio manager for the account holding the security, or whether the Board member has spoken with the portfolio managers for the account holding the security. If either the particular Board member is the portfolio manager or there has been communication concerning such proxy vote between the portfolio manager and the particular Board member, then the Proxy Specialist will provide the Proxy Committee with the facts and vote rationale so that it can determine and vote the securities.
When the issuer is a key vendor or broker of TCW, the Proxy Specialist will determine if the portfolio manager for the account(s) holding the security has spoken with the key vendor or broker about the upcoming proxy vote. If there has been communication concerning the proxy vote between the portfolio manager and the key vendor or broker, the relationship will be deemed material. The Proxy Specialist will provide the Proxy Committee with the relevant facts and the Proxy Committee will vote the proxy.
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Where the issuer is an affiliate of TCW, TCW will refrain completely from exercising its discretion with respect to voting the proxy with respect to such a vote and will, instead, refer that vote to an Outside Service for its independent consideration as to how the vote should be cast.
Where any other portfolio manager conflict is identified with respect to a given proxy vote, the Proxy Committee will remove such vote from the conflicted portfolio manager and will itself consider and cast the vote.
Proxy Voting Information and Recordkeeping
Upon request to the Proxy Specialist, TCW provides proxy voting records to its clients. These records state how votes were cast on behalf of client accounts, whether a particular matter was proposed by the company or a shareholder, and whether or not TCW voted in line with management recommendations.
TCW or an Outside Service will keep records of the following items: (i) these Proxy Voting Guidelines and any other proxy voting procedures; (ii) proxy statements received regarding client securities (unless such statements are available on the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system); (iii) records of votes cast on behalf of clients (if maintained by an Outside Service, that Outside Service will provide copies of those records promptly upon request); (iv) records of written requests for proxy voting information and TCW's response (whether a client's request was oral or in writing); and (v) any documents prepared by TCW that were material to making a decision how to vote, or that memorialized the basis for the decision, including proxy overrides delivered to the Proxy Specialist and decisions of the Proxy Committee. Additionally, TCW or an Outside Service will maintain any documentation related to an identified material conflict of interest.
TCW or an Outside Service will maintain these records in an easily accessible place for at least five years from the end of the fiscal year during which the last entry was made on such record. For the first most recent two years, TCW or an Outside Service will store such records at its principal office.
International Proxy Voting
While TCW utilizes these Proxy Voting Guidelines for both international and domestic portfolios and clients, there are some significant differences between voting U.S. company proxies and voting non-U.S. company proxies. For U.S. companies, it is relatively easy to vote proxies, as the proxies are automatically received and may be voted by mail or electronically. In most cases, the officers of a U.S. company soliciting a proxy act as proxies for the company's shareholders.
For proxies of non-U.S. companies, however, it is typically both difficult and costly to vote proxies. The major difficulties and costs may include: (i) appointing a proxy; (ii) knowing when a meeting is taking place; (iii) obtaining relevant information about proxies, voting procedures for foreign shareholders, and restrictions on trading securities that are subject to proxy votes; (iv) arranging for a proxy to vote; and (v) evaluating the cost of voting.
Furthermore, the operational hurdles to voting proxies vary by country. As a result, TCW considers whether or not to vote an international proxy based on the particular facts and circumstances. However, when TCW believes that an issue to be voted is likely to affect the economic value of the portfolio securities, that its vote may influence the ultimate outcome of the contest, and that the benefits of voting the proxy exceed the expected costs, TCW will make every reasonable effort to vote such proxies.
Guidelines
The proxy voting decisions set forth below refer to proposals by company management except for the categories of "Shareholder Proposals" and "Social Issue Proposals." The voting decisions in these latter two categories refer to proposals by outside shareholders.
Governance
▪	For director and management nominees in uncontested elections
▪	For management nominees in contested elections
▪	For ratifying auditors, except against if the previous auditor was dismissed because of a disagreement with the company or if the non-audit services exceed 51% of fees
▪	Generally For routine management proposals
▪	For amendments to the company's certificate of incorporation or bylaws, except against if an amendment would have the effect of reducing shareholders' rights
Capital Structure
▪	Generally For reasonable changes in authorized common stock
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▪	For the issuance of common stock or preferred stock, except against if the shares have voting rights superior to those of other common or preferred shareholders, as applicable
▪	For approving the issuance or exercise of stock warrants
▪	For authorizing preferred stock and making reasonable changes to authorized preferred stock, except against if the board has unlimited rights to set the terms and conditions of the shares
▪	For amending or canceling a class or series of preferred stock
▪	Against authorizing and for eliminating or amending dual or multiple classes of common stock
▪	For a stock repurchase program
▪	For a stock split
▪	For a reverse stock split, except against if the company does not intend to proportionally reduce the number of authorized shares
Mergers and Restructuring
▪
Generally For mergers and restructurings, including recapitalization, bankruptcy restructurings, liquidations, reincorporating in a different state, leveraged buyout of the company, spinning off certain company operations or divisions, the sale of assets

▪	Against adopting or preserving cumulative voting
Board of Directors
▪	For limiting the liability of directors
▪	For setting the board size
▪	For allowing the directors to fill vacancies on the board without shareholder approval
▪	Against giving the board the authority to set the size of the board as needed without shareholder approval
▪	For a proposal regarding the removal of directors, except against if the proposal limits the removal of directors to cases where there is legal cause
Anti-Takeover Provisions
▪	Generally Against the concept of a classified board
▪	Generally Against the concept of a shareholder rights plan (poison pill)
▪	Against eliminating or limiting shareholders' right to call a special meeting
▪	For restoring shareholders' right to call a special meeting
▪	Against eliminating or limiting shareholders' right to act by written consent
▪	For restoring shareholders' right to act by written consent
▪	Against establishing or maintaining a supermajority vote provision to (i) approve a merger or other business combination, (ii) change certain bylaw or charter provisions
▪	Against expanding or clarifying the authority of the board of directors to consider factors other than the interests of shareholders in assessing a takeover bid
▪	Against fair price provisions
▪	For limiting the payment of greenmail
▪	Against adopting advance notice requirements
▪	Against opting into a state takeover statutory provision
Compensation
▪	Generally In favor of reasonable compensation and bonus plans proposed by management, including one-time stock options and deferred compensation plans
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▪	For adopting, amending or adding shares to a stock incentive, purchase or award plan for employees and non-employee directors, provided that outstanding common stock is not overly diluted
▪	For limiting per-employee option awards
▪	For extending the term of a stock incentive plan for employees
▪	Refer on assuming stock incentive plans
▪	With management on "say on pay" proposals
Shareholder Proposals
▪	For requiring shareholder ratification of auditors
▪	Against requiring the auditors to attend the annual meeting
▪	Against limiting consulting by auditors
▪	Against requiring the rotation of auditors
▪	Against restoring preemptive rights
▪	For asking the company to study sales, spin-offs, or other strategic alternatives
▪	For asking the board to adopt confidential voting and independent tabulation of the proxy ballots
▪	Against asking the company to refrain from counting abstentions and broker non-votes in vote tabulations
▪	Against eliminating the company's discretion to vote unmarked proxy ballots.
▪	For providing equal access to the proxy materials for shareholders
▪	Generally Against making changes to board or chairman election, composition or eligibility requirements
▪	Against changing the annual meeting location or date
▪	For increasing disclosure regarding the board's role in the development and monitoring of the company's long-term strategic plan
▪	Against urging the creation of a shareholder committee
▪	For adopting cumulative voting
▪	Against making directors liable for acts or omissions that constitute a breach of fiduciary care resulting from a director's gross negligence and/or reckless or willful neglect
▪	For repealing a classified board
▪	Against asking the board to redeem or to allow shareholders to vote on a poison pill shareholder rights plan
▪	Generally Against supermajority provisions
▪	Against repealing fair price provisions
▪	For restoring shareholders' right to call a special meeting or act by written consent
▪	For limiting the board's discretion to issue targeted share placements or requiring shareholder approval before such block placements can be made
▪	For seeking to force the company to opt out of a state takeover statutory provision
▪	Against reincorporating the company in another state
▪	For limiting greenmail payments
▪	Generally Against restricting executive or director compensation, but for reasonable enhanced disclosure of executive compensation
▪	For banning or calling for a shareholder vote on future golden parachutes
▪	Against seeking to award performance-based stock options
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▪	Against establishing a policy of expensing the costs of all future stock options issued by the company in the company's annual income statement
▪	Against requesting that future executive compensation be determined without regard to any pension fund income
▪	Against approving extra benefits under Supplemental Executive Retirement Plans (SERPs)
▪	Against requiring option shares to be held
▪	Generally For the creation of a compensation and a nominating committee
▪	For increasing the independence of key committees
Social Issue Proposals
▪	Generally For proposals that ask a company to review operations or impacts or disclosure activities or impacts, except against if the proposal calls for action beyond reporting
▪	Generally Against proposals that ask the company to implement changes in procedure, including the development of social, economic, environmental or ethical criteria to govern contracts and production
Additional Information
A description of TCW's policies and procedures relating to proxy voting and class actions can also be found in the firm's Part 2A of Form ADV. A copy of TCW's Form ADV is available to clients upon request to the Proxy Specialist.

MORGAN STANLEY INVESTMENT MANAGEMENT

PROXY VOTING POLICY AND PROCEDURES
September 2015
I.	POLICY STATEMENT
Morgan Stanley Investment Management's ("MSIM") policy and procedures for voting proxies ("Policy") with respect to securities held in the accounts of clients applies to those MSIM entities that provide discretionary investment management services and for which an MSIM entity has authority to vote proxies.  This Policy is reviewed and updated as necessary to address new and evolving proxy voting issues and standards.
The MSIM entities covered by this Policy currently include the following: Morgan Stanley AIP GP LP, Morgan Stanley Investment Management Inc., Morgan Stanley Investment Management Limited, Morgan Stanley Investment Management Company, Morgan Stanley Investment Management (Japan) Co. Limited and Morgan Stanley Investment Management Private Limited (each an "MSIM Affiliate" and collectively referred to as the "MSIM Affiliates" or as "we" below).
Each MSIM Affiliate will use its best efforts to vote proxies as part of its authority to manage, acquire and dispose of account assets. With respect to the MSIM registered management investment companies (the "MSIM Funds"), each MSIM Affiliate will vote proxies under this Policy pursuant to authority granted under its applicable investment advisory agreement or, in the absence of such authority, as authorized by the Board of Directors/Trustees of the MSIM Funds. An MSIM Affiliate will not vote proxies unless the investment management or investment advisory agreement explicitly authorizes the MSIM Affiliate to vote proxies.
MSIM Affiliates will vote proxies in a prudent and diligent manner and in the best interests of clients, including beneficiaries of and participants in a client's benefit plan(s) for which the MSIM Affiliates manage assets, consistent with the objective of maximizing long-term investment returns ("Client Proxy Standard").  In addition to voting proxies at portfolio companies, MSIM routinely engages with the management or board of companies in which we invest on a range of governance issues. Governance is a window into or proxy for management and board quality. MSIM engages with companies where we have larger positions, voting issues are material or where we believe we can make a positive impact on the governance structure. MSIM's engagement process, through private communication with companies, allows us to understand the governance structures at investee companies and better inform our voting decisions.  In certain situations, a client or its fiduciary may provide an MSIM Affiliate with a proxy voting policy.  In these situations, the MSIM Affiliate will comply with the client's policy.
Retention and Oversight of Proxy Advisory Firms - ISS and Glass Lewis (together with other proxy research providers as we may retain from time to time, the "Research Providers") are independent advisers that specialize in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors.  The services provided include in-depth research, global issuer analysis, and voting recommendations.
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MSIM has retained Research Providers to analyze proxy issues and to make vote recommendations on those issues. While we may review and utilize the recommendations of one or more Research Providers in making proxy voting decisions, we are in no way obligated to follow such recommendations. MSIM votes all proxies based on its own proxy voting policies in the best interests of each client. In addition to research, ISS provides vote execution, reporting, and recordkeeping services to MSIM.
As part of MSIM's ongoing oversight of the Research Providers, MSIM performs periodic due diligence on the Research Providers. Topics of the reviews include, but are not limited to, conflicts of interest, methodologies for developing their policies and vote recommendations, and resources.
Voting Proxies for Certain Non-U.S. Companies - Voting proxies of companies located in some jurisdictions may involve several problems that can restrict or prevent the ability to vote such proxies or entail significant costs.  These problems include, but are not limited to:  (i) proxy statements and ballots being written in a language other than English; (ii) untimely and/or inadequate notice of shareholder meetings; (iii) restrictions on the ability of holders outside the issuer's jurisdiction of organization to exercise votes; (iv) requirements to vote proxies in person; (v) the imposition of restrictions on the sale of the securities for a period of time in proximity to the shareholder meeting; and (vi) requirements to provide local agents with power of attorney to facilitate our voting instructions.  As a result, we vote clients' non-U.S. proxies on a best efforts basis only, after weighing the costs and benefits of voting such proxies, consistent with the Client Proxy Standard.  ISS has been retained to provide assistance in connection with voting non-U.S. proxies.
II.	GENERAL PROXY VOTING GUIDELINES
To promote consistency in voting proxies on behalf of our clients, we follow this Policy (subject to any exception set forth herein).  The Policy addresses a broad range of issues, and provides general voting parameters on proposals that arise most frequently.  However, details of specific proposals vary, and those details affect particular voting decisions, as do factors specific to a given company. Pursuant to the procedures set forth herein, we may vote in a manner that is not in accordance with the following general guidelines, provided the vote is approved by the Proxy Review Committee (see Section III for description) and is consistent with the Client Proxy Standard.  Morgan Stanley AIP GP LP will follow the procedures as described in Appendix A.
We endeavor to integrate governance and proxy voting policy with investment goals, using the vote to encourage portfolio companies to enhance long-term shareholder value and to provide a high standard of transparency such that equity markets can value corporate assets appropriately.
We seek to follow the Client Proxy Standard for each client. At times, this may result in split votes, for example when different clients have varying economic interests in the outcome of a particular voting matter (such as a case in which varied ownership interests in two companies involved in a merger result in different stakes in the outcome).  We also may split votes at times based on differing views of portfolio managers.
We may abstain on matters for which disclosure is inadequate.
A.	Routine Matters.
We generally support routine management proposals.  The following are examples of routine management proposals:
•	Approval of financial statements and auditor reports if delivered with an unqualified auditor's opinion.
•	General updating/corrective amendments to the charter, articles of association or bylaws, unless we believe that such amendments would diminish shareholder rights.
•
Most proposals related to the conduct of the annual meeting, with the following exceptions.  We generally oppose proposals that relate to "the transaction of such other business which may come before the meeting," and open-ended requests for adjournment.  However, where management specifically states the reason for requesting an adjournment and the requested adjournment would facilitate passage of a proposal that would otherwise be supported under this Policy (i.e., an uncontested corporate transaction), the adjournment request will be supported.  We do not support proposals that allow companies to call a special meeting with a short (generally two weeks or less) time frame for review.

We generally support shareholder proposals advocating confidential voting procedures and independent tabulation of voting results.
B.	Board of Directors.
1.
Election of directors: Votes on board nominees can involve balancing a variety of considerations. In vote decisions, we may take into consideration whether the company has a majority voting policy in place that we believe makes the director vote more meaningful. In the absence of a proxy contest, we generally support the board's nominees for director except as follows:

a.
We consider withholding support from or voting against a nominee if we believe a direct conflict exists between the interests of the nominee and the public shareholders, including failure to meet fiduciary standards

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of care and/or loyalty.  We may oppose directors where we conclude that actions of directors are unlawful, unethical or negligent.  We consider opposing individual board members or an entire slate if we believe the board is entrenched and/or dealing inadequately with performance problems; if we believe the board is acting with insufficient independence between the board and management; or if we believe the board has not been sufficiently forthcoming with information on key governance or other material matters.
b.
We consider withholding support from or voting against interested directors if the company's board does not meet market standards for director independence, or if otherwise we believe board independence is insufficient.  We refer to prevalent market standards as promulgated by a stock exchange or other authority within a given market (e.g., New York Stock Exchange or Nasdaq rules for most U.S. companies, and The Combined Code on Corporate Governance in the United Kingdom). Thus, for an NYSE company with no controlling shareholder, we would expect that at a minimum a majority of directors should be independent as defined by NYSE.  Where we view market standards as inadequate, we may withhold votes based on stronger independence standards. Market standards notwithstanding, we generally do not view long board tenure alone as a basis to classify a director as non-independent.

i.
At a company with a shareholder or group that controls the company by virtue of a majority economic interest in the company, we have a reduced expectation for board independence, although we believe the presence of independent directors can be helpful, particularly in staffing the audit committee, and at times we may withhold support from or vote against a nominee on the view the board or its committees are not sufficiently independent. In markets where board independence is not the norm (e.g. Japan), however, we consider factors including whether a board of a controlled company includes independent members who can be expected to look out for interests of minority holders.

ii.	We consider withholding support from or voting against a nominee if he or she is affiliated with a major shareholder that has representation on a board disproportionate to its economic interest.
c.
Depending on market standards, we consider withholding support from or voting against a nominee who is interested and who is standing for election as a member of the company's compensation/remuneration, nominating/governance or audit committee.

d.	We consider withholding support from or voting against nominees if the term for which they are nominated is excessive. We consider this issue on a market-specific basis.
e.	We consider withholding support from or voting against nominees if in our view there has been insufficient board renewal (turnover), particularly in the context of extended poor company performance.
f.
We consider withholding support from or voting against a nominee standing for election if the board has not taken action to implement generally accepted governance practices for which there is a "bright line" test.  For example, in the context of the U.S. market, failure to eliminate a dead hand or slow hand poison pill would be seen as a basis for opposing one or more incumbent nominees.

g.
In markets that encourage designated audit committee financial experts, we consider voting against members of an audit committee if no members are designated as such.  We also consider voting against the audit committee members if the company has faced financial reporting issues and/or does not put the auditor up for ratification by shareholders.

h.	We believe investors should have the ability to vote on individual nominees, and may abstain or vote against a slate of nominees where we are not given the opportunity to vote on individual nominees.
i.
We consider withholding support from or voting against a nominee who has failed to attend at least 75% of the nominee's board and board committee meetings within a given year without a reasonable excuse. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.

j.
We consider withholding support from or voting against a nominee who appears overcommitted, particularly through service on an excessive number of boards. Market expectations are incorporated into this analysis; for U.S. boards, we generally oppose election of a nominee who serves on more than six public company boards (excluding investment companies), although we also may reference National Association of Corporate Directors guidance suggesting that public company CEOs, for example, should serve on no more than two outside boards given level of time commitment required in their primary job.

k.
We consider withholding support from or voting against a nominee where we believe executive remuneration practices are poor, particularly if the company does not offer shareholders a separate "say-on-pay" advisory vote on pay.

2.
Discharge of directors' duties: In markets where an annual discharge of directors' responsibility is a routine agenda item, we generally support such discharge.  However, we may vote against discharge or abstain from voting where there are

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3.
serious findings of fraud or other unethical behavior for which the individual bears responsibility. The annual discharge of responsibility represents shareholder approval of disclosed actions taken by the board during the year and may make future shareholder action against the board difficult to pursue.

4.
Board independence:  We generally support U.S. shareholder proposals requiring that a certain percentage (up to 66⅔%) of the company's board members be independent directors, and promoting all-independent audit, compensation and nominating/governance committees.

5.	Board diversity: We consider on a case-by-case basis shareholder proposals urging diversity of board membership with respect to gender, race or other factors.
6.
Majority voting:  We generally support proposals requesting or requiring majority voting policies in election of directors, so long as there is a carve-out for plurality voting in the case of contested elections.

7.
Proxy access:  We consider proposals on procedures for inclusion of shareholder nominees and to have those nominees included in the company's proxy statement and on the company's proxy ballot on a case-by-case basis. Considerations include ownership thresholds, holding periods, the number of directors that shareholders may nominate and any restrictions on forming a group.

8.
Reimbursement for dissident nominees:  We generally support well-crafted U.S. shareholder proposals that would provide for reimbursement of dissident nominees elected to a board, as the cost to shareholders in electing such nominees can be factored into the voting decision on those nominees.

9.
Proposals to elect directors more frequently:  In the U.S. public company context, we usually support shareholder and management proposals to elect all directors annually (to "declassify" the board), although we make an exception to this policy where we believe that long-term shareholder value may be harmed by this change given particular circumstances at the company at the time of the vote on such proposal.  As indicated above, outside the United States we generally support greater accountability to shareholders that comes through more frequent director elections, but recognize that many markets embrace longer term lengths, sometimes for valid reasons given other aspects of the legal context in electing boards.

10.
Cumulative voting:  We generally support proposals to eliminate cumulative voting in the U.S. market context. (Cumulative voting provides that shareholders may concentrate their votes for one or a handful of candidates, a system that can enable a minority bloc to place representation on a board.)  U.S. proposals to establish cumulative voting in the election of directors generally will not be supported.

11.
Separation of Chairman and CEO positions:  We vote on shareholder proposals to separate the Chairman and CEO positions and/or to appoint an independent Chairman based in part on prevailing practice in particular markets, since the context for such a practice varies.  In many non-U.S. markets, we view separation of the roles as a market standard practice, and support division of the roles in that context.  In the United States, we consider such proposals on a case-by-case basis, considering, among other things, the existing board leadership structure, company performance, and any evidence of entrenchment or perceived risk that power is overly concentrated in a single individual.

12.
Director retirement age and term limits:  Proposals setting or recommending  director retirement ages or director term limits are voted on a case-by-case basis that includes consideration of company performance, the rate of board renewal, evidence of effective individual director evaluation processes, and any indications of entrenchment.

13.
Proposals to limit directors' liability and/or broaden indemnification of officers and directors:  Generally, we will support such proposals provided that an individual is eligible only if he or she has not acted in bad faith, with gross negligence or with reckless disregard of their duties.

C.	Statutory auditor boards. The statutory auditor board, which is separate from the main board of directors, plays a role in corporate governance in several markets. These boards are elected by shareholders to provide assurance on compliance with legal and accounting standards and the company's articles of association. We generally vote for statutory auditor nominees if they meet independence standards. In markets that require disclosure on attendance by internal statutory auditors, however, we consider voting against nominees for these positions who failed to attend at least 75% of meetings in the previous year. We also consider opposing nominees if the company does not meet market standards for disclosure on attendance.
D.	Corporate transactions and proxy fights. We examine proposals relating to mergers, acquisitions and other special corporate transactions (i.e., takeovers, spin-offs, sales of assets, reorganizations, restructurings and recapitalizations) on a case-by-case basis in the interests of each fund or other account. Proposals for mergers or other significant transactions that are friendly and approved by the Research Providers usually are supported if there is no portfolio manager objection. We also analyze proxy contests on a case-by-case basis.
E.	Changes in capital structure.
1.	We generally support the following:
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•	Management and shareholder proposals aimed at eliminating unequal voting rights, assuming fair economic treatment of classes of shares we hold.
•
U.S. management proposals to increase the authorization of existing classes of common stock (or securities convertible into common stock) if: (i) a clear business purpose is stated that we can support and the number of shares requested is reasonable in relation to the purpose for which authorization is requested; and/or (ii) the authorization does not exceed 100% of shares currently authorized and at least 30% of the total new authorization will be outstanding. (We consider proposals that do not meet these criteria on a case-by-case basis.)

•
U.S. management proposals to create a new class of preferred stock or for issuances of preferred stock up to 50% of issued capital, unless we have concerns about use of the authority for anti-takeover purposes.

•
Proposals in non-U.S. markets that in our view appropriately limit potential dilution of existing shareholders. A major consideration is whether existing shareholders would have preemptive rights for any issuance under a proposal for standing share issuance authority.  We generally consider market-specific guidance in making these decisions; for example, in the U.K. market we usually follow Association of British Insurers' ("ABI") guidance, although company-specific factors may be considered and for example, may sometimes lead us to voting against share authorization proposals even if they meet ABI guidance.

•	Management proposals to authorize share repurchase plans, except in some cases in which we believe there are insufficient protections against use of an authorization for anti-takeover purposes.
•	Management proposals to reduce the number of authorized shares of common or preferred stock, or to eliminate classes of preferred stock.
•	Management proposals to effect stock splits.
•
Management proposals to effect reverse stock splits if management proportionately reduces the authorized share amount set forth in the corporate charter.  Reverse stock splits that do not adjust proportionately to the authorized share amount generally will be approved if the resulting increase in authorized shares coincides with the proxy guidelines set forth above for common stock increases.

•	Management dividend payout proposals, except where we perceive company payouts to shareholders as inadequate.
2.	We generally oppose the following (notwithstanding management support):
•	Proposals to add classes of stock that would substantially dilute the voting interests of existing shareholders.
•
Proposals to increase the authorized or issued number of shares of existing classes of stock that are unreasonably dilutive, particularly if there are no preemptive rights for existing shareholders. However, depending on market practices, we consider voting for proposals giving general authorization for issuance of shares not subject to pre-emptive rights if the authority is limited.

•
Proposals that authorize share issuance at a discount to market rates, except where authority for such issuance is de minimis, or if there is a special situation that we believe justifies such authorization (as may be the case, for example, at a company under severe stress and risk of bankruptcy).

•	Proposals relating to changes in capitalization by 100% or more.
We consider on a case-by-case basis shareholder proposals to increase dividend payout ratios, in light of market practice and perceived market weaknesses, as well as individual company payout history and current circumstances.  For example, currently we perceive low payouts to shareholders as a concern at some Japanese companies, but may deem a low payout ratio as appropriate for a growth company making good use of its cash, notwithstanding the broader market concern.
F.	Takeover Defenses and Shareholder Rights.
1.
Shareholder rights plans:  We generally support proposals to require shareholder approval or ratification of shareholder rights plans (poison pills).  In voting on rights plans or similar takeover defenses, we consider on a case-by-case basis whether the company has demonstrated a need for the defense in the context of promoting long-term share value; whether provisions of the defense are in line with generally accepted governance principles in the market (and specifically the presence of an adequate qualified offer provision that would exempt offers meeting certain conditions from the pill); and the specific context if the proposal is made in the midst of a takeover bid or contest for control.

2.
Supermajority voting requirements: We generally oppose requirements for supermajority votes to amend the charter or bylaws, unless the provisions protect minority shareholders where there is a large shareholder.  In line with this view, in the absence of a large shareholder we support reasonable shareholder proposals to limit such supermajority voting requirements.

3.
Shareholders right to call a special meeting:  We consider proposals to enhance a shareholder's rights to call meetings on a case-by-case basis. At large-cap U.S. companies, we generally support efforts to establish the

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4.	right of holders of 10% or more of shares to call special meetings, unless the board or state law has set a policy or law establishing such rights at a threshold that we believe to be acceptable.
5.	Written consent rights: In the U.S. context, we examine proposals for shareholder written consent rights on a case-by-case basis.
6.
Reincorporation: We consider management and shareholder proposals to reincorporate to a different jurisdiction on a case-by-case basis.  We oppose such proposals if we believe the main purpose is to take advantage of laws or judicial precedents that reduce shareholder rights.

7.
Anti-greenmail provisions: Proposals relating to the adoption of anti-greenmail provisions will be supported, provided that the proposal: (i) defines greenmail; (ii) prohibits buyback offers to large block holders (holders of at least 1% of the outstanding shares and in certain cases, a greater amount) not made to all shareholders or not approved by disinterested shareholders; and (iii) contains no anti-takeover measures or other provisions restricting the rights of shareholders.

8.	Bundled proposals: We may consider opposing or abstaining on proposals if disparate issues are "bundled" and presented for a single vote.
G.	Auditors. We generally support management proposals for selection or ratification of independent auditors. However, we may consider opposing such proposals with reference to incumbent audit firms if the company has suffered from serious accounting irregularities and we believe rotation of the audit firm is appropriate, or if fees paid to the auditor for non-audit-related services are excessive. Generally, to determine if non-audit fees are excessive, a 50% test will be applied (i.e., non-audit-related fees should be less than 50% of the total fees paid to the auditor). We generally vote against proposals to indemnify auditors.
H.	Executive and Director Remuneration.
1.	We generally support the following:
•
Proposals for employee equity compensation plans and other employee ownership plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.  Such approval may be against shareholder interest if it authorizes excessive dilution and shareholder cost, particularly in the context of high usage ("run rate") of equity compensation in the recent past; or if there are objectionable plan design and provisions.

•
Proposals relating to fees to outside directors, provided the amounts are not excessive relative to other companies in the country or industry, and provided that the structure is appropriate within the market context.  While stock-based compensation to outside directors is positive if moderate and appropriately structured, we are wary of significant stock option awards or other performance-based awards for outside directors, as well as provisions that could result in significant forfeiture of value on a director's decision to resign from a board (such forfeiture can undercut director independence).

•
Proposals for employee stock purchase plans that permit discounts, but only for grants that are part of a broad-based employee plan, including all non-executive employees, and only if the discounts are limited to a reasonable market standard or less.

•	Proposals for the establishment of employee retirement and severance plans, provided that our research does not indicate that approval of the plan would be against shareholder interest.
2.	We generally oppose retirement plans and bonuses for non-executive directors and independent statutory auditors.
3.
In the U.S. context, we generally vote against shareholder proposals requiring shareholder approval of all severance agreements, but we generally support proposals that require shareholder approval for agreements in excess of three times the annual compensation (salary and bonus) or proposals that require companies to adopt a provision requiring an executive to receive accelerated vesting of equity awards if there is a change of control and the executive is terminated. We generally oppose shareholder proposals that would establish arbitrary caps on pay.  We consider on a case-by-case basis shareholder proposals that seek to limit Supplemental Executive Retirement Plans (SERPs), but support such shareholder proposals where we consider SERPs excessive.

4.
Shareholder proposals advocating stronger and/or particular pay-for-performance models will be evaluated on a case-by-case basis, with consideration of the merits of the individual proposal within the context of the particular company and its labor markets, and the company's current and past practices.  While we generally support emphasis on long-term components of senior executive pay and strong linkage of pay to performance, we consider factors including whether a proposal may be overly prescriptive, and the impact of the proposal, if implemented as written, on recruitment and retention.

5.	We generally support proposals advocating reasonable senior executive and director stock ownership guidelines and holding requirements for shares gained in executive equity compensation programs.
6.
We generally support shareholder proposals for reasonable "claw-back" provisions that provide for company recovery of senior executive bonuses to the extent they were based on achieving financial benchmarks that were not

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actually met in light of subsequent restatements.
7.
Management proposals effectively to re-price stock options are considered on a case-by-case basis.  Considerations include the company's reasons and justifications for a re-pricing, the company's competitive position, whether senior executives and outside directors are excluded, potential cost to shareholders, whether the re-pricing or share exchange is on a value-for-value basis, and whether vesting requirements are extended.

8.
Say-on-Pay: We consider proposals relating to an advisory vote on remuneration on a case-by-case basis. Considerations include a review of the relationship between executive remuneration and performance based on operating trends and total shareholder return over multiple performance periods. In addition, we review remuneration structures and potential poor pay practices, including relative magnitude of pay, discretionary bonus awards, tax gross ups, change-in-control features, internal pay equity and peer group construction. As long-term investors, we support remuneration policies that align with long-term shareholder returns.

I.	Social, Political and Environmental Issues. Shareholders in the United States and certain other markets submit proposals encouraging changes in company disclosure and practices related to particular corporate social, political and environmental matters. We consider how to vote on the proposals on a case-by-case basis to determine likely impacts on shareholder value. We seek to balance concerns on reputational and other risks that lie behind a proposal against costs of implementation, while considering appropriate shareholder and management prerogatives. We may abstain from voting on proposals that do not have a readily determinable financial impact on shareholder value. We support proposals that if implemented would enhance useful disclosure, but we generally vote against proposals requesting reports that we believe are duplicative, related to matters not material to the business, or that would impose unnecessary or excessive costs. We believe that certain social and environmental shareholder proposals may intrude excessively on management prerogatives, which can lead us to oppose them.
J.	Funds of Funds. Certain MSIM Funds advised by an MSIM Affiliate invest only in other MSIM Funds. If an underlying fund has a shareholder meeting, in order to avoid any potential conflict of interest, such proposals will be voted in the same proportion as the votes of the other shareholders of the underlying fund, unless otherwise determined by the Proxy Review Committee. Other MSIM Funds invest in unaffiliated funds. If an unaffiliated underlying fund has a shareholder meeting and the MSIM Fund owns more than 25% of the voting shares of the underlying fund, the MSIM Fund will vote its shares in the unaffiliated underlying fund in the same proportion as the votes of the other shareholders of the underlying fund to the extent possible.
III.	ADMINISTRATION OF POLICY
The MSIM Proxy Review Committee (the "Committee") has overall responsibility for the Policy.  The Committee, which is appointed by MSIM's Long-Only Executive Committee, consists of investment professionals who represent the different investment disciplines and geographic locations of the firm, and is chaired by the director of the Corporate Governance Team ("CGT").  Because proxy voting is an investment responsibility and impacts shareholder value, and because of their knowledge of companies and markets, portfolio managers and other members of investment staff play a key role in proxy voting, although the Committee has final authority over proxy votes.
The CGT Director is responsible for identifying issues that require Committee deliberation or ratification. The CGT, working with advice of investment teams and the Committee, is responsible for voting on routine items and on matters that can be addressed in line with these Policy guidelines.  The CGT has responsibility for voting case-by-case where guidelines and precedent provide adequate guidance.
The Committee will periodically review and have the authority to amend, as necessary, the Policy and establish and direct voting positions consistent with the Client Proxy Standard.
CGT and members of the Committee may take into account Research Providers' recommendations and research as well as any other relevant information they may request or receive, including portfolio manager and/or analyst comments and research, as applicable.  Generally, proxies related to securities held in accounts that are managed pursuant to quantitative, index or index-like strategies ("Index Strategies") will be voted in the same manner as those held in actively managed accounts, unless economic interests of the accounts differ.  Because accounts managed using Index Strategies are passively managed accounts, research from portfolio managers and/or analysts related to securities held in these accounts may not be available.  If the affected securities are held only in accounts that are managed pursuant to Index Strategies, and the proxy relates to a matter that is not described in this Policy, the CGT will consider all available information from the Research Providers, and to the extent that the holdings are significant, from the portfolio managers and/or analysts.
A.	Committee Procedures
The Committee meets at least quarterly, and reviews and considers changes to the Policy at least annually. Through meetings and/or written communications, the Committee is responsible for monitoring and ratifying "split votes" (i.e., allowing certain shares of the same issuer that are the subject of the same proxy solicitation and held by one or more MSIM portfolios to be
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voted differently than other shares) and/or "override voting" (i.e., voting all MSIM portfolio shares in a manner contrary to the Policy). The Committee will review developing issues and approve upcoming votes, as appropriate, for matters as requested by CGT.
The Committee reserves the right to review voting decisions at any time and to make voting decisions as necessary to ensure the independence and integrity of the votes.
B.	Material Conflicts of Interest
In addition to the procedures discussed above, if the CGT Director determines that an issue raises a material conflict of interest, the CGT Director may request a special committee to review, and recommend a course of action with respect to, the conflict(s) in question ("Special Committee").
A potential material conflict of interest could exist in the following situations, among others:
1.	The issuer soliciting the vote is a client of MSIM or an affiliate of MSIM and the vote is on a matter that materially affects the issuer.
2.	The proxy relates to Morgan Stanley common stock or any other security issued by Morgan Stanley or its affiliates except if echo voting is used, as with MSIM Funds, as described herein.
3.
Morgan Stanley has a material pecuniary interest in the matter submitted for a vote (e.g., acting as a financial advisor to a party to a merger or acquisition for which Morgan Stanley will be paid a success fee if completed).

If the CGT Director determines that an issue raises a potential material conflict of interest, depending on the facts and circumstances, the issue will be addressed as follows:
1.	If the matter relates to a topic that is discussed in this Policy, the proposal will be voted as per the Policy.
2.
If the matter is not discussed in this Policy or the Policy indicates that the issue is to be decided case-by-case, the proposal will be voted in a manner consistent with the Research Providers, provided that all the Research Providers consulted have the same recommendation, no portfolio manager objects to that vote, and the vote is consistent with MSIM's Client Proxy Standard.

3.	If the Research Providers' recommendations differ, the CGT Director will refer the matter to a Special Committee to vote on the proposal, as appropriate.
Any Special Committee shall be comprised of the CGT Director, and at least two portfolio managers (preferably members of the Committee), as approved by the Committee. The CGT Director may request non-voting participation by MSIM's General Counsel or his/her designee and the Chief Compliance Officer or his/her designee.  In addition to the research provided by Research Providers, the Special Committee may request analysis from MSIM Affiliate investment professionals and outside sources to the extent it deems appropriate.
C.	Proxy Voting Reporting
The CGT will document in writing all Committee and Special Committee decisions and actions, which documentation will be maintained by the CGT for a period of at least six years.  To the extent these decisions relate to a security held by an MSIM Fund, the CGT will report the decisions to each applicable Board of Trustees/Directors of those Funds at each Board's next regularly scheduled Board meeting. The report will contain information concerning decisions made during the most recently ended calendar quarter immediately preceding the Board meeting.
MSIM will promptly provide a copy of this Policy to any client requesting it. MSIM will also, upon client request, promptly provide a report indicating how each proxy was voted with respect to securities held in that client's account.
MSIM's Legal Department is responsible for filing an annual Form N-PX on behalf of each MSIM Fund for which such filing is required, indicating how all proxies were voted with respect to such Fund's holdings.
APPENDIX A
Appendix A applies to the following accounts managed by Morgan Stanley AIP GP LP (i) closed-end funds registered under the Investment Company Act of 1940, as amended; (ii) discretionary separate accounts; (iii) unregistered funds; and (iv) non-discretionary accounts offered in connection with AIP's Custom Advisory Portfolio Solutions service. Generally, AIP will follow the guidelines set forth in Section II of MSIM's Proxy Voting Policy and Procedures.  To the extent that such guidelines do not provide specific direction, or AIP determines that consistent with the Client Proxy Standard, the guidelines should not be followed, the Proxy Review Committee has delegated the voting authority to vote securities held by accounts managed by AIP to the Fund of Hedge Funds investment team, the Private Equity Fund of Funds investment team the Private Equity Real Estate Fund of Funds investment team or the Portfolio Solutions team of AIP. A summary of decisions made by the applicable investment teams will be made available to the Proxy Review Committee for its information at the next scheduled meeting of the Proxy Review Committee.
In certain cases, AIP may determine to abstain from determining (or recommending) how a proxy should be voted (and therefore abstain from voting such proxy or recommending how such proxy should be voted), such as where the expected cost of giving
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due consideration to the proxy does not justify the potential benefits to the affected account(s) that might result from adopting or rejecting (as the case may be) the measure in question.
Waiver of Voting Rights
For regulatory reasons, AIP may either 1) invest in a class of securities of an underlying fund (the "Fund") that does not provide for voting rights; or 2) waive 100% of its voting rights with respect to the following:
1.
Any rights with respect to the removal or replacement of a director, general partner, managing member or other person acting in a similar capacity for or on behalf of the Fund (each individually a "Designated Person," and collectively, the "Designated Persons"), which may include, but are not limited to, voting on the election or removal of a Designated Person in the event of such Designated Person's death, disability, insolvency, bankruptcy, incapacity, or other event requiring a vote of interest holders of the Fund to remove or replace a Designated Person; and

Any rights in connection with a determination to renew, dissolve, liquidate, or otherwise terminate or continue the Fund, which may include, but are not limited to, voting on the renewal, dissolution, liquidation, termination or continuance of the Fund upon the occurrence of an event described in the Fund's organizational documents; provided, however, that, if the Fund's organizational documents require the consent of the Fund's general partner or manager, as the case may be, for any such termination or continuation of the Fund to be effective, then  AIP  may exercise  its voting rights with respect to such matter.

NFJ INVESTMENT GROUP LLC

PROXY VOTING SUMMARY
ALLIANZ GLOBAL INVESTORS U.S. L.P.
PROXY VOTING POLICY AND PROCEDURES
NFJ INVESTMENT GROUP LLC VERSION
Description of Proxy Voting Policy and Procedures
NFJ typically votes proxies as part of its discretionary authority to manage accounts, unless the client has explicitly reserved the authority for itself. When voting proxies, NFJ's primary objective is to make voting decisions solely in the best economic interests of its clients. NFJ will act in a manner that it deems prudent and diligent and which is intended to enhance the economic value of the underlying portfolio securities held in its clients' accounts.
NFJ has adopted written Proxy Voting Policies and Procedures (the "Proxy Guidelines") that are reasonably designed to ensure that it is voting in the best interest of its clients. The Proxy Guidelines reflect NFJ's general voting positions on specific corporate actions, including but not limited to those relating to social and corporate responsibility issues, stock option plans and other management compensation issues, changes to a portfolio company's capital structure and corporate governance. For example, NFJ generally votes for proposals to declassify boards and generally opposes proposals to institute supermajority voting requirements relating to business combinations. In addition, because Proxy Guidelines cannot anticipate all situations and the surrounding facts of each proxy issue, some proxy issues may require a case-by-case analysis (whether or not required by the Proxy Guidelines) and may result in a vote being cast that will deviate from the Proxy Guidelines.
In accordance with the Proxy Guidelines, NFJ may review additional criteria associated with voting proxies and evaluate the expected benefit to its clients when making an overall determination on how or whether to vote the proxy. NFJ may vote proxies individually for an account or aggregate and record votes across a group of accounts, strategy or product. In addition, NFJ may refrain from voting a proxy on behalf of its clients' accounts in certain circumstances, for example, due to de-minimis holdings, impact on the portfolio, items relating to foreign issuers (including ADRs), timing issues related to the opening/closing of accounts and contractual arrangements with clients and/or their authorized delegate. For example, NFJ may refrain from voting a proxy of a foreign issuer due to logistical considerations that may have a detrimental effect on NFJ's ability to vote the proxy. These issues may include, but are not limited to: (i) proxy statements and ballots being written in a foreign language, (ii) untimely notice of a shareholder meeting, (iii) requirements to vote proxies in person, (iv) restrictions on a foreigner's ability to exercise votes, (v) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting, or (vi) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.
To assist in the proxy voting process, NFJ may retain an independent third party service provider to assist in providing research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided offer a variety of proxy-related services to assist in NFJ's handling of proxy voting responsibilities.
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Conflicts of Interest. NFJ may have conflicts of interest that can affect how it votes its clients' proxies. For example, NFJ or an affiliate may manage a pension plan whose management is sponsoring a proxy proposal. The Proxy Guidelines are designed to prevent material conflicts of interest from affecting the manner in which NFJ votes its clients' proxies. In order to ensure that all material conflicts of interest are handled appropriately while carrying out its obligation to vote proxies, NFJ's Proxy Committee has established procedures addressing how NFJ identifies and resolves any material conflicts of interest with its clients.

OPPENHEIMERFUNDS, INC.

Portfolio Proxy Voting Policies and Procedures (as of October 3, 2013) and
Portfolio Proxy Voting Guidelines (as of March 26, 2013)
These Portfolio Proxy Voting Policies and Procedures (the "Policies and Procedures"), which include the attached "Portfolio Proxy Voting Guidelines" (the "Guidelines"), set forth the proxy voting policies, procedures and guidelines to be followed by OppenheimerFunds, Inc. ("OFI") and the following advisory affiliates of OFI, OFI Global Institutional, Inc., OFI Private Investments Inc. and HarbourView Asset Management Corporation (individually, an "OFI Adviser"). Unless noted otherwise and for ease of reference, OFI and each OFI Adviser are collectively referred to herein as "OFI".
OFI will follow these Policies, Procedures and Guidelines in voting portfolio proxies relating to securities held by clients, which may include, but is not limited to, separately managed accounts, collective investment trusts, 529 college savings plans, and registered and non-registered investment companies advised or sub-advised by an OFI Adviser ("Fund(s)").
To the extent that these Policies, Procedures and Guidelines establish a standard, OFI's compliance with such standard, or failure to comply with such standard, will be subject to OFI's judgment.
A.	Funds for which OFI has Proxy Voting Responsibility
OFI Registered Funds. Each Board of Directors/Trustees (the "Board") of the Funds registered with the U.S. Securities and Exchange Commission ("SEC") and advised by OFI ("OFI Registered Funds") has delegated to OFI the authority to vote portfolio proxies pursuant to these Policies and Procedures and subject to Board supervision. Any reference herein to "Board" shall only apply to OFI Registered Funds.
Sub-Advised Funds. OFI also serves as an investment sub-adviser for a number of Funds registered with the SEC and not overseen by the Boards ("Sub-Advised Funds"). Generally, pursuant to contractual arrangements between OFI and many of those Sub-Advised Funds' managers, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Sub-Advised Funds. When voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI may refer the vote to the portfolio manager of the Sub-Advised Fund.
Other Funds. OFI also serves as an investment adviser for a number of Funds that are not identified as Registered Funds or Sub-Advised Funds, which may include, but are not limited to, separately managed accounts, collective investment trusts, non-registered investment companies and 529 college savings plans ("Other Funds"). Generally, pursuant to contractual arrangements between OFI and those Other Funds, OFI is responsible for portfolio proxy voting of the portfolio proxies held by those Other Funds.
B.	Proxy Voting Committee
 OFI's internal proxy voting committee (the "Committee") is responsible for overseeing the proxy voting process and ensuring that OFI and the Funds meet their regulatory and corporate governance obligations for voting of portfolio proxies. The Committee has adopted a written charter that outlines its responsibilities .
The Committee shall oversee the proxy voting agent's compliance with these Policies and Procedures and the Guidelines, including any deviations by the proxy voting agent from the Guidelines .
C. Administration and Voting of Portfolio Proxies
1.	Fiduciary Duty and Objective
As an investment adviser that has been granted the authority to vote portfolio proxies, OFI owes a fiduciary duty to the Funds to monitor corporate events and to vote portfolio proxies consistent with the best interests of the Funds and their shareholders. In this regard, OFI seeks to ensure that all votes are free from unwarranted and inappropriate influences. Accordingly, OFI generally votes portfolio proxies in a uniform manner for the Funds and in accordance with these Policies and Procedures and the Guidelines. If a portfolio manager requests that OFI vote in a manner inconsistent with the Guidelines, the portfolio manager must submit his/her rationale for voting in this manner to the Committee. The Committee will review the portfolio manager's rationale to determine that such a request is in the best interests of the Fund (and, if applicable, its shareholders).
In meeting its fiduciary duty, OFI generally undertakes to vote portfolio proxies with a view to enhancing the value of the company's stock held by the Funds. Similarly, when voting on matters for which the Guidelines dictate a vote be decided on a case-by-case basis, OFI's primary consideration is the economic interests of the Funds and their shareholders.
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From time to time, a Fund may be asked to enter into an arrangement, in the context of a corporate action (e.g., a corporate reorganization), whereby the Fund becomes contractually obligated to vote in a particular manner with respect to certain agenda items at future shareholders' meetings. To the extent practicable, portfolio managers must notify the Committee of these proposed arrangements prior to contractually committing a Fund to vote in a set manner with respect to future agenda items. The Committee will review these arrangements to determine that such arrangements are in the best interests of the Funds (and, if applicable, their shareholders), and the Committee may ask a portfolio manager to present his/her rationale in support of their proposed course of action.
2.	Proxy Voting Agent
On behalf of the Funds, OFI retains an independent, third party proxy voting agent to assist OFI in its proxy voting responsibilities in accordance with these Policies and Procedures and, in particular, with the Guidelines. As discussed above, the Committee is responsible for monitoring the proxy voting agent.
In general, OFI may consider the proxy voting agent's research and analysis as part of OFI's own review of a proxy proposal in which the Guidelines recommend that the vote be considered on a case-by-case basis. OFI bears ultimate responsibility for how portfolio proxies are voted. Unless instructed otherwise by OFI, the proxy voting agent will vote each portfolio proxy in accordance with the Guidelines. The proxy voting agent also will assist OFI in maintaining records of OFI's and the OFI Registered and Sub-Advised Funds' portfolio proxy votes, including the appropriate records necessary for the Funds' to meet their regulatory obligations regarding the annual filing of proxy voting records on Form N-PX with the SEC.
3.	Material Conflicts of Interest
OFI votes portfolio proxies without regard to any other business relationship between OFI (or its affiliates) and the company to which the portfolio proxy relates. To this end, OFI must identify material conflicts of interest that may arise between the interests of a Fund (and, if applicable, its shareholders) and OFI, its affiliates or their business relationships. A material conflict of interest may arise from a business relationship between a portfolio company or its affiliates (together the "company"), on one hand, and OFI or any of its affiliates (together "OFI"), on the other, including, but not limited to, the following relationships:
•	OFI provides significant investment advisory or other services to a company whose management is soliciting proxies or OFI is seeking to provide such services;
•	a company that is a significant selling agent of OFI's products and services solicits proxies;
•	OFI serves as an investment adviser to the pension or other investment account of the portfolio company or OFI is seeking to serve in that capacity; or
•	OFI and the company have a lending or other financial-related relationship.
In each of these situations, voting against company management's recommendation may cause OFI a loss of revenue or other benefit.
OFI and its affiliates generally seek to avoid such material conflicts of interest by maintaining separate investment decision making processes to prevent the sharing of business objectives with respect to proposed or actual actions regarding portfolio proxy voting decisions. The Committee maintains a list of companies that, based on business relationships, may potentially give rise to a conflict of interest ("Conflicts List"). In addition, OFI and the Committee employ the following procedures to further minimize any potential conflict of interest, as long as the Committee determines that the course of action is consistent with the best interests of the Fund and its shareholders:
•	If the proposal for a company on the Conflicts List is specifically addressed in the Guidelines, OFI will vote the portfolio proxy in accordance with the Guidelines. If the proposal for the company on the Conflicts List is not specifically addressed in the Guidelines, or if the Guidelines provide discretion to OFI on how to vote (i.e., on a case-by-case basis), OFI will vote in accordance with its proxy voting agent's general recommended guidelines on the proposal provided that OFI has reasonably determined there is no conflict of interest on the part of the proxy voting agent.
•	With respect to proposals of a company on the Conflicts List where a portfolio manager has requested that OFI vote (i) in a manner inconsistent with the Guidelines, or (ii) if the proposal is not specifically addressed in the Guidelines, in a manner inconsistent with the proxy voting agent's general recommended guidelines, the Committee may determine that such a request is in the best interests of the Fund (and, if applicable, its shareholders) and does not pose an actual material conflict of interest. In making its determination, the Committee may consider, among other things, whether the portfolio manager is aware of the business relationship with the company, and/or is sufficiently independent from the business relationship, and to the Committee's knowledge, whether OFI has been contacted or influenced by the company in connection with the proposal.
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If none of the previous procedures provides an appropriate voting recommendation, the Committee may: (i) determine how to vote on the proposal; (ii) recommend that OFI retain an independent fiduciary to advise OFI on how to vote the proposal; or (iii) determine that voting on the particular proposal is impracticable and/or is outweighed by the cost of voting and direct OFI to abstain from voting.
4.	Certain Foreign Securities
Portfolio proxies relating to foreign securities held by the Funds are subject to these Policies and Procedures. In certain foreign jurisdictions, however, the voting of portfolio proxies can result in additional restrictions that have an economic impact or cost to the security, such as "share-blocking." Share-blocking would prevent OFI from selling the shares of the foreign security for a period of time if OFI votes the portfolio proxy relating to the foreign security. In determining whether to vote portfolio proxies subject to such restrictions, OFI, in consultation with the Committee, considers whether the vote, either itself or together with the votes of other shareholders, is expected to have an effect on the value of the investment that will outweigh the cost of voting. Accordingly, OFI may determine not to vote such securities. If OFI determines to vote a portfolio proxy and during the "share-blocking period" OFI would like to sell an affected foreign security for one or more Funds, OFI, in consultation with the Committee, will attempt to recall the shares (as allowable within the market time-frame and practices).
5.	Securities Lending Programs
The Funds may participate in securities lending programs with various counterparties. Under most securities lending arrangements, proxy voting rights during the lending period generally are transferred to the borrower, and thus proxies received in connection with the securities on loan may not be voted by the lender (i.e., the Fund) unless the loan is recalled in advance of the record date. If a Fund participates in a securities lending program, OFI will attempt to recall the Funds' portfolio securities on loan and vote proxies relating to such securities if OFI has knowledge of a shareholder vote in time to recall such loaned securities and if OFI determines that the votes involve matters that would have a material effect on the Fund's investment in such loaned securities.
6.	Shares of Registered Investment Companies (Fund of Funds)
Certain OFI Registered Funds are structured as funds of funds and invest their assets primarily in other underlying OFI Registered Funds (the "Fund of Funds"). Accordingly, the Fund of Funds is a shareholder in the underlying OFI Registered Funds and may be requested to vote on a matter pertaining to those underlying OFI Registered Funds. With respect to any such matter the Fund of Funds shall vote its shares on each matter submitted to shareholders of the underlying OFI Registered Funds for a vote in accordance with the recommendation of the board of trustees of the underlying OFI Registered Fund, except as otherwise determined by the board of trustees of the Fund of Funds.
D.	Fund Board Reports and Recordkeeping
OFI will prepare periodic reports for submission to the Board of OFI Registered Funds describing:
•	any issues arising under these Policies and Procedures since the last report to the Board and the resolution of such issues, including but not limited to, information about conflicts of interest not addressed in the Policies and Procedures; and
•	any proxy votes taken by OFI on behalf of the Funds since the last report to the Board which were deviations from the Policies and Procedures and the reasons for any such deviations.
In addition, no less frequently than annually, OFI will provide the Boards a written report identifying any recommended changes in existing policies based upon OFI's experience under these Policies and Procedures, evolving industry practices and developments in applicable laws or regulations.
OFI will maintain all records required to be maintained under, and in accordance with, the Investment Company Act of 1940 and the Investment Advisers Act of 1940 with respect to OFI's voting of portfolio proxies, including, but not limited to:
•	these Policies and Procedures, as amended from time to time;
•	records of votes cast with respect to portfolio proxies, reflecting the information required to be included in Form N-PX;
•	records of written client requests for proxy voting information and any written responses of OFI to such requests; and
•	any written materials prepared by OFI that were material to making a decision in how to vote, or that memorialized the basis for the decision.
E.	Amendments to these Procedures
In addition to the Committee's responsibilities as set forth in the Committee's Charter, the Committee shall periodically review and update these Policies and Procedures as necessary. Any amendments to these Procedures and Policies
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(including the Guidelines) shall be provided to the Boards for review, approval and ratification at the Boards' next regularly scheduled meetings.
F.	Proxy Voting Guidelines
The Guidelines adopted by OFI and the Boards of the OFI Registered Funds are attached as Appendix A. The importance of various issues shifts as political, economic and corporate governance issues come to the forefront and then recede. Accordingly, the Guidelines address the issues OFI has most frequently encountered in the past several years.
Adopted as of the Dates Set Forth Below by:
Approved by the New York Board of the Oppenheimer Funds on August 9, 2013.
Approved by OFI's Proxy Voting Committee on September 19, 2013.
Approved by the Denver Board of the Oppenheimer Funds on August 20, 2013.
 Ratified by OFI's Legal and Compliance Departments on October 3, 2013.
APPENDIX A

OppenheimerFunds, Inc. and ITS ADVISORY AFFILIATES
Portfolio Proxy Voting Guidelines
(dated as of March 26, 2013)
1.0 OPERATIONAL ITEMS
1.1.1	Amend Quorum Requirements.
•	Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.
1.1.2	Amend Articles of Incorporation/Association or Bylaws
•	Vote amendments to the bylaws/charter on a CASE-BY-CASE basis.
•	Vote FOR bylaw/charter changes if:
•	shareholder rights are protected;
•	there is a negligible or positive impact on shareholder value;
•	management provides sufficiently valid reasons for the amendments; and/or
•	the company is required to do so by law (if applicable); and
•	they are of a housekeeping nature (updates or corrections).
1.1.3	Change Company Name.
•	Vote WITH Management.
1.1.4	Change Date, Time, or Location of Annual Meeting.
•	Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
•	Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.
1.1.5	Transact Other Business.
•	Vote AGAINST proposals to approve other business when it appears as voting item.
1.1.6	Change in Company Fiscal Term
•	Vote FOR resolutions to change a company's fiscal term for sufficiently valid business reasons.
•	Vote AGAINST if a company's motivation for the change is to postpone its AGM.
AUDITORS
1.2	Ratifying Auditors
•	Vote FOR Proposals to ratify auditors, unless any of the following apply:
-	an auditor has a financial interest in or association with the company, and is therefore not independent;
-	fees for non-audit services are excessive;
-	there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position; or
-
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poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of Generally Accepted Accounting Principles ("GAAP") or International Financial Reporting Standards ("IFRS"); or material weaknesses identified in Section 404 disclosures.
•	Vote AGAINST shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
•	Vote AGAINST shareholder proposals asking for audit firm rotation.
•	Vote on a CASE-BY-CASE basis on shareholder proposals asking the company to discharge the auditor(s).
•	Proposals are adequately covered under applicable provisions of Sarbanes-Oxley Act or NYSE or SEC regulations.
•	Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.
2.0 THE BOARD OF DIRECTORS
2.1	Voting on Director Nominees
•	Vote on director nominees should be made on a CASE-BY-CASE basis, examining the following factors:
-	composition of the board and key board committees;
-	attendance at board meetings;
-	corporate governance provisions and takeover activity;
-	long-term company performance relative to a market index;
-	directors' investment in the company;
-	whether the chairman is also serving as CEO;
-	whether a retired CEO sits on the board.
-	whether the company or director is targeted in connection with public "vote no" campaigns.
•	There are some actions by directors that should result in votes being WITHHELD/AGAINST (whichever vote option is applicable on the ballot). These instances include directors who:
-	attend less than 75% of the board and committee meetings without a valid excuse;
-	implement or renew a dead-hand or modified dead-hand poison pill;
-	failed to adequately respond to a majority supported shareholder proposal;
-	failed to act on takeover offers where the majority of the shareholders tendered their shares;
-	are inside directors or affiliated outsiders; and sit on the audit, compensation, or nominating committees or the company does not have one of these committees;
-	re audit committee members and any of the following has applied and become public information since the last vote, and has not been otherwise corrected or proper controls have not been put in place:
•	the non-audit fees paid to the auditor are excessive;
•	a material weakness is identified in the Section 404 Sarbanes-Oxley Act disclosures which rises to a level of serious concern, there are chronic internal control issues and an absence of established effective control mechanisms;
•	there is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm; or
•	the company receives an adverse opinion on the company's financial statements from its auditors.
-	are compensation committee members and any of the following has applied and become public information •since the last vote, and has not been otherwise corrected or proper controls have not been put in place:
•	there is a clearly negative correlation between the chief executive's pay and company performance under standards adopted in this policy;
•	the company reprices underwater options for stock, cash or other consideration without prior shareholder approval, even if allowed in their equity plan;
•	the company fails to submit one-time transfers of stock options to a shareholder vote;
•	the company fails to fulfill the terms of a burn rate commitment they made to shareholders;
•	the company has inappropriately backdated options; or
•	the company has egregious compensation practices including, but not limited to, the following:
■	egregious employment contracts;
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■	excessive perks/tax reimbursements;
■	abnormally large bonus payouts without justifiable performance linkage or proper disclosure;
■	egregious pension/supplemental executive retirement plan (SERP) payouts;
■	new CEO with overly generous new hire package;
■	excessive severance and/or change in control provisions; or
■	dividends or dividend equivalents paid on unvested performance shares or units.
-	enacted egregious corporate governance policies or failed to replace management as appropriate;
-	are inside directors or affiliated outside directors; and the full board is less than majority independent;
-	are CEOs of public companies who serve on more than three public company boards, i.e., more than two public company boards other than their own board (the term "public company" excludes an investment company).Vote should be WITHHELD only at their outside board elections;
-	serve on more than five public company boards. (The term "public company" excludes an investment company.)
•	WITHHOLD/AGAINST on all incumbents if the board clearly lacks accountability and oversight, coupled with sustained poor performance relative to its peers.
•	Additionally, the following should result in votes being WITHHELD/AGAINST (except from new nominees):
-	if the director(s) receive more than 50% withhold votes of votes cast and the issue that was the underlying cause of the high level of withhold votes in the prior election has not been addressed; or
-	if the company has adopted or renewed a poison pill without shareholder approval since the company's last annual meeting, does not put the pill to a vote at the current annual meeting, and there is no requirement to put the pill to shareholder vote within 12 months of its adoption;
■	if a company that triggers this policy commits to putting its pill to a shareholder vote within 12 months of its adoption, OFI will not recommend a WITHHOLD vote.
2.2	Board Size
•	Vote on a CASE-BY-CASE basis on shareholder proposals to maintain or improve ratio of independent versus non-independent directors.
•	Vote FOR proposals seeking to fix the board size or designate a range for the board size.
•	Vote on a CASE-BY-CASE basis on proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.
2.3	Classification/Declassification of the Board
•	Vote AGAINST proposals to classify the board.
•	Vote FOR proposals to repeal classified boards and to elect all directors annually. In addition, if 50% of voting shareholders request repeal of the classified board and the board remains classified, WITHHOLD votes for those directors at the next meeting at which directors are elected, provided however, if the company has majority voting for directors that meets the standards under this policy, WITHHOLD votes only from directors having responsibility to promulgate classification/declassification policies, such as directors serving on the governance committee, nominating committee or either of its equivalent.
2.4	Cumulative Voting
•	Vote FOR proposal to eliminate cumulative voting.
•	Vote on a CASE-BY-CASE basis on cumulative voting proposals at controlled companies (where insider voting power is greater than 50%).
2.5	Establishment of Board Committees
•	Generally vote AGAINST shareholder proposals to establish a new board committee, as such proposals seek a specific oversight mechanism/structure that potentially limits a company's ability to maintain its own affairs. However, exceptions may be made if determined that it would be in the best interest of the company's governance structure.
2.6	Require Majority Vote for Approval of Directors
•	OFI will generally vote FOR precatory and binding resolutions requesting that the board change the company's bylaws to stipulate that directors need to be elected with an affirmative majority of votes cast, provided it does not conflict with state law where the company is incorporated. Binding resolutions need to allow for a carve-out for a plurality vote standard when there are more nominees than board seats.
Companies are strongly encouraged to also adopt a post-election policy (also known as a director resignation policy) that will provide guidelines so that the company will promptly address the situation of a holdover director.
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2.7	Director and Officer Indemnification and Liability Protection
•	Proposals on director and officer indemnification and liability protection should be evaluated on a CASE-BY-CASE basis, using Delaware law as the standard.
•	Vote on a CASE-BY-CASE basis on proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care, provided the liability for gross negligence is not eliminated.
•	Vote on a CASE-BY-CASE basis on indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness, provided coverage is not provided for gross negligence acts.
•	Vote on a CASE-BY-CASE basis on proposals to expand the scope of indemnification to provide for mandatory indemnification of company officials in connection with acts that previously the company was permitted to provide indemnification for at the discretion of the company's board (i.e. "permissive indemnification") but that previously the company was not required to indemnify.
•	Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:
-	the director was found to have acted in good faith and in a manner that he reasonable believed was in the best interests of the company; and
-	only if the director's legal expenses would be covered.
2.8	Establish/Amend Nominee Qualifications
•	Vote on a CASE-BY-CASE basis on proposals that establish or amend director qualifications.
•	Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.
•	Vote AGAINST shareholder proposals requiring two candidates per board seat.
2.9	Filling Vacancies/Removal of Directors.
•	Vote AGAINST proposals that provide that directors may be removed only for cause.
•	Vote FOR proposals to restore shareholder ability to remove directors with or without cause.
•	Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.
•	Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.
2.10	Independent Chairman (Separate Chairman/CEO)
•	Generally vote FOR shareholder proposals requiring the position of chairman to be filled by an independent director unless there are compelling reasons to recommend against the proposal such as a counterbalancing governance structure. This should include all of the following:
-	designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties;
-	two-thirds independent board;
-	all-independent key committees;
-	established governance guidelines;
-	the company should not have underperformed its peers and index on a one-year and three-year basis, unless there has been a change in the Chairman/CEO position within that time (performance will be measured according to shareholder returns against index and peers from the performance summary table);
-	the company does not have any problematic governance or management issues, examples of which include, but are not limited to:
■	egregious compensation practices;
■	multiple related-party transactions or other issues putting director independence at risk;
■	corporate and/or management scandal;
■	excessive problematic corporate governance provisions; or
■	flagrant actions by management or the board with potential or realized negative impacts on shareholders.
2.11	Majority of Independent Directors/Establishment of Committees
•	Vote FOR shareholder proposals asking that a majority of directors be independent but vote CASE-BY-CASE on proposals that more than a majority of directors be independent. NYSE and NASDAQ already require that listed companies have a majority of independent directors.
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•	Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.
•	For purposes of Special Purpose Acquisition Corporations (SPAC), when a former CEO of a SPAC company serves on the board of an acquired company, that director will generally be classified as independent unless determined otherwise taking into account the following factors:
-	the applicable listing standards determination of such director's independence;
-	any operating ties to the firm; and
-	if there are any other conflicting relationships or related party transactions.
•	A director who is a party to an agreement to vote in line with management on proposals being brought to a shareholder vote shall be classified as an affiliated outside director. However, when dissident directors are parties to a voting agreement pursuant to a settlement arrangement, such directors shall be classified as independent unless determined otherwise taking into account the following factors:
-	the terms of the agreement;
-	the duration of the standstill provision in the agreement;
-	the limitations and requirements of actions that are agreed upon;
-	if the dissident director nominee(s) is subject to the standstill; and
-	if there are any conflicting relationships or related party transactions.
2.12	Require More Nominees than Open Seats
•	Vote AGAINST shareholder proposals that would require a company to nominate more candidates than the number of open board seats.
2.13	Open Access
•	Vote CASE-BY-CASE on shareholder proposals asking for open access taking into account the ownership threshold specified in the proposal and the proponent's rationale for targeting the company in terms of board and director conduct.
2.14	Stock Ownership Requirements
•	Vote on a CASE-BY-CASE basis on shareholder proposals that mandate a minimum amount of stock that a director must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is favored, the company should determine the appropriate ownership requirement.
•	Vote on a CASE-BY-CASE basis on shareholder proposals asking companies to adopt holding periods or retention ratios for their executives, taking into account:
•	actual officer stock ownership and the degree to which it meets or exceeds the proponent's suggested holding period/retention ratio or the company's own stock ownership or retention requirements.
•	problematic pay practices, current and past.
2.15	Age or Term Limits
•	Vote AGAINST shareholder or management proposals to limit the tenure of directors either through term limits or mandatory retirement ages. OFI views as management decision.
3.0 PROXY CONTESTS
3.1	Voting for Director Nominees in Contested Elections
•	Votes in a contested election of directors must be evaluated on a CASE-BY-CASE basis considering the following factors:
-	long-term financial performance of the target company relative to its industry;
-	management's track record;
-	background to the proxy contest;
-	qualifications of director nominees (both slates);
-	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and
-	stock ownership position.
3.2	Reimbursing Proxy Solicitation Expenses
•	Voting to reimburse proxy solicitation expenses should be analyzed on a CASE-BY-CASE basis. In cases, which OFI recommends in favor of the dissidents, OFI also recommends voting for reimbursing proxy solicitation expenses.
3.3	Confidential Voting
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•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators and use independent inspectors of election.
4.0 ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES
4.1	Advance Notice Requirements for Shareholder Proposals/Nominations.
•	Votes on advance notice proposals are determined on a CASE-BY-CASE basis, generally giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.
4.2	Amend Bylaws without Shareholder Consent
•	Vote AGAINST proposals giving the board exclusive authority to amend the bylaws.
•	Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.
4.3	Poison Pills
•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a shareholder rights plan (poison pill).
•	Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it.
•	Vote FOR shareholder proposals asking that any future pill be put to a shareholder vote.
•	Votes regarding management proposals to ratify a poison pill should be determined on a CASE-BY-CASE basis. Ideally, plans should embody the following attributes:
-	20% or higher flip-in or flip-over;
-	two to three-year sunset provision;
-	no dead-hand, slow-hand, no-hand or similar features;
-	shareholder redemption feature-if the board refuses to redeem the pill 90 days after an offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill;
-	considerations of the company's existing governance structure including: board independence, existing takeover defenses, and any problematic governance concerns;
-	for management proposals to adopt a poison pill for the stated purpose of preserving a company's net operating losses ("NOL pills"), the following factors will be considered:
the trigger (NOL pills generally have a trigger slightly below 5%);
the value of the NOLs;
the term;
shareholder protection mechanisms (sunset provision, causing expiration of the pill upon exhaustion or expiration of NOLs); and
 other factors that may be applicable.
4.4	Net Operating Loss (NOL) Protective Amendments
•	OFI will evaluate amendments to the company's NOL using the same criteria as a NOL pill.
4.5	Shareholder Ability to Act by Written Consent
•	Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.
•	Generally vote FOR proposals that remove restrictions on or provide the right of shareholders to act by written consent independently of management taking into account the company's specific governance provisions including right to call special meetings, poison pills, vote standards, etc. on a CASE-BY-CASE basis.
4.6	Shareholder Ability to Call Special Meetings
•	Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.
•	Generally vote FOR proposals that remove restrictions on or provide the right of shareholders to call special meetings and act independently of management taking into account the company's specific governance provisions.
4.7	Establish Shareholder Advisory Committee
•	Vote on a CASE-BY-CASE basis.
4.8	Supermajority Vote Requirements
•	Vote AGAINST proposals to require a supermajority shareholder vote.
•	Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE.
5.0 Mergers and Corporate Restructurings
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5.1	Appraisal Rights
•	Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.
5.2	Asset Purchases
•	Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:
-	purchase price;
-	fairness opinion;
-	financial and strategic benefits;
-	how the deal was negotiated;
-	conflicts of interest;
-	other alternatives for the business; and
-	non-completion risk.
5.3	Asset Sales
•	Vote CASE-BY-CASE on asset sale proposals, considering the following factors:
-	impact on the balance sheet/working capital;
-	potential elimination of diseconomies;
-	anticipated financial and operating benefits;
-	anticipated use of funds;
-	value received for the asset;
-	fairness opinion;
-	how the deal was negotiated; and
-	conflicts of interest.
5.4	Bundled Proposals
•	Review on a CASE-BY-CASE basis on bundled or "conditioned" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote against the proposals. If the combined effect is positive, support such proposals.
5.5	Conversion of Securities
•	Votes on proposals regarding conversion of securities are determined on a CASE-BY-CASE basis. When evaluating these proposals, the investor should review the dilution to existing shareholders, the conversion price relative to the market value, financial issues, control issues, termination penalties, and conflicts of interest.
•	Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.
5.6	Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy Plans/Reverse Leveraged Buyouts/Wrap Plans
•	Votes on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan are determined on a CASE-BY-CASE basis, taking into consideration the following:
-	dilution to existing shareholders' position;
-	terms of the offer;
-	financial issues;
-	management's efforts to pursue other alternatives;
-	control issues; and
-	conflicts of interest.
•	Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.
5.7	Formation of Holding Company
•	Votes on proposals regarding the formation of a holding company should be determined on a CASE-BY-CASE basis, taking into consideration the following:
-	the reasons for the change;
-	any financial or tax benefits;
-	regulatory benefits;
-	increases in capital structure; and
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-	changes to the articles of incorporation or bylaws of the company.
•	Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:
-	increases in common or preferred stock in excess of the allowable maximum as calculated by the RMG Capital Structure Model; and/or
-	adverse changes in shareholder rights.
5.8	Going Private Transactions (LBOs, Minority Squeezeouts) and Going Dark Transactions
•	Vote on going private transactions on a CASE-BY-CASE basis, taking into account the following:
-	offer price/premium;
-	fairness opinion;
-	how the deal was negotiated;
-	conflicts of interests;
-	other alternatives/offers considered; and
-	non-completion risk.
•	Vote CASE-BY-CASE on going dark transactions, determining whether the transaction enhances shareholder value by taking into consideration:
-	whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);
-	cash-out value;
-	whether the interests of continuing and cashed-out shareholders are balanced; and
-	the market reaction to public announcement of the transaction.
5.9	Joint Venture
•	Votes on a CASE-BY-CASE basis on proposals to form joint ventures, taking into account the following:
-	percentage of assets/business contributed;
-	percentage of ownership;
-	financial and strategic benefits;
-	governance structure;
-	conflicts of interest;
-	other alternatives; and
-	non-completion risk.
5.10	Liquidations
•	Votes on liquidations should be made on a CASE-BY-CASE basis after reviewing management's efforts to pursue other alternatives, appraisal value of assets, and the compensation plan for executives managing the liquidation.
•	Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.
5.11	Mergers and Acquisitions/Issuance of Shares to Facilitate Merger or Acquisition
•	Votes on mergers and acquisitions should be considered on a CASE-BY-CASE basis, determining whether the transaction enhances shareholder value by giving consideration to the following:
-	prospects of the combined company anticipated financial and operating benefits;
-	offer price (premium or discount);
-	fairness opinion;
-	how the deal was negotiated;
-	changes in corporate governance;
-	changes in the capital structure; and
-	conflicts of interest.
5.12	Private Placements/Warrants/Convertible Debenture
•	Votes on proposals regarding private placements should be determined on a CASE-BY-CASE basis. When evaluating these proposals the invest should review:
-	dilution to existing shareholders' position;
-	terms of the offer;
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-	financial issues;
-	management's efforts to pursue other alternatives;
-	control issues; and
-	conflicts of interest.
•	Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.
5.13	Spinoffs
•	Votes on spinoffs should be considered on a CASE-BY-CASE basis depending on:
-	tax and regulatory advantages;
-	planned use of the sale proceeds;
-	valuation of spinoff;
-	fairness opinion;
-	benefits to the parent company;
-	conflicts of interest;
-	managerial incentives;
-	corporate governance changes; and
-	changes in the capital structure.
5.14	Value Maximization Proposals
•	Votes on a CASE-BY-CASE basis on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors: prolonged poor performance with no turnaround in sight, signs of entrenched board and management, strategic plan in place for improving value, likelihood of receiving reasonable value in a sale or dissolution and whether the company is actively exploring its strategic options, including retaining a financial advisor.
5.15	Severance Agreements that are Operative in Event of Change in Control
•	Review CASE-BY-CASE, with consideration give to RMG "transfer-of-wealth" analysis. (See section 8.2).
5.16	Special Purpose Acquisition Corporations (SPACs)
•	Vote on mergers and acquisitions involving SPAC will be voted on a CASE-BY-CASE using a model developed by RMG which takes in consideration:
-	valuation;
-	market reaction;
-	deal timing;
-	negotiations and process;
-	conflicts of interest;
-	voting agreements; and
-	governance.
6.0 STATE OF INCORPORATION
6.1	Control Share Acquisition Provisions
•	Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.
•	Vote AGAINST proposals to amend the charter to include control share acquisition provisions.
•	Vote FOR proposals to restore voting rights to the control shares.
6.2	Control Share Cashout Provisions
•	Vote FOR proposals to opt out of control share cashout statutes.
6.3	Disgorgement Provisions
•	Vote FOR proposals to opt out of state disgorgement provisions.
6.4	Fair Price Provisions
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•	Vote proposals to adopt fair price provisions on a CASE-BY-CASE basis, evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.
•	Generally vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.
6.5	Freezeout Provisions
•	Vote FOR proposals to opt out of state freezeout provisions.
6.6	Greenmail
•	Vote FOR proposals to adopt anti-greenmail charter of bylaw amendments or otherwise restrict a company's ability to make greenmail payments.
•	Review on a CASE-BY-CASE basis on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.
6.7	Reincorporation Proposals
•	Proposals to change a company's state of incorporation should be evaluated on a CASE-BY-CASE basis, giving consideration to both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, and a comparison of the jurisdictional laws.
•	Vote FOR reincorporation when the economic factors outweigh any neutral or negative governance changes.
6.8	Stakeholder Provisions
•	Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.
6.9	State Anti-takeover Statutes
•	Review on a CASE-BY-CASE basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).
7.0 CAPITAL STRUCTURE
7.1	Adjustments to Par Value of Common Stock
•	Vote FOR management proposals to reduce the par value of common stock.
7.2	Common Stock Authorization
•	Votes on proposals to increase the number of shares of common stock authorized for issuance are determined on a CASE-BY-CASE basis using a model developed by RMG which considers the following factors:
-	specific reasons/rationale for the proposed increase;
-	the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics' quantitative model;
-	the board's governance structure and practices; and
-	risks to shareholders of not approving the request.
•	Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights. Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.
7.3	Dual-Class Stock
•	Vote AGAINST proposals to create a new class of common stock with superior voting rights.
•	Vote FOR proposals to create a new class of non-voting or sub-voting common stock if:
-	it is intended for financing purposes with minimal or no dilution to current shareholders; and
-	it is not designed to preserve the voting power of an insider or significant shareholder.
7.4	Issue Stock for Use with Rights Plan
•	Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).
7.5	Preemptive Rights
•	Review on a CASE-BY-CASE basis on shareholder proposals that seek preemptive rights. In evaluating proposals on preemptive right, consider the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.
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7.6	Preferred Stock
•	OFI will vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance using a model developed by ISS, taking into account company-specific factors including past board performance and governance structure as well as whether the stock is "blank check" (preferred stock with unspecified voting, conversion, dividend distribution, and other rights) or "declawed" (preferred stock that cannot be used as takeover defense).
7.7	Recapitalization
•	Votes CASE-BY-CASE on recapitalizations (reclassification of securities), taking into account the following:
-	more simplified capital structure;
-	enhanced liquidity;
-	fairness of conversion terms;
-	impact on voting power and dividends;
-	reasons for the reclassification;
-	conflicts of interest; and
-	other alternatives considered.
7.8	Reverse Stock Splits
•	Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.
•	Vote FOR management proposals to implement a reverse stock split to avoid delisting.
•	Votes on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue should be determined on a CASE-BY-CASE basis using a model developed by RMG.
7.9	Share Purchase Programs
•	Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.
7.10	Stock Distributions: Splits and Dividends
•	Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by RMG.
7.11	Tracking Stock
•	Votes on the creation of tracking stock are determined on a CASE-BY-CASE basis, weighing the strategic value of the transaction against such factors as: adverse governance changes, excessive increases in authorized capital stock, unfair method of distribution, diminution of voting rights, adverse conversion features, negative impact on stock option plans, and other alternatives such as spinoff.
8.0 EXECUTIVE AND DIRECTOR COMPENSATION
8.1	Equity-based Compensation Plans
•	Vote compensation proposals on a CASE-BY-CASE basis.
•	OFI analyzes stock option plans, paying particular attention to their dilutive effect. OFI opposes compensation proposals that OFI believes to be excessive, with consideration of factors including the company's industry, market capitalization, revenues and cash flow.
•	Vote AGAINST equity proposal and compensation committee members if any of the following factors apply:
-	the total cost of the company's equity plans is unreasonable;
-	the plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;
-	the CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company's performance where over 50 percent of the year-over-year increase is attributed to equity awards;
-	the plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or
-	the plan is a vehicle for poor pay practices.
•	For Real Estate Investment Trusts (REITs), common shares issuable upon conversion of outstanding Operating Partnership (OP) units will be included in the share count for the purposes of determining: (1) market capitalization in the Shareholder Value Transfer (SVT) analysis and (2) shares outstanding in the burn rate analysis.
8.2	Director Compensation
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•	Vote CASE-BY-CASE on stock plans or non-cash compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap. On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans will exceed the allowable cap.
•	Vote FOR the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:
-	director stock ownership guidelines with a minimum of three times the annual cash retainer;
-	vesting schedule or mandatory holding/deferral period:
■	a minimum vesting of three years for stock options or restricted stock; or
■	deferred stock payable at the end of a three-year deferral period;
-	mix between cash and equity:
■	a balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or
■	if the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship;
-	no retirement/benefits and perquisites provided to non-employee directors; and
-	detailed disclosure provided on cash and equity compensation delivered to each non-employee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.
8.3	Bonus for Retiring Director
•	Examine on a CASE-BY CASE basis. Factors we consider typically include length of service, company's accomplishments during the Director's tenure, and whether we believe the bonus is commensurate with the Director's contribution to the company.
8.4	Cash Bonus Plan
•	Consider on a CASE-BY-CASE basis. In general, OFI considers compensation questions such as cash bonus plans to be ordinary business activity. While we generally support management proposals, we oppose compensation proposals we believe are excessive.
8.5	Stock Plans in Lieu of Cash
•	Generally vote FOR management proposals, unless OFI believe the proposal is excessive.
•	In casting its vote, OFI reviews the RMG recommendation per a "transfer of wealth" binomial formula that determines an appropriate cap for the wealth transfer based upon the company's industry peers.
•	Vote FOR plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock are determined on a CASE-BY-CASE basis.
•	Vote FOR plans which provide a dollar-for-dollar cash for stock exchange.
8.6	Pre-Arranged Trading Plans (10b5-1 Plans)
•	Generally vote FOR shareholder proposals calling for certain principles regarding the use of prearranged trading plans (10b5-1 plans) for executives. These principles include:
-	adoption, amendment, or termination of a 10b5-1 Plan must be disclosed within two business days in a Form 8-K;
-	amendment or early termination of a 10b5-1 Plan is allowed only under extraordinary circumstances, as determined by the board;
-	ninety days must elapse between adoption or amendment of a 10b5-1 Plan and initial trading under the plan;
-	reports on Form 4 must identify transactions made pursuant to a 10b5-1 Plan;
-	an executive may not trade in company stock outside the 10b5-1 Plan; and
-	trades under a 10b5-1 Plan must be handled by a broker who does not handle other securities transactions for the executive.
8.7	Management Proposals Seeking Approval to Reprice Options
•	Votes on management proposals seeking approval to exchange/reprice options are evaluated on a CASE-BY-CASE basis giving consideration to the following:
-	historic trading patterns;
-	rationale for the repricing;
-	value-for-value exchange;
-	option vesting;
-	term of the option;
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-	exercise price; and
-	participation.
Transfer Stock Option (TSO) Programs
•	Vote FOR if One-time Transfers:
-	executive officers and non-employee directors are excluded from participating;
-	stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models;
-	there is a two-year minimum holding period for sale proceeds.
•	Vote AGAINST equity plan proposals if the details of ongoing TSO programs are not provided to shareholders.
8.8	Employee Stock Purchase Plans
Qualified Plans
•	Votes on employee stock purchase plans should be determined on a CASE-BY-CASE basis.
•	Votes FOR employee stock purchase plans where all of the following apply:
-	purchase price is at least 85% of fair market value;
-	offering period is 27 months or less; and
-	the number of shares allocated to the plan is 10% or less of the outstanding shares.
•	Votes AGAINST employee stock purchase plans where any of the following apply:
-	purchase price is at least 85% of fair market value;
-	offering period is greater than 27 months; and
-	the number of shares allocated to the plan is more than 10% of the outstanding shares.
Non-Qualified Plans
•	Vote FOR nonqualified employee stock purchase plans with all the following features:
-	broad-based participation;
-	limits on employee contribution;
-	company matching contribution up to 25 percent;
-	no discount on the stock price on the date of purchase.
8.9	Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related Compensation Proposals)
•	Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).
•	Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.
•	Votes to amend existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) should be considered on a CASE-BY-CASE basis using a proprietary, quantitative model developed by RMG.
•	Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.
•	Vote AGAINST proposals if the compensation committee does not fully consist of independent outsiders, as defined in RMG's definition of director independence.
8.10	Employee Stock Ownership Plans (ESOPs)
•	Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than 5% of outstanding shares).
8.11	Shareholder Proposal to Submit Executive Compensation to Shareholder Vote
•	Vote on a CASE-BY-CASE basis.
8.12	Advisory Vote on Executive Compensation (Say-on-Pay) Management Proposal
•	Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.
-	Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:
■	There is a misalignment between CEO pay and company performance (pay for performance);
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■	The company maintains problematic pay practices;
■	The board exhibits poor communication and responsiveness to shareholders.
-	Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:
■	Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A);
■	Evaluation of peer group benchmarking used to set target pay or award opportunities; and
■	Balance of performance-based versus non-performance-based pay.
•	Frequency of Advisory Vote on Executive Compensation (Management "Say on Pay")
-	Vote FOR annual advisory votes on compensation, which provide the most consistent and clear communication channel for shareholder concerns about companies' executive pay programs.
8.13	401(k) Employee Benefit Plans
•	Vote FOR proposals to implement a 401(k) savings plan for employees.
8.14	Shareholder Proposals Regarding Executive and Director Pay
•	Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.
•	Generally vote FOR shareholder proposals seeking disclosure regarding the company's, board's, or committee's use of compensation consultants, such as company name, business relationship(s) and fees paid.
•	Vote WITH MANAGEMENT on shareholder proposals requiring director fees be paid in stock only.
•	Vote FOR shareholder proposals to put option repricings to a shareholder vote.
•	Vote on a CASE-BY-CASE basis for all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.
8.15	Performance-Based Stock Options
•	Generally vote FOR shareholder proposals advocating the use of performance-based stock options (indexed, premium-priced, and performance-vested options), unless:
-	the proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options); or
-	the company demonstrates that it is using a substantial portion of performance-based awards for its top executives.
8.16	Pay-for-Performance
•	Generally vote FOR shareholder proposals that align a significant portion of total compensation of senior executives to company performance. In evaluating the proposals, the following factors will be analyzed:
-	What aspects of the company's short-term and long-term incentive programs are performance-driven?
-	Can shareholders assess the correlation between pay and performance based on the company's disclosure?
-	What type of industry does the company belong to?
-	Which stage of the business cycle does the company belong to?
8.17	Pay-for-Superior-Performance Standard
•	Generally vote FOR shareholder proposals based on a case-by-case analysis that requests the board establish a pay-for-superior-performance standard in the company's executive compensation plan for senior executives.
8.18	Golden Parachutes and Executive Severance Agreements
•	Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.
•	Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include the following:
-	the parachute should be less attractive than an ongoing employment opportunity with the firm;
-	the triggering mechanism should be beyond the control of management;
-	the amount should not exceed three times base salary plus guaranteed benefits; and
-	change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.
•	Voting on Golden Parachutes in an Acquisition, Merger, Consolidation, or Proposed Sale
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-	If presented as a separate voting item, OFI will apply the same policy as above.
-	In cases where the golden parachute vote is incorporated into a company's separate advisory vote on compensation ("management say on pay"), OFI will evaluate the "say on pay" proposal in accordance with these guidelines, which may give higher weight to that component of the overall evaluation.
8.19	Pension Plan Income Accounting
•	Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.
8.20	Supplemental Executive Retirement Plans (SERPs)
•	Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreement to a shareholder vote unless the company's executive pension plans do not contain excessive benefits beyond what it offered under employee-wide plans.
•	Generally vote FOR shareholder proposals requesting to limit the executive benefits provided under the company's supplemental executive retirement plan (SERP) by limiting covered compensation to a senior executive's annual salary and excluding all incentive or bonus pay from the plan's definition of covered compensation used to establish such benefits.
8.21	Claw-back of Payments under Restatements
•	Vote on a CASE-BY-CASE basis on shareholder proposals requesting clawbacks or recoupment of bonuses or equity, considering factors such as:
-	the coverage of employees, whether it applies to all employees, senior executives or only employees committing fraud which resulted in the restatement;
-	the nature of the proposal where financial restatement is due to fraud;
-	whether or not the company has had material financial problems resulting in chronic restatements; and/or
-	the adoption of a robust and formal bonus/equity recoupment policy.
•	If a company's bonus recoupment policy provides overly broad discretion to the board in recovering compensation, generally vote FOR the proposal.
•	If the proposal seeks bonus recoupment from senior executives or employees committing fraud, generally vote FOR the proposal.
8.22	Tax Gross-Up Proposals
•	Generally vote FOR shareholder proposals calling for companies to adopt a policy of not providing tax gross-up payments, except in limited situations for broadly accepted business practices, such as reasonable relocation or expatriate tax equalization arrangements applicable to substantially all or a class of management employees of the company.
8.23	Bonus Banking/Bonus Banking "Plus"
•	Vote CASE-BY-CASE on proposals seeking deferral of a portion of annual bonus pay, with ultimate payout linked to sustained results for the performance metrics on which the bonus was earned, taking into account the company's past practices regarding equity and cash compensation, whether the company has a holding period or stock ownership requirements in place, and whether the company has a rigorous claw-back policy in place.
8. 24	Golden Coffins/Executive Death Benefits
•	Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.
8.25	Eliminate Accelerated Vesting of Unvested Equity
•	Generally vote FOR proposals seeking a policy that prohibits acceleration of the vesting of equity awards to senior executives in the event of a change in control (except for pro rata vesting considering the time elapsed and attainment of any related performance goals between the award date and the change in control).
9.0 SOCIAL, POLITICAL AND ENVIRONMENTAL ISSUES
In the case of social, political and environmental responsibility issues, OFI will generally ABSTAIN where there could be a detrimental impact on share value or where the perceived value if the proposal was adopted is unclear or unsubstantiated.
•	OFI will only vote "FOR" a proposal that would clearly:
-	have a discernable positive impact on short-term or long-term share value; or
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-	have a presently indiscernible impact on short or long-term share value but promotes general long-term interests of the company and its shareholders, such as:
■	prudent business practices which support the long-term sustainability of natural resources within the company's business lines, including reasonable disclosure on environmental policy issues that are particularly relevant to the company's business;
■	reasonable and necessary measures to mitigate business operations from having disproportionately adverse impacts on the environment, absent which could potentially lead to onerous government sanctions, restrictions, or taxation regimes, major customer backlash, or other significant negative ramifications.
In the evaluation of social, political, and environmental proposals, the following factors may be considered:
•	what percentage of sales, assets and earnings will be affected;
•	the degree to which the company's stated position on the issues could affect its reputation or sales, leave it vulnerable to boycott, selective purchasing, government sanctions, viable class action or shareholder derivative lawsuits;
•	whether the issues presented should be dealt with through government or company-specific action;
•	whether the company has already responded in some appropriate manner to the request embodied in the proposal;
•	whether the company's analysis and voting recommendation to shareholders is persuasive;
•	what other companies have done in response to the issue;
•	whether the proposal itself is well framed and reasonable;
•	whether implementation of the proposal would achieve the objectives sought in the proposal;
•	whether the subject of the proposal is best left to the discretion of the board;
•	whether the requested information is available to shareholders either from the company or from a publicly available source; and
•	whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.
OPPENHEIMER FUNDS INTERNATIONAL POLICY GUIDELINES
These international voting guidelines shall apply in non-US markets only as a supplement to the general OFI voting guidelines. The general guidelines shall be applied to the greatest extent possible in non-US markets, taking into account best market practice, with the overall goal of maximizing the primary principles of board accountability and independence and protection of shareholder rights. In cases where the international guidelines and the primary guidelines conflict, the international guidelines shall take precedence for non-US market proposals. If the international guidelines do not cover the subject matter of a non-US market proposal, the primary guidelines should be followed.
1.0	OPERATIONAL ITEMS
1.1.1	Routine Items
•	Vote FOR proposals to Open Meeting, Close Meeting, Allow Questions, Elect Chairman of Meeting, Prepare and Approve List of Shareholders, Acknowledge Proper Convening of Meeting, and other routine procedural proposals.
1.1.2	Financial Results/Director and Auditor Reports
●	Vote FOR approval of financial statements and director and auditor reports, unless:
-	there are material concerns about the financials presented or audit procedures used; or
-	the company is not responsive to shareholder questions about specific items that should be publicly disclosed.
1.1.3	Allocation of Income and Dividends
●	Vote FOR approval of allocation of income and distribution of dividends, unless:
-	the dividend payout ratio has been consistently below 30% without an adequate explanation; or
-	the payout ratio is excessive given the company's financial position.
1.1.4	Stock (Scrip) Dividend Alternative
●	Vote FOR reasonable stock (scrip) dividend proposals that allow for cash options.
●	Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.
1.1.5	Lower Disclosure Threshold for Stock Ownership
●	Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5% unless compelling reasons exist to implement a lower threshold.
1.2	Appointment of Internal Statutory Auditors
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●	Vote FOR the appointment and reelection of statutory auditors, unless:
-	there are serious concerns about the statutory reports presented or the audit procedures used;
-	questions exist concerning any of the statutory auditors being appointed; or
-	the auditors have previously served the company is an executive capacity or can otherwise be considered affiliated with the company.
1.3	Remuneration of Auditors
●	Vote FOR proposals to authorize the board to determine the remuneration of auditors, unless there is evidence of excessive compensation relative to the size and nature of the company or the scope of the services provided.
1.4	Indemnification of Auditors
●	Vote AGAINST proposals to indemnify auditors.
2.0	THE BOARD OF DIRECTORS
2.1	Discharge of Board and Management
●	Vote FOR discharge from responsibility of the board and management, unless:
-	there are serious questions about actions of the board or management for the year in questions, including reservations from auditors; or
-	material legal or regulatory action is being taken against the company or the board by shareholders or regulators.
2.2	Voting on Director Nominees
●	Vote on director nominees should be made on a CASE-BY-CASE basis, taking into account company practices, corporate governance codes, disclosure, and best practices, examining factors such as:
-	Composition of the board and key board committees;
-	Long-term company performance relative to a market index;
-	Corporate governance provisions and takeover activity; and
-	Company practices and corporate governance codes.
●	There are some actions by directors that should result in votes being WITHHELD/AGAINST (whichever vote option is applicable on the ballot). Such instances generally fall into the following categories:
-	The board fails to meet minimum corporate governance standards;
-	Adequate disclosure has not been provided in a timely manner;
-	There are clear concerns over questionable finances or restatements;
-	There have been questionable transactions with conflicts of interest;
-	There are any records of abuses against minority shareholder interests;
-	There are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities;
-	Material failures of governance, stewardship, risk oversight, or fiduciary responsibilities at the company;
-	Failure to replace management as appropriate; or
-	Egregious actions related to the director(s)' service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.
4.0	ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES
4.1	Poison Pills
●	Votes on poison pills or shareholder rights plans, are determined on a CASE-BY-CASE basis. A plan is supportable if its scope is limited to the following two purposes and it conforms to 'new generation' rights plan guidelines:
-	to give the board more time to find an alternative value enhancing transaction; and
-	to ensure the equal treatment of shareholders.
●	Vote AGAINST plans that go beyond this purpose by giving discretion to the board to either:
-	determine whether actions by shareholders constitute a change in control;
-	amend material provisions without shareholder approval;
-	interpret other provisions;
-	redeem the plan without a shareholder vote; or
-	prevent a bid from going to shareholders.
●	Vote AGAINST plans that have any of the following characteristics:
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-	unacceptable key definitions;
-	flip-over provision;
-	permitted bid period greater than 60 days;
-	maximum triggering threshold set at less than 20% of outstanding shares;
-	does not permit partial bids;
-	bidder must frequently update holdings;
-	requirement for a shareholder meeting to approve a bid; or
-	requirement that the bidder provide evidence of financing.
●	In addition to the above, a plan must include:
-	an exemption for a "permitted lock up agreement";
-	clear exemptions for money managers, pension funds, mutual funds, trustees and custodians who are not making a takeover bid; and
-	exclude reference to voting agreements among shareholders.
4.2	Renew Partial Takeover Provision
●	Vote FOR proposals to renew partial takeover provision.
4.3	Depositary Receipts and Priority Shares
●	Vote on a CASE-BY-CASE basis on the introduction of depositary receipts.
●	Vote AGAINST the introduction of priority shares.
4.4	Issuance of Free Warrants
●	Vote AGAINST the issuance of free warrants.
4.5	Defensive Use of Share Issuances
●	Vote AGAINST management requests to issue shares in the event of a takeover offer or exchange bid for the company's shares.
5.0	MERGERS AND CORPORATE RESTRUCTURINGS
5.1	Mandatory Takeover Bid Waivers
●	Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.
5.2	Related-Party Transactions
●	In evaluating resolutions that seek shareholder approval on related-party transactions (RPTs), vote on a CASE-BY-CASE basis, considering factors including, but not limited to, the parties, assets, and pricing of the transactions.
5.3	Expansion of Business Activities
●	Vote favorable expansion of business lines WITH MANAGEMENT unless the proposed new business takes the company into endeavors that are not justified from a shareholder risk/reward perspective. If the risk/reward is unclear, vote on a CASE-BY-CASE basis.
7.0	CAPITAL STRUCTURE
7.1	Pledge of Assets for Debt
●	OFI will consider these proposals on a CASE-BY-CASE basis. Generally, OFI will support increasing the debt-to-equity ratio to 100%. Any increase beyond 100% will require further assessment, with a comparison of the company to its industry peers or country of origin.
-	In certain foreign markets, such as France, Latin America and India, companies often propose to pledge assets for debt, or seek to issue bonds which increase debt-to-equity ratios up to 300%.
7.2	Increase in Authorized Capital
●	Vote FOR nonspecific proposals to increase authorized capital up to 100% over the current authorization unless the increase would leave the company with less than 30% of its new authorization outstanding.
●	Vote FOR specific proposals to increase authorized capital to any amount, unless:
-	the specific purpose of the increase (such as a share-based acquisition or merger) does not meet OFI guidelines for the purpose being proposed; or
-	the increase would leave the company with less than 30% of its new authorization outstanding after adjusting for all proposed issuances.
●	Vote AGAINST proposals to adopt unlimited capital authorization.
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7.3	Share Issuance Requests
●	General issuance requests under both authorized and conditional capital systems allow companies to issue shares to raise funds for general financing purposes. Issuances can be carried out with or without preemptive rights. Corporate law in many countries recognizes preemptive rights and requires shareholder approval for the disapplication of such rights.
●	Vote FOR issuance requests with preemptive rights to a maximum of 100% over currently issued capital.
●	Vote FOR issuance requests without preemptive rights to a maximum of 20% of currently issued capital.
7.4	Reduction of Capital
●	Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders. Examples of routine capital reduction proposals found overseas include:
-	reduction in the stated capital of the company's common shares to effect a reduction in a company's deficit and create a contributed surplus. If net assets are in danger of falling below the aggregate of a company's liabilities and stated capital, some corporate law statutes prohibit the company from paying dividends on its shares.
-	Reduction in connection with a previous buyback authorization, as typically seen in Scandinavia, Japan, Spain, and some Latin American markets. In most instances, the amount of equity that may be cancelled is usually limited to 10% by national law.
●	Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis, considering individual merits of each request.
7.5	Convertible Debt Issuance Requests
●	Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets the above guidelines on equity issuance requests.
7.6	Debt Issuance Requests (Non-convertible)
●	When evaluating a debt issuance request, the issuing company's present financial situation is examined. The main factor for analysis is the company's current debt-to-equity ratio, or gearing level. A high gearing level may incline markets and financial analysts to downgrade the company's bond rating, increasing its investment risk factor in the process. A gearing level up to100% is considered acceptable.
●	Vote FOR debt issuances for companies when the gearing level is between zero and 100%.
●	Proposals involving the issuance of debt that result in the gearing level being greater than 100% are considered on a CASE-BY-CASE basis. Any proposed debt issuance is compared to industry and market standards.
7.7	Reissuance of Shares Repurchased
●	Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the recent past.
7.8	Capitalization of Reserves for Bonus Issues/Increase in Par Value
●	Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.
7.9	Control and Profit Agreements/Affiliation Agreements with Subsidiaries
●	Vote FOR management proposals to approve control and profit transfer agreements between a parent and its subsidiaries.
8.0	EXECUTIVE AND DIRECTOR COMPENSATION
8.1	Director Remuneration
●	Vote FOR proposals to award cash fees to non-executive directors, unless the amounts are excessive relative to other companies in the country or industry.
●	Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.
●	Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.
●	Vote AGAINST proposals to introduce retirement benefits for non-executive directors.
8.2	Retirement Bonuses for Directors and Statutory Auditors
●	Vote AGAINST the payment of retirement bonuses to directors and statutory auditors when one or more of the individuals to whom the grants are being proposed has not served in an executive capacity for the company or where one or more of the individuals to whom the grants are being proposed has not served in their current role with the company for the last five consecutive years.
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●	Vote AGAINST the payment of retirement bonuses to any directors or statutory auditors who have been designated by the company as independent.

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA, INC.

SCHRODER INVESTMENT MANAGEMENT NORTH AMERICA INC. POLICY RELATING TO IDENTIFYING AND ACTING UPON CONFLICTS OF INTEREST IN CONNECTION WITH ITS PROXY VOTING OBLIGATIONS
This document sets forth Schroder Investment Management North America Inc.'s ("SIMNA's") policy with respect to proxy voting and its procedures to comply with Rule 206(4)-6 under the Investment Advisers Act of 1940 and Rule 30b1-4 under the Investment Company Act of 1940. Specifically, Rule 206(4)-6 requires that SIMNA:
•	Adopt and implement written policies and procedures reasonably designed to ensure that proxies are voted in the best interest of clients and
•	Disclose its proxy voting policies and procedures to clients and inform them how they may obtain information about how SIMNA voted proxies.
Rule 30b1-4 requires that the U.S. Mutual Funds for which SIMNA serves as an investment adviser (the "Funds"):
•	Disclose their proxy voting policies and procedures in their registration statements; and
•	Annually, file with the SEC and make available to shareholders their actual proxy voting.
(a) Proxy Voting General Principles
SIMNA will evaluate and usually vote for or against all proxy requests relating to securities held in any account managed by SIMNA (unless this responsibility has been retained by the client).
Proxies will be treated and evaluated with the same attention and investment skill as the trading of securities in the accounts.
Proxies will be voted in a manner that is deemed most likely to protect and enhance the longer term value of the security as an asset to the account.
Corporate Governance Committee
The Corporate Governance Committee for the Schroders Group consists of investment professionals and other officers and coordinates with SIMNA to ensure compliance with this proxy voting policy. The Committee meets on a periodic basis to review proxies voted, policy guidelines and to examine any issues raised, including a review of any votes cast in connection with controversial issues.
The procedure for evaluating proxy requests is as follows:
The Schroders' Group Corporate Governance Team (the "Team") provides an initial evaluation of the proxy request, seeks advice where necessary, especially from the U.S. small cap and mid cap product heads, and consults with portfolio managers who have invested in the company should a controversial issue arise.
When coordinating proxy-voting decisions, the Team generally adheres to the Group Environmental, Social & Governance Policy (the "Policy"), as revised from time to time. The Policy, which has been approved by the Corporate Governance Committee, sets forth Schroder Group positions on recurring issues and criteria for addressing non-recurring issues. The Policy is a part of these procedures and is incorporated herein by reference. The Corporate Governance Committee exercises oversight to assure that proxies are voted in accordance with the Policy and that any votes inconsistent with the Policy or against management are appropriately documented.
The Team uses Institutional Shareholder Services, Inc. ("ISS") to assist in voting proxies. ISS provides proxy research, voting and vote-reporting services. ISS's primary function is to apprise the Team of shareholder meeting dates of all securities holdings, translate proxy materials received from companies, provide associated research and provide considerations and recommendations for voting on particular proxy proposals. Although SIMNA may consider ISS's and others' recommendations on proxy issues, SIMNA bears ultimate responsibility for proxy voting decisions.
SIMNA may also consider the recommendations and research of other providers, including the National Association of Pension Funds' Voting Issues Service.
Conflicts
From time to time, proxy voting proposals may raise conflicts between the interests of SIMNA's clients and the interests of SIMNA and/or its employees. SIMNA has adopted this policy and procedures to ensure that decisions to vote the proxies are based on the clients' best interests.
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For example, conflicts of interest may arise when:
•	Proxy votes regarding non-routine matters are solicited by an issuer that, directly or indirectly, has a client relationship with SIMNA;
•	A proponent of a proxy proposal has a client relationship with SIMNA;
•	A proponent of a proxy proposal has a business relationship with SIMNA;
•	SIMNA has business relationships with participants in proxy contests, corporate directors or director candidates;
•	SIMNA is responsible for identifying proxy voting proposals that may present a material conflict of interest. If SIMNA receives a proxy relating to an issuer that raises a conflict of interest, the Team shall determine whether the conflict is "material" to any specific proposal included within the proxy. SIMNA (or the Team on behalf of SIMNA) will determine whether a proposal is material as follows:
•	Routine Proxy Proposals: Proxy proposals that are "routine" shall be presumed not to involve a material conflict of interest unless SIMNA has actual knowledge that a routine proposal should be treated as material. For this purpose, "routine" proposals would typically include matters such as uncontested election of directors, meeting formalities, and approval of an annual report/financial statements.
•	Routine Proxy Proposals: Proxy proposals that are "non-routine" will be presumed to involve a material conflict of interest, unless SIMNA determines that neither SIMNA nor its personnel have a conflict of interest or the conflict is unrelated to the proposal in question. For this purpose, "non-routine" proposals would typically include any contested matter, including a contested election of directors, a merger or sale of substantial assets, a change in the articles of incorporation that materially affects the rights of shareholders, and compensation matters for management (e.g., stock, option plans, retirement plans, profit-sharing or other special remuneration plans). If SIMNA determines that there is, or may be perceived to be, a conflict of interest when voting a proxy, SIMNA will address matters involving such conflicts of interest as follows:
A.	If a proposal is addressed by the Policy, SIMNA will vote in accordance with such Policy;
B.	If SIMNA believes it is in the best interests of clients to depart from the Policy, SIMNA will be subject to the requirements of C or D below, as applicable;
C.	If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, SIMNA may vote such proxy as it determines to be in the best interest of clients, without taking any action described in D below, provided that such vote would be against SIMNA's own interest in the matter (i.e., against the perceived or actual conflict). The rationale of such vote will be memorialized in writing; and
D.	If the proxy proposal is (1) not addressed by the Policy or (2) requires a case-by-case determination, and SIMNA believes it should vote in a way that may also benefit, or be perceived to benefit, its own interest, then SIMNA must take one of the following actions in voting such proxy: (a) vote in accordance with ISS' recommendation; (b) in exceptional cases, inform the client(s) of the conflict of interest and obtain consent to vote the proxy as recommended by SIMNA; or (c) obtain approval of the decision from the Chief Compliance Officer and the Chief Investment Officer (the rationale of such vote will be memorialized in writing). Where the director of a company is also a director of Schroders plc, SIMNA will vote in accordance with ISS' recommendation.
Record of Proxy Voting
SIMNA will maintain, or have available, written or electronic copies of each proxy statement received and of each executed proxy.
SIMNA will also maintain records relating to each proxy, including (i) the voting decision with regard to each proxy; and (ii) any documents created by SIMNA, the Team and/or the Proxy Committee, or others, that were material to making the voting decision; (iii) any decisions of the Chief Compliance Officer and the Chief Investment Officer.
SIMNA will maintain a record of each written request from a client for proxy voting information and its written response to any request (oral or written) from any client for proxy voting information.
Such records will be maintained for at least six years and may be retained electronically.
Additional Reports and Disclosures for the Funds
The Funds must disclose their policies and procedures for voting proxies in their Statement of Additional Information. In addition to the records required to be maintained by SIMNA, the following information will be made available to the Funds or their agent to enable the Funds to file Form N-PX under Rule 30b1-4:
For each matter on which a fund is entitled to vote:
•	Name of the issuer of the security;
•	Exchange ticker symbol;
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•	CUSIP number, if available;
•	Brief summary of the matter voted upon;
•	Source of the proposal, i.e., issuer or shareholder;
•	Whether the fund voted on the matter;
•	How the fund voted; and
•	Whether the fund voted with or against management.
Further, the Funds are required to make available to shareholders the Funds' actual proxy voting record. If requested, the most recently filed Form N-PX must be sent within three (3) days of receipt of the request.
September 2014

T. ROWE PRICE ASSOCIATES, INC.

PROXY VOTING POLICIES AND PROCEDURES
RESPONSIBILITY TO VOTE PROXIES
T. Rowe Price Associates, Inc., T. Rowe Price International Ltd, T. Rowe Price (Canada), Inc., T. Rowe Price Hong Kong Limited, and T. Rowe Price Singapore Private Ltd. (collectively, "T. Rowe Price") recognize and adhere to the principle that one of the privileges of owning stock in a company is the right to vote in the election of the company's directors and on matters affecting certain important aspects of the company's structure and operations that are submitted to shareholder vote. As an investment adviser with a fiduciary responsibility to its clients, T. Rowe Price analyzes the proxy statements of issuers whose stock is owned by the U.S.-registered investment companies which it sponsors and serves as investment adviser ("Price Funds") and by common trust funds, offshore funds, institutional and private counsel clients who have requested that T. Rowe Price be involved in the proxy process. T. Rowe Price has assumed the responsibility for voting proxies on behalf of the T. Rowe Price Funds and certain counsel clients who have delegated such responsibility to T. Rowe Price. In addition, T. Rowe Price makes recommendations regarding proxy voting to counsel clients who have not delegated the voting responsibility but who have requested voting advice. T. Rowe Price reserves the right to decline to vote proxies in accordance with client-specific voting guidelines.
T. Rowe Price has adopted these Proxy Voting Policies and Procedures ("Policies and Procedures") for the purpose of establishing formal policies and procedures for performing and documenting its fiduciary duty with regard to the voting of client proxies. This document is updated annually.
Fiduciary Considerations. It is the policy of T. Rowe Price that decisions with respect to proxy issues will be made in light of the anticipated impact of the issue on the desirability of investing in the portfolio company from the viewpoint of the particular client or Price Fund. Proxies are voted solely in the interests of the client, Price Fund shareholders or, where employee benefit plan assets are involved, in the interests of plan participants and beneficiaries. Our intent has always been to vote proxies, where possible to do so, in a manner consistent with our fiduciary obligations and responsibilities. Practicalities and costs involved with international investing may make it impossible at times, and at other times disadvantageous, to vote proxies in every instance.
Other Considerations. One of the primary factors T. Rowe Price considers when determining the desirability of investing in a particular company is the quality and depth of its management. We recognize that a company's management is entrusted with the day-to-day operations of the company, as well as its long-term direction and strategic planning, subject to the oversight of the company's board of directors. Accordingly, our proxy voting guidelines are not intended to substitute our judgment for management's with respect to the company's day-to-day operations. Rather, our proxy voting guidelines are designed to promote accountability of a company's management and board of directors to its shareholders; to align the interests of management with those of shareholders; and to encourage companies to adopt best practices in terms of their corporate governance. In addition to our proxy voting guidelines, we rely on a company's disclosures, its board's recommendations, a company's track record, country-specific best practices codes, our research providers and, most importantly, our investment professionals' views, in making voting decisions.
ADMINISTRATION OF POLICIES AND PROCEDURES
Proxy Committee. T. Rowe Price's Proxy Committee ("Proxy Committee") is responsible for establishing positions with respect to corporate governance and other proxy issues, including those involving corporate social responsibility issues. Certain delegated members of the Proxy Committee also review questions and respond to inquiries from clients and mutual fund shareholders pertaining to proxy issues. While the Proxy Committee sets voting guidelines and serves as a resource for T. Rowe Price portfolio management, it does not have proxy voting authority for any Price Fund or counsel client. Rather, this
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responsibility is held by the Chairperson of the Price Fund's Investment Advisory Committee or counsel client's portfolio manager.
Global Proxy Services Group. The Global Proxy Services Group is responsible for administering the proxy voting process as set forth in the Policies and Procedures.
Proxy Administrator. The Global Proxy Services Group will assign a Proxy Administrator who will be responsible for ensuring that all meeting notices are reviewed and important proxy matters are communicated to the portfolio managers for consideration.
Global Corporate Governance Analyst. Our Global Corporate Governance Analyst is responsible for reviewing the proxy agendas for all upcoming meetings and making company-specific recommendations to our global industry analysts and portfolio managers with regard to the voting decisions in their portfolios.
HOW PROXIES ARE REVIEWED, PROCESSED AND VOTED
In order to facilitate the proxy voting process, T. Rowe Price has retained Institutional Shareholder Services (ISS) as an expert in the proxy voting and corporate governance area. ISS specializes in providing a variety of fiduciary-level proxy advisory and voting services. These services include voting recommendations as well as vote execution, reporting, auditing and consulting assistance for the handling of proxy voting responsibility. In order to reflect T. Rowe Price's issue-by-issue voting guidelines as approved each year by the Proxy Committee, ISS maintains and implements a custom voting policy for the Price Funds and other client accounts. From time to time, T. Rowe Price may also obtain certain proxy voting research from Glass, Lewis & Co., LLC.
Meeting Notification
T. Rowe Price utilizes ISS's voting agent services to notify us of upcoming shareholder meetings for portfolio companies held in client accounts and to transmit votes to the various custodian banks of our clients. ISS tracks and reconciles T. Rowe Price holdings against incoming proxy ballots. If ballots do not arrive on time, ISS procures them from the appropriate custodian or proxy distribution agent. Meeting and record date information is updated daily, and transmitted to T. Rowe Price through Proxy Exchange, ISS's web-based application.
Vote Determination
Each day, ISS delivers into T. Rowe Price's proprietary proxy research platform a comprehensive summary of upcoming meetings, proxy proposals, publications discussing key proxy voting issues, and custom vote recommendations to assist us with proxy research and processing. The final authority and responsibility for proxy voting decisions remains with T. Rowe Price. Decisions with respect to proxy matters are made primarily in light of the anticipated impact of the issue on the desirability of investing in the company from the perspective of our clients.
Portfolio managers may decide to vote their proxies consistent with the Policies and Procedures, as set by the Proxy Committee, and instruct our Proxy Administrator to vote all proxies accordingly. Alternatively, portfolio managers may request to review the vote recommendations and sign off on all proxies before the votes are cast, or they may choose only to sign off on those votes cast against management. The portfolio managers are also given the option of reviewing and determining the votes on all proxies without utilizing the vote guidelines of the Proxy Committee. In all cases, the portfolio managers may elect to receive current reports summarizing all proxy votes in their client accounts. Portfolio managers who vote their proxies inconsistent with T. Rowe Price guidelines are required to document the rationale for their votes. The Proxy Administrator is responsible for maintaining this documentation and assuring that it adequately reflects the basis for any vote which is cast contrary to our proxy voting guidelines.
T. Rowe Price Voting Policies
Specific proxy voting guidelines have been adopted by the Proxy Committee for all regularly occurring categories of management and shareholder proposals. A detailed set of proxy voting guidelines is available on the T. Rowe Price website, www.troweprice.com. The following is a summary of our guidelines on the most significant proxy voting topics:
Election of Directors – For U.S. companies, T. Rowe Price generally supports slates with a majority of independent directors. However, T. Rowe Price may vote against outside directors who do not meet our criteria relating to their independence, particularly when they serve on key board committees, such as compensation and nominating committees, for which we believe that all directors should be independent.  Outside of the U.S., we expect companies to adhere to the minimum independence standard established by regional corporate governance codes. At a minimum, however, we believe boards in all regions should include a blend of executive and non-executive members, and we are likely to vote against senior executives at companies without any independent directors. We also vote against directors who are unable to dedicate sufficient time to their board duties due to their commitments to other boards. We may vote against certain directors who have served on company boards where we believe there has been a gross failure in governance or oversight. Additionally, we may vote against compensation committee
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members who approve excessive executive compensation or severance arrangements. We support efforts to elect all board members annually because boards with staggered terms lessen directors' accountability to shareholders and act as deterrents to takeover proposals. To strengthen boards' accountability, T. Rowe Price supports proposals calling for a majority vote threshold for the election of directors and we may withhold votes from an entire board if they fail to implement shareholder proposals that receive majority support.

Anti-Takeover, Capital Structure and Corporate Governance Issues – T. Rowe Price generally opposes anti-takeover measures since they adversely impact shareholder rights and limit the ability of shareholders to act on potential value-enhancing transactions. Such anti-takeover mechanisms include classified boards, supermajority voting requirements, dual share classes, and poison pills. When voting on capital structure proposals, T. Rowe Price will consider the dilutive impact to shareholders and the effect on shareholder rights. We may support shareholder proposals that call for the separation of the Chairman and CEO positions if we determine that insufficient governance safeguards are in place at the company.

Executive Compensation Issues – T. Rowe Price's goal is to assure that a company's equity-based compensation plan is aligned with shareholders' long-term interests. We evaluate plans on a case-by-case basis, using a proprietary, scorecard-based approach that employs a number of factors, including dilution to shareholders, problematic plan features, burn rate, and the equity compensation mix. Plans that are constructed to effectively and fairly align executives' and shareholders' incentives generally earn our approval. Conversely, we oppose compensation packages that provide what we view as excessive awards to few senior executives, contain the potential for excessive dilution relative to the company's peers, or rely on an inappropriate mix of options and full-value awards. We also may oppose equity plans at any company where we deem the overall compensation practices to be problematic. We generally oppose efforts to reprice options in the event of a decline in value of the underlying stock unless such plans appropriately balance shareholder and employee interests. For companies with particularly egregious pay practices such as excessive severance packages, executives with outsized pledged/hedged stock positions, executive perks, and bonuses that are not adequately linked to performance, we may vote against compensation committee members. We analyze management proposals requesting ratification of a company's executive compensation practices ("Say-on-Pay" proposals) on a case-by-case basis, using a proprietary scorecard-based approach that assesses the long-term linkage between executive compensation and company performance as well as the presence of objectionable structural features in compensation plans. With respect to the frequency in which companies should seek advisory votes on compensation, we believe shareholders should be offered the opportunity to vote annually. Finally, we may withhold votes from compensation committee members or even the entire board if we have cast votes against a company's "Say-on-Pay" vote in consecutive years.
Mergers and Acquisitions – T. Rowe Price considers takeover offers, mergers, and other extraordinary corporate transactions on a case-by-case basis to determine if they are beneficial to shareholders' current and future earnings stream and to ensure that our Price Funds and clients are receiving fair consideration for their securities. We oppose a high proportion of proposals for the ratification of executive severance packages ("Say on Golden Parachute" proposals) in conjunction with merger transactions if we conclude these arrangements reduce the alignment of executives' incentives with shareholders' interests.
Corporate Social Responsibility Issues – Vote recommendations for corporate responsibility issues are generated by the Global Corporate Governance Analyst using ISS's proxy research and company reports. T. Rowe Price generally votes with a company's management on social, environmental and corporate responsibility issues unless the issue has substantial investment implications for the company's business or operations which have not been adequately addressed by management. T. Rowe Price supports well-targeted shareholder proposals on environmental and other public policy issues that are particularly relevant to a company's businesses.
Global Portfolio Companies – ISS applies a two-tier approach to determining and applying global proxy voting policies. The first tier establishes baseline policy guidelines for the most fundamental issues, which span the corporate governance spectrum without regard to a company's domicile. The second tier takes into account various idiosyncrasies of different countries, making allowances for standard market practices, as long as they do not violate the fundamental goals of good corporate governance. The goal is to enhance shareholder value through effective use of the shareholder franchise, recognizing that application of policies developed for U.S. corporate governance issues are not appropriate for all markets. The Proxy Committee has reviewed ISS's general global policies and has developed international proxy voting guidelines which in most instances are consistent with ISS recommendations.
Fixed Income, Index and Passively Managed Accounts – Proxy voting for fixed income, index and other passively-managed portfolios is administered by the Proxy Services Group using T. Rowe Price's policies as set by the Proxy Committee. If a portfolio company is held in both an actively managed account and an index account, the index account will default to the vote as determined by the actively managed proxy voting process. In addition, fixed income accounts will generally follow the proxy
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vote determinations on security holdings held by our equity accounts unless the matter is specific to a particular fixed income security (i.e., consents, restructurings, reorganization proposals).
Divided Votes – In situations where a decision is made which is contrary to the policies established by the Proxy Committee, or differs from the vote for any other client or Price Fund, the Proxy Services Group advises the portfolio managers involved of the divided vote. The persons representing opposing views may wish to confer to discuss their positions. In such instances, it is the normal practice for the portfolio manager to document the reasons for the vote if it is against our proxy voting guidelines. The Proxy Administrator is responsible for assuring that adequate documentation is maintained to reflect the basis for any vote which is cast in opposition to our proxy voting guidelines.
Shareblocking – Shareblocking is the practice in certain foreign countries of "freezing" shares for trading purposes in order to vote proxies relating to those shares. In markets where shareblocking applies, the custodian or sub-custodian automatically freezes shares prior to a shareholder meeting once a proxy has been voted. Shareblocking typically takes place between one and fifteen (15) days before the shareholder meeting, depending on the market. In markets where shareblocking applies, there is a potential for a pending trade to fail if trade settlement takes place during the blocking period. T. Rowe Price's policy is generally to abstain from voting shares in shareblocking countries unless the matter has compelling economic consequences that outweigh the loss of liquidity in the blocked shares.
Securities on Loan – The Price Funds and our institutional clients may participate in securities lending programs to generate income. Generally, the voting rights pass with the securities on loan; however, lending agreements give the lender the right to terminate the loan and pull back the loaned shares provided sufficient notice is given to the custodian bank in advance of the voting deadline. T. Rowe Price's policy is generally not to vote securities on loan unless the portfolio manager has knowledge of a material voting event that could affect the value of the loaned securities. In this event, the portfolio manager has the discretion to instruct the Proxy Administrator to pull back the loaned securities in order to cast a vote at an upcoming shareholder meeting.
Monitoring and Resolving Conflicts of Interest
The Proxy Committee is also responsible for monitoring and resolving potential material conflicts between the interests of T. Rowe Price and those of its clients with respect to proxy voting. We have adopted safeguards to ensure that our proxy voting is not influenced by interests other than those of our fund shareholders. While membership on the Proxy Committee is diverse, it does not include individuals whose primary duties relate to client relationship management, marketing, or sales. Since T. Rowe Price's voting guidelines are predetermined by the Proxy Committee, application of the guidelines by fund portfolio managers to vote fund proxies should in most instances adequately address any potential conflicts of interest. However, consistent with the terms of the Policies and Procedures, which allow portfolio managers to vote proxies opposite our general voting guidelines, the Proxy Committee regularly reviews all such proxy votes that are inconsistent with the proxy voting guidelines to determine whether the portfolio manager's voting rationale appears reasonable. The Proxy Committee also assesses whether any business or other material relationships between T. Rowe Price and a portfolio company (unrelated to the ownership of the portfolio company's securities) could have influenced an inconsistent vote on that company's proxy.
Issues raising potential conflicts of interest are referred to designated members of the Proxy Committee for immediate resolution prior to the time T. Rowe Price casts its vote. With respect to personal conflicts of interest, T. Rowe Price's Code of Ethics and Conduct requires all employees to avoid placing themselves in a "compromising position" in which their interests may conflict with those of our clients and restrict their ability to engage in certain outside business activities. Portfolio managers or Proxy Committee members with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.
Specific Conflict of Interest Situations - Voting of T. Rowe Price Group, Inc. common stock (sym: TROW) by certain T. Rowe Price Index Funds will be done in all instances in accordance with T. Rowe Price policy, and votes inconsistent with policy will not be permitted. In the event that there is no previously established guideline for a specific voting issue appearing on the T. Rowe Price Group proxy, the Price Funds will abstain on that voting item.  In addition, T. Rowe Price has voting authority for proxies of the holdings of certain Price Funds that invest in other Price Funds. In cases where the underlying fund of an investing Price Fund, including a fund-of-funds, holds a proxy vote, T. Rowe Price will mirror vote the fund shares held by the upper-tier fund  in the same proportion as the votes cast by the shareholders of the underlying funds (other than the T. Rowe Price Reserve Investment Funds).
REPORTING, RECORD RETENTION AND OVERSIGHT
The Proxy Committee, and certain personnel under the direction of the Proxy Committee, perform the following oversight and assurance functions, among others, over T. Rowe Price's proxy voting: (1) periodically samples proxy votes to ensure that they were cast in compliance with T. Rowe Price's proxy voting guidelines; (2) reviews, no less frequently than annually, the adequacy of the Policies and Procedures to make sure that they have been implemented effectively, including whether they
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continue to be reasonably designed to ensure that proxies are voted in the best interests of our clients; (3) performs due diligence on whether a retained proxy advisory firm has the capacity and competency to adequately analyze proxy issues, including the adequacy and quality of the proxy advisory firm's staffing and personnel and its policies; and (4) oversees any retained proxy advisory firms and their procedures regarding their capabilities to (i) produce proxy research that is based on current and accurate information and (ii) identify and address any conflicts of interest and any other considerations that we believe would be appropriate in considering the nature and quality of the services provided by the proxy advisory firm.
Vote Summary Reports will be generated for each client that requests T. Rowe Price to furnish proxy voting records. The report specifies the portfolio companies, meeting dates, proxy proposals, and votes which have been cast for the client during the period and the position taken with respect to each issue. Reports normally cover quarterly or annual periods and are provided to clients upon request.
T. Rowe Price retains proxy solicitation materials, memoranda regarding votes cast in opposition to the position of a company's management, and documentation on shares voted differently. In addition, any document which is material to a proxy voting decision such as the T. Rowe Price proxy voting guidelines, Proxy Committee meeting materials, and other internal research relating to voting decisions will be kept. All proxy voting materials and supporting documentation are retained for six years (except for proxy statements available on the SEC's EDGAR database).

WELLS CAPITAL MANAGEMENT INCORPORATED

Wells Capital Management Policies and Procedures
I.	Introduction:
As a fiduciary, Wells Capital Management ("WellsCap") is obligated to vote proxies in the best interests of its clients. WellsCap has developed a structure that is designed to ensure that proxy voting is conducted in an appropriate manner, consistent with the clients' best interest and within the framework of this Proxy Voting Policy and Procedures ("Policy"). WellsCap has adopted this Policy in order to satisfy its fiduciary obligation. It is intended that this Policy also satisfies the requirements of Rule 206(4)-6 under the Investment Advisers Act of 1940, as amended (the "Advisers' Act").
WellsCap manages assets for a variety of clients: Taft-Hartley plans, governmental plans, foundations and endowments, corporations, and investment companies and other collective investment vehicles. Unless the client specifically reserves the right to vote their own proxies, WellsCap will vote proxies with a goal of maximizing shareholder value as a long-term investor and consistent with the governing laws and investment policies of each portfolio.  While securities are not purchased to exercise control or to seek to effect corporate change through share ownership, WellsCap supports sound corporate governance practices within companies in which they invest.
II.	Voting
Philosophy:
When WellsCap accepts delegation from its clients to vote proxies, it does not delegate that authority to any other person or entity, but retains complete authority for voting all proxies on behalf of its clients. Not all clients delegate proxy-voting authority to WellsCap, however, and WellsCap will not vote proxies, or provide advice to clients on how to vote proxies in the absence of specific delegation of authority, a pre-existing contractual agreement, or an obligation under the applicable law. For example, securities that are held in an investment advisory account for which WellsCap exercises no investment discretion are not voted by WellsCap. Also, WellsCap may not exercise discretion over shares that the client has committed to a stock loan program, which passes voting rights to the party with possession of the shares. From time to time, WellsCap may participate with a dissident group to vote proxies. In such case, WellsCap's appointment of an agent for limited purposes will not be deemed a delegation of authority under this Policy. WellsCap relies on a third party to provide research, administration, and executing votes based on their published guidelines. Notwithstanding, WellsCap retains final authority and fiduciary responsibility for proxy voting.
Responsibilities
1.	Proxy Administrator: WellsCap's proxy voting process is administered by its Operations Department ("Proxy Administrator"), who reports to WellsCap's Chief Operations Officer. The Proxy Administrator is responsible for administering and overseeing the proxy voting process to ensure the implementation of the Procedures. The Proxy Administrator monitors third party voting of proxies to ensure it is being done in a timely and responsible manner. The Proxy Administrator in conjunction with the Proxy Committee reviews the continuing appropriateness of the Procedures set forth herein, recommends revisions as necessary and provides an annual update on the proxy voting process.
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2.	The Proxy Committee: The Proxy Committee is chaired by the Head of Equity Investments. The Committee members are selected from portfolio management groups and include investment risk personnel. Members of the Committee are subject to change upon approval from the Committee Chair.
3.	WellsCap Legal/Compliance Department provides oversight and guidance to the Committee as necessary.
4.	Third Parties
To assist in its proxy-voting responsibilities, WellsCap subscribes to research and other proxy-administration services. Currently, WellsCap has contracted with Institutional Shareholder Services (ISS) a provider of proxy-voting services, to provide the following services to WellsCap:
•	Independently analyze and make recommendations for proxy proposals in accordance with the relevant voting platform;
•	Receive all proxy information sent by custodians that hold securities of WellsCap's Proxy Clients;
•	Posts proxy information on its password-protected website, including meeting dates, agendas, and ISS's analysis;
•	Provides WellsCap with vote administration and execution, recordkeeping (proxy statements and votes), and reporting support services; and
•	Annual analysis and rationale for guideline amendments.
III.	Methodology
Except in instances where clients have retained voting authority, WellsCap will instruct custodians of client accounts to forward all proxy statements and materials received in respect of client accounts to ISS. The Proxy Administrator reviews this information regularly and communicates with representatives of ISS to ensure that all agendas are considered and proxies are voted on a timely basis.
1.	Voting Guidelines. WellsCap, through its agent (ISS), votes proxies on different platforms subject to the client's expressed goals. The two key platforms are: (i) the ISS's Proxy Voting Guidelines, and (ii) ISS'S Taft Hartley Advisory Services platform, which researches recommendations made by the AFL-CIO. These Guidelines set forth how proxies will be voted on the issues specified. Depending upon the proposal and the platform, the guidelines may provide that proxies be voted "for" or "against" the proposal, or that the proposal should be considered on a case-by-case basis. The guideline may also be silent on a particular proposal, especially regarding foreign securities. ISS will vote proxies for or against as directed by the guidelines. Where the guidelines specify a "case by case" determination for a particular issue, ISS will evaluate the proxies based on thresholds established in the proxy guidelines relative to the platform. In addition, for proxies relating to issues not addressed in the guidelines, ISS will refer the vote to WellsCap. Finally, the Proxy Administrator shall have the authority to direct ISS to forward the proxy to him or her for a discretionary vote, in consultation with the Proxy Committee or the portfolio manager covering the subject security, if the Proxy Committee or the portfolio manager determines that a case-by-case review of such matter is warranted. Where a potential conflict of interest is identified (as described herein), WellsCap may not deviate from the Procedures unless it has a documented compelling purpose to do so.
2.	Voting Discretion. In all cases, the Proxy Administrator will exercise its voting discretion in accordance with the voting philosophy of the selected guideline. In cases where a proxy is forwarded by ISS to the Proxy Administrator, the Proxy Administrator may be assisted in its voting decision through receipt of: (i) independent research and voting recommendations provided by ISS, Portfolio Management or other independent sources; or (ii) information provided by company managements and shareholder groups. WellsCap believes that input from a portfolio manager or research analyst with knowledge of the issuer and its securities (collectively "Portfolio Manager") is essential. Portfolio Management is, in WellsCap's view, best able to evaluate the impact that the outcome on a particular proposal will have on the value of the issues shares. In the event that the Proxy Administrator is aware of a material conflict of interest involving Wells Fargo/WellsCap or any of its affiliates regarding a proxy that has been forwarded to him or her, the Proxy Administrator will, absent compelling circumstances, return the proxy to ISS to be voted in conformance with the voting guidelines of ISS.
Voting decisions made by the Proxy Administrator will be reported to ISS to ensure that the vote is registered in a timely manner.
3.	Securities on Loan. As a general matter, securities on loan will not be recalled to facilitate proxy voting (in which case the borrower of the security shall be entitled to vote the proxy).
4.	Share Blocking. Proxy voting in certain countries requires 'share blocking'. Shareholders wishing to vote their proxies must deposit their shares with a designated depositary before the date of the meeting. Consequently, the shares may not be sold in the period preceding the proxy vote. Absent compelling reasons, WellsCap believes that the benefit derived from voting these shares is outweighed by the burden of limited trading. Therefore, if share blocking is required in certain markets, WellsCap will not participate and refrain from voting proxies for those clients impacted by share blocking.
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5.	Conflicts of Interest. WellsCap has obtained a copy of ISS policies, procedures and practices regarding potential conflicts of interest that could arise in ISS proxy voting services to WellsCap as a result of business conducted by ISS. WellsCap believes that potential conflicts of interest by ISS are minimized by these policies, procedures and practices. In addition, Wells Fargo and/or WellsCap may have a conflict of interest regarding a proxy to be voted upon if, for example, Wells Fargo and/or WellsCap or its affiliates have other relationships with the issuer of the proxy. WellsCap believes that, in most instances, any material conflicts of interest will be minimized through a strict and objective application by ISS of the voting guidelines. However, when the Proxy Administrator is aware of a material conflict of interest regarding a matter that would otherwise require a vote by WellsCap, the Proxy Administrator shall defer to ISS to vote in conformance with the voting guidelines of ISS. In addition, the Proxy Administrator will seek to avoid any undue influence as a result of any material conflict of interest that exists between the interest of a client and WellsCap or any of its affiliates. To this end, an independent fiduciary engaged by Wells Fargo will direct the Proxy Administrator on voting instructions for the Wells Fargo proxy.
6.	Regulatory Conflicts/Restrictions. When the Proxy Administrator is aware of regulatory conflicts or restrictions, the Proxy Administrator shall defer to ISS to vote in conformance with ISS's voting guidelines to avoid any regulatory violations.
IV.	Other Provisions
Guideline Review
The Proxy Committee meets at least annually to review this Policy and consider changes to it. Meetings may be convened more frequently (for example, to discuss a specific proxy agenda or proposal) as requested by the Manager of Proxy Administration, any member of the Proxy Committee, or WellsCap's Chief Compliance Officer. A representative of WellsCap's Compliance Department will be present (on a best efforts basis) at all Proxy Committee meetings, but will not vote on the proxies.
Record Retention
WellsCap will maintain the following records relating to the implementation of the Procedures:
•	A copy of these proxy voting policies and procedures;
•	Proxy statements received for client securities (which will be satisfied by relying on ISS);
•	Records of votes cast on behalf of clients (which ISS maintains on behalf of WellsCap);
•	Records of each written client request for proxy voting records and WellsCap's written response to any client request (written or oral) for such records; and
•	Any documents prepared by WellsCap or ISS that were material to making a proxy voting decision.
Such proxy voting books and records shall be maintained at an office of WellsCap in an easily accessible place for a period of five years.
Disclosure of Policies and Procedures
Except as otherwise required by law, WellsCap has a general policy of not disclosing to any issuer or third party how its client proxies are voted.

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EXHIBIT II – PRO FORMA FINANCIAL STATEMENTS
Pro Forma Financial Information

The following unaudited pro forma financial information gives effect to the proposed reorganization (referred to as the "Reorganization"), accounted as if the Reorganization had occurred as of January 1, 2015. In addition, the pro forma Financial Information has been prepared based upon the proposed fee and expense structure after the Reorganization, as discussed in the combined Proxy Statement/Prospectus.

The pro forma financial information has been estimated in good faith based upon information regarding the AZL Invesco International Equity Fund ("IIEF"), the AZL JPMorgan International Opportunities Fund ("JPMIOF") (collectively, IIEF and JPMIOF are the "Acquired Funds") and the AZL International Index Fund ("IIF" or the "Acquiring Fund"), each a series of the Allianz Variable Insurance Products Trust (the "Trust"), for the twelve month period ended December 31, 2015. The pro forma financial information should be read in conjunction with the historical financial statements and notes thereto of the Acquired Funds and the Acquiring Fund, which are available in their respective annual and semi–annual shareholder reports.

The shareholders of each Acquired Fund will vote separately whether to approve the Reorganization affecting their Fund, and approval and completion of the Reorganization with respect to one Acquired Fund is not contingent upon the approval or completion of the Reorganization with respect to the other Acquired Fund.  The pro forma financial information has been prepared under the assumption that shareholders have approved the Reorganization of both Acquired Funds and the Acquiring Fund.

Narrative Description of the Pro Forma Effects of the Reorganization

1. BASIS OF COMBINATION

The unaudited pro forma financial information has been prepared to give effect to the proposed Reorganization of the Acquired Funds into the Acquiring Fund pursuant to a Plan of Reorganization as of the beginning of the period as indicated below in the table.

Acquired Funds	Acquiring Fund	12 Month Period Ended
IIEF and JPMIOF	IIF	December 31, 2015
The Reorganization will be accounted for as a tax-free reorganization of investment companies; therefore, no gain or loss will be recognized by the Acquiring Fund, the Acquired Funds, or the Funds' shareholders as a result of the Reorganization. The Reorganization will be accomplished by the acquisition of substantially all of the Acquired Funds' assets and the assumption of substantially all of the liabilities by the Acquiring Fund in exchange for shares of the Acquiring Fund and the distribution of such shares to Acquired Funds' shareholders in complete liquidation of the Acquired Funds. The table below shows the shares that the Acquired Funds' shareholders would have received if the Reorganization were to have taken place on December 31, 2015.
Acquiring Fund Shares Issued
IIEF	32,278,098
JPMIOF	35,553,573

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2. NET ASSETS

The table below shows the net assets of the Acquired Funds, adjusted for the effect of reorganization costs (see Note 4), and the Acquiring Fund and pro forma combined net assets (the "Combined Fund"), assuming the Reorganization was completed as of December 31, 2015. The actual net assets at the closing date will differ.

	Acquired Funds	Acquiring Fund	Combined Fund Pro Forma
IIEF	$465,450,169
JPMIOF	512,682,519
Total	$978,132,688	$576,329,608	$1,554,462,296

3. PRO FORMA ADJUSTMENTS

The table below reflects estimated adjustments to expenses needed to the pro forma Combined Fund as if the Reorganization had taken place on January 1, 2015, excluding reorganization costs. The pro forma financial information has been derived from the books and records used in calculating daily net asset values of the Acquired Funds and the Acquiring Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which requires management to make estimates and assumptions that affect this information. Actual results could differ from those estimates.  No other significant pro forma effects are expected to result from the Reorganization other than that noted in footnote 4 associated with the realignment of the securities within the portfolios.

Increase (decrease)
Expense Category	in expense
Manager fees (1)	$(6,231,175)
Custodian fees (2)	(3,000)
Professional fees (3)	(11,093)
Shareholder reports (4)	(22,243)
Other expenses (5)	318,885
Expenses waived/reimbursed (6)	860,629

(1)
The Manager fees of IIEF, JPMIOF and IIF are 0.90%, 0.95% and 0.35% (of average daily net assets), respectively (highest tier rate is shown, as applicable).  The adjustment reflects the impact of applying the Acquiring Fund's fee rate following the Reorganization to the Combined Fund's average net assets.

(2)	Custodian fees were reduced to eliminate the effects of duplicative fees.
(3)	Professional fees were reduced to eliminate the effects of duplicative fees for audit and legal services.
(4)	Separate shareholder reports for the Acquired Funds will no longer be required.

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(5)	Other expenses were increased to include additional licensing fees.
(6)
The Manager voluntarily waived and reimbursed certain fees and expenses in the Acquired Funds and the Acquiring Fund during the year ended December 31, 2015.  The Manager has contractually agreed to limit expenses of the Acquiring Fund to 0.77% (of average daily net assets) through April 30, 2017.  The combined pro forma expenses of the Acquiring Fund, net of adjustments, are below the expense limit.  Accordingly, expense waivers have been reduced to reflect no expense waivers or reimbursements (contractual or voluntary) included in the operating results of the Combined Fund.

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with applicable tax regulations.  No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganization.

4. REORGANIZATION AND TRANSACTIONAL COSTS

The reorganization costs (whether or not the Reorganization is consummated) will be borne by the Manager and the Acquired Funds equally, provided, however, that the expenses borne by IIEF shall not exceed $132,000 and the expenses borne by JPMIOF shall not exceed $105,000. The total amount of such expenses for each Reorganization is estimated to be $264,000 for IIEF and $210,000 for JPMIOF, inclusive of transaction costs incurred with the realignment of portfolio securities as further discussed below.

The Acquiring Fund is a passively-managed index fund.  As such, securities owned by the Acquired Funds which are not included in the index upon which the Acquiring Fund's passive management strategy is modeled will be subject to realignment and consequently will be sold in connection with the Reorganization.  IIEF expects to sell approximately 47% of its existing portfolio and incur transaction costs of approximately $185,000 in connection with the Reorganization.  JPMIOF expects to sell approximately 47% of its existing portfolio and incur transaction costs of approximately $128,000 in connection with the Reorganization.  The Acquiring Fund, in turn, is expected to invest the proceeds of the sales of such Acquired Fund assets in securities then held by the Acquiring Fund, and in approximately the same proportions.

5. ACCOUNTING SURVIVOR

The Acquiring Fund will be the accounting survivor.  The surviving fund will have the lead portfolio manager, portfolio composition, investment objective and strategy, expense structure and policies/restrictions of the Acquiring Fund.

6. SECURITY VALUATION

The Acquiring Fund records its investments at fair value.  Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date.  Security prices are generally provided by an independent third party pricing service approved by the Trust's Board of Trustees ("Trustees") as of the close of the New York Stock Exchange (generally 4:00 pm Eastern Time).  In the event market quotations are not readily available, or are deemed unreliable, fair value may be determined in good faith by the Trustees or persons acting on behalf of the Trustees.

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7. FEDERAL TAX INFORMATION

It is the Acquiring Fund's policy to continue to comply with the requirements of the Internal Revenue Code under Subchapter M, applicable to regulated investment companies, and to distribute all of its taxable income, including any net realized gains on investments, to its shareholders. At December 31, 2015, the Acquired Funds did not have any capital loss carryovers, and the Acquiring Fund's capital loss carryovers, which are subject to expiration on December 31, 2016, were $55,890,176.

The Allianz Variable Insurance Products Trust ♦SAI♦ August 25, 2016